UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Index Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Index Fund	FAEIX	FAEQX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	—	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	—	FPXCX	ARSCX	ASETX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Walt French and David Friar are the portfolio managers for the Funds. Walt has managed the Nuveen Equity Index Fund since 1999 and David has managed the Nuveen Equity Index Fund since 2000. Walt and Dave have managed the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001.

On the following pages, the portfolio management team examines the Funds’ performance for the six-month period ended April 30, 2013.

Nuveen Equity Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) performed in-line with the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were consumer discretionary, health care and financials, which all advanced significantly. The three lowest performing sectors were information technology, energy and materials. Also during the period, we continued to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally higher equity prices during the period, these positions added mildly to performance.

Nuveen Investments	5

Nuveen Mid Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Mid-Cap Core Funds Classification Average, but underperformed the S&P MidCap 400® Index.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were consumer staples, health care and industrials, each advancing significantly. The three lowest performing sectors were telecommunications, materials and technology. Also during the period, we continued to invest in S&P MidCap 400® E-Mini Index futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally higher equity prices during the period, these positions added mildly to performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Small-Cap Core Funds Classification Average, but underperformed the Russell 2000® Index.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is invested to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. We believe the Fund’s

6	Nuveen Investments

objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the index during the reporting period. The top performing sectors in the index were consumer discretionary, industrials and health care, which all advanced significantly. The three lowest performing sectors were materials, energy and utilities. Also during the period, we continued to invest in Russell 2000® E-Mini Index futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally higher equity prices during the period, these positions added mildly to performance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

Nuveen Investments	7

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

8	Nuveen Investments

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	14.04%	16.17%	4.67%	7.32%
S&P 500® Index*	14.42%	16.89%	5.21%	7.88%
Lipper S&P 500® Index Objective Funds Classification Average*	14.05%	16.21%	4.63%	7.36%

Class B Shares w/o CDSC	13.62%	15.33%	3.90%	6.51%
Class B Shares w/CDSC	8.62%	10.33%	3.73%	6.51%
Class C Shares	13.61%	15.32%	3.90%	6.52%
Class R3 Shares	13.88%	15.91%	4.42%	7.08%
Class I Shares	14.18%	16.51%	4.94%	7.59%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	9.89%	13.32%	5.29%	7.97%
Class B Shares w/o CDSC	9.46%	12.46%	4.50%	7.16%
Class B Shares w/CDSC	4.46%	7.46%	4.33%	7.16%
Class C Shares	9.44%	12.46%	4.50%	7.16%
Class R3 Shares	9.73%	13.02%	5.03%	7.73%
Class I Shares	9.98%	13.56%	5.55%	8.23%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class B Shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.69%	0.62%
Class B Shares	1.44%	1.37%
Class C Shares	1.44%	1.37%
Class R3 Shares	0.94%	0.87%
Class I Shares	0.44%	0.37%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	18.76%	18.08%	7.85%	11.11%
S&P MidCap 400® Index*	19.23%	18.84%	8.37%	11.73%
Lipper Mid-Cap Core Funds Classification Average*	17.15%	16.12%	5.74%	9.74%

Class C Shares	18.34%	17.19%	7.03%	10.28%
Class R3 Shares	18.62%	17.76%	7.59%	10.85%
Class I Shares	18.84%	18.31%	8.10%	11.37%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	17.06%	17.06%	9.33%	11.81%
Class C Shares	16.65%	16.22%	8.51%	10.97%
Class R3 Shares	16.98%	16.81%	9.06%	11.55%
Class I Shares	17.30%	17.46%	9.61%	12.10%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.82%	0.76%
Class C Shares	1.57%	1.51%
Class R3 Shares	1.07%	1.01%
Class I Shares	0.57%	0.51%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	16.35%	17.06%	6.85%	9.85%
Russell 2000® Index*	16.58%	17.69%	7.27%	10.47%
Lipper Small-Cap Core Funds Classification Average*	15.74%	15.47%	6.81%	10.27%

Class C Shares	15.85%	16.17%	6.04%	8.98%
Class R3 Shares	16.19%	16.81%	6.57%	9.57%
Class I Shares	16.41%	17.42%	7.11%	10.08%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares	14.14%	15.70%	7.80%	10.88%
Class C Shares	13.75%	14.76%	6.99%	10.01%
Class R3 Shares	14.12%	15.41%	7.53%	10.61%
Class I Shares	14.30%	15.96%	8.06%	11.13%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.32%	0.89%
Class C Shares	2.05%	1.64%
Class R3 Shares	1.57%	1.14%
Class I Shares	1.05%	0.64%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Holding Summaries as of April 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Index Fund

Fund Allocation[1]
Common Stocks	98.9%
Warrants[2]	0.0%
Short-Term Investments	1.3%
Other[3]	(0.2)%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	6.0%
Insurance	4.1%
Computers & Peripherals	4.0%
Diversified Financial Services	3.7%
IT Services	3.7%
Media	3.6%
Software	3.5%
Diversified Telecommunication Services	2.8%
Commercial Banks	2.7%
Beverages	2.5%
Chemicals	2.5%
Food & Staples Retailing	2.4%
Aerospace & Defense	2.3%
Industrial Conglomerates	2.3%
Specialty Retail	2.3%
Internet Software & Services	2.2%
Real Estate Investment Trust	2.2%
Household Products	2.2%
Health Care Equipment & Supplies	2.1%
Electric Utilities	2.1%
Capital Markets	2.0%
Semiconductors & Equipment	2.0%
Biotechnology	2.0%
Health Care Providers & Services	1.9%
Food Products	1.9%
Tobacco	1.8%
Short-Term Investments	1.3%
Other[4]	19.1%

Top Five Common Stock Holdings[1]
Apple, Inc.	2.9%
Exxon Mobil Corporation	2.8%
Microsoft Corporation	1.7%
Chevron Corporation	1.7%
Johnson & Johnson	1.6%

1	As a percentage of net assets. Holdings are subject to change.
2	Rounds to less than 0.1%.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments.
4	Other assets less liabilities, which includes warrants, investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments and all industries less than 1.8% of net assets.

12	Nuveen Investments

Nuveen Mid Cap Index Fund

Fund Allocation[1]
Common Stocks	94.0%
Short-Term Investments	9.9%
Other[2]	(3.9)%

Portfolio Composition[1]
Real Estate Investment Trust	10.4%
Machinery	5.0%
Insurance	4.7%
Software	4.1%
Specialty Retail	3.9%
Commercial Banks	3.6%
IT Services	3.1%
Health Care Providers & Services	2.9%
Oil, Gas, & Consumable Fuels	2.8%
Chemicals	2.7%
Energy Equipment & Services	2.7%
Capital Markets	2.3%
Health Care Equipment & Supplies	2.3%
Household Durables	2.2%
Electric Utilities	2.1%
Food Products	2.0%
Road & Rail	2.0%
Electronic Equipment & Instruments	1.9%
Semiconductors & Equipment	1.9%
Commercial Services & Supplies	1.6%
Containers & Packaging	1.6%
Electrical Equipment	1.6%
Gas Utilities	1.5%
Internet Software & Services	1.5%
Short-Term Investments	9.9%
Other[3]	19.7%

Top Five Common Stock Holdings[1]
Vertex Pharmaceuticals Inc.	1.2%
Kansas City Southern Industries	0.8%
Equinix Inc.	0.7%
Hollyfrontier Corporation	0.7%
Ametek Inc.	0.7%

1	As a percentage of net assets. Holdings are subject to change.
2	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments and all industries less than 1.5% of net assets.

Nuveen Investments	13

Holding Summaries (continued) as of April 30, 2013

Nuveen Small Cap Index Fund

Fund Allocation[1]
Common Stocks	91.2%
Exchange-Traded Funds[2]	0.0%
Common Stock Rights[3]	0.0%
Warrants[2]	0.0%
Short-Term Investments	9.0%
Other[4]	(0.2)%

Portfolio Composition[1]
Real Estate Investment Trust	8.7%
Commercial Banks	5.7%
Biotechnology	3.9%
Oil, Gas, & Consumable Fuels	3.4%
Software	3.3%
Specialty Retail	3.2%
Semiconductors & Equipment	3.2%
Hotels, Restaurants & Leisure	3.0%
Machinery	2.8%
Health Care Equipment & Supplies	2.7%
Insurance	2.3%
Health Care Providers & Services	2.3%
Capital Markets	2.2%
Internet Software & Services	2.1%
Chemicals	2.1%
Electronic Equipment & Instruments	2.0%
Energy Equipment & Services	1.9%
Commercial Services & Supplies	1.9%
IT Services	1.7%
Communications Equipment	1.7%
Thrifts & Mortgage Finance	1.6%
Aerospace & Defense	1.5%
Food Products	1.5%
Electric Utilities	1.4%
Pharmaceuticals	1.4%
Media	1.3%
Textiles Apparel & Luxury Goods	1.3%
Road & Rail	1.2%
Short-Term Investments	9.0%
Other[5]	19.7%

Top Five Common Stock Holdings[1]
Pharmacyclics, Inc.	0.3%
Starwood Hotels & Resorts Worldwide, Inc.	0.3%
Alaska Air Group, Inc.	0.3%
Two Harbors Investment Corporation	0.3%
Gulfport Energy Corporation	0.3%

1	As a percentage of net assets. Holdings are subject to change.
2	Rounds to less than 0.1%.
3	Securities have a market value of zero.
4	Other assets less liabilities, which includes investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments.
5	Other assets less liabilities, which includes exchange-traded funds, common stock rights, warrants, investments purchased with collateral from securities lending and investments in derivatives as presented in the Fund’s Portfolio of Investments and all industries less than 1.2% of net assets.

14	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,140.40	$1,136.20	$1,136.10	$1,138.80	$1,141.80	$1,021.72	$1,018.00	$1,018.00	$1,020.48	$1,022.96
Expenses Incurred During Period	$3.29	$7.26	$7.26	$4.61	$1.96	$3.11	$6.85	$6.85	$4.36	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Mid Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,187.60	$1,183.40	$1,186.20	$1,188.40	$1,021.17	$1,017.46	$1,019.93	$1,022.41
Expenses Incurred During Period	$3.96	$8.01	$5.31	$2.60	$3.66	$7.40	$4.91	$2.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.48%, .98% and .48% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,163.50	$1,158.50	$1,161.90	$1,164.10	$1,020.73	$1,017.01	$1,019.49	$1,021.97
Expenses Incurred During Period	$4.40	$8.40	$5.74	$3.06	$4.11	$7.85	$5.36	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.07% and .57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund

April 30, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.9%

	Aerospace & Defense – 2.3%

36,468	Boeing Company	$3,333,540

17,834	General Dynamics Corporation	1,319,003

42,094	Honeywell International Inc.	3,095,593

5,073	L-3 Communications Holdings, Inc.	412,181

14,431	Lockheed Martin Corporation	1,429,968

13,188	Northrop Grumman Corporation	998,859

7,820	Precision Castparts Corporation	1,495,888

17,725	Raytheon Company	1,087,961

7,612	Rockwell Collins, Inc.	478,947

15,143	Textron Inc.	389,932

45,309	United Technologies Corporation	4,136,259
	Total Aerospace & Defense	18,178,131
	Air Freight & Logistics – 0.7%

8,661	C.H. Robinson Worldwide, Inc., (2)	514,377

11,230	Expeditors International of Washington, Inc.	403,494

15,680	FedEx Corporation	1,474,077

38,448	United Parcel Service, Inc., Class B	3,300,376
	Total Air Freight & Logistics	5,692,324
	Airlines – 0.1%

39,654	Southwest Airlines Co.	543,260
	Auto Components – 0.3%

6,288	BorgWarner Inc., (3)	491,533

15,868	Delphi Automotive PLC	733,260

13,836	Goodyear Tire & Rubber Company, (3)	172,881

36,744	Johnson Controls, Inc.	1,286,407
	Total Auto Components	2,684,081
	Automobiles – 0.4%

204,870	Ford Motor Company	2,808,768

12,157	Harley-Davidson, Inc.	664,380
	Total Automobiles	3,473,148
	Beverages – 2.5%

8,550	Beam Inc.	553,271

8,145	Brown-Forman Corporation	574,223

14,499	Coca Cola Enterprises Inc.	531,098

207,265	Coca-Cola Company	8,773,527

8,138	Constellation Brands, Inc., Class A, (3)	401,610

11,183	Dr. Pepper Snapple Group, (2)	546,066

8,375	Molson Coors Brewing Company, Class B	432,150

8,012	Monster Beverage Corporation, (3)	451,877

83,118	PepsiCo, Inc.	6,854,741
	Total Beverages	19,118,563
	Biotechnology – 2.0%

10,439	Alexion Pharmaceuticals Inc., (3)	1,023,022

40,948	Amgen Inc.	4,267,191

16	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

12,713	Biogen Idec Inc., (3)	$2,783,257

22,729	Celgene Corporation, (3)	2,683,613

81,422	Gilead Sciences, Inc., (3)	4,123,210

2,525	Regeneron Pharmaceuticals, Inc., (3)	543,229
	Total Biotechnology	15,423,522
	Building Products – 0.0%

19,188	Masco Corporation	373,015
	Capital Markets – 2.0%

11,060	Ameriprise Financial, Inc.	824,302

62,794	Bank of New York Company, Inc.	1,772,047

6,669	BlackRock Inc.	1,777,289

58,923	Charles Schwab Corporation	999,334

14,925	E*Trade Group Inc., (3)	153,578

7,415	Franklin Resources, Inc.	1,146,804

23,737	Goldman Sachs Group, Inc.	3,467,264

23,860	Invesco LTD	757,316

6,298	Legg Mason, Inc., (2)	200,654

74,261	Morgan Stanley	1,644,881

11,725	Northern Trust Corporation, (2)	632,212

24,975	State Street Corporation	1,460,288

13,694	T. Rowe Price Group Inc.	992,815
	Total Capital Markets	15,828,784
	Chemicals – 2.5%

11,438	Air Products & Chemicals Inc.	994,648

3,778	Airgas, Inc.	365,144

3,379	CF Industries Holdings, Inc.	630,217

64,440	Dow Chemical Company, (2)	2,185,160

50,106	E.I. Du Pont de Nemours and Company, (2)	2,731,278

8,363	Eastman Chemical Company	557,394

14,082	Ecolab Inc.	1,191,619

7,383	FMC Corporation	448,148

4,498	International Flavors & Fragrances Inc., (2)	347,201

20,398	LyondellBasell Industries NV	1,238,159

28,727	Monsanto Company	3,068,618

14,691	Mosaic Company	904,819

8,116	PPG Industries, Inc.	1,194,188

15,965	Praxair, Inc.	1,824,800

4,598	Sherwin-Williams Company	841,940

6,465	Sigma-Aldrich Corporation, (2)	508,731
	Total Chemicals	19,032,064
	Commercial Banks – 2.7%

37,594	BB&T Corporation	1,156,767

10,228	Comerica Incorporated, (2)	370,765

48,225	Fifth Third Bancorp.	821,272

13,280	First Horizon National Corporation, (2)	138,112

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Commercial Banks (continued)

45,968	Huntington BancShares Inc.	$329,591

50,168	KeyCorp., (2)	500,175

6,535	M&T Bank Corporation, (2)	654,807

28,417	PNC Financial Services Group, Inc.	1,928,946

75,927	Regions Financial Corporation	644,620

28,953	SunTrust Banks, Inc.	846,875

101,040	U.S. Bancorp	3,362,611

263,069	Wells Fargo & Company	9,991,361

9,896	Zions Bancorporation, (2)	243,640
	Total Commercial Banks	20,989,542
	Commercial Services & Supplies – 0.6%

12,865	ADT Corporation	561,429

5,352	Avery Dennison Corporation	221,840

5,705	Cintas Corporation	255,983

8,963	Iron Mountain Inc., (2)	339,339

10,152	Pitney Bowes Inc., (2)	138,778

16,069	Republic Services, Inc.	547,632

4,555	Stericycle Inc., (3)	493,398

25,731	Tyco International Ltd.	826,480

23,431	Waste Management, Inc., (2)	960,202
	Total Commercial Services & Supplies	4,345,081
	Communications Equipment – 1.8%

285,287	Cisco Systems, Inc.	5,968,204

4,248	F5 Networks, Inc., (3)	324,675

6,807	Harris Corporation	314,483

12,976	JDS Uniphase Corporation, (3)	175,176

27,704	Juniper Networks Inc., (2), (3)	458,501

15,072	Motorola Solutions Inc.	862,118

91,564	QUALCOMM, Inc.	5,642,174
	Total Communications Equipment	13,745,331
	Computers & Peripherals – 4.0%

50,548	Apple, Inc.	22,380,127

78,415	Dell Inc.	1,050,761

113,199	EMC Corporation, (3)	2,539,054

105,649	Hewlett-Packard Company, (2)	2,176,369

19,251	NetApp, Inc., (3)	671,667

12,992	SanDisk Corporation, (3)	681,300

18,053	Seagate Technology	662,545

11,780	Western Digital Corporation	651,198
	Total Computers & Peripherals	30,813,021
	Construction & Engineering – 0.2%

8,948	Fluor Corporation	509,857

6,989	Jacobs Engineering Group, Inc., (3)	352,805

11,453	Quanta Services Incorporated, (3)	314,728
	Total Construction & Engineering	1,177,390

18	Nuveen Investments

Shares	Description (1)	Value

	Construction Materials – 0.0%

6,963	Vulcan Materials Company, (2)	$347,314
	Consumer Finance – 0.9%

52,315	American Express Company	3,578,869

30,482	Capital One Financial Corporation	1,761,250

27,124	Discover Financial Services	1,186,404

24,833	SLM Corporation	512,801
	Total Consumer Finance	7,039,324
	Containers & Packaging – 0.2%

8,268	Ball Corporation	364,784

3,602	Bemis Company, Inc., (2)	141,739

9,713	MeadWestvaco Corporation	334,904

8,840	Owens-Illinois, Inc., (3)	232,315

9,788	Sealed Air Corporation	216,511
	Total Containers & Packaging	1,290,253
	Distributors – 0.1%

8,336	Genuine Parts Company	636,287
	Diversified Consumer Services – 0.1%

5,375	Apollo Group, Inc., (2), (3)	98,739

15,709	H & R Block Inc.	435,768
	Total Diversified Consumer Services	534,507
	Diversified Financial Services – 3.7%

582,048	Bank of America Corporation	7,165,011

163,794	Citigroup Inc.	7,642,628

16,482	CME Group, Inc.	1,003,095

3,908	Intercontinental Exchange, Inc., (2), (3)	636,730

204,265	JP Morgan Chase & Co.	10,011,028

10,645	Leucadia National Corporation	328,824

14,921	McGraw-Hill Companies, Inc.	807,375

10,420	Moody’s Corporation, (2)	634,057

6,293	NASDAQ Stock Market, Inc.	185,518

13,058	New York Stock Exchange Euronext	506,781
	Total Diversified Financial Services	28,921,047
	Diversified Telecommunication Services – 2.8%

302,276	AT&T Inc.	11,323,259

33,604	CenturyLink Inc., (2)	1,262,502

53,776	Frontier Communications Corporation, (2)	223,708

153,353	Verizon Communications Inc.	8,267,260

30,961	Windstream Corporation	263,788
	Total Diversified Telecommunication Services	21,340,517
	Electric Utilities – 2.1%

26,075	American Electric Power Company, Inc.	1,341,037

37,842	Duke Energy Corporation	2,845,718

17,507	Edison International	941,877

9,551	Entergy Corporation	680,318

45,903	Exelon Corporation, (2)	1,721,822

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Electric Utilities (continued)

22,472	FirstEnergy Corp.	$1,047,195

22,741	NextEra Energy Inc.	1,865,444

14,739	Northeast Utilities	668,119

12,806	Pepco Holdings, Inc.	289,416

5,894	Pinnacle West Capital Corporation	358,945

32,629	PPL Corporation, (2)	1,089,156

46,969	Southern Company	2,265,315

26,201	Xcel Energy, Inc.	832,930
	Total Electric Utilities	15,947,292
	Electrical Equipment – 0.6%

23,205	Eaton PLC	1,425,019

38,911	Emerson Electric Company	2,159,950

7,485	Rockwell Automation, Inc.	634,578

5,603	Roper Industries Inc., (2)	670,399
	Total Electrical Equipment	4,889,946
	Electronic Equipment & Instruments – 0.4%

8,616	Amphenol Corporation, Class A, (2)	650,680

79,411	Corning Incorporated	1,151,460

8,451	FLIR Systems Inc.	205,444

10,769	Jabil Circuit Inc.	191,688

7,424	Molex Inc.	204,680

20,585	TE Connectivity Limited	896,477
	Total Electronic Equipment & Instruments	3,300,429
	Energy Equipment & Services – 1.8%

23,624	Baker Hughes Incorporated	1,072,293

13,256	Cooper Cameron Corporation, (3)	815,907

3,735	Diamond Offshore Drilling, Inc.	258,089

12,456	Ensco PLC	718,462

12,775	FMC Technologies Inc., (3)	693,683

49,864	Halliburton Company	2,132,683

5,681	Helmerich & Payne Inc., (2)	333,020

15,604	Nabors Industries Inc.	230,783

22,939	National-Oilwell Varco Inc.	1,496,082

13,579	Noble Corporation	509,213

6,673	Rowan Companies Inc., (2), (3)	217,073

71,335	Schlumberger Limited	5,309,464
	Total Energy Equipment & Services	13,786,752
	Food & Staples Retailing – 2.4%

23,235	Costco Wholesale Corporation	2,519,371

66,989	CVS Caremark Corporation	3,897,420

27,608	Kroger Co., (2)	949,163

12,773	Safeway Inc.	287,648

31,584	Sysco Corporation	1,101,018

46,162	Walgreen Co.	2,285,481

89,876	Wal-Mart Stores, Inc.	6,985,163

9,271	Whole Foods Market, Inc.	818,815
	Total Food & Staples Retailing	18,844,079

20	Nuveen Investments

Shares	Description (1)	Value

	Food Products – 1.9%

35,388	Archer-Daniels-Midland Company	$1,201,069

9,631	Campbell Soup Company, (2)	446,975

21,899	ConAgra Foods, Inc.	774,568

9,953	Dean Foods Company, (3)	190,500

34,671	General Mills, Inc.	1,748,112

17,230	H.J. Heinz Company	1,247,797

8,035	Hershey Foods Corporation	716,401

7,032	Hormel Foods Corporation	290,211

5,828	JM Smucker Company	601,624

13,288	Kellogg Company	864,252

31,832	Kraft Foods Inc.	1,639,030

7,120	McCormick & Company, Inc., (2)	512,213

10,910	Mead Johnson Nutrition Company, Class A Shares	884,692

95,489	Mondelez International Inc.	3,003,129

15,422	Tyson Foods, Inc., Class A, (2)	379,844
	Total Food Products	14,500,417
	Gas Utilities – 0.1%

5,075	AGL Resources Inc.	222,539

7,868	ONEOK, Inc.	404,100
	Total Gas Utilities	626,639
	Health Care Equipment & Supplies – 2.1%

84,936	Abbott Laboratories	3,135,837

29,521	Baxter International, Inc.	2,062,632

10,584	Becton, Dickinson and Company	998,071

73,775	Boston Scientific Corporation, (3)	552,575

4,114	C. R. Bard, Inc.	408,767

11,925	CareFusion Corporation, (3)	398,772

25,438	Covidien PLC	1,623,962

7,627	DENTSPLY International Inc.	323,003

6,202	Edwards Lifesciences Corporation, (2), (3)	395,626

2,137	Intuitive Surgical, Inc., (3)	1,052,024

54,344	Medtronic, Inc.	2,536,778

16,559	Saint Jude Medical Inc., (2)	682,562

15,526	Stryker Corporation	1,018,195

5,878	Varian Medical Systems, Inc., (2), (3)	382,893

9,323	Zimmer Holdings, Inc.	712,743
	Total Health Care Equipment & Supplies	16,284,440
	Health Care Providers & Services – 1.9%

17,979	Aetna Inc.	1,032,714

12,653	AmerisourceBergen Corporation	684,780

18,258	Cardinal Health, Inc.	807,369

15,362	CIGNA Corporation	1,016,504

7,228	Coventry Health Care, Inc.	358,147

4,521	Davita Inc., (3)	536,417

43,868	Express Scripts, Holding Company, (3)	2,604,443

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

8,501	Humana Inc.	$630,009

5,083	Laboratory Corporation of America Holdings, (2), (3)	474,549

12,683	McKesson HBOC Inc.	1,342,115

4,494	Patterson Companies, Inc.	170,547

8,541	Quest Diagnostics Incorporated	481,115

5,829	Tenet Healthcare Corporation, (3)	264,403

54,888	UnitedHealth Group Incorporated	3,289,438

16,317	Wellpoint Inc.	1,189,836
	Total Health Care Providers & Services	14,882,386
	Health Care Technology – 0.1%

7,836	Cerner Corporation, (2) (3)	758,290
	Hotels, Restaurants & Leisure – 1.8%

23,958	Carnival Corporation, ADR	826,791

1,650	Chipotle Mexican Grill, (2), (3)	599,264

6,910	Darden Restaurants, Inc.	356,763

14,944	International Game Technology	253,301

13,225	Marriott International, Inc., Class A	569,469

53,947	McDonald’s Corporation	5,510,147

39,956	Starbucks Corporation	2,430,923

10,510	Starwood Hotels & Resorts Worldwide, Inc.	678,105

7,538	Wyndham Worldwide Corporation	452,883

4,270	Wynn Resorts Ltd	586,271

24,277	YUM! Brands, Inc.	1,653,749
	Total Hotels, Restaurants & Leisure	13,917,666
	Household Durables – 0.3%

15,004	D.R. Horton, Inc.	391,304

5,867	Garmin Limited	205,814

3,757	Harman International Industries Inc.	167,975

7,591	Leggett and Platt Inc., (2)	244,734

8,820	Lennar Corporation, Class A	363,560

15,453	Newell Rubbermaid Inc.	407,032

18,268	Pulte Corporation, (2), (3)	383,445

4,183	Whirlpool Corporation	478,033
	Total Household Durables	2,641,897
	Household Products – 2.2%

7,011	Clorox Company	604,699

23,866	Colgate-Palmolive Company	2,849,839

21,025	Kimberly-Clark Corporation, (2)	2,169,570

146,920	Procter & Gamble Company	11,279,048
	Total Household Products	16,903,156
	Independent Power Producers & Energy Traders – 0.1%

34,737	AES Corporation	481,455

12,749	NRG Energy Inc.	355,315
	Total Independent Power Producers & Energy Traders	836,770

22	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – 2.3%

34,205	3M Co.	$3,581,606

31,266	Danaher Corporation	1,905,350

563,470	General Electric Company	12,559,746
	Total Industrial Conglomerates	18,046,702
	Insurance – 4.1%

18,259	Ace Limited	1,627,607

25,197	AFLAC Incorporated	1,371,725

25,887	Allstate Corporation	1,275,194

79,328	American International Group, (3)	3,285,766

17,124	AON PLC	1,033,433

4,012	Assurant Inc.	190,730

98,014	Berkshire Hathaway Inc., Class B, (3)	10,420,848

14,076	Chubb Corporation	1,239,673

7,868	Cincinnati Financial Corporation	384,824

26,429	Genworth Financial Inc., Class A, (3)	265,083

23,444	Hartford Financial Services Group, Inc.	658,542

14,777	Lincoln National Corporation	502,566

16,708	Loews Corporation	746,346

29,252	Marsh & McLennan Companies, Inc.	1,111,869

58,627	MetLife, Inc.	2,285,867

14,830	Principal Financial Group, Inc., (2)	535,363

29,895	Progressive Corporation	756,045

24,933	Prudential Financial, Inc.	1,506,452

5,077	Torchmark Corporation, (2)	315,129

20,496	Travelers Companies, Inc.	1,750,563

14,783	Unum Group	412,298

16,152	XL Capital Ltd, Class A	502,973
	Total Insurance	32,178,896
	Internet & Catalog Retail – 1.0%

19,471	Amazon.com, Inc., (2), (3)	4,941,935

5,001	Expedia, Inc.	279,256

2,853	NetFlix.com Inc., (3)	616,448

2,680	priceline.com Incorporated, (3)	1,865,253

5,889	TripAdvisor Inc., (3)	309,644
	Total Internet & Catalog Retail	8,012,536
	Internet Software & Services – 2.2%

9,537	Akamai Technologies, Inc., (3)	418,770

62,578	eBay Inc., (3)	3,278,461

14,302	Google Inc., Class A, (3)	11,793,000

8,342	VeriSign, Inc., (2), (3)	384,316

55,924	Yahoo! Inc., (3)	1,383,001
	Total Internet Software & Services	17,257,548
	IT Services – 3.7%

34,311	Accenture Limited	2,794,288

26,087	Automatic Data Processing, Inc.	1,756,699

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	IT Services (continued)

16,130	Cognizant Technology Solutions Corporation, Class A, (3)	$1,045,224

8,349	Computer Sciences Corporation	391,151

12,678	Fidelity National Information Services	533,110

7,173	Fiserv, Inc., (2), (3)	653,532

57,072	International Business Machines Corporation (IBM)	11,559,363

5,743	MasterCard, Inc.	3,175,477

17,381	Paychex, Inc., (2)	632,842

15,839	SAIC, Inc., (2)	236,635

9,087	Teradata Corporation, (3)	464,073

8,634	Total System Services Inc.	203,935

28,013	Visa Inc., (2)	4,719,070

32,057	Western Union Company	474,764
	Total IT Services	28,640,163
	Leisure Equipment & Products – 0.1%

6,485	Hasbro, Inc.	307,194

18,545	Mattel, Inc.	846,765
	Total Leisure Equipment & Products	1,153,959
	Life Sciences Tools & Services – 0.5%

18,724	Agilent Technologies, Inc.	775,923

9,246	Life Technologies Corporation, (3)	681,338

6,168	Perkinelmer Inc.	189,049

19,355	Thermo Fisher Scientific, Inc.	1,561,561

4,672	Waters Corporation, (3)	431,693
	Total Life Sciences Tools & Services	3,639,564
	Machinery – 1.7%

35,139	Caterpillar Inc., (2)	2,975,219

9,499	Cummins Inc.	1,010,599

21,037	Deere & Company, (2)	1,878,604

9,619	Dover Corporation, (2)	663,519

2,686	Flowserve Corporation	424,710

22,910	Illinois Tool Works, Inc.	1,479,070

15,041	Ingersoll Rand Company Limited, Class A	809,206

5,689	Joy Global Inc.	321,542

18,969	PACCAR Inc., (2)	944,277

5,969	Pall Corporation	398,192

8,016	Parker Hannifin Corporation	709,977

11,299	Pentair Limited	614,101

3,128	Snap-on Incorporated	269,634

9,069	Stanley Black & Decker Inc., (2)	678,452

10,101	Xylem Inc.	280,303
	Total Machinery	13,457,405
	Media – 3.6%

10,913	Cablevision Systems Corporation, (2)	162,167

31,751	CBS Corporation, Class B	1,453,561

142,786	Comcast Corporation, Class A	5,897,062

24	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

32,493	DirecTV, (3)	$1,837,804

12,835	Discovery Communications inc., Class A Shares, (2), (3)	1,011,655

12,747	Gannett Company Inc.	256,980

23,180	Interpublic Group Companies, Inc.	320,811

108,343	News Corporation, Class A	3,355,383

14,195	Omnicom Group, Inc., (2)	848,435

4,671	Scripps Networks Interactive, Class A Shares	310,995

16,386	Time Warner Cable, Class A	1,538,482

50,878	Time Warner Inc.	3,041,471

24,826	Viacom Inc., Class B	1,588,616

95,224	Walt Disney Company, (2)	5,983,876

110	Washington Post Company	48,767
	Total Media	27,656,065
	Metals & Mining – 0.5%

57,345	Alcoa Inc.	487,433

5,767	Allegheny Technologies, Inc., (2)	155,594

8,167	Cliffs Natural Resources Inc., (2)	174,284

51,011	Freeport-McMoRan Copper & Gold, Inc., (2)	1,552,265

26,598	Newmont Mining Corporation	861,775

17,063	Nucor Corporation	744,288

7,752	United States Steel Corporation, (2)	137,986
	Total Metals & Mining	4,113,625
	Multiline Retail – 0.8%

14,111	Dollar General Corporation, (3)	735,042

12,208	Dollar Tree Stores Inc., (3)	580,612

5,147	Family Dollar Stores, Inc.	315,871

7,657	J.C. Penney Company, Inc., (2)	125,728

11,370	Kohl’s Corporation, (2)	535,072

21,239	Macy’s, Inc.	947,259

8,547	Nordstrom, Inc.	483,675

34,970	Target Corporation	2,467,483
	Total Multiline Retail	6,190,742
	Multi-Utilities – 1.3%

13,763	Ameren Corporation	498,909

27,733	CenterPoint Energy, Inc.	684,450

14,814	CMS Energy Corporation	443,531

16,388	Consolidated Edison, Inc.	1,043,096

31,532	Dominion Resources, Inc.	1,944,894

9,247	DTE Energy Company	673,921

4,359	Integrys Energy Group, Inc., (2)	268,340

17,036	NiSource Inc.	523,516

23,104	PG&E Corporation	1,119,158

27,184	Public Service Enterprise Group Incorporated	995,206

6,971	Scana Corporation	377,828

12,085	Sempra Energy	1,001,242

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Multi-Utilities (continued)

11,391	TECO Energy, Inc., (2)	$217,910

12,362	Wisconsin Energy Corporation	555,548
	Total Multi-Utilities	10,347,549
	Office Electronics – 0.1%

67,900	Xerox Corporation	582,582
	Oil, Gas & Consumable Fuels – 8.8%

26,855	Anadarko Petroleum Corporation	2,276,230

21,026	Apache Corporation	1,553,401

11,276	Cabot Oil & Gas Corporation	767,332

27,857	Chesapeake Energy Corporation, (2)	544,326

105,167	Chevron Corporation	12,831,426

65,227	ConocoPhillips, (2)	3,942,972

12,240	CONSOL Energy Inc.	411,754

20,794	Denbury Resources Inc., (3)	372,005

20,239	Devon Energy Corporation, (2)	1,114,359

14,556	EOG Resources, Inc.	1,763,605

8,563	EQT Corporation	643,253

244,992	Exxon Mobil Corporation	21,801,838

15,967	Hess Corporation	1,152,498

33,536	Kinder Morgan, Inc.	1,311,258

37,958	Marathon Oil Corporation	1,240,088

18,900	Marathon Petroleum Corporation	1,481,004

9,920	Murphy Oil Corporation, (2)	615,933

7,458	Newfield Exploration Company, (3)	162,510

9,558	Noble Energy, Inc.	1,082,826

43,534	Occidental Petroleum Corporation	3,885,845

14,422	Peabody Energy Corporation, (2)	289,305

33,626	Phillips 66	2,049,505

6,621	Pioneer Natural Resources Company, (2)	809,285

9,571	QEP Resources Inc.	274,783

8,799	Range Resources Corporation	646,902

18,776	Southwestern Energy Company, (3)	702,598

37,594	Spectra Energy Corporation, (2)	1,185,339

7,546	Tesoro Corporation	402,956

29,743	Valero Energy Corporation	1,199,238

34,648	Williams Companies, Inc.	1,321,128

11,549	WPX Energy Inc., (2), (3)	180,511
	Total Oil, Gas & Consumable Fuels	68,016,013
	Paper & Forest Products – 0.2%

25,021	International Paper Company	1,175,487
	Personal Products – 0.2%

23,222	Avon Products, Inc.	537,822

12,899	Estee Lauder Companies Inc., Class A	894,546
	Total Personal Products	1,432,368

26	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 6.0%

87,807	AbbVie Inc.	$4,043,512

6,864	Actavis Inc., (3)	725,731

16,526	Allergan, Inc.	1,876,527

88,698	Bristol-Myers Squibb Company	3,523,085

53,809	Eli Lilly and Company	2,979,942

12,579	Forest Laboratories, Inc., (3)	470,580

8,878	Hospira Inc., (2), (3)	294,039

148,910	Johnson & Johnson, (2)	12,691,599

163,354	Merck & Company Inc.	7,677,638

21,898	Mylan Laboratories Inc., (3)	637,451

4,685	Perrigo Company	559,436

387,502	Pfizer Inc.	11,264,683
	Total Pharmaceuticals	46,744,223
	Professional Services – 0.1%

2,395	Dun and Bradstreet Inc., (2)	211,838

6,427	Equifax Inc.	393,332

7,562	Robert Half International Inc.	248,185
	Total Professional Services	853,355
	Real Estate Investment Trust – 2.2%

21,243	American Tower REIT Inc.	1,784,200

7,519	Apartment Investment & Management Company, Class A	233,916

5,886	AvalonBay Communities, Inc.	783,073

8,106	Boston Properties, Inc., (2)	887,040

17,437	Equity Residential	1,012,392

24,291	Health Care Property Investors Inc.	1,294,710

13,953	Health Care REIT, Inc.	1,046,056

38,943	Host Hotels & Resorts Inc.	711,489

21,903	Kimco Realty Corporation, (2)	520,853

9,244	Plum Creek Timber Company	476,436

26,938	Prologis Inc.	1,130,049

7,747	Public Storage, Inc., (2)	1,278,255

16,622	Simon Property Group, Inc.	2,959,880

14,485	Ventas Inc., (2)	1,153,441

9,101	Vornado Realty Trust, (2)	796,884

29,098	Weyerhaeuser Company	887,780
	Total Real Estate Investment Trust	16,956,454
	Real Estate Management & Development – 0.1%

16,896	CBRE Group Inc., (3)	409,221
	Road & Rail – 0.8%

55,420	CSX Corporation	1,362,778

16,982	Norfolk Southern Corporation	1,314,746

2,746	Ryder System, Inc.	159,460

25,276	Union Pacific Corporation	3,739,837
	Total Road & Rail	6,576,821

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Semiconductors & Equipment – 2.0%

34,414	Advanced Micro Devices, Inc., (2), (3)	$97,047

17,226	Altera Corporation	551,404

16,194	Analog Devices, Inc.	712,374

64,355	Applied Materials, Inc.	933,791

28,032	Broadcom Corporation, Class A	1,009,152

3,227	First Solar Inc., (2), (3)	150,249

267,379	Intel Corporation	6,403,727

8,947	KLA-Tencor Corporation	485,375

8,059	Lam Research Corporation, (3)	372,487

12,433	Linear Technology Corporation	453,805

29,736	LSI Logic Corporation, (3)	194,473

10,456	Microchip Technology Incorporated, (2)	380,808

58,259	Micron Technology, Inc., (3)	548,800

33,576	NVIDIA Corporation	462,342

10,819	Teradyne Inc., (2), (3)	177,864

60,225	Texas Instruments Incorporated	2,180,747

14,020	Xilinx, Inc.	531,498
	Total Semiconductors & Equipment	15,645,943
	Software – 3.5%

26,602	Adobe Systems Incorporated, (3)	1,199,218

12,075	Autodesk, Inc., (3)	475,514

7,660	BMC Software, Inc., (3)	348,377

18,016	CA Inc.	485,892

10,032	Citrix Systems, (3)	623,689

16,397	Electronic Arts Inc., (3)	288,751

14,953	Intuit, Inc.	891,797

407,024	Microsoft Corporation	13,472,494

201,978	Oracle Corporation	6,620,839

10,389	Red Hat, Inc., (3)	497,945

28,320	Salesforce.com, Inc., (3)	1,164,235

37,286	Symantec Corporation, (3)	906,050
	Total Software	26,974,801
	Specialty Retail – 2.3%

3,638	Abercrombie & Fitch Co., Class A	180,299

2,093	AutoNation Inc., (2), (3)	95,252

1,985	AutoZone, Inc., (3)	812,044

12,315	Bed Bath and Beyond Inc., (3)	847,272

14,352	Best Buy Co., Inc.	373,008

12,296	CarMax, Inc., (3)	566,108

6,934	GameStop Corporation, (2)	241,997

15,972	Gap, Inc.	606,776

80,341	Home Depot, Inc.	5,893,012

12,861	L Brands Inc.	648,323

60,433	Lowe’s Companies, Inc.	2,321,836

6,159	O’Reilly Automotive Inc., (3)	660,984

28	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

5,775	PetSmart Inc.	$394,086

11,949	Ross Stores, Inc.	789,470

36,210	Staples, Inc., (2)	479,420

6,403	Tiffany & Co., (2)	471,773

39,185	TJX Companies, Inc.	1,911,052

6,144	Urban Outfitters, Inc., (3)	254,607
	Total Specialty Retail	17,547,319
	Textiles, Apparel & Luxury Goods – 0.7%

15,244	Coach, Inc., (2)	897,262

2,605	Fossil Inc., (3)	255,603

39,220	Nike, Inc., Class B	2,494,392

3,109	PVH Corporation	358,810

3,293	Ralph Lauren Corporation	597,943

4,735	VF Corporation	843,872
	Total Textiles, Apparel & Luxury Goods	5,447,882
	Thrifts & Mortgage Finance – 0.1%

28,658	Hudson City Bancorp, Inc.	238,148

17,363	People’s United Financial, Inc.	228,497
	Total Thrifts & Mortgage Finance	466,645
	Tobacco – 1.8%

108,816	Altria Group, Inc.	3,972,872

20,865	Lorillard Inc., (2)	894,900

88,962	Philip Morris International	8,503,878

17,387	Reynolds American Inc.	824,492
	Total Tobacco	14,196,142
	Trading Companies & Distributors – 0.2%

14,490	Fastenal Company	710,735

3,211	W.W. Grainger, Inc.	791,410
	Total Trading Companies & Distributors	1,502,145
	Wireless Telecommunication Services – 0.3%

15,713	Crown Castle International Corporation, (3)	1,209,896

161,449	Sprint Nextel Corporation, (2), (3)	1,138,210
	Total Wireless Telecommunication Services	2,348,106
	Total Common Stocks (cost $358,106,919)	767,216,926

Shares	Description (1)	Value
	WARRANTS – 0.0%

29,014	Kinder Morgan Inc., Uncovered Equity Options Warrant	$161,608
	Total Warrants (cost $51,956)	161,608

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.1%

	Money Market Funds – 10.1%

78,793,025	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$78,793,025
	Total Investments Purchased with Collateral from Securities Lending (cost $78,793,025)	78,793,025

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Equity Index Fund (continued)

April 30, 2013

Shares/ Pincipal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Funds – 0.9%

6,827,137	First American Treasury Obligations Fund, Class Z, (4)	0.000%	N/A	N/A	$6,827,137
	U.S. Government and Agency Obligations – 0.4%

$3,000	U.S. Treasury Bills, (7)	0.000%	8/22/13	N/R	2,999,481
	Total Short-Term Investments (cost $9,825,936)				9,826,618
	Total Investments (cost $446,777,836) – 110.3%				855,998,177
	Other Assets Less Liabilities – (10.3)%				(80,081,186)
	Net Assets – 100%				$775,916,991

Investments in Derivatives as of April 30, 2013

Futures Contracts oustanding:

Type	Contract Postion	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	17	6/13	$6,766,850	$184,557

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $76,572,877.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

N/R	Not rated.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund

April 30, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 94.0%

	Aerospace & Defense – 1.4%

11,488	Alliant Techsystems Inc.	$854,248

36,716	BE Aerospace Inc., (3)	2,303,562

10,863	Esterline Technologies Corporation, (3)	815,160

66,008	Exelis Inc.	737,309

17,389	Huntington Ingalls Industries Inc.	919,878

17,568	Triumph Group Inc., (2)	1,403,683
	Total Aerospace & Defense	7,033,840
	Air Freight & Logistics – 0.1%

36,375	UTI Worldwide, Inc.	534,349
	Airlines – 0.4%

24,658	Alaska Air Group, Inc., (3)	1,519,919

78,731	JetBlue Airways Corporation, (2), (3)	542,457
	Total Airlines	2,062,376
	Auto Components – 0.2%

50,179	Gentex Corporation, (2)	1,129,028
	Automobiles – 0.1%

15,410	Thor Industries, Inc., (2)	571,557
	Biotechnology – 1.4%

16,615	United Therapeutics Corporation, (2), (3)	1,109,550

76,483	Vertex Pharmaceuticals Inc., (2), (3)	5,875,424
	Total Biotechnology	6,984,974
	Building Products – 0.6%

57,566	Fortune Brands Home & Security, (3)	2,094,827

16,100	Lennox International Inc.	998,200
	Total Building Products	3,093,027
	Capital Markets – 2.3%

18,430	Affiliated Managers Group Inc., (3)	2,869,182

71,121	Apollo Investment Corporation	626,576

42,222	Eaton Vance Corporation, (2)	1,683,813

32,945	Federated Investors Inc., (2)	756,417

9,181	Greenhill & Co Inc.	424,070

66,731	Janus Capital Group Inc., (2)	595,241

39,596	Raymond James Financial Inc.	1,640,066

47,203	SEI Investments Company	1,352,838

30,004	Waddell & Reed Financial, Inc., Class A	1,286,271
	Total Capital Markets	11,234,474
	Chemicals – 2.7%

31,140	Albemarle Corporation	1,907,325

25,748	Ashland Inc.	2,193,987

21,015	Cabot Corporation	789,323

15,712	Cytec Industries, Inc.	1,144,776

18,804	Interpid Potash Inc.	346,182

12,294	Minerals Technologies Inc.	499,505

3,763	NewMarket Corporation, (2)	1,011,118

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Chemicals (continued)

28,105	Olin Corporation, (2)	$679,298

46,394	RPM International, Inc.	1,503,166

13,701	Scotts Miracle Gro Company, (2)	621,340

17,523	Sensient Technologies Corporation	689,530

29,321	Valspar Corporation	1,871,266
	Total Chemicals	13,256,816
	Commercial Banks – 3.6%

58,889	Associated Banc-Corp.	840,346

29,171	BancorpSouth Inc., (2)	466,736

15,728	Bank of Hawaii Corporation, (2)	750,068

25,684	Cathay General Bancorp.	506,232

16,617	City National Corporation, (2)	950,991

27,022	Commerce Bancshares Inc., (2)	1,083,852

21,564	Cullen/Frost Bankers, Inc., (2)	1,302,681

49,120	East West Bancorp Inc.	1,195,090

123,596	First Niagara Financial Group Inc.	1,175,398

57,890	FirstMerit Corporation	991,657

69,560	Fulton Financial Corporation	769,334

29,753	Hancock Holding Company	811,364

22,348	International Bancshares Corporation, (2)	433,551

15,585	Prosperity Bancshares, Inc., (2)	715,975

16,185	Signature Bank, (3)	1,159,008

15,689	SVB Financial Group, (3)	1,115,645

275,996	Synovus Financial Corp.	742,429

57,137	TCF Financial Corporation, (2)	831,343

23,509	Trustmark Corporation, (2)	577,146

69,773	Valley National Bancorp., (2)	627,259

28,048	Webster Financial Corporation	655,482

9,522	Westamerica Bancorp., (2)	413,160
	Total Commercial Banks	18,114,747
	Commercial Services & Supplies – 1.6%

16,744	Brinks Company	443,883

18,528	Clean Harbors, Inc., (3)	1,055,540

37,176	Copart Inc., (3)	1,310,454

17,800	Deluxe Corporation	678,892

15,758	HNI Corporation	542,548

20,463	Miller (Herman) Inc.	513,417

10,898	Mine Safety Appliances Company	523,104

63,202	R.R. Donnelley & Sons Company, (2)	778,017

23,078	Rollins Inc.	561,257

43,230	Waste Connections Inc.	1,640,579
	Total Commercial Services & Supplies	8,047,691
	Communications Equipment – 0.8%

21,756	ADTRAN, Inc., (2)	456,876

35,585	Ciena Corporation, (3)	532,352

32	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

14,423	Interdigital Inc., (2)	$640,525

14,932	Plantronics Inc.	654,320

62,049	Polycom Inc., (3)	651,515

57,266	Riverbed Technology, Inc., (2), (3)	850,973

117,364	Tellabs Inc.	242,943
	Total Communications Equipment	4,029,504
	Computers & Peripherals – 0.7%

22,172	Diebold Inc.	649,418

22,142	Lexmark International, Inc., Class A, (2)	671,124

57,382	NCR Corporation, (3)	1,564,807

31,864	QLogic Corporation, (3)	346,043
	Total Computers & Peripherals	3,231,392
	Construction & Engineering – 0.8%

36,718	AECOM Technology Corporation, (2), (3)	1,067,392

12,491	Granite Construction Inc.	345,626

51,745	KBR Inc.	1,556,490

26,921	URS Corporation	1,182,370
	Total Construction & Engineering	4,151,878
	Construction Materials – 0.6%

16,437	Eagle Materials Inc.	1,113,607

16,083	Martin Marietta Materials, (2)	1,624,222
	Total Construction Materials	2,737,829
	Containers & Packaging – 1.6%

23,210	AptarGroup Inc.	1,302,081

10,650	Greif Inc.	513,011

34,415	Packaging Corp. of America	1,636,777

25,167	Rock-Tenn Company	2,520,223

15,848	Silgan Holdings, Inc.	758,644

35,405	Sonoco Products Company	1,240,591
	Total Containers & Packaging	7,971,327
	Distributors – 0.5%

104,590	LKQ Corporation, (3)	2,518,527
	Diversified Consumer Services – 0.7%

19,930	Devry, Inc., (2)	558,239

9,700	Matthews International Corporation	357,057

19,840	Regis Corporation, (2)	372,000

74,003	Service Corporation International	1,249,171

23,806	Sothebys Holdings Inc., (2)	844,637

3,981	Strayer Education Inc., (2)	188,540
	Total Diversified Consumer Services	3,569,644
	Diversified Financial Services – 0.5%

29,108	CBOE Holdings Inc.	1,092,423

42,144	MSCI Inc., Class A Shares, (3)	1,437,110
	Total Diversified Financial Services	2,529,533
	Diversified Telecommunication Services – 0.3%

53,308	TW Telecom Inc., (3)	1,443,581

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Electric Utilities – 2.1%

21,340	Cleco Corporation	$1,056,757

53,826	Great Plains Energy Incorporated	1,298,821

34,388	Hawaiian Electric Industries	973,180

17,577	IDACORP, INC	864,964

82,404	NV Energy Inc.	1,782,399

34,630	OGE Energy Corp.	2,508,251

27,921	PNM Resources Inc.	670,383

44,441	Westar Energy Inc.	1,553,657
	Total Electric Utilities	10,708,412
	Electrical Equipment – 1.6%

15,003	Acuity Brands Inc., (2)	1,094,619

85,280	Ametek Inc.	3,471,749

17,423	General Cable Corporation, (3)	600,745

18,710	Hubbell Incorporated, Class B	1,795,412

15,765	Regal-Beloit Corporation	1,239,444
	Total Electrical Equipment	8,201,969
	Electronic Equipment & Instruments – 1.9%

37,162	Arrow Electronics, Inc., (3)	1,457,865

48,019	Avnet Inc., (3)	1,572,622

52,751	Ingram Micro, Inc., Class A, (3)	939,495

13,776	Itron Inc., (3)	546,218

33,313	National Instruments Corporation	910,444

13,236	Tech Data Corporation, (3)	618,518

89,498	Trimble Navigation Limited, (3)	2,572,173

46,243	Vishay Intertechnology Inc., (2), (3)	649,252
	Total Electronic Equipment & Instruments	9,266,587
	Energy Equipment & Services – 2.7%

20,019	Atwood Oceanics Inc., (2), (3)	981,932

6,893	Carbo Ceramics Inc., (2)	486,990

26,603	Dresser Rand Group, Inc., (3)	1,479,393

12,782	Dril Quip Inc., (3)	1,069,981

34,517	Helix Energy Solutions Group, (3)	795,272

37,911	Oceaneering International Inc.	2,660,215

19,235	Oil States International Inc., (3)	1,718,840

51,152	Patterson-UTI Energy, Inc., (2)	1,078,796

55,898	Superior Energy Services, Inc., (3)	1,542,226

17,315	Tidewater Inc., (2)	908,172

15,336	Unit Corporation, (3)	644,572
	Total Energy Equipment & Services	13,366,389
	Food & Staples Retailing – 0.4%

17,340	Harris Teeter Supermarkets Incorporated, (2)	724,639

69,992	SUPERVALU INC.	408,753

17,274	United Natural Foods Inc., (3)	862,664
	Total Food & Staples Retailing	1,996,056
	Food Products – 2.0%

40,237	Flowers Foods Inc.	1,325,407

34	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

43,295	Green Mountain Coffee Inc., (2), (3)	$2,485,133

43,094	Hillshire Brands Company	1,547,506

27,084	Ingredion Inc.	1,950,319

6,798	Lancaster Colony Corporation	536,566

11,452	Post Holdings Inc., (3)	501,483

43,756	Smithfield Foods, Inc., (3)	1,120,154

8,250	Tootsie Roll Industries Inc., (2)	257,648
	Total Food Products	9,724,216
	Gas Utilities – 1.5%

31,711	Atmos Energy Corporation	1,407,017

29,267	National Fuel Gas Company, (2)	1,835,626

61,378	Questar Corporation	1,558,387

39,672	UGI Corporation	1,625,759

18,111	WGL Holdings Inc.	837,090
	Total Gas Utilities	7,263,879
	Health Care Equipment & Supplies – 2.3%

16,933	Cooper Companies, Inc., (2)	1,869,403

21,150	Hill Rom Holdings Inc.	720,581

93,838	Hologic Inc., (3)	1,911,480

19,132	Idexx Labs Inc., (2), (3)	1,682,851

18,302	Masimo Corporation, (2)	367,138

50,299	ResMed Inc., (2)	2,415,358

20,494	Steris Corporation	852,345

14,363	Teleflex Inc.	1,122,181

19,596	Thoratec Corporation, (3)	709,375
	Total Health Care Equipment & Supplies	11,650,712
	Health Care Providers & Services – 2.9%

32,307	Community Health Systems, Inc.	1,472,230

90,172	Health Management Associates Inc., (3)	1,036,076

27,780	Health Net Inc., (3)	816,732

30,697	Henry Schein Inc., (3)	2,775,009

16,460	Lifepoint Hospitals Inc., (3)	790,080

17,533	Medax Inc., (3)	1,555,703

36,679	Omnicare, Inc., (2)	1,605,440

22,184	Owens and Minor Inc., (2)	722,533

31,174	Universal Health Services, Inc., Class B	2,075,877

30,982	VCA Antech, Inc., (3)	746,666

15,149	Wellcare Health Plans Inc., (3)	883,338
	Total Health Care Providers & Services	14,479,684
	Health Care Technology – 0.3%

60,385	Allscripts Healthcare Solutions Inc., (3)	835,728

30,512	HMS Holdings Corporation, (3)	769,208
	Total Health Care Technology	1,604,936
	Hotels, Restaurants & Leisure – 1.3%

14,443	Bally Technologies, Inc., (3)	769,523

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

9,773	Bob Evans Farms	$423,562

24,812	Brinker International Inc., (2)	965,187

17,061	Cheesecake Factory Inc., (2)	679,369

8,951	Intl Speedway Corporation	294,219

13,542	Life Time Fitness Inc., (2), (3)	625,370

9,847	Panera Bread Company, (2), (3)	1,745,184

18,465	Scientific Games Corporation, (3)	163,969

98,705	The Wendy’s Company, (2)	561,631

19,195	WMS Industries Inc., (3)	487,169
	Total Hotels, Restaurants & Leisure	6,715,183
	Household Durables – 2.2%

36,738	Jarden Corporation, (3)	1,653,577

28,717	KB Home	647,281

13,657	MDC Holdings Inc.	513,503

20,413	Mohawk Industries Inc., (3)	2,263,393

1,646	NVR Inc., (3)	1,695,380

20,958	Tempur Pedic International Inc., (2), (3)	1,016,463

52,745	Toll Brothers Inc., (2), (3)	1,809,681

18,934	Tupperware Corporation	1,520,400
	Total Household Durables	11,119,678
	Household Products – 1.0%

47,848	Church & Dwight Company Inc.	3,057,009

21,696	Energizer Holdings Inc.	2,095,617
	Total Household Products	5,152,626
	Industrial Conglomerates – 0.3%

22,249	Carlisle Companies Inc.	1,443,293
	Insurance – 4.7%

5,912	Alleghany Corporation, Term Loan, (3)	2,327,791

26,248	American Financial Group Inc.	1,266,991

44,122	Arthur J. Gallagher & Co.	1,872,979

23,677	Aspen Insurance Holdings Limited, (2)	904,225

41,375	Brown & Brown Inc.	1,282,211

17,644	Everest Reinsurance Group Ltd	2,381,764

75,323	Fidelity National Title Group Inc., Class A	2,022,423

37,699	First American Corporation	1,009,202

15,650	Hanover Insurance Group Inc.	789,230

35,263	HCC Insurance Holdings Inc.	1,502,204

19,090	Kemper Corporation	608,207

12,707	Mercury General Corporation	580,837

84,593	Old Republic International Corporation	1,142,006

16,034	Primerica Inc.	544,515

27,392	Protective Life Corporation, (2)	1,042,540

25,915	Reinsurance Group of America Inc.	1,620,983

15,571	StanCorp Financial Group Inc.	672,356

36,692	WR Berkley Corporation	1,593,167
	Total Insurance	23,163,631

36	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail – 0.1%

12,937	Hosting Site Network, Inc.	$680,227
	Internet Software & Services – 1.5%

27,915	AOL Inc.	1,078,636

17,108	Equinix Inc., (2), (3)	3,662,823

40,955	Monster Worldwide Inc., (2), (3)	179,383

38,695	Rackspace Hosting Inc., (2), (3)	1,865,099

24,951	ValueClick, Inc., (3)	769,988
	Total Internet Software & Services	7,555,929
	IT Services – 3.1%

25,880	Acxiom Corporation, (3)	514,753

17,227	Alliance Data Systems Corporation, (2), (3)	2,959,082

42,715	Broadridge Financial Solutions, Inc.	1,075,564

37,247	Convergys Corporation	633,944

34,303	CoreLogic Inc., (3)	935,786

10,552	DST Systems Inc.	729,671

32,728	Gartner Inc., (2), (3)	1,893,315

27,596	Global Payments Inc.	1,280,454

30,205	Henry Jack and Associates Inc.	1,401,512

29,766	Lender Processing Services Inc.	825,709

8,311	ManTech International Corporation, Class A, (2)	221,821

23,184	NeuStar, Inc., (3)	1,017,082

37,846	VeriFone Holdings Inc., (3)	812,932

13,567	WEX Inc., (2), (3)	1,028,107
	Total IT Services	15,329,732
	Leisure Equipment & Products – 0.4%

22,311	Polaris Industries Inc., (2)	1,922,985
	Life Sciences Tools & Services – 1.2%

7,054	Bio-Rad Laboratories Inc., (3)	844,717

16,890	Charles River Laboratories International, Inc., (3)	734,546

19,320	Covance, Inc., (3)	1,440,499

10,622	Mettler-Toledo International Inc., (2), (3)	2,219,573

12,139	Techne Corporation	778,595
	Total Life Sciences Tools & Services	6,017,930
	Machinery – 5.0%

34,014	AGCO Corporation	1,811,246

17,392	CLARCOR, Inc.	899,166

16,886	Crane Company	908,973

47,295	Donaldson Company, Inc.	1,720,592

17,227	Gardner Denver, Inc.	1,293,575

21,328	Graco Inc.	1,290,984

28,271	Harsco Corporation	617,156

28,928	IDEX Corporation	1,505,124

32,354	ITT Industries, Inc.	892,970

27,770	Kennametal Inc.	1,110,522

29,076	Lincoln Electric Holdings Inc.	1,534,050

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Machinery (continued)

19,897	Nordson Corporation	$1,382,643

30,624	Oshkosh Truck Corporation, (3)	1,202,298

16,470	SPX Corporation	1,227,180

38,804	Terex Corporation, (2), (3)	1,109,794

27,912	Timken Company	1,467,334

27,733	Trinity Industries Inc.	1,170,610

8,231	Valmont Industries, Inc.	1,199,504

16,728	Wabtec Corporation	1,755,436

21,187	Woodward Governor Company	762,520
	Total Machinery	24,861,677
	Marine – 0.4%

19,883	Kirby Corporation, (3)	1,489,038

14,959	Matson Incorporated, (2)	352,135
	Total Marine	1,841,173
	Media – 1.2%

20,302	AMC Networks Inc., Class A Shares, (3)	1,279,229

35,862	Cinemark Holdings Inc.	1,107,777

25,136	Dreamworks Animation SKG Inc., (2), (3)	484,622

16,446	John Wiley and Sons Inc., Class A	627,744

19,415	Lamar Advertising Company, (3)	909,010

12,598	Meredith Corporation, (2)	489,054

42,761	New York Times, Class A, (2), (3)	378,862

9,309	Scholastic Corporation, (2)	255,532

13,721	Vallassis Communications Inc., (2)	351,669
	Total Media	5,883,499
	Metals & Mining – 1.4%

15,516	Carpenter Technology Inc., (2)	697,599

40,841	Commercial Metals Company	597,095

11,665	Compass Minerals International, Inc., (2)	1,009,489

26,732	Reliance Steel & Aluminum Company	1,739,451

22,799	Royal Gold, Inc., (2)	1,267,168

77,257	Steel Dynamics Inc.	1,161,945

18,539	Worthington Industries, Inc.	596,585
	Total Metals & Mining	7,069,332
	Multiline Retail – 0.2%

20,294	Big Lots, Inc., (3)	739,107

35,541	Saks Inc., (2), (3)	410,499
	Total Multiline Retail	1,149,606
	Multi-Utilities – 1.1%

38,906	Alliant Energy Corporation	2,081,860

15,502	Black Hills Corporation	726,889

66,193	MDU Resources Group Inc.	1,651,515

28,816	Vectren Corporation	1,082,329
	Total Multi-Utilities	5,542,593
	Office Electronics – 0.2%

17,860	Zebra Technologies Corporation, Class A, (3)	833,169

38	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 2.8%

77,371	Alpha Natural Resources Inc., (2), (3)	$574,093

74,401	Arch Coal Inc., (2)	360,845

16,869	Bill Barrett Corporation, (2), (3)	335,018

30,289	Cimarex Energy Company	2,216,549

25,317	Energen Corporation, (2)	1,200,532

41,838	Forest Oil Corporation, (3)	175,301

71,352	HollyFrontier Company	3,528,356

45,220	Plains Exploration & Production Company, (3)	2,043,944

41,831	Quicksilver Resources Inc., (2), (3)	105,414

20,905	Rosetta Resources, Inc., (2), (3)	897,034

23,207	SM Energy Company	1,415,627

25,311	World Fuel Services Corporation, (2)	1,026,361
	Total Oil, Gas & Consumable Fuels	13,879,074
	Paper & Forest Products – 0.3%

12,191	Domtar Corporation	847,396

48,828	Louisiana-Pacific Corporation, (3)	884,763
	Total Paper & Forest Products	1,732,159
	Pharmaceuticals – 0.3%

39,995	Endo Pharmaceuticals Holdings Inc., (3)	1,465,417
	Professional Services – 0.8%

11,700	Corporate Executive Board Company	659,412

14,316	FTI Consulting Inc., (3)	474,146

26,944	Manpower Inc.	1,432,343

19,785	Towers Watson & Company, Class A Shares	1,442,722
	Total Professional Services	4,008,623
	Real Estate Investment Trust – 10.4%

22,343	Alexandria Real Estate Equities Inc.	1,625,900

36,316	American Campus Communities Inc.	1,621,146

64,556	BioMed Realty Trust Inc., (2)	1,453,156

26,971	BRE Properties, Inc.	1,361,496

29,614	Camden Property Trust, (2)	2,142,277

30,003	Corporate Office Properties	869,787

35,140	Corrections Corporation of America	1,272,068

112,756	Duke Realty Corporation	1,989,016

21,672	Equity One Inc., (2)	552,419

13,287	Essex Property Trust Inc., (2)	2,086,723

36,102	Extra Space Storage Inc.	1,573,325

21,555	Federal Realty Investment Trust	2,522,151

28,237	Highwoods Properties, Inc., (2)	1,158,564

18,064	Home Properties New York, Inc., (2)	1,164,405

48,246	Hospitality Properties Trust	1,418,915

26,264	Kilroy Realty Corporation, (2)	1,486,280

41,915	Liberty Property Trust	1,801,926

48,150	Macerich Company, (2)	3,372,908

29,275	Mack-Cali Realty Corporation	812,967

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

40,598	National Retail Properties, Inc.	$1,610,929

39,600	Omega Healthcare Investors Inc., (2)	1,301,652

14,160	Potlatch Corporation	670,476

43,702	Rayonier Inc., (2)	2,596,773

68,003	Realty Income Corporation, (2)	3,466,113

31,687	Regency Centers Corporation	1,782,711

65,920	Senior Housing Properties Trust	1,874,106

31,993	SL Green Realty Corporation, (2)	2,901,765

22,205	Taubman Centers Inc.	1,898,750

87,697	UDR Inc., (2)	2,155,592

39,186	Weingarten Realty Trust, (2)	1,335,067
	Total Real Estate Investment Trust	51,879,363
	Real Estate Management & Development – 0.4%

15,080	Alexander & Baldwin Inc., (3)	513,625

15,442	Jones Lang LaSalle Inc.	1,529,067
	Total Real Estate Management & Development	2,042,692
	Road & Rail – 2.0%

19,630	Con-Way, Inc.	663,494

17,323	Genesee & Wyoming Inc., (3)	1,475,920

31,729	J.B. Hunt Transports Serives Inc., (2)	2,254,980

38,614	Kansas City Southern Industries, (2)	4,211,629

16,297	Landstar System	890,794

15,666	Werner Enterprises, Inc., (2)	359,691
	Total Road & Rail	9,856,508
	Semiconductors & Equipment – 1.9%

154,006	Atmel Corporation, (3)	996,419

40,890	Cree, Inc., (2), (3)	2,313,147

47,079	Cypress Semiconductor Corporation, (2)	475,027

44,529	Fairchild Semiconductor International Inc., Class A, (2), (3)	574,424

51,042	Integrated Device Technology, Inc., (3)	362,909

24,251	International Rectifier Corporation, (2), (3)	514,364

44,280	Intersil Holding Corporation, Class A, (2)	343,613

81,087	MEMC Electronic Materials, (3)	437,870

98,004	RF Micro Devices, Inc., (3)	549,802

23,210	Semtech Corporation, (2), (3)	744,345

13,545	Silicon Laboratories Inc., (3)	537,872

67,298	Skyworks Solutions Inc., (3)	1,485,267
	Total Semiconductors & Equipment	9,335,059
	Software – 4.1%

13,830	ACI Worldwide, Inc., (3)	650,148

11,150	Advent Software Inc., (3)	323,796

32,578	Ansys Inc., (3)	2,634,257

98,749	Cadence Design Systems, Inc., (2), (3)	1,362,736

15,048	CommVault Systems, Inc., (3)	1,106,630

74,389	Compuware Corporation, (3)	892,668

40	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

15,987	Concur Technologies, Inc., (2), (3)	$1,168,810

14,250	FactSet Research Systems Inc., (2)	1,340,498

12,442	Fair Isaac Corporation, (2)	579,548

37,802	Informatica Corporation, (3)	1,244,820

33,118	Mentor Graphics Corporation, (2)	604,735

27,812	Micros Systems, Inc., (2), (3)	1,179,507

41,907	Parametric Technology Corporation, (3)	1,006,187

36,443	Rovi Corporation, (3)	852,402

21,549	Solarwinds, Inc., (3)	1,095,767

24,148	Solera Holdings Inc.	1,390,442

53,911	Synopsys Inc., (3)	1,917,614

54,513	Tibco Software Inc., (3)	1,058,097
	Total Software	20,408,662
	Specialty Retail – 3.9%

24,700	Aaron Rents Inc.	709,137

25,819	Advance Auto Parts, Inc.	2,165,698

27,436	Aeropostale, Inc., (2), (3)	402,212

63,168	American Eagle Outfitters, Inc.	1,228,618

16,956	Ann Inc., (2), (3)	500,880

44,493	Ascena Retail Group Inc., (2), (3)	823,121

13,228	Barnes & Noble Inc., (2), (3)	239,824

16,208	Cabela’s Incorporated, (2), (3)	1,040,554

58,096	Chico’s FAS, Inc.	1,061,414

34,396	Dick’s Sporting Goods Inc., (2)	1,654,448

52,834	Foot Locker, Inc.	1,842,322

21,498	Guess Inc., (2)	595,065

100,182	Office Depot, Inc., (2), (3)	386,703

20,405	Rent-A-Center Inc.	712,747

28,389	Signet Jewelers Limited, (2)	1,951,176

24,260	Tractor Supply Company	2,599,944

30,244	Williams-Sonoma Inc., (2)	1,623,498
	Total Specialty Retail	19,537,361
	Textiles, Apparel & Luxury Goods – 1.0%

17,892	Carter’s Inc., (3)	1,169,958

12,156	Deckers Outdoor Corporation, (2), (3)	670,039

34,466	Hanesbrands Inc., (2)	1,728,815

27,177	Under Armour, Inc., (3)	1,551,263
	Total Textiles, Apparel & Luxury Goods	5,120,075
	Thrifts & Mortgage Finance – 0.6%

28,784	Astoria Financial Corporation, (2)	276,039

154,359	New York Community Bancorp Inc., (2)	2,091,564

36,877	Washington Federal Inc.	633,178
	Total Thrifts & Mortgage Finance	3,000,781
	Tobacco – 0.1%

8,174	Universal Corporation, (2)	470,414

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)				Value

	Trading Companies & Distributors – 1.0%

16,441	GATX Corporation				$837,667

16,380	MSC Industrial Direct Inc., Class A				1,290,742

32,604	United Rentals Inc., (2), (3)				1,715,294

10,420	Watsco Inc.				879,239
	Total Trading Companies & Distributors				4,722,942
	Water Utilities – 0.3%

49,197	Aqua America Inc.				1,561,021
	Wireless Telecommunication Services – 0.2%

35,219	Telephone and Data Systems Inc.				790,314
	Total Common Stocks (cost $355,139,770)				468,601,662

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 24.2%

	Money Market Funds – 24.2%

120,542,433	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)				$120,542,433
	Total Investments Purchased with Collateral from Securities Lending (cost $120,542,433)				120,542,433

Shares/ Pincipal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 9.9%

	Money Market Funds – 9.5%

47,123,293	First American Treasury Obligations Fund, Class Z, (4)	0.000%	N/A	N/A	$47,123,293
	U.S. Government and Agency Obligations – 0.4%

$2,000	U.S. Treasury Bills, (7)	0.000%	8/22/13	N/R	1,999,654
	Total Short-Term Investments (cost $49,122,492)				49,122,947
	Total Investments (cost $524,804,695) – 128.1%				638,267,042
	Other Assets Less Liabilities – (28.1)%				(139,926,597)
	Net Assets – 100%				$498,340,445

Investments in Derivatives as of April 30, 2013

Futures Contracts oustanding:

Type	Contract Postion	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini Index	Long	253	6/13	$29,289,810	$787,510

42	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $117,910,791.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

N/R	Not rated.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 91.2%

	Aerospace & Defense – 1.5%

2,785	AAR Corporation	$49,740

1,198	Aerovironment, Inc., (2), (3)	23,193

551	American Science & Engineering Inc.	35,528

2,236	API Technologies Corporation, (2)	6,171

835	Astronics Corporation, (2)	23,213

458	CPI Aerostructures, Incorporated, (2)	4,218

1,100	Cubic Corporation	47,267

3,244	Curtiss Wright Corporation	106,533

3,679	DigitalGlobe Inc., (2)	107,390

2,119	Esterline Technologies Corporation, (2)	159,010

4,127	GenCorp Inc., (2), (3)	53,940

3,642	Heico Corporation, (3)	160,284

6,884	Hexcel Corporation, (2), (3)	209,962

1,718	Keyw Holding Corporation, (2)	23,348

2,774	Kratos Defence & Security Solutions Inc., (2)	14,120

622	LMI Aerospace, Inc., (2)	13,305

3,128	Moog Inc., CLass A Shares, (2)	144,545

332	National Presto Industries Inc., (3)	24,900

4,077	Orbital Sciences Corporation, (2)	73,468

164	SIFCO Industries, Incorporated	2,801

731	Sypris Solutions, Inc.	2,339

3,572	Taser International, Inc., (2)	31,469

2,541	Teledyne Technologies Inc., (2)	190,727
	Total Aerospace & Defense	1,507,471
	Air Freight & Logistics – 0.3%

3,674	Air Transport Servcies Group Inc., (2)	21,199

1,826	Atlas Air Worldwide Holdings Inc., (2)	68,292

965	Echo Global Logistics, Inc., (2)	16,743

2,010	Forward Air Corporation	74,149

2,564	Hub Group, Inc., (2)	93,971

2,992	Pacer International, Inc., (2)	17,024

599	Park Ohio Holdings Corporation, (2)	22,031

1,219	XPO Logistics, Incorporated, (2), (3)	19,882
	Total Air Freight & Logistics	333,291
	Airlines – 0.9%

4,885	Alaska Air Group, Inc., (2)	301,111

1,026	Allegiant Travel Company	92,237

3,530	Hawaian Holdings Inc., (2)	19,380

16,154	JetBlue Airways Corporation, (2), (3)	111,301

3,348	Republic Airways Holdings, Inc., (2)	37,464

3,521	Skywest Inc.	50,386

2,875	Spirit Airline Holdings, (2)	76,763

11,222	US Airways Group Inc., (2), (3)	189,652
	Total Airlines	878,294

44	Nuveen Investments

Shares	Description (1)	Value
	Auto Components – 0.8%

4,610	American Axle and Manufacturing Holdings Inc., (2)	$61,636

4,308	Cooper Tire & Rubber, (3)	107,226

10,209	Dana Holding Corporation	176,105

1,692	Dorman Products, Inc., (3)	63,856

1,331	Drew Industries Inc.	48,049

5,421	Exide Technologies, (2)	4,592

1,279	Federal Mogul Corporation, Class A Shares, (2)	9,567

1,070	Fuel Systems Solutions, Inc., (2)	16,810

2,042	Gentherm Inc., (2)	31,100

3,722	Modine Manufacturing Company, (2)	34,019

403	Shiloh Industries, Inc.	3,970

2,646	Spartan Motors, Inc.	14,077

1,372	Standard Motor Products Inc.	42,038

1,936	Stoneridge Inc., (2)	14,656

1,588	Superior Industries International Inc.	29,156

4,196	Tenneco Inc., (2), (3)	162,259

423	Tower International Inc., (2)	6,806
	Total Auto Components	825,922
	Automobiles – 0.0%

2,020	Winnebago Industries Inc., (2)	37,006
	Beverages – 0.1%

538	Boston Beer Company, (2), (3)	91,094

313	Coca-Cola Bottling Company Consolidated	19,250

720	Craft Brewers Alliance Inc., (2)	5,414

780	National Beverage Corporation	11,489
	Total Beverages	127,247
	Biotechnology – 3.9%

5,023	Achillion Pharmaceuticals, Inc., (2), (3)	37,873

2,772	Acorda Therapeutics, Inc., (2)	109,688

1,947	Aegerion Pharmaceuticals Inc., (2), (3)	81,852

2,497	Affymax, Inc., (2), (3)	2,248

1,692	Agenus Inc., (2)	8,223

8,463	Alkermes Inc., (2), (3)	259,052

3,802	Alnylam Pharmaceuticals, Inc., (2), (3)	91,058

1,477	AMAG Pharmaceuticals Inc., (2)	32,568

2,084	Amicus Therapeutics, Inc., (2)	6,773

1,118	Anacor Pharmaceuticals Inc., (2), (3)	7,491

14,988	Arena Pharmaceuticals, Inc., (2), (3)	123,501

4,071	ArQule Inc., (2)	12,009

8,028	Array Biopharma, Inc., (2)	47,767

6,436	Astex Pharmaceuticals Inc., (2)	44,280

3,171	Aveo Pharmaceuticals Inc., (2), (3)	16,204

3,398	BioCryst Pharaceuticals, Inc., (2), (3)	6,830

343	BioSpecifics Technologies Corporation, (2)	5,443

2,337	BioTime Inc., (2), (3)	8,460

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Biotechnology (continued)

5,572	Celldex Therapeutics, Inc., (2)	$72,715

4,536	Cepheid, Inc., (2), (3)	172,958

354	ChemoCentryx Inc., (2)	4,400

944	Clovis Oncology Inc., (2)	35,324

1,810	Codexis Inc., (2)	4,054

1,397	Coronado Biosciences Inc., (2), (3)	15,716

4,378	Cubist Pharmaceuticals Inc., (2), (3)	201,038

5,462	Curis, Inc., (2), (3)	20,483

4,231	Cytori Therapeutics, Inc., (2), (3)	11,889

10,646	Dendreon Corporation, (2), (3)	50,143

2,998	Discovery Labs, Inc., (2)	5,067

864	Durata Therapeutics Inc., (2)	6,290

6,829	Dyax Corporation, (2)	18,780

12,636	Dynavax Technologies Corporation, (2)	29,695

1,691	Emergent BioSolutions, Inc., (2)	25,940

2,758	Enzon Inc.	9,101

4,401	EXACT Sciences Corporation, (2)	41,105

12,671	Exelixis, Inc., (2), (3)	65,762

1,093	Genomic Health, Inc., (2), (3)	33,183

9,130	Geron Corporation, (2)	10,682

1,828	GTX, Inc., (2)	8,445

6,203	Halozyme Therapeutics, Inc., (2), (3)	37,466

295	Hyperion Therapeutics Inc., (2), (3)	6,328

6,228	Idenix Pharmaceuticals Inc., (2), (3)	23,044

3,534	ImmunoCellular Therapeutics, Limited, (2), (3)	8,906

5,768	Immunogen, Inc., (2), (3)	92,403

4,983	Immunomedics, Inc., (2), (3)	12,756

2,061	Infinity Pharmaceuticals, Inc., (2)	88,808

325	Intercept Pharmaceuticals Incorporated, (2), (3)	11,066

5,623	Intermune, Inc., (2)	52,463

5,196	Ironwood Pharmacauticals Inc., (2), (3)	79,031

6,926	ISIS Pharmaceuticals, Inc., (2), (3)	155,073

606	Kalobios Pharmaceuticals Inc., (2)	3,636

5,628	Keryx Biopharmaceuticals, Inc., (2), (3)	45,868

349	Kythera Biopharmaceuticals ,Incorporated, (2)	8,551

14,618	Lexicon Genetics, Inc., (2)	28,944

1,261	Ligand Pharmceuticals, Inc., (2)	34,451

420	LipoScience Inc., (2)	3,629

9,303	MannKind Corporation, (2), (3)	36,747

1,918	Maxygen, Inc.	4,603

1,051	Merrimack Pharmaceuticals, Incorporated, (2), (3)	5,171

3,238	Momenta Pharmaceuticals, Inc., (2)	39,892

4,583	Neurocrine Biosciences Inc., (2)	52,888

1,082	NewLink Genetics Corporation, (2), (3)	15,083

8,968	Novavax, Inc., (2)	21,075

46	Nuveen Investments

Shares	Description (1)	Value
	Biotechnology (continued)

5,955	NPS Pharmaceuticals, Inc., (2), (3)	$79,976

1,005	OncoGenex Pharmacuetical Inc., (2), (3)	10,181

3,950	Oncothyreon Inc., (2)	9,915

7,385	Opko Health Inc., (2), (3)	49,184

5,694	Orexigen Therapeutics Inc., (2), (3)	34,620

1,138	Osiris Therapeutics, Inc., (2), (3)	12,768

9,669	PDL Biopahrma Inc., (3)	74,838

3,962	Pharmacyclics, Inc., (2), (3)	322,903

3,154	Progenics Pharmaceuticals, Inc., (2)	14,508

3,577	Raptor Pharmaceuticals Corporation, (2), (3)	24,681

895	Regulus Therapeutics Incorporated, (2)	6,283

2,132	Repligen Corporation, (2)	19,103

5,896	Rigel Pharmaceuticals, Inc., (2)	28,242

3,636	Sangamo Biosciences, Inc., (2), (3)	37,014

6,571	Seattle Genetics, Inc., (2), (3)	242,798

2,430	SIGA Technologies, Inc., (2), (3)	8,019

4,114	Spectrum Pharmaceuticals, Inc.	30,485

2,047	Sunesis Pharmaceuticals, Inc., (2)	11,525

778	Synageva BioPharma Corporation, (2), (3)	40,215

3,594	Synergy Pharmaceuticals Inc., (2), (3)	18,869

2,748	Synta Pharmaceuticals Corporation, (2), (3)	28,167

1,882	Targacept, Inc., (2)	8,676

299	Tesaro Inc., (2), (3)	8,225

4,194	Theravance Inc., (2), (3)	141,548

3,109	Threshold Pharmaceuticals, Inc., (2), (3)	14,985

2,124	Trius Therapeutics, Inc., (2)	14,804

1,952	Vanda Pharmaceuticals, Inc., (2)	9,487

437	Verastem Inc., (2)	4,291

5,473	Vical, Inc., (2), (3)	20,195

5,629	XOMA Limited, (2)	19,702

4,596	ZIOPHARM Oncology, Inc., (2), (3)	7,721
	Total Biotechnology	3,965,900
	Building Products – 0.8%

1,285	Aaon, Inc.	36,507

669	American Woodmark Company, (2)	22,512

1,956	Apogee Enterprises, Inc., (3)	49,839

3,108	Builders FirstSource, Inc., (2)	19,239

2,110	Gibraltar Industries Inc., (2)	39,457

3,146	Griffon Corporation	32,404

1,223	Insteel Industries, Inc.	20,277

1,268	NCI Building Systems Inc., (2)	21,708

536	Nortek Inc., (2)	38,517

273	Patrick Industries, Inc., (2)	5,531

1,351	PGT, Inc., (2)	10,403

2,542	Quanex Building Products Corporation	41,358

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Building Products (continued)

2,765	Simpson Manufacturing Company Inc.	$79,466

2,692	Smith AO Corporation	203,058

1,032	Trex Company Inc., (2)	50,238

1,362	Universal Forest Products Inc.	52,573

5,121	USG Corporation, (2)	133,095
	Total Building Products	856,182
	Capital Markets – 2.2%

14,026	Apollo Investment Corporation	123,569

990	Arlington Asset Investment Corporation	26,819

2,134	Artio Global Investors Inc.	5,847

6,805	BGC Partners Inc., Class A	38,925

5,085	BlackRock Kelso Capital Corporation, (3)	50,596

1,330	Calamos Asset Management, Inc. Class A	15,096

206	Capital Southwest Corporation, (3)	24,244

781	CIFC Corporation, (2)	6,115

1,276	Cohen & Steers Inc.	50,415

6,048	Cowen Group, Inc, Class A, (2), (3)	15,483

185	Diamond Hill Investment Group, Inc.	13,965

1,978	Evercore Partners Inc.	74,670

655	FBR Capital Markets Corporation, (2)	13,644

946	Fidus Investment Corporation, (3)	17,785

8,272	Fifth Street Finance Corporation	91,323

3,367	Financial Engines Inc., (3)	122,458

1,629	FXCM Inc, Class A Shares	22,073

441	GAMCO Investors Inc.	23,153

4,769	GFI Group, Inc.	19,124

1,452	Gladstone Capital Corporation	13,460

1,803	Gladstone Investment Corporation	13,414

1,276	Golub Capital BDC Inc., (3)	22,496

2,009	Greenhill & Co Inc.	92,796

1,335	GSV Capital Corporporation, (2), (3)	10,266

2,144	Harris & Harris Group, Inc., (2)	7,075

4,213	Hercules Technology Growth Capital, Inc., (3)	56,033

2,255	HFF Inc., Class A Shares	47,242

541	Horizon Technology Finance Corporation	7,947

2,575	ICG Group Inc., (2)	30,565

952	INTL FCStone Inc., (2)	16,298

2,683	Investment Technology Group, (2)	29,218

1,106	JMP Group Inc.	7,145

1,942	KCAP Financial Incorporated	21,012

12,560	Knight Trading Group Inc., (2)	44,462

7,119	Ladenburg Thalmann Financial Services Inc., (2)	10,465

2,115	Main Street Capital Corporation, (3)	63,577

940	Manning & Napier Inc.	16,459

5,014	MCG Capital Corporation	25,772

48	Nuveen Investments

Shares	Description (1)	Value
	Capital Markets (continued)

1,168	Medallion Financial Corporation	$17,450

2,294	Medley Capital Corporation	35,741

1,654	MVC Capital Inc.	21,485

1,335	New Mountain Finance Corporation	20,345

1,496	NGP Capital Resources Company	9,963

460	OFS Capital Corporation	6,417

711	Oppenheimer Holdings Inc., Class A	13,154

4,529	Pennantpark Investment Corporation, (3)	52,989

1,068	Piper Jaffray Companies, (2)	36,056

13,854	Prospect Capital Corporation	152,810

677	Pzena Investments Management, Inc.	4,292

1,437	Safeguard Scientifics Inc., (2)	23,193

3,093	Solar Capital Limited	74,015

794	Solar Senior Capital Limited	15,221

615	Stellus Capital Investment Corporation, (3)	9,410

4,225	Stifel Financial Corporation, (2), (3)	136,130

2,016	SWS Group Inc., (2)	11,471

397	TCP Capital Corporation	6,221

3,594	Technology Investment Capital Corporation	36,551

1,041	THL Credit Inc.	16,011

1,885	Triangle Capital Corporation, (3)	52,723

424	Virtus Investment Partners Inc., (2), (3)	80,984

2,470	Walter Investment Management Corporation, (2)	82,893

460	Westwood Holding Group Inc.	20,102

429	WhiteHorse Finance Incorporated, (3)	6,800

4,049	WisdomTree Investments Inc., (2)	46,968
	Total Capital Markets	2,280,401
	Chemicals – 2.1%

2,040	A Schulman, Inc.	52,979

623	Ada-ES, Inc., (2), (3)	17,201

1,925	American Vanguard Corp.	55,517

1,304	Arabian American Development Company, (2)	9,923

4,805	Axiall Corporation	252,022

2,023	Balchem Corporation	87,677

3,726	Calgon Carbon Corporation, (2)	63,491

442	Chase Corporation, Common Stock	8,575

6,821	Chemtura Corporation, (2)	145,014

5,985	Ferro Corporation, (2)	42,134

3,420	Flotek Industries Inc., (2), (3)	54,857

1,333	FutureFuel Corporation	16,329

557	GSE Holdings Inc., (2)	4,178

3,449	H.B. Fuller Company	130,717

633	Hawkins Inc., (3)	23,541

1,507	Innophos Holdings, Inc.	77,324

1,594	Innospec, Inc.	70,152

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Chemicals (continued)

539	KMG Chemicals, Inc.	$9,896

1,435	Koppers Holdings Inc.	63,011

2,229	Kraton Performance Polymers Inc., (2)	50,621

1,766	Landec Corporation, (2)	23,682

1,298	LSB Industries Inc., (2)	42,393

2,453	Minerals Technologies Inc.	99,665

5,536	Olin Corporation, (3)	133,805

2,239	OM Group Inc., (2)	54,788

3,194	OMNOVA Solutions Inc., (2)	21,304

6,868	PolyOne Corporation	154,736

895	Quaker Chemical Corporation	55,239

3,216	Sensient Technologies Corporation	126,550

1,161	Stepan Company, (3)	66,107

1,669	Tredegar Corporation, (3)	49,402

1,534	Zep Inc.	23,317

1,902	Zoltek Companies, Inc., (2), (3)	25,125
	Total Chemicals	2,111,272
	Commercial Banks – 5.7%

978	1st Source Corporation	23,012

2,065	1st United Bancorp Inc/North	13,691

511	Access National Corporation	6,423

511	American National Bankshares, Inc.	11,104

1,646	Ameris Bancorp., (2), (3)	22,830

567	Ames National Corporation	11,142

665	Arrow Financial Corporation	16,086

411	BancFirst Corporation	17,196

1,953	Banco Latinoamericano de Exportaciones S.A	44,314

2,238	Bancorp, Inc., (2)	29,094

6,529	BancorpSouth Inc., (3)	104,464

370	Bank of Kentucky Financial Corporation	9,701

370	Bank of Marin Bancorp California	14,652

2,019	Bank of the Ozarks, Inc., (3)	82,638

1,328	Banner Corporation	43,386

254	Bar Harbor Bankshares	9,144

5,391	BBCN Bancorp Inc.	69,436

280	Berkshire Bancorp, Inc.	2,416

5,402	Boston Private Financial Holdings Inc., (3)	52,075

593	Bridge Bancorp Inc.	11,973

643	Bridge Capital Holdings, (2)	9,375

790	Bryn Mawr Bank	18,352

536	BSB Bancorp Inc., (2)	7,370

221	C & F Financial, Inc., (3)	8,884

531	Camden National Corporation	17,730

662	Capital Bank Financial Corporation, Class A Shares, (2)	11,830

805	Capital City Bank, (2)	10,063

50	Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks (continued)

2,020	Cardinal Financial Corporation	$30,805

418	Cascade Bancorp., (2)	2,495

5,441	Cathay General Bancorp.	107,242

776	Center Bancorp, Inc.	9,040

2,079	Centerstate Banks of Florida, Inc.	17,297

1,494	Central Pacific Financial Corporation, (2)	25,159

237	Century Bancorp, Inc.	8,053

1,900	Chemical Financial Corporation	47,120

844	Citizens & Northern Corporation	16,340

979	City Holding Company	37,378

859	CNB Financial Corporation	13,907

2,412	Cobiz, Inc.	20,647

3,518	Columbia Banking Systems Inc.	75,531

2,727	Community Bank System Inc., (3)	78,101

912	Community Trust Bancorp, Inc.	31,573

120	ConnectOne Bancorp Inc., (2)	3,480

178	Crescent Financial Corporation, (2)	735

6,096	CVB Financial	66,264

1,264	Eagle Bancorp, Inc., (2)	29,236

410	Enterprise Bancorp, Inc.	6,609

1,233	Enterprise Financial Services Corporation	17,731

9,647	F.N.B. Corporation PA	109,879

1,299	Farmers National Banc Corporation	8,573

678	Fidelity Southern Corporation, (2)	8,069

955	Financial Institutions, Inc.	18,269

610	First Bancorp Maine	10,425

1,214	First Bancorp of North Carolina, Inc.	15,794

4,859	First Bancorp of Puerto Rico, (2), (3)	28,717

5,143	First Busey Corporation	22,115

1,551	First California Financial Group, Inc., (2), (3)	12,517

7,272	First Commonwealth Financial Corporation, (3)	51,995

1,224	First Community Bancshares, Inc.	18,984

1,149	First Connecticut Bancorp.	17,051

4,045	First Financial Bancorp.	62,172

2,175	First Financial Bankshares, Inc., (3)	107,467

772	First Financial Corporation	23,847

1,143	First Financial Holdings, Inc.	22,906

1,123	First Interstate BancSystem Inc., Montana	22,819

1,978	First Merchants Corporation	32,103

5,178	First Midwest Bancorp, Inc.	64,984

534	First of Long Island Corporation	16,132

11,372	FirstMerit Corporation	194,802

691	FNB United Corporation, (2), (3)	5,183

872	German American Bancorp, Inc.	18,591

4,973	Glacier Bancorp, Inc.	91,752

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Commercial Banks (continued)

704	Great Southern Bancorp.	$18,564

5,265	Guaranty Bancorp., (2)	11,162

5,273	Hancock Holding Company	143,795

2,176	Hanmi Financial Corporation, (2)	33,576

1,004	Heartland Financial USA, Inc.	25,512

1,433	Heritage Commerce Coporation, (2)	9,415

1,069	Heritage Financial Corporation	14,913

1,388	Heritage Oaks Bancorp, (2)	7,662

1,524	Home Bancshares, Inc.	60,533

1,462	HomeTrust Bancshares Inc., (2)	23,319

450	Horizon Bancorp.	8,685

1,073	Hudson Valley Holding Corporation	16,503

2,040	IberiaBank Corporation	93,065

1,535	Independent Bank Corporation, (3)	47,646

3,681	International Bancshares Corporation, (3)	71,411

2,974	Investors Bancorp, Inc., (3)	58,885

2,047	Lakeland Bancorp, Inc., (3)	19,569

1,128	Lakeland Financial Corporation	30,230

1,397	Mainsource Financial Group	17,700

3,779	MB Financial, Inc., (3)	93,568

595	Mercantile Bank Corporation	9,942

333	Merchants Bancshares, Inc.	10,103

976	Metro Bancorp, Inc., (2)	17,324

1,093	Metrocorp Bancshares, Inc., (2)	10,985

350	Middleburg Financial Corporation	6,332

577	Midsouth Bancorp Inc.	9,065

470	MidWestOne Financial Group Inc.	11,233

499	National Bank Holdings Corporation	9,012

479	National Bankshares, Inc.	15,687

8,531	National Penn Bancshares, Inc.	83,518

2,930	NBT Bancorp, Inc.	59,333

422	Northrim Bancorp, Inc.	9,191

3,150	OFG Bancorp., (3)	50,621

7,004	Old National Bancorp.	85,309

720	OmniAmerican Bancorp Inc., (2)	17,928

1,258	Pacific Continental Corporation	14,064

737	Pacific Mercantile Bancorp., (2)	4,422

2,097	Pacwest Bancorp., (3)	58,150

783	Park National Corporation	53,542

3,081	Park Sterling Bank Inc., (2)	17,654

613	Peapack Gladstone Financial Corporation, (3)	8,938

250	Penns Woods Bancorp, Inc.	10,230

738	Peoples Bancorp, Inc.	15,040

2,392	Pinnacle Financial Partners, Inc., (2)	58,054

812	Preferred Bank Los Angeles, (2)	13,398

52	Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks (continued)

4,452	Privatebancorp, Inc., (3)	$85,389

3,274	Prosperity Bancshares, Inc.	150,408

1,735	Renasant Corporation	39,593

688	Republic Bancorp, Inc.	15,274

1,998	S&T Bancorp, Inc.	37,702

1,669	Sandy Spring Bancorp, Inc.	34,181

1,146	SCBT Financial Corporation, (3)	54,744

5,081	Seacoast Banking Corporation of Florida, (2)	10,873

835	Sierra Bancorp.	10,788

1,183	Simmons First National Corporation	29,007

1,256	Southside Bancshares, Inc.	26,871

1,344	Southwest Bancorp, Inc., (2)	17,768

2,193	State Bank Financial Corporation	32,259

1,595	StellarOne Corporation	23,909

2,137	Sterling Bancorp.	24,105

1,850	Sterling Financial Corporation	40,330

672	Suffolk Bancorp., (2)	10,510

2,753	Sun Bancorp, Inc., (2)	8,865

12,985	Susquehanna Bancshs Inc.	151,535

839	SY Bancorp, Inc., (3)	19,263

1,126	Taylor Capital Group, Inc., (2)	16,496

2,773	Texas Capital BancShares, Inc., (2), (3)	115,523

759	Tompkins Financial Corporation	31,726

1,820	Towne Bank	26,044

1,104	Trico Bancshares	19,287

4,477	Trustmark Corporation, (3)	109,910

2,231	UMB Financial Corporation	112,309

7,734	Umpqua Holdings Corporation, (3)	92,808

1,400	Union First Market Bankshares Corporation	26,474

3,475	United Bankshares, Inc., (3)	87,952

2,884	United Community Banks, Inc., (2)	31,580

1,159	Univest Corporation of Pennsylvania	20,317

1,853	Virginia Commerce Bancorp, Inc., (2)	24,904

1,066	Washington Banking Company	14,711

995	Washington Trust Bancorp, Inc.	26,616

4,986	Webster Financial Corporation	116,523

1,761	WesBanco, Inc.	44,078

1,081	West Bancorp, Inc.	11,653

1,730	Westamerica Bancorp., (3)	75,065

5,036	Western Alliance Bancorporation, (2), (3)	74,080

4,272	Wilshire Bancorp, Inc., (2), (3)	27,298

2,510	Wintrust Financial Corporation, (3)	90,009
	Total Commercial Banks	5,791,795
	Commercial Services & Supplies – 1.9%

3,715	ABM Industries Inc.	83,773

7,811	Acco Brands Corporation, (2)	52,724

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Commercial Services & Supplies (continued)

1,236	Acorn Energy Inc., (2)	$9,270

1,267	American Ecology Corporation	34,462

2,526	ARC Document Solutions, (2)	8,108

665	AT Cross Company, Class A Shares, (2)	8,392

3,266	Brinks Company	86,582

2,586	Casella Waste Systems, Inc., (2)	11,275

496	CECO Environmental Corporation	5,759

3,731	Cenveo Inc., (2)	7,611

73	CompX International Inc.	913

542	Consolidated Graphics Inc., (2)	19,333

662	Courier Corporation, (3)	9,533

3,525	Deluxe Corporation	134,444

5,481	EnergySolutions Inc., (2)	22,637

1,789	EnerNOC, Inc., (2)	31,343

1,808	Ennis Inc.	27,789

1,303	G&K Services, Inc.	61,228

4,642	Healthcare Services Group, Inc., (2)	103,470

532	Heritage-Crystal Clean, Inc., (2)	8,273

3,148	HNI Corporation	108,386

2,195	Innerworkings, Inc., (2), (3)	22,104

4,222	Interface, Inc.	70,676

622	Intersections, Inc.	5,946

2,254	Kimball International Inc., Class B	20,714

3,313	Knoll Inc.	51,550

1,712	McGrath Rentcorp.	53,175

2,772	Metalico Inc., (2)	4,130

4,032	Miller (Herman) Inc.	101,163

1,907	Mine Safety Appliances Company	91,536

2,642	Mobile Mini, Inc., (2)	74,319

926	Multi Color Corporation	23,946

454	NL Industries Inc.	5,117

622	Performant Financial Corporation, (2)	6,052

1,742	Quad Graphics Inc.	36,408

819	Schawk Inc.	8,337

1,083	Standard Parking Corporation, (2), (3)	23,274

5,258	Steelcase Inc.	66,777

7,787	Swisher Hygiene Inc., (2), (3)	11,369

1,376	Team, Inc., (2)	53,334

4,384	Tetra Tech, Inc., (2), (3)	115,255

890	TMS International Corporation, Class A Shares	12,852

1,138	TRC Companies, (2)	6,874

1,002	UniFirst Corporation	91,232

2,811	United Stationers, Inc.	91,273

1,401	Viad Corporation	36,496
	Total Commercial Services & Supplies	1,919,214

54	Nuveen Investments

Shares	Description (1)	Value
	Communications Equipment – 1.7%

4,404	ADTRAN, Inc., (3)	$92,484

176	Ambient Corporation, (2)	350

906	Anaren Microwave Inc., (2)	21,209

7,814	Arris Group Inc.	129,009

7,730	Aruba Networks, Inc., (2), (3)	173,848

4,236	Aviat Networks Inc., (2)	13,555

838	Aware Inc.	4,048

733	Bel Fuse, Inc., Class B	10,790

1,143	Black Box Corporation	24,826

2,421	CalAmp Corporation, (2)	26,946

2,714	Calix Inc., (2)	23,150

6,854	Ciena Corporation, (2)	102,536

1,170	Comtech Telecom Corporation	28,794

1,781	Digi International, Inc., (2)	16,243

6,000	Emulex Corporation, (2)	36,000

6,509	Extreme Networks Inc., (2)	21,675

6,310	Finisar Corporation, (2), (3)	81,020

1,593	Globecom Systems, Inc., (2)	19,514

8,127	Harmonic Inc., (2)	46,161

7,974	Infinera Corporation, (2), (3)	67,141

2,831	Interdigital Inc., (3)	125,725

2,915	IXIA, (2), (3)	48,010

1,020	KVH Industries, Inc., (2)	13,474

2,626	Netgear, Inc., (2)	78,229

804	Numerex Corporation, (2)	8,297

5,048	Oclaro Inc., (2)	6,865

1,318	Oplink Communications, Inc., (2)	21,642

5,526	Parkervision, Inc., (2), (3)	22,049

1,277	PCTEL, Inc.	8,518

2,938	Plantronics Inc.	128,743

1,419	Procera Networks Inc., (2)	15,737

580	Ruckus Wireless Incorporated, (2), (3)	11,194

3,333	ShoreTel, Inc., (2)	12,032

14,705	Sonus Networks, Inc., (2)	30,881

2,876	Symmetricom Inc., (2)	14,955

25,315	Tellabs Inc.	52,402

1,146	Telular Corporation	14,634

372	Tessco Technologies Inc.	7,604

724	Ubiquiti Networks Inc.	11,186

2,593	ViaSat, Inc., (2), (3)	125,683

3,411	Westell Technologies Inc., Class A, (2)	6,686
	Total Communications Equipment	1,703,845
	Computers & Peripherals – 0.7%

5,376	3D Systems Corporation, (2), (3)	205,578

2,063	Avid Technology Inc., (2)	13,595

2,723	Cray, Inc., (2)	57,619

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Computers & Peripherals (continued)

1,054	Datalink Corporation, (2)	$11,794

3,208	Electronics For Imaging, (2)	85,718

2,136	Imation Corporation, (2)	7,860

1,944	Immersion Corporation, (2)	20,587

4,146	Intermec Inc, (2)	40,797

1,608	Intevac, Inc., (2)	7,284

4,655	OCZ Technology Group Inc., (2), (3)	6,098

6,280	QLogic Corporation, (2)	68,201

16,196	Quantum Corporation, (2)	23,160

2,208	Silicon Graphics International Corporation, (2)	28,704

2,451	STEC Inc., (2)	8,897

2,014	Super Micro Computer Inc., (2)	19,375

2,329	Synaptics, Inc., (2)	96,025
	Total Computers & Peripherals	701,292
	Construction & Engineering – 0.8%

2,714	Aegion Corporation, (2)	57,157

1,394	Ameresco Inc., Class A Shares, (2)	10,274

680	Argan, Inc.	12,036

2,584	Comfort Systems USA Inc.	33,153

2,324	Dycom Industries Inc., (2)	44,900

4,613	Emcor Group Inc.	172,526

2,576	Furmanite Corporation, (2)	16,358

2,672	Granite Construction Inc.	73,934

4,087	Great Lakes Dredge & Dock Corporation	28,282

1,371	Layne Christensen Company, (2), (3)	28,010

3,787	MasTec Inc., (2), (3)	105,279

599	Michael Baker Corporation	14,586

1,418	MYR Group Inc., (2)	32,330

647	Northwest Pipe Company, (2)	17,657

1,875	Orion Marine Group Inc., (2)	17,175

1,190	Pike Electric Corporation	18,600

2,068	Primoris Services Corporation	45,579

1,129	Sterling Construction Company, Inc., (2)	11,425

2,468	Tutor Perini Corporation, (2), (3)	40,574
	Total Construction & Engineering	779,835
	Construction Materials – 0.4%

3,379	Eagle Materials Inc.	228,927

5,032	Headwater Inc., (2)	54,648

1,560	Texas Industries Inc., (2), (3)	99,341

120	United States Lime & Minerals, Inc., (2)	5,542
	Total Construction Materials	388,458
	Consumer Finance – 0.7%

1,096	Asset Accceptance Capital Corporation, (2)	7,091

722	Asta Funding, Inc.	6,780

2,031	Cash America International, Inc., (3)	88,613

507	Credit Acceptance Corporation, (2)	50,867

56	Nuveen Investments

Shares	Description (1)	Value
	Consumer Finance (continued)

3,040	DFC Global Corporation, (2), (3)	$41,040

1,515	Encore Capital Group, Inc., (2), (3)	43,162

3,316	EZCORP, Inc., (2)	56,040

1,864	First Cash Financial Services, Inc., (2)	95,940

4,023	First Marblehead Corporation, (2)	4,948

1,659	Green Dot Corporation, Class A Shares, (2), (3)	26,063

1,657	Nelnet Inc.	56,338

1,958	Netspend Holdings, Inc., (2)	31,250

688	Nicholas Financial, Inc., (3)	10,059

1,183	Porfolio Recovery Associates, Inc., (2)	145,213

315	Regional Management Corporation, (2)	6,829

671	World Acceptance Corporation, (2), (3)	59,625
	Total Consumer Finance	729,858
	Containers & Packaging – 0.2%

289	AEP Industries, Inc., (2), (3)	22,282

2,033	Berry Plastics Corporation, (2), (3)	38,627

6,979	Boise Inc.	55,762

10,140	Graphic Packaging Holding Company, (2)	76,253

2,316	Myers Industries, Inc.	34,323

379	UFP Technologies, Inc., (2)	7,690
	Total Containers & Packaging	234,937
	Distributors – 0.2%

1,261	Audiovox Corporation, (2)	12,017

790	Core-Mark Holding Company, Inc.	41,112

3,283	Pool Corporation, (3)	160,933

460	Weyco Group, Inc.	11,040
	Total Distributors	225,102
	Diversified Consumer Services – 1.0%

1,247	American Public Education Inc., (2), (3)	41,812

983	Ascent Media Corporation, (2)	65,360

1,204	Bridgepoint Education Inc., (2)	12,979

815	Bright Horizons Family Solutions Inc., (2)	26,439

879	Capella Education Company, (2)	31,134

3,578	Career Education Corporation, (2)	7,836

1,096	Carriage Services Inc.	19,169

1,929	Coinstar Inc., (2), (3)	101,870

349	Collectors Universe, Inc., (3)	4,157

5,412	Corinthian Colleges Inc., (2)	10,824

1,843	Education Management Corporation, (2), (3)	10,450

2,762	Grand Canyon Education Inc., (2)	70,624

3,812	Hillenbrand Inc.	95,796

1,845	K12, Inc., (2), (3)	46,992

1,248	LifeLock, Incorporated, (2), (3)	11,232

1,577	Lincoln Educational Services Corporation	8,784

822	Mac-Gray Corporation	10,645

1,949	Matthews International Corporation	71,743

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Diversified Consumer Services (continued)

698	National American University Holdings Inc.	$2,331

3,979	Regis Corporation, (3)	74,606

4,682	Sothebys Holdings Inc., (3)	166,117

1,055	Steiner Leisure Limited, (2)	51,094

5,165	Stewart Enterprises Class A, (3)	46,020

820	Strayer Education Inc.	38,835

1,483	Universal Technical Institute Inc.	17,603
	Total Diversified Consumer Services	1,044,452
	Diversified Financial Services – 0.3%

157	California First National Bancorp.	2,499

1,027	Gain Capital Holdings Inc.	5,063

2,524	Marketaxess	106,816

568	Marlin Business Services Corporation	13,763

554	MicroFinancial Incorporated	4,482

1,805	Newstar Financial, Inc., (2)	21,570

3,915	PHH Corporation, (2)	82,528

1,574	PICO Holdings, Inc., (2)	34,156

830	Resource America Inc.	7,653
	Total Diversified Financial Services	278,530
	Diversified Telecommunication Services – 0.5%

4,887	8X8, Inc., (2)	35,333

623	Atlantic Tele-Network, Inc.	31,630

1,877	Cbeyond Inc., (2), (3)	16,480

13,633	Cincinnati Bell Inc., (2)	47,988

3,237	Cogent Communications Group, Inc.	92,708

2,767	Consolidated Communications Holdings, Inc., (3)	50,996

1,429	FairPoint Communications Inc., (2), (3)	11,632

2,663	General Communication, Inc., (2), (3)	25,858

709	Hawaiian Telcom Holdco Inc., (2), (3)	17,137

931	Hickory Tech Corporation	9,571

1,046	IDT Corporation	15,470

2,583	inContact, Inc., (2), (3)	20,922

3,437	Iridium Communications Inc., (2), (3)	23,062

1,051	Lumos Networks Corporation	14,178

2,019	Neutral Tandem Inc.	6,017

2,471	Orbcomm, Inc., (2)	11,688

3,460	Premiere Global Services, Inc., (2)	38,856

795	Primus Telecommunications Group Inc.	9,993

3,911	TowerStream Corporation, (2)	9,386

985	VocalTec Communications Limited, (2), (3)	16,282

11,001	Vonage Holdings Corporation, (2)	33,553
	Total Diversified Telecommunication Services	538,740
	Electric Utilities – 1.4%

2,636	ALLETE Inc	135,359

4,199	Cleco Corporation	207,934

2,769	El Paso Electric Company	103,727

58	Nuveen Investments

Shares	Description (1)	Value
	Electric Utilities (continued)

2,915	Empire District Electric Company	$67,249

3,463	IDACORP, INC	170,414

1,598	MGE Energy, Inc.	89,248

2,499	Otter Tail Power Corporation	77,969

5,506	PNM Resources Inc.	132,199

5,219	Portland General Electric Company	168,313

3,501	UIL Holdings Corporation	145,782

898	Unitil Corp.	27,218

2,783	UNS Energy Corporation	141,822
	Total Electric Utilities	1,467,234
	Electrical Equipment – 1.1%

2,927	Acuity Brands Inc., (2)	213,554

2,869	American Superconductor Corporation, (2)	7,201

1,746	AZZ Inc.	73,838

3,146	Belden Inc.	155,475

3,391	Brady Corporation	114,887

20,636	Capstone Turbine Corporation, (2), (3)	18,162

601	Coleman Cable Inc.	9,015

1,142	Encore Wire Corporation	37,401

3,315	EnerSys, (2)	151,960

549	Enphase Energy Incorporated, (2), (3)	3,865

3,242	Franklin Electric Company, Inc.	104,944

10,460	Fuelcell Energy Inc., (2), (3)	10,983

1,710	Generac Holdings Inc.	61,440

1,189	Global Power Equipment Group Inc.	19,619

3,634	II VI Inc., (2)	56,218

1,350	LSI Industries, Inc., (3)	9,504

617	Powell Industries Inc., (2)	30,381

162	Preformed Line Products Company	13,041

914	Solarcity Corporation, (2), (3)	24,696

1,017	Thermon Group Holdings Inc., (2)	19,933

1,358	Vicor Corporation, (2)	7,292
	Total Electrical Equipment	1,143,409
	Electronic Equipment & Instruments – 2.0%

1,367	Aeroflex Holding Corporation, (2)	10,170

1,105	Agilysys Inc., (2)	12,906

1,949	Anixter International Inc.	139,821

418	Audience Incorporated, (2)	6,182

1,004	Badger Meter Inc.	43,855

3,986	Benchmark Electronics Inc., (2)	71,110

2,795	Checkpoint Systems Inc., (2)	32,338

2,962	Cognex Corporation	117,591

1,637	Coherent Inc.	91,557

2,355	CTS Corporation	25,081

2,496	Daktronics Inc.	24,935

1,265	DTS, Inc., (2)	21,227

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Electronic Equipment & Instruments (continued)

2,625	Echelon Corporation, (2)	$5,801

1,297	Electro Rent Corporation	21,491

1,585	Electro Scientific Industries Inc.	17,086

1,525	Fabrinet	20,938

1,169	FARO Technologies, Inc., (2)	45,346

2,622	FEI Company, (3)	167,493

2,016	GSI Group, Inc., (2)	17,217

3,069	Insight Enterprises Inc., (2)	55,610

2,517	InvenSense Incorporated, (2), (3)	23,458

3,102	Kemet Corporation, (2)	19,325

724	Key Tronic Corporation, (2)	8,181

1,497	Littelfuse Inc.	104,521

2,014	Maxwell Technologies, Inc., (2), (3)	12,285

1,044	Measurement Specialties, Inc., (2)	44,652

2,140	Mercury Computer Systems Inc., (2)	16,542

169	Mesa Laboratories, Inc.	8,342

2,559	Methode Electronics, Inc.	36,798

1,112	MTS Systems Corporation	67,776

606	Multi Fineline Electronix, Inc., (2)	9,235

1,554	Neonode Incorporated, (2), (3)	8,873

2,641	Newport Corporation, (2)	40,011

1,372	OSI Systems Inc., (2)	78,616

1,437	Park Electrochemical Corporation	34,301

597	PC Connection, Inc.	9,218

2,418	Plexus Corporation, (2)	65,213

4,637	Power One Inc, (2)	29,306

1,582	Radisys Corporation, (2)	7,847

2,864	RealD Inc., (2)	42,874

858	Richardson Electronics Limited	10,064

1,973	Rofin Sinar Technologies Inc., (2), (3)	49,128

1,124	Rogers Corporation, (2)	47,927

5,633	Sanmina-SCI Corporation, (2)	71,088

1,906	ScanSource, Inc., (2)	55,217

1,717	SYNNEX Corporation, (2)	59,408

3,675	TTM Technologies, Inc., (2)	26,570

2,745	Universal Display Corporation, (2)	86,303

252	Viasystems Group Inc., (2)	3,205

791	Vishay Precision Group Inc., (2)	11,335

1,126	Zygo Corporation, (2)	16,845
	Total Electronic Equipment & Instruments	2,052,219
	Energy Equipment & Services – 1.9%

2,720	Basic Energy Services, Inc., (2), (3)	37,346

593	Bolt Technology Corporation	9,488

2,472	Bristow Group Inc.	156,230

3,082	C&J Energy Services Inc., (2)	60,993

6,644	Cal Dive International Inc., (2), (3)	11,095

60	Nuveen Investments

Shares	Description (1)	Value
	Energy Equipment & Services (continued)

549	Dawson Geophysical Company, (2)	$16,876

2,778	Dril Quip Inc., (2), (3)	232,546

4,482	Exterran Holdings, Inc., (2), (3)	118,414

1,019	Forbes Energy Services Limited, (2)	3,842

1,657	Forum Energy Technologies Incorporated, (2)	46,081

881	Geospace Technologies Corporation, (2)	74,330

1,343	Global Geophysical Services Inc., (2)	4,889

994	Gulf Island Fabrication, Inc.	20,437

1,854	Gulfmark Offshore Inc.	77,163

9,728	Heckmann Corporation, (2), (3)	35,896

7,302	Helix Energy Solutions Group, (2)	168,238

10,954	Hercules Offshore Inc., (2)	80,731

2,441	Hornbeck Offshore Services Inc., (2), (3)	109,650

9,122	ION Geophysical Corporation, (2)	56,921

10,735	Key Energy Services Inc., (2)	63,766

2,323	Lufkin Industries Inc.	205,098

1,779	Matrix Service Company, (2)	26,738

879	Mitcham Industries, Inc., (2)	13,053

851	Natural Gas Services Group, (2)	17,182

6,214	Newpark Resources Inc., (2), (3)	65,247

8,130	Parker Drilling Company, (2)	33,496

900	PHI Inc Non-Voting, (2)	24,993

4,277	Pioneer Energy Services Corporation, (2)	30,153

852	RigNet, Inc., (2)	20,618

2,097	Tesco Corporation, (2)	25,583

5,362	TETRA Technologies, (2)	48,955

1,057	TGC Industries Inc.	9,379

13,237	Vantage Drilling Company, (2), (3)	22,371

2,690	Willbros Group Inc., (2)	25,555
	Total Energy Equipment & Services	1,953,353
	Food & Staples Retailing – 1.0%

1,285	Andersons, Inc., (3)	70,058

78	Arden Group, Inc.	7,714

2,633	Casey’s General Stores, Inc.	152,477

2,884	Harris Teeter Supermarkets Incorporated, (3)	120,522

873	Ingles Markets, Inc.	18,612

844	Nash Finch Company	17,344

493	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	12,364

1,616	Pantry, Inc., (2)	23,610

1,191	PriceSmart, Inc., (3)	106,273

45,618	Rite Aid Corporation, (2)	120,888

1,383	Roundys Inc.	9,902

1,498	Spartan Stores, Inc., (3)	25,136

14,630	SUPERVALU INC., (3)	85,439

774	Susser Holdings Corporation, (2)	41,154

761	The Chef’s Warehouse Inc., (2)	13,995

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Food & Staples Retailing (continued)

3,376	United Natural Foods Inc., (2)	$168,597

582	Village Super Market, Inc.	20,486

618	Weis Markets Inc.	25,851
	Total Food & Staples Retailing	1,040,422
	Food Products – 1.5%

243	Alico Inc.	10,160

345	Annie’s Incorporated, (2), (3)	13,038

3,634	B&G Foods Inc.	112,145

4,075	Boulder Brands Inc., (2), (3)	36,716

822	Calavo Growers, Inc., (3)	23,312

999	Cal-Maine Foods, Inc.	42,637

3,175	Chiquita Brands International Inc., (2), (3)	27,400

8,130	Darling International Inc., (2)	150,486

1,529	Diamond Foods Inc., (2)	23,057

2,478	Dole Food Company Inc., (2)	26,663

470	Farmer Brothers Company, (2), (3)	7,121

2,345	Fresh Del Monte Produce Inc.	59,586

193	Griffin Land & Nurseries, Inc.	5,761

2,547	Hain Celestial Group Inc., (2), (3)	166,192

903	Inventure Group, (2)	6,917

966	J&K Snack Foods Corporation	72,469

549	John B Sanfillippo & Son, Inc.	11,518

1,137	Lancaster Colony Corporation	89,743

294	Lifeway Foods, Inc.	3,728

666	Limoneira Company	12,408

1,354	Omega Protein Corporation, (2)	12,606

4,171	Pilgrim’s Pride Corporation, (2)	40,834

1,814	Post Holdings Inc., (2)	79,435

1,587	Sanderson Farms Inc.	97,220

20	Seaboard Corproation	54,920

593	Seneca Foods Corporation, (2)	19,326

3,035	Snyders Lance Inc.	76,421

1,662	Tootsie Roll Industries Inc., (3)	51,904

2,486	Treehouse Foods Inc., (2)	158,383
	Total Food Products	1,492,106
	Gas Utilities – 0.9%

663	Chesapeake Utilities Corporation	35,378

470	Delta Natural Gas Company, Inc.	10,190

1,458	Laclede Group Inc., (3)	68,103

2,872	New Jersey Resources Corporation	135,558

1,852	Northwest Natural Gas Company, (3)	82,358

5,220	Piedmont Natural Gas Company, (3)	179,725

2,101	South Jersey Industries Inc., (3)	129,632

3,154	Southwest Gas Corporation	159,813

3,344	WGL Holdings Inc.	154,560
	Total Gas Utilities	955,317

62	Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 2.7%

1,499	Abaxis, Inc.	$63,992

2,311	Abiomed, Inc., (2), (3)	42,684

4,929	Accuray, Inc., (2), (3)	21,688

4,967	Align Technology, Inc., (2), (3)	164,507

3,779	Alphatec Holdings, Inc., (2)	7,142

848	Analogic Corporation	67,399

1,697	AngioDynamics, Inc., (2)	17,191

814	Anika Therapeutics, Inc., (2)	10,867

7,393	Antares Pharma Inc., (2), (3)	28,019

1,911	Arthrocare Corporation, (2)	66,216

1,244	AtriCure, Inc., (2)	10,375

102	ATRION Corporation	20,440

1,466	Cantel Medical Corporation	46,340

1,159	Cardiovascular Systems, Inc., (2)	19,888

4,462	Cerus Corporation, (2), (3)	23,738

2,168	Conceptus Inc., (2)	67,230

1,956	Conmed Corporation, (3)	61,281

1,904	CryoLife Inc.	11,424

1,903	Cyberonics, (2), (3)	82,628

853	Cynosure, Inc., (2)	22,059

801	Derma Sciences Inc., (2)	9,684

4,739	DexCom, Inc., (2)	77,767

3,824	Endologix, Inc., (2)	57,436

2,494	EnteroMedics, Inc., (2)	2,394

593	Exactech, Inc., (2)	10,971

662	Globus Medical Inc, Class A, (2), (3)	10,076

1,635	Greatbatch, Inc., (2)	45,682

3,302	Haemonetics Corporation, (2)	127,127

3,792	Hansen Medical, Inc., (2), (3)	7,432

1,066	Heartware International Inc., (2), (3)	103,615

865	ICU Medical, Inc., (2)	52,116

3,611	Insulet Corporation, (2), (3)	91,142

1,348	Integra Lifesciences Holdings Corporation, (2)	47,220

2,200	Invacare Corporation	29,590

2,723	Mako Surgical Corporation, (2), (3)	28,837

3,451	Masimo Corporation, (3)	69,227

2,851	Meridian Bioscience, Inc.	57,847

2,906	Merit Medical Systems, Inc., (2), (3)	28,101

2,036	Natus Medical, Inc., (2)	25,470

7,385	Navidea Biopharmaceuticals Incorporated, (2), (3)	18,093

1,557	Neogen Corporation, (2)	79,142

2,985	NuVasive, Inc., (2)	62,595

3,579	Nxstage Medical, Inc., (2)	39,977

3,746	OraSure Technologies, Inc., (2)	16,707

1,294	Orthofix International NV, (2)	41,926

1,350	Palomar Medical Technologies, Inc., (2)	18,293

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)

906	PhotoMedex, Inc., (2)	$14,768

1,948	Quidel Corporation, (2), (3)	43,479

732	Rochester Medical Corporation, (2)	9,941

1,786	Rockwell Medical Technologies, Inc., (2)	7,573

3,860	RTI Biologics Inc., (2)	15,363

4,734	Solta Medical Inc., (2)	9,231

2,370	Spectranetics Corporation, (2)	44,201

2,510	STAAR Surgical Company, (2)	17,520

3,995	Steris Corporation	166,152

980	Surmodics Inc., (2)	25,921

2,535	Symmetry Medical, Inc., (2)	30,217

1,102	Tornier N.V, (2)	20,045

6,211	Unilife Corporation, (2), (3)	12,298

214	Utah Medical Products, Inc.	9,487

1,129	Vascular Solutions, Inc., (2)	17,962

3,685	Volcano Corporation, (2), (3)	74,769

2,341	West Pharmaceutical Services Inc.	149,496

3,050	Wright Medical Group, Inc., (2), (3)	71,492

1,170	Zeltiq Aesthetics Inc, (2), (3)	5,125
	Total Health Care Equipment & Supplies	2,758,615
	Health Care Providers & Services – 2.3%

1,864	Acadia Healthcare Company Inc., (2)	58,809

3,895	Accretive Health Inc., (2)	41,053

2,661	Air Methods Corporation	97,366

570	Almost Family, Inc.	11,252

2,082	Amedisys, Inc., (2), (3)	20,903

3,069	AMN Healthcare Services Inc., (2)	42,137

2,186	AmSurg Corporation, (2)	73,362

1,339	Assisted Living Concepts Inc.	15,961

1,700	Bio-Reference Laboratories, Inc., (2)	43,350

3,454	Bioscrip, Inc., (2)	47,872

1,946	Capital Senior Living Corporation, (2)	47,210

3,558	Centene Corporation, (2)	164,380

1,330	Chemed Corporation, (3)	108,555

798	Chindex International, Inc., (2)	10,933

358	Corvel Corporation, (2)	16,994

1,879	Cross Country Healthcare, Inc., (2)	9,395

2,231	Emeritus Corporation, (2)	57,337

1,203	Ensign Group Inc.	41,949

2,022	ExamWorks Group Inc., (2), (3)	36,598

2,941	Five Star Quality Care Inc., (2)	13,911

2,104	Gentiva Health Services, Inc., (2)	22,071

2,359	Hanger Orthopedic Group Inc., (2)	71,690

6,538	HealthSouth Corporation, (2)	179,795

2,310	Healthways Inc., (2)	32,086

1,146	IPC The Hospitalist Company, Inc., (2)	52,281

64	Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services (continued)

3,657	Kindred Healthcare Inc., (2)	$38,362

653	Landauer Inc.	36,483

1,014	LHC Group, Inc., (2)	22,024

1,889	Magellan Health Services, Inc., (2)	96,641

2,070	Molina Healthcare Inc., (2), (3)	68,724

880	MWI Veterinary Supply, Inc., (2)	103,585

728	National Healthcare Corporation	33,801

164	National Research Corporation	9,832

4,391	Owens and Minor Inc., (3)	143,015

654	PDI Inc., (2)	2,989

2,040	Pharmerica Corporation, (2)	26,296

901	Providence Service Corporation, (2)	15,777

2,875	Select Medical Corporation	23,719

1,323	Skilled Healthcare Group Inc., (2)	9,314

1,962	Team Health Holdings Inc., (2)	73,143

1,341	Triple-S Management Corporation, Class B Shares, (2)	24,178

2,597	Universal American Corporation	22,204

813	US Physical Therapy, Inc.	19,398

2,198	Vanguard Health Systems Inc., (2)	32,157

2,979	Wellcare Health Plans Inc., (2)	173,705
	Total Health Care Providers & Services	2,292,597
	Health Care Technology – 0.8%

2,478	AthenaHealth Inc., (2), (3)	238,532

711	Computer Programs and Systems, Inc.	37,299

547	Greenway Medical Technologies Inc., (2), (3)	7,368

1,350	Healthstream, Inc., (2)	30,996

5,942	HMS Holdings Corporation, (2), (3)	149,798

4,032	MedAssets Inc., (2)	75,519

1,591	Medidata Solutions, Inc., (2)	105,579

4,080	Merge Healthcare Incorporated, (2)	12,730

2,322	Omnicell, Inc., (2)	41,842

2,733	Quality Systems Inc.	48,839

491	Vocera Communications Incorporated, (2), (3)	9,722
	Total Health Care Technology	758,224
	Hotels, Restaurants & Leisure – 3.0%

1,684	AFC Enterprises, Inc., (2), (3)	53,686

2,278	Ameristar Casinos, Inc.	60,116

83	Biglari Holdings Inc., (2)	32,144

1,695	BJ’s Restaurants, Inc., (2)	58,139

1,271	Bloomin Brands, (2), (3)	27,644

2,015	Bob Evans Farms, (3)	87,330

3,842	Boyd Gaming Corporation, (2), (3)	46,104

1,351	Bravo Brio Restaurant Group, (2)	22,967

1,284	Buffalo Wild Wings, Inc., (2), (3)	115,560

2,547	Caesar’s Entertainment Corporation, (2), (3)	40,523

1,054	Carrols Restaurant Group, Inc., (2)	5,007

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)

1,331	CBRL Group Inc.	$110,127

1,275	CEC Entertainment Inc.	42,547

3,733	Cheesecake Factory Inc., (3)	148,648

900	Churchill Downs Inc.	68,814

463	Chuy’s Holdings Inc., (2)	15,140

400	Del Friscos Restaurant Group, (2)	6,764

6,646	Denny’s Corporation, (2)	37,683

1,058	DineEquity Inc., (3)	75,372

4,003	Dominos Pizza Inc.	220,966

425	Einstein Noah Restaurant Group	6,124

1,117	Fiesta Restaurant Group, (2)	30,449

205	Frisch’s Restaurants Inc.	3,346

458	Ignite Restaurant Group, Incorporated, (2)	7,988

2,681	Interval Leisure Group Inc.	51,100

1,916	Intl Speedway Corporation	62,979

1,900	Isle of Capri Casinos, (2)	14,554

3,057	Jack in the Box Inc., Term Loan, (2)	109,593

5,346	Jamba, Inc., (2)	14,220

4,110	Krispy Kreme Doughnuts Inc., (2)	56,143

2,964	Life Time Fitness Inc., (2), (3)	136,878

1,383	Luby’s Inc., (2)	9,418

1,260	Marcus Corporation	16,178

1,839	Marriott Vacations World, (2)	83,638

606	Monarch Casino & Resort, Inc., (2)	7,799

1,523	Morgans Hotel Group Company, (2)	9,336

1,675	MTR Gaming Group, Inc., (2), (3)	5,779

1,892	Multimedia Games, Inc., (2)	46,657

174	Nathan’s Famous, Inc., (2)	7,769

6,693	Orient Express Hotels Limited, (2)	67,599

1,168	Papa John’s International, Inc., (2)	73,584

4,084	Pinnacle Entertainment Inc., (2)	77,841

1,776	Premier Exhibitions, Inc., (2)	4,848

942	Red Lions Hotels Corporation, (2)	6,151

1,016	Red Robin Gourmet Burgers, Inc., (2)	49,144

4,409	Ruby Tuesday, Inc., (2)	42,503

2,436	Ruth’s Chris Steak House, Inc., (2)	24,141

3,599	Scientific Games Corporation, (2)	31,959

3,798	Shuffle Master Inc., (2)	60,008

2,420	Six Flags Entertainment Corporation	176,345

3,970	Sonic Corporation, (2), (3)	49,744

805	Speedway Motorsports Inc.	14,514

4,314	Texas Roadhouse, Inc.	101,379

1,622	Town Sports International	16,334

2,489	Vail Resorts, Inc., (3)	150,087

3,807	WMS Industries Inc., (2)	96,622
	Total Hotels, Restaurants & Leisure	2,998,032

66	Nuveen Investments

Shares	Description (1)	Value
	Household Durables – 1.1%

2,186	American Greetings Corporation	$40,310

857	Bassett Furniture, Inc.	12,024

1,702	Beazer Homes USA, Inc., (2), (3)	27,504

717	Blyth Inc., (3)	11,816

477	Cavco Industries, Inc., (2)	21,761

673	CSS Industries Inc.	19,288

1,673	Ethan Allen Interiors Inc., (3)	48,985

311	Flexsteel Industries, Inc.	6,403

2,192	Helen of Troy Limited, (2)	76,457

747	Hooker Furniture Corporation	12,916

7,279	Hovnanian Enterprises Inc., (2), (3)	39,671

1,899	Irobot Corporation, (2), (3)	55,242

5,709	KB Home, (3)	128,681

3,576	La Z Boy Inc., (3)	64,583

1,418	Libbey Inc., (2)	27,467

669	Lifetime Brands, Inc.	9,032

1,668	M/I Homes, Inc., (2)	41,033

2,644	MDC Holdings Inc.	99,414

2,115	Meritage Corporation, (2), (3)	103,191

380	Nacco Industries Inc.	22,048

3,083	Ryland Group Inc., (3)	138,920

1,118	Skullcandy Inc., (2)	5,747

7,994	Standard Pacific Corporation, (2), (3)	72,346

1,088	Tri Pointe Homes, Incorporated, (2), (3)	20,672

1,182	Univeral Electronics Inc., (2)	27,162

1,761	Zagg Inc., (2), (3)	11,922
	Total Household Durables	1,144,595
	Household Products – 0.2%

2,693	Central Garden & Pet Company, (2)	23,698

2,847	Harbinger Group Inc., (2)	25,737

348	Oil Dri Corporation	9,573

398	Orchids Paper Products Company	9,154

1,588	Spectrum Brands Inc., (3)	88,928

1,090	WD 40 Company	58,784
	Total Household Products	215,874
	Independent Power Producers & Energy Traders – 0.1%

1,778	American DG Energy Inc., (2), (3)	3,272

8,250	Atlantic Power Corporation	38,775

1,046	Genie Energy Limited, Class B Shares	11,276

1,228	Ormat Technologies Inc., (3)	26,697
	Total Independent Power Producers & Energy Traders	80,020
	Industrial Conglomerates – 0.1%

2,505	Raven Industries, Inc., (3)	84,043
	Insurance – 2.3%

5927	Alterra Capital Holdings Limited	192,924

4,378	American Equity Investment Life Holding Company, (3)	66,721

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Insurance (continued)

671	American Safety Insurance Holdings, (2)	$16,158

1,254	Amerisafe, Inc.	40,956

1,855	Amtrust Financial Services, Inc., (3)	58,729

1,763	Argo Group International Holdings Inc.	73,076

631	Baldwin & Lyons, Class B	15,333

2,691	Citizens Inc., (2), (3)	17,599

13,904	CNO Financial Group Inc., (3)	157,393

1,812	Crawford & Co, (3)	13,753

498	Donegal Group, Inc., B	7,291

434	Eastern Insurance Holdings, Inc.	8,085

1,355	eHealth, Inc., (2)	28,374

296	EMC Insurance Group Inc.	8,356

2,186	Employers Holdings, Inc.	49,513

584	Enstar Group, Limited, (2)	74,221

902	FBL Financial Group Inc.	35,458

7,339	First American Corporation	196,465

376	Fortegra Financial Corp, (2)	3,027

826	Global Indemnity PLC, (2)	18,412

1,943	Greenlight Capital Re, Ltd, (2)	47,817

986	Hallmark Financial Services, Inc., (2)	8,923

306	Health Insurance Innnovations Inc., (2)	4,590

2,743	Hilltop Holdings Inc., (2)	36,729

581	Homeowners Choice Inc., (3)	15,420

2,742	Horace Mann Educators Corporation	61,832

565	Independence Holding Company	5,933

797	Infinity Property and Casualty Corporation	45,222

80	Investors Title Company	5,548

286	Kansas City Life Insurance Company	10,325

3,467	Maiden Holdings, Ltd	35,814

3,491	Meadowbrook Insurance Group, Inc.	27,160

3,462	Montpelier Re Holdings Limited	89,181

2,807	National Financial Partners Corp., (2), (3)	71,129

443	National Interstate Corporation	12,869

151	National Western Life Insurance Company	27,576

650	Navigators Group, Inc., (2)	37,622

1,569	OneBeacon Insurance Group Limited, Class A	21,323

402	Phoenix Companies Inc., (2)	11,702

2,142	Platinum Underwriters Holdings Limited	121,559

3,073	Primerica Inc.	104,359

1,272	RLI Corporation, (3)	91,393

877	Safety Insurance Group, Inc.	43,561

3,788	Selective Insurance Group Inc.	88,753

1,021	State Auto Financial Corporation	17,745

1,379	Stewart Information Services Corporation, (3)	37,330

5,616	Symetra Financial Corporation	76,546

68	Nuveen Investments

Shares	Description (1)	Value
	Insurance (continued)

2,724	Tower Group Inc.	$51,538

1,383	United Fire Group Inc.	38,669

1,291	Universal Insurance Holdings Inc.	7,720
	Total Insurance	2,337,732
	Internet & Catalog Retail – 0.4%

1,805	1-800-Flowers, (2)	10,704

859	Blue Nile Inc., (2)	28,029

299	CafePress, Incorporated, (2)	1,725

309	Geeknet Inc., (2)	4,042

2,468	Hosting Site Network, Inc.	129,767

241	Kayak Software Corporation, (2)	9,597

1,964	Nutri System Inc.	15,908

1,591	Orbitz Worldwide Inc., (2)	9,514

807	Overstock.com, Inc., (2)	16,786

1,405	PetMed Express, Inc.	17,563

2,619	Shutterfly, Inc., (2), (3)	116,624

950	US Auto Parts Network, Inc., (2)	1,188

1,527	Vitacost.com, Inc., (2), (3)	11,880
	Total Internet & Catalog Retail	373,327
	Internet Software & Services – 2.1%

2,685	Active Network Inc., (2), (3)	13,506

2,459	Angie’s List, (2), (3)	59,606

3,194	Bankrate Inc., (2)	43,055

678	Bazaarvoice Inc., (2), (3)	4,916

2,768	Blucora Inc., (2), (3)	40,883

410	Brightcove Inc., (2)	2,468

779	Carbonite Inc., (2)	8,289

2,443	ComScore Inc., (2)	39,503

2,103	Constant Contact Inc., (2)	30,725

2,326	Cornerstone OnDemand Inc., (2)	84,387

1,949	CoStar Group, Inc., (2)	211,291

2,934	DealerTrack Technologies Inc., (2), (3)	81,712

2,070	Demand Media Inc., (2)	17,926

451	Demandware Incorporated, (2), (3)	12,312

3,112	Dice Holdings Inc., (2)	26,265

2,551	Digital River, Inc., (2)	36,938

306	E2open Inc., (2)	4,348

7,068	Earthlink, Inc.	40,217

1,435	Envestnet Inc., (2)	26,146

674	ExactTarget Inc., (2)	13,197

3,668	Internap Network Services Corporation, (2)	29,271

2,521	Intralinks Holdings INc., (2)	14,420

3,590	IPass, Inc., (2)	6,929

2,856	J2 Global Inc., (3)	116,239

1,086	Keynote Systems, Inc.	12,174

4,072	Limelight Networks Inc., (2)	7,859

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Internet Software & Services (continued)

1,629	Liquidity Services, Inc., (2), (3)	$53,594

3,804	Liveperson, Inc., (2)	48,767

1,526	LogMeIn Inc., (2)	34,457

1,567	Marchex, Inc.	6,472

1,524	Market Leader, Inc., (2)	15,270

1,279	MeetMe Incorporated, (2), (3)	2,468

788	Millennial Media Incorporated, (2)	5,461

8,381	Monster Worldwide Inc., (2), (3)	36,709

2,715	Move, Inc., (2)	30,978

4,456	NIC, Incorporated	75,039

1,561	Open Solutions Inc., (2)	86,464

2,208	Perficient, Inc., (2)	23,140

2,260	QuinStreet, Inc., (2), (3)	14,780

1,511	RealNetworks Inc., (2)	11,635

2,470	Responsys Inc., (2)	19,192

1,235	SciQuest Inc., (2)	28,232

750	Spark Networks, Incorporated, (2)	5,115

857	SPS Commerce Inc., (2), (3)	40,390

925	Stamps.com Inc., (2)	31,302

3,367	Support.com, Inc., (2)	13,434

440	Synacor Inc., (2)	1,280

1,067	TechTarget Inc., (2)	4,737

494	Travelzoo Inc., (2)	12,612

481	Trulia Inc., (2)	13,978

6,264	United Online, Inc.	42,595

5,999	Unwired Planet Inc., (2)	11,878

5,191	ValueClick, Inc., (2)	160,194

2,363	VistaPrint NV, (2), (3)	96,410

1,426	Vocus, Inc., (2)	11,993

2,424	Web.com, Inc., (2), (3)	42,178

3,502	WebMD Health Corporation, Class A, (2)	84,573

1,841	XO Group, Incorporated, (2)	20,730

502	Xoom Corporation, (2)	9,267

583	Yelp Incorporated, (2)	15,175

244	Zilow Inc, (2)	14,355

4,266	Zix Corporation, (2)	16,040
	Total Internet Software & Services	2,125,476
	IT Services – 1.7%

5,310	Acxiom Corporation, (2)	105,616

1,482	CACI International Inc., (2), (3)	86,682

3,050	Cardtronics Inc., (2)	85,431

654	Cass Information Systems, Inc.	27,337

5,035	Ciber, Inc., (2)	21,449

1,057	Computer Task Group, Inc.	21,690

7,544	Convergys Corporation	128,399

2,348	CSG Systems International Inc., (2)	50,740

70	Nuveen Investments

Shares	Description (1)	Value
	IT Services (continued)

317	EPAM Systems Inc., (2)	$6,816

3,507	Euronet Worldwide, Inc., (2)	107,069

1,615	Exlservice Holdings, Inc., (2), (3)	52,681

798	Forrester Research, Inc.	28,608

4,546	Global Cash Access Holdings, Inc., (2)	32,413

1,698	Hackett Group, Inc.	8,286

2,680	Heartland Payment Systems Inc., (3)	88,145

1,893	Higher One Holdings Incn, (2)	18,665

2,222	IGATE Corporation, (2)	37,085

1,533	Innodata Isogen, Inc., (2)	5,028

3,958	Lionbridge Technologies, Inc., (2)	13,536

1,598	ManTech International Corporation, Class A, (3)	42,651

664	Mattersight Corporation, (2)	3,108

2,346	Maximus Inc.	186,953

2,813	ModusLink Global Solutions Inc., (2)	7,876

1,484	Moneygram International Inc., (2)	24,501

1,610	PRG-Schultz International Inc., (2)	9,000

8,515	Sapient Corporation, (2)	99,455

3,432	ServiceSource International Inc., (2), (3)	21,965

2,690	Sykes Enterprises Inc., (2)	41,399

1,066	Syntel Inc.	67,339

1,495	TeleTech Holdings, Inc., (2)	31,829

3,030	Unisys Corporation, (2)	57,964

1,288	Virtusa Corporation, (2)	28,606

2,687	WEX Inc., (2), (3)	203,621
	Total IT Services	1,751,943
	Leisure Equipment & Products – 0.5%

875	Arctic Cat, Inc., (2), (3)	39,366

1,450	Black Diamond Group Inc., (2)	14,210

6,174	Brunswick Corporation, (3)	195,469

4,495	Callaway Golf Company, (3)	30,117

1,522	JAKKS Pacific Inc., (3)	16,605

392	Johnson Outdoors, Inc., (2)	9,196

3,488	LeapFrog Enterprises Inc., (2), (3)	31,183

704	Marine Products Corporation	5,090

4,486	Smith & Wesson Holding Corporation, (2), (3)	39,387

477	Steinway Musical Instrument Inc., (2)	11,896

1,323	Sturm, Ruger, & Company, (3)	67,830
	Total Leisure Equipment & Products	460,349
	Life Sciences Tools & Services – 0.4%

4,882	Affymetrix, Inc., (2), (3)	17,770

1,020	BG Medicine Inc., (2), (3)	1,683

2,048	Cambrex Corporation, (2)	25,580

1,680	Fluidigm Corporation, (2)	28,291

516	Furiex Pharmaceuticals Inc., (2)	17,518

1,713	Harvard Bioscience, Inc., (2)	8,771

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Life Sciences Tools & Services (continued)

2,883	Luminex Corporation, (2)	$47,944

2,804	Pacific Biosciences of California Inc., (2)	7,178

4,139	Parexel International Corporation, (2)	169,492

7,918	Sequenom, Inc., (2), (3)	29,851
	Total Life Sciences Tools & Services	354,078
	Machinery – 2.8%

3,272	Accuride Corporation, (2)	16,818

5,036	Actuant Corporation	157,627

478	Alamo Group Inc.	19,153

1,909	Albany International Corporation, Class A	55,456

1,863	Altra Industrial Motion, Inc., (3)	49,649

654	American Railcar Industries	23,354

589	Ampco-Pittsburgh Corporation	11,038

1,388	Astec Industries Inc.	45,568

3,750	Barnes Group Inc.	104,138

3,384	Blount International Inc., (2)	47,004

3,364	Briggs & Stratton Corporation, (3)	75,656

2,066	Chart Industries, Inc., (2)	175,217

1,203	CIRCOR International Inc.	56,938

3,474	CLARCOR, Inc.	179,606

1,786	Columbus McKinnon Corporation NY, (2)	33,541

1,850	Commercial Vehicle Group Inc., (2)	12,969

1,530	Douglas Dynamics Inc.	21,405

933	Dynamic Material Corporation	14,816

430	Eastern Company	7,194

3,038	Energy Recovery, Inc., (2)	11,119

1,423	EnPro Industries Inc., (2), (3)	70,125

1,848	ESCO Technologies Inc.	66,473

421	ExOne Company, (2), (3)	16,166

4,299	Federal Signal Corporation, (2)	33,360

3,309	Flow International Corporation, (2), (3)	12,111

828	Freightcar America Inc.	17,289

1,051	Gorman-Rupp Company, (3)	29,691

688	Graham Corporation	16,718

1,579	Greenbrier Companies Inc., (2), (3)	35,622

806	Hardinge, Inc., (3)	10,881

446	Hurco Companies, Inc., (2)	11,966

761	Hyster-Yale Materials Handling Inc.	39,717

2,000	John Bean Technologies Corporation	41,480

807	Kadant Inc.	22,330

2,215	Kaydon Corporation	52,806

630	LB Foster Company	27,815

879	Lindsay Manufacturing Company	67,525

1,181	Lydall Inc., (2)	16,936

6,670	Meritor Inc., (2)	38,686

1,014	Met-Pro Corp., (3)	13,588

72	Nuveen Investments

Shares	Description (1)	Value
	Machinery (continued)

1,294	Middleby Corporation, (2)	$193,557

764	Midwest Air Group Inc.	11,544

1,370	Mueller Industries Inc.	70,939

10,831	Mueller Water Products Inc.	64,120

1,176	NN, Incorporated, (2)	10,596

178	OmegaFlex, Inc.	2,398

1,436	Peerless Manufacturing Company, (2)	8,271

348	Proto Labs Incorporated, (2)	17,776

1,534	RBC Bearings Inc., (2)	73,785

1,991	Rexnord Corporation, (2)	36,276

872	Standex International Corporation	46,129

1,428	Sun Hydraulics Corporation	46,767

1,302	Tennant Company	62,262

3,696	Titan International Inc., (3)	82,458

2,227	TriMas Corporation, (2)	67,924

589	Twin Disc, Inc.	12,557

4,723	Wabash National Corporation, (2)	44,538

1,941	Watts Water Technologies, Inc.	91,343

4,779	Woodward Governor Company	171,996
	Total Machinery	2,874,787
	Marine – 0.0%

2,160	Genco Shipping and Trading Limited, (2), (3)	3,694

379	International Shipholding Corp.	6,845

1,222	Rand Logistics, Inc., (2)	7,112
	Total Marine	17,651
	Media – 1.3%

1,829	Arbitron Inc.	85,396

288	Beasley Broadcast Group, Inc.	1,881

6,467	Belo Corp.	69,326

1,225	Carmike Cinemas, Inc., (2)	21,511

2,537	Central European Media Enterprises Limited, (2), (3)	9,387

2,387	Crown Media Holdings, Inc., (2)	4,893

4,272	Cumulus Media, Inc., (2)	13,628

64	Daily Journal Corporation, (2)	6,755

1,906	Digital Generation Inc., (2), (3)	12,770

2,064	E.W. Scripps Company, Class A, (2)	28,669

1,689	Entercom Communications Corporation, (2)	13,360

5,790	Entravision Communications Corporation	22,349

613	Fisher Communications, Inc.	25,390

1,304	Global Sources, Limited, (2)	8,893

3,078	Harte-Hanks Inc.	24,409

2,806	Journal Communications Inc., (2)	19,109

2,107	LIN TV Corporation, (2)	25,937

5,498	Lions Gate Entertainment Corporation, Equity, (2)	136,405

9,679	Live Nation Inc., (2)	122,246

759	Loral Space & Communications, Inc.	46,694

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Media (continued)

1,920	Martha Stewart Living Omnimedia Inc., (2)	$4,742

4,007	McClatchy Company, (2), (3)	9,256

1,769	MDC Partners, Inc.	30,232

2,503	Meredith Corporation, (3)	97,166

3,876	National CineMedia, Inc.	62,946

9,415	New York Times, Class A, (2), (3)	83,417

783	Nexstar Broadcasting Group, Inc.	19,066

886	Outdoor Channel Holdings, Inc.	7,753

702	ReachLocal Inc., (2), (3)	11,702

1,093	Reading International Inc., A, (2)	6,361

610	Rentrak Corporation, (2)	13,810

322	Saga Comunications Inc Class A Shares	14,825

700	Salem Communications Corporation	6,426

1,707	Scholastic Corporation, (3)	46,857

357	Shutterstock Incorporated, (2)	14,887

3,485	Sinclair Broadcast Group, Series A	93,398

2,749	Vallassis Communications Inc.	70,457

86	Value Line, Inc., (3)	805

1,600	World Wrestling Entertainment Inc., (3)	14,688
	Total Media	1,307,802
	Metals & Mining – 1.1%

9,396	AK Steel Holding Corporation, (3)	31,477

1,155	AM Castle & Company, (2), (3)	20,005

1,744	AMCOL International Corp.	53,663

3,558	Century Aluminum Company, (2)	29,033

7,013	Coeur d’Alene Mines Corporation, (2), (3)	106,878

4,635	General Moly, Inc., (2)	8,621

4,249	Globe Specialty Metals Inc.	55,492

2,063	Gold Resource Corp., (3)	21,125

2,285	Golden Minerals Co, (2), (3)	4,159

17,894	Golden Star Resources Ltd, (2), (3)	19,326

376	Handy & Harman Limited, (2)	5,783

849	Haynes International Inc.	41,270

19,722	Hecla Mining Company, (3)	67,055

3,029	Horsehead Holding Corp., (2)	32,410

1,334	Kaiser Aluminum Corporation	84,042

1,412	Materion Corporation	37,404

16,307	McEwen Mining Inc., (2), (3)	37,995

8,837	Midway Gold Corporation, (2), (3)	8,310

2,303	Noranda Aluminum Hodlings Corporation	8,774

630	Olympic Steel Inc., (3)	12,600

9,027	Paramount Gold and Silver Corporation, (2), (3)	14,263

1,762	Revett Minerals Incorporated, (2)	2,590

2,095	RTI International Metals, Inc., (2)	60,797

1,745	Schnitzer Steel Industries, Inc.	42,805

8,001	Stillwater Mining Company, (2), (3)	99,532

74	Nuveen Investments

Shares	Description (1)	Value
	Metals & Mining (continued)

4,840	SunCoke Energy Inc., (2)	$73,229

3,715	United States Antimony Corporation, (2), (3)	5,647

473	Universal Stainless & Alloy Products, Inc., (2)	16,536

813	US Silica Holdings Inc., (3)	16,610

4,033	Vista Gold Corporation, (2)	6,775

3,611	Worthington Industries, Inc.	116,202
	Total Metals & Mining	1,140,408
	Multiline Retail – 0.2%

875	Bon-Ton Stores, Inc.	13,423

2,545	Freds Inc., (3)	36,215

553	Gordmans Stores Inc., (2)	6,238

7,161	Saks Inc., (2), (3)	82,710

2,891	Tuesday Morning Corporation, (2)	23,446
	Total Multiline Retail	162,032
	Multi-Utilities – 0.4%

4,056	Avista Corporation	113,771

3,048	Black Hills Corporation, (3)	142,921

999	CH Energy Group Inc.	64,905

2,515	Northwestern Corporation	108,195
	Total Multi-Utilities	429,792
	Oil, Gas & Consumable Fuels – 3.4%

5,707	Abraxas Petroleum Corporation, (2), (3)	12,784

138	Adams Resources and Energy, Incorporated	6,857

672	Alon USA Energy, Inc.	11,155

2,091	Amyris Inc., (2), (3)	5,688

631	Apco Oil and Gas International Inc.	6,379

2,300	Approach Resources Inc., (2), (3)	54,556

14,673	Arch Coal Inc., (3)	71,164

3,620	Berry Petroleum Company, (3)	173,434

3,326	Bill Barrett Corporation, (2), (3)	66,054

685	Bonanza Creek Energy Inc., (2)	23,530

7,229	BPZ Resources, Inc., (2)	15,470

2,726	Callon Petroleum Company Del, (2)	9,759

2,736	Carrizo Oil & Gas, Inc., (2)	66,266

413	Ceres Inc., (2)	971

407	Clayton Williams Energy, (2)	15,710

4,568	Clean Energy Fuels Corporation, (2), (3)	60,252

4,220	Cloud Peak Energy Inc., (2)	82,459

3,327	Comstock Resources Inc., (2)	52,101

882	Contango Oil & Gas Company	33,181

1,469	Crimson Exploration Inc., (2)	4,510

2,753	Crosstex Energy, Inc., (2)	50,683

1,132	CVTR Energy Inc.	55,774

1,176	Delek US Holdings Inc.	42,442

993	Diamondback Energy, (2), (3)	26,076

1,109	Emerald Oil Inc., (2)	7,131

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

3,219	Endeavor International Corporation, (2), (3)	$8,820

5,453	Energy XXI Limited Bermuda, (3)	124,001

1,918	EPL Oil & Gas Inc., (2)	62,661

1,144	Evolution Petroleum Corporation, (2), (3)	11,371

8,142	Forest Oil Corporation, (2)	34,115

3,562	Frontline Limited, (2), (3)	6,483

3,658	FX Energy, Inc., (2)	14,047

1,535	GasLog Limited, (3)	19,648

4,077	Gastar Exploration, Limited, (2)	11,416

1,995	Gevo Inc., (2), (3)	3,681

1,796	Goodrich Petroleum Corporation, (2), (3)	23,420

1,724	Green Plains Renewable Energy, Inc., (2)	21,567

5,267	Gulfport Energy Corporation, (2)	274,885

7,700	Halcon Resources Corporation, (2), (3)	50,358

428	Hallador Energy Company	3,064

2,726	Harvest Natural Resources Inc., (2)	8,941

71	Isramco, Inc., (2)	6,486

1,825	Kior Inc., Class A Shares, (2), (3)	8,888

1,688	Knightsbridge Tankers Limited	11,563

18,218	Kodiak Oil & Gas Corporation, (2), (3)	142,647

10,185	Magnum Hunter Resources Corporation, (2), (3)	27,703

975	Matador Resources Company, (2), (3)	9,623

7,014	McMoran Exploration Corporation, (2), (3)	116,082

1,660	Midstates Petroleum Company Incorporated, (2)	9,578

2,140	Miller Energy Resources Inc., (2), (3)	8,132

4,319	Nordic American Tanker Shipping Ltd, (3)	38,482

4,391	Northern Oil and Gas Inc., (2)	56,600

5,523	Oasis Petroleum Inc., (2), (3)	189,052

482	Panhandle Oil and Gas Inc.	13,727

2,068	PDC Energy Inc., (2), (3)	89,544

3,808	Penn Virginia Corporation, (3)	15,346

3,911	Petroquest Energy Inc., (2)	16,739

8,119	Quicksilver Resources Inc., (2), (3)	20,460

471	Renewable Energy Group Inc., (2), (3)	4,630

15,789	Rentech, Inc.	32,683

3,336	Resolute Energy Corporation, (2), (3)	30,758

2,984	Rex Energy Inc., (2), (3)	47,953

396	Rex Stores Corporation, (2)	7,401

4,149	Rosetta Resources, Inc., (2), (3)	178,034

801	Sanchez Energy Corporation, (2), (3)	14,506

1,405	Saratoga Resources Inc., (2), (3)	3,175

7,535	Scorpio Tankers Inc.	65,178

2,604	SemGroup Corporation, A Shares, (2)	135,017

3,364	Ship Financial International Limited	55,439

2,262	Solazyme Inc., (2), (3)	20,584

3,419	Stone Energy Corporation, (2)	67,457

76	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

2,961	Swift Energy Company, (2), (3)	$38,315

2,704	Synergy Resources Corporation, (2)	18,252

2,004	Targa Resources Corporation	131,783

4,354	Teekay Tankers Limited, Class A Shares, (3)	11,016

3,059	Triangle Petroleum Corporation, (2)	16,794

4,561	Uranerz Energy Corporation, (2), (3)	4,652

5,857	Uranium Energy Corporation, (2), (3)	9,078

3,998	Vaalco Energy Inc., (2)	26,867

2,401	W&T Offshore Inc., (3)	28,044

4,956	Warren Resources Inc., (2)	13,034

3,730	Western Refining Inc.	115,294

752	Westmoreland Coal Company, (2)	9,077

1,715	ZaZa Energy Corporation, (2), (3)	2,178
	Total Oil, Gas & Consumable Fuels	3,500,715
	Paper & Forest Products – 0.8%

935	Boise Cascade Company, (2)	29,948

2,724	Buckeye Technologies Inc.	102,395

1,617	Clearwater Paper Corporation, (2)	74,414

753	Deltic Timber Corporation	47,047

2,956	Glatfelter, (3)	70,944

2,793	KapStone Paper and Packaging Corp.	82,617

9,507	Louisiana-Pacific Corporation, (2)	172,267

1,094	Neenah Paper, Inc.	31,463

5,599	Resolute Forest Products, (2)	81,913

2,157	Schweitzer-Mauduit International Inc.	86,906

3,159	Wausau Paper Corp.	32,159
	Total Paper & Forest Products	812,073
	Personal Products – 0.3%

1,741	Elizabeth Arden, Inc., (2)	71,294

1,323	Female Health Company	10,147

1,131	Inter Parfums, Inc.	32,765

958	Medifast, Inc., (2)	25,100

782	Nature’s Sunshine Products, (3)	11,441

591	Nutraceutical International Corporation	10,916

3,477	Prestige Brands Holdings Inc., (2)	93,705

781	Revlon Inc., (2)	15,112

10,073	Star Scientific, Inc., (2), (3)	12,491

1,197	Synutra International Inc., (2)	5,782

411	USANA Health Sciences, Inc., (2), (3)	23,189
	Total Personal Products	311,942
	Pharmaceuticals – 1.4%

791	Acura Pharmaceutical Inc., (2), (3)	1,938

3,932	Akorn, Inc., (2)	59,177

1,775	Ampio Pharmaceuticals Inc., (2), (3)	8,946

3,345	Auxilium Pharmaceuticals, Inc., (2), (3)	49,941

9,380	Avanir Pharmaceuticals, (2)	29,922

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Pharmaceuticals (continued)

1,861	Biodelivery Sciences, Inc., (2)	$10,570

4,157	Cadence Pharmaceuticals, Inc., (2)	29,432

271	Cempra Inc., (2)	1,867

3,404	Corcept Therapeutics, Inc., (2)	6,025

561	Cornerstone Therapeutics Inc., (2)	4,701

776	Cumberland Pharmaceuticals Inc., (2)	3,632

3,853	DepoMed, Inc., (2)	21,230

2,047	Endocyte Inc., (2)	28,433

740	Hi Tech Pharmacal Company, Inc., (3)	24,464

2,665	Horizon Pharma Inc., (2)	6,396

4,632	Impax Laboratories Inc., (2)	81,060

2,871	Jazz Pharmaceuticals, Inc., (2), (3)	167,523

1,104	Lannett Company Inc., (2)	12,817

3,811	Medicines Company, (2), (3)	128,659

7,922	Nektar Therapautics, (2)	85,874

1,785	Omeros Corporation, (2), (3)	7,194

3,253	Optimer Pharmaceuticals, Inc., (2), (3)	50,226

1,275	Pacira Pharmaceuticals, Inc., (2), (3)	36,809

2,626	Pain Therapeutics, Inc., (3)	10,819

594	Pernix Therapeutics Holdings, Incorporated, (2)	2,269

1,839	Pozen Inc., (2)	9,066

3,716	Questcor Pharmaceuticals Inc., (3)	114,230

1,289	Repros Therapeutics, Inc., (2), (3)	26,218

648	Sagent Pharmaceuticals Inc., (2)	10,718

3,784	Santarus, Inc., (2)	69,512

3,926	SciClone Pharmaceuticals, Inc., (2)	18,570

815	Sucampo Pharmaceuticals, Inc., (2)	7,751

296	Supernus Pharmaceuticals Incorporated, (2), (3)	1,521

872	Transcept Pharmaceuticals Inc., (2)	3,453

1,356	Ventrus Biosciences Inc., (2), (3)	3,634

4,556	ViroPharma, Inc., (2), (3)	124,151

6,892	Vivus, Inc., (2), (3)	91,595

2,969	Xenoport, Inc., (2)	18,437

3,769	Zogenix Inc., (2), (3)	6,520
	Total Pharmaceuticals	1,375,300
	Professional Services – 1.2%

3,435	Acacia Research	81,822

488	Barrett Business Services, Inc.	25,835

2,626	CBIZ Inc., (2), (3)	17,043

947	CDI Corporation	14,839

2,317	Corporate Executive Board Company	130,586

696	CRA International, Inc., (2)	12,834

2,114	Dolan Media Company, (2)	3,657

795	Exponent, Inc.	41,897

957	Franklin Covey Company, (2)	13,475

2,902	FTI Consulting Inc., (2)	96,114

78	Nuveen Investments

Shares	Description (1)	Value
	Professional Services (continued)

1,021	GP Strategies Corporation, (2)	$22,513

1,244	Heidrick & Struggles International, Inc.	16,446

1,611	Hill International, Inc., (2)	4,430

2,299	Hudson Global Inc., (2)	7,587

1,585	Huron Consulting Group, Inc., (2), (3)	66,221

1,377	ICF International, Inc., (2)	37,330

1,568	Insperity Inc.	43,324

1,853	Kelly Services, Inc., (3)	31,538

1,991	KForce Inc.	30,104

3,306	Korn Ferry International, (2)	54,714

1,080	Mistras Group Inc., (2)	20,466

3,583	Navigant Consulting Inc., (2)	44,178

5,352	Odyssey Marine Exploration Inc., (2)	15,788

2,968	On Assignment, Inc., (2)	72,033

13,284	Pendrell Corporation, (2)	22,450

2,938	Resources Connection, Inc.	33,376

1,463	RPX Corporation, (2)	19,619

2,372	The Advisory Board Company, (2), (3)	116,584

2,792	TrueBlue Inc., (2), (3)	57,850

265	VSE Corporation	8,080

484	WageWorks, Incorporated, (2)	12,395
	Total Professional Services	1,175,128
	Real Estate Investment Trust – 8.7%

3,502	Acadia Realty Trust, (3)	99,982

1,762	AG Mortgage Investment Trust Inc.	45,583

909	Agree Realty Corporation	27,334

146	Alexander’s Inc.	44,967

2,285	American Assets Trust Inc	77,142

4,077	American Capital Mortgage Investment Corporation	108,285

283	AmREIT Inc., Class B Shares	5,380

9,962	Anworth Mortgage Asset Corporation	62,860

2,163	Apollo Commercial Real Estate Finance, Inc.	38,372

1,868	Apollo Residential Mortgage Inc.	41,582

532	Ares Commercial Real Estate Corporation	8,954

25,863	Armour Residential REIT Inc.	167,851

3,689	Ashford Hospitality Trust Inc.	47,514

3,421	Associated Estates Realty Corp.	61,133

4,451	Campus Crest Communities Inc.	60,801

6,139	CapLease Inc.	43,096

6,820	Capstead Mortgage Corporation	90,570

4,144	Cedar Shopping Centers Inc.	26,563

1,203	Chatham Lodging Trust	22,027

3,359	Chesapeake Lodging Trust	79,474

6,077	Colonial Properties Trust	141,047

4,411	Colony Financial Inc.	98,365

1,342	Coresite Realty Corporation, (3)	48,554

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)

7,040	Cousins Properties, Inc.	$76,877

4,630	Crexus Investment Corporation	60,329

9,230	CubeSmart, (3)	162,171

1,312	CyrusOne Inc.	31,475

12,094	CYS Investments Inc.	150,328

18,863	DCT Industrial Trust Inc., (3)	147,697

12,992	DiamondRock Hospitality Company	129,660

4,239	Dupont Fabros Technology Inc., (3)	106,568

3,756	Dynex Capital, Inc.	40,377

1,969	EastGroup Properties Inc., (3)	124,185

7,813	Education Realty Trust Inc.	85,865

3,236	Entertainment Properties Trust	182,963

3,792	Equity One Inc., (3)	96,658

3,244	Excel Trust Inc.	49,406

8,587	FelCor Lodging Trust Inc., (2)	51,350

7,426	First Industrial Realty Trust, Inc.	133,222

3,524	First Potomac Realty Trust	56,384

5,011	Franklin Street Properties Corporation	76,518

4,916	Geo Group Inc.	184,104

1,773	Getty Realty Corporation, (3)	37,960

1,119	Gladstone Commercial Corporation, (3)	21,418

9,640	Glimcher Realty Trust, (3)	120,886

2,973	Government Properties Income Trust	77,447

3,173	Gramercy Proprty Trust Inc	15,072

78	Gyrodyne Company of America, Inc.	5,757

6,028	Healthcare Realty Trust, Inc.	180,961

11,888	Hersha Hospitality Trust	71,090

5,428	Highwoods Properties, Inc., (3)	222,711

2,976	Hudson Pacific Properties Inc.	67,883

5,289	Inland Real Estate Corporation	59,871

9,218	Invesco Mortgage Capital Inc., (3)	197,265

6,765	Investors Real Estate Trust	65,823

5,832	iStar Financial Inc., (2), (3)	68,118

501	Javelin Mortgage Investment Corporation	10,090

5,438	Kite Realty Group Trust	35,891

6,595	LaSalle Hotel Properties	171,008

10,554	Lexington Corporate Properties Trust, (3)	135,197

2,102	LTC Properties Inc., (3)	97,743

10,345	Medical Properties Trust Inc.	166,451

2,781	Monmouth Real Estate Investment Corporation	29,590

1,692	National Health Investors Inc.	112,078

3,427	New York Mortgage Trust, Inc.	24,469

13,387	Northstar Realty Finance Corporation	133,468

7,745	Omega Healthcare Investors Inc., (3)	254,578

793	One Liberty Properties Inc.	18,191

1,828	Parkway Properties Inc.	33,324

80	Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)

4,201	Pebblebrook Hotel Trust	$114,099

3,867	Penn Real Estate Investment Trust	80,163

4,072	PennyMac Mortgage Investment Trust	102,818

2,788	Potlatch Corporation	132,012

1,260	PS Business Parks Inc.	100,548

4,832	RAIT Investment Trust	41,265

4,118	Ramco-Gershenson Properties Trust, (3)	71,941

5,464	Redwood Trust Inc.	124,688

8,605	Resource Capital Corporation	56,707

3,651	Retail Opportunity Investments Corporation	54,071

8,416	RLJ Lodging Trust	193,905

1,531	Rouse Properties Inc., (3)	29,012

2,265	Ryman Hospitalities Properties, (3)	100,702

2,561	Sabra Health Care Real Estate Investment Trust Inc.	76,369

523	Saul Centers Inc.	23,430

801	Select Income REIT	22,853

2,262	Silver Bay Realty Trust Corporation, (3)	43,167

2,099	Sovran Self Storage Inc.	143,991

2,305	Spirit Realty Capital, Incorporated	49,627

2,512	STAG Industrial Inc.	55,364

11,481	Starwood Property Trust Inc.	315,613

12,511	Strategic Hotels & Resorts Inc., (2)	100,964

3,878	Summit Hotel Properties Inc.	38,741

2,477	Sun Communities Inc., (3)	126,699

11,207	Sunstone Hotel Investors Inc., (2)	139,079

1,317	Terreno Realty Corporation	24,786

24,750	Two Harbors Investment Corporation	296,505

957	UMH Properties Inc.	10,575

821	Universal Health Realty Income Trust	44,112

1,716	Urstadt Biddle Properties Inc.	38,215

4,584	Washington Real Estate Investment Trust, (3)	130,919

1,291	Western Asset Mortgage Capital Corporation, (3)	28,918

956	Whitestone Real Estate Investment Trust, (3)	15,774

2,017	Winthrop Realty Trust, Inc.	25,636

390	ZAIS Financial Corporation, (2)	8,057
	Total Real Estate Investment Trust	8,789,238
	Real Estate Management & Development – 0.2%

683	AV Homes Inc., (2)	8,818

297	Consolidated Tomoka Land Company	11,051

2,397	Forestar Real Estate Group Inc., (2)	51,631

3,244	Kennedy-Wilson Holdings Inc.	53,948

911	Tejon Ranch Company, (2)	26,583

2,226	Thomas Properties Group, Inc.	11,330
	Total Real Estate Management & Development	163,361

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Road & Rail – 1.2%

599	AMERCO	$96,259

1,760	Arkansas Best Corporation	18,498

7,338	Avis Budget Group Inc., (2)	211,628

1,385	Celadon Group, Inc.	23,254

3,064	Genesee & Wyoming Inc., (2)	261,053

3,318	Heartland Express, Inc.	45,025

3,998	Knight Transportation Inc., (3)	62,449

1,077	Marten Transport, Ltd.	21,938

4,925	Old Dominion Frght Line, (2)	189,613

440	Patriot Transportation Holding, Inc., (2)	12,738

1,477	Quality Distribution, Inc., (2)	11,757

988	Roadrunner Transportation System Inc., (2)	22,240

1,107	Saia, Inc., (2)	45,298

5,460	Swift Transportation Company, (2)	76,549

379	Universal Truckload Services, Inc.	9,566

3,057	Werner Enterprises, Inc., (3)	70,189
	Total Road & Rail	1,178,054
	Semiconductors & Equipment – 3.2%

2,746	Advanced Energy Industriess Inc., (2)	46,627

1,188	Alpha & Omega Semiconductor Limited, (2)	8,601

417	Ambarella, Incorporated, (2)	5,713

5,121	Amkor Technology Inc., (2), (3)	21,662

5,647	Anadigics Inc., (2)	11,859

4,515	Applied Micro Circuits Corporation, (2)	33,682

2,206	ATMI Inc., (2)	47,981

7,440	Axcelis Technologies Inc., (2)	9,672

2,234	AXT Inc., (2)	6,412

4,584	Brooks Automation Inc.	44,556

1,629	Cabot Microelectronics Corporation, (2)	54,588

3,437	Cavium Networks Inc., (2), (3)	108,094

1,604	CEVA, Inc., (2)	24,477

4,458	Cirrus Logic Inc., (2)	86,084

1,685	Cohu Inc.	16,125

2,138	Cymer, Inc., (2)	223,977

2,454	Diodes Inc., (2)	49,718

1,504	DSP Group Inc., (2)	12,137

9,489	Entegris Inc., (2)	89,956

6,083	Entropic Communications Inc., (2), (3)	25,792

2,571	Exar Corporation, (2)	27,715

4,163	First Solar Inc., (2), (3)	193,829

3,430	FormFactor Inc., (2)	16,979

1,425	GSI Technology Inc., (2)	8,892

8,181	GT Advanced Technologies, Inc., (2), (3)	32,151

2,142	Hittite Microwave Corporation, (2)	120,188

1,617	Inphi Corporation, (2)	15,216

9,835	Integrated Device Technology, Inc., (2)	69,927

82	Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)

1,888	Integrated Silicon Solution, (2)	$17,313

958	Intermolecular Inc, (2)	8,344

4,783	International Rectifier Corporation, (2), (3)	101,447

8,810	Intersil Holding Corporation, Class A, (3)	68,366

1,696	IXYS Corporation	15,366

4,619	Kopin Corporation, (2)	15,289

8,155	Lattice Semiconductor Corporation, (2)	37,921

3,388	LTX-Credence Corporation, (2)	19,989

419	MA-COM Technology Solutions Holdings Incorporated, (2)	5,879

4,042	Mattson Technology, Inc., (2)	6,225

1,531	Maxlinear Inc., (2)	9,538

15,955	MEMC Electronic Materials, (2)	86,157

3,239	Micrel, Incorporated, (3)	32,584

6,141	Microsemi Corporation, (2)	127,733

2,498	Mindspeed Technologies, Inc., (2), (3)	5,720

3,632	MKS Instruments Inc.	97,592

2,110	Monolithic Power Systems, Inc., (3)	50,893

2,325	MoSys, Inc., (2)	10,509

1,623	Nanometrics Inc., (2)	22,771

1,277	NeoPhotonics Corporation, (2)	7,036

333	NVE Corporation, (2), (3)	17,672

3,620	Omnivision Technologies, Inc., (2)	48,544

1,668	PDF Solutions, Inc., (2)	28,539

437	Peregrine Semiconductor Corporation, (2)	4,221

1,608	Pericom Semiconductor Corporation, (2)	10,388

4,174	Photronics Inc., (2)	32,933

3,093	PLX Technologies Inc., (2)	14,444

1,961	Power Integrations Inc., (3)	81,205

3,043	Quicklogic Corporation, (2)	7,790

7,632	Rambus Inc., (2), (3)	53,119

19,227	RF Micro Devices, Inc., (2)	107,863

1,177	Rubicon Technology Inc., (2)	8,722

2,222	Rudolph Technologies, (2)	25,931

4,529	Semtech Corporation, (2), (3)	145,245

2,274	Sigma Designs, Inc., (2)	10,824

5,755	Silicon Image, Inc., (2)	28,372

3,334	Spansion Inc., Class A, (2)	43,309

2,092	STR Holdings Inc., (2)	4,707

2,749	SunPower Corporation, (2), (3)	37,359

712	Supertex Inc.	15,009

3,588	Tessera Technologies Inc.	73,088

11,649	TriQuint Semiconductor, Inc., (2)	68,030

1,926	Ultra Clean Holdings, Inc., (2)	12,057

1,811	Ultratech Stepper Inc., (2)	53,370

2,686	Veeco Instruments Inc., (2)	102,256

1,754	Volterra Semiconductor Corporation, (2)	22,820
	Total Semiconductors & Equipment	3,217,099

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Software – 3.3%

3,837	Accelrys, Inc., (2)	$37,794

2,748	ACI Worldwide, Inc., (2)	129,183

3,406	Actuate Corporation, (2)	20,913

2,181	Advent Software Inc., (2)	63,336

1,620	American Software, Inc.	13,462

6,468	Aspen Technology Inc., (2)	197,145

553	AVG Technologies NV, (2), (3)	9,025

3,121	Blackbaud, Inc.	91,477

2,513	Bottomline Technologies, Inc., (2)	65,841

1,900	Broadsoft Inc., (2), (3)	48,564

2,574	Callidus Software, Inc., (2), (3)	11,042

3,088	CommVault Systems, Inc., (2)	227,092

1,514	Comverse Incorporated, (2)	40,166

491	Digimarc Corporation	10,773

1,954	Ebix, Inc., (3)	36,364

1,739	Ellie Mae Incorporated, (2)	45,249

506	Envivio, Incorporated, (2)	810

2,179	EPIQ Systems, Inc.	30,441

274	ePlus, Inc.	12,462

432	Exa Corporation, (2)	3,223

2,370	Fair Isaac Corporation, (3)	110,395

2,188	Falconstore Software, Inc., (2)	3,610

621	Fleetmatics Group Limited, (2)	14,575

3,737	Glu Mobile, Inc., (2), (3)	11,510

988	Guidance Software, Inc., (2)	10,394

1,414	Guidewire Software Incorporated, (2)	56,673

673	Imperva Incorporated, (2)	26,234

536	Infoblox, Incorporated, (2)	11,851

1,015	Interactive Intelligence Group, (2)	42,051

1,119	Jive Software Inc., (2)	15,207

1,404	Manhattan Associates Inc., (2), (3)	98,575

6,438	Mentor Graphics Corporation, (3)	117,558

588	Microstrategy Inc., (2)	53,032

2,528	Monotype Imaging Holdings Inc.	58,624

2,539	NetScout Systems, Inc., (2)	57,915

8,265	Parametric Technology Corporation, (2)	198,443

1,188	Pegasystems, Inc., (3)	30,068

4,344	Progress Software Corporation, (2), (3)	98,044

437	Proofpoint, Incorporated, (2)	8,006

1,510	PROS Holdings, Inc., (2)	39,139

422	QAD Inc A	5,098

5,901	QLIK Technologies Inc., (2)	153,485

602	Qualys Incorporated, (2)	6,622

2,478	RealPage Inc., (2), (3)	50,551

739	Rosetta Stone Inc., (2)	12,511

944	Sapiens International Corporation NV, (3)	5,466

84	Nuveen Investments

Shares	Description (1)	Value
	Software (continued)

1,975	SeaChange International, Inc., (2)	$21,449

2,043	Sourcefire Inc., (2)	97,574

2,342	SS&C Technologies Holdings Inc., (2)	71,876

1,911	Synchronoss Technologies, Inc., (2), (3)	54,158

5,405	Take-Two Interactive Software, Inc., (2)	82,480

2,062	Tangoe Inc., (2)	26,517

1,148	TeleNav Inc., (2)	6,016

8,620	TiVo, Inc., (2), (3)	101,026

2,081	Tyler Technologies Inc., (2)	131,602

1,978	Ultimate Software Group, Inc., (2), (3)	191,055

1,948	Vasco Data Security International, Inc., (2)	16,577

2,696	Verint Systems Inc., (2)	89,076

2,901	VirnetX Holding Corporation, (2), (3)	59,238

2,573	Websense Inc., (2)	45,902
	Total Software	3,384,545
	Specialty Retail – 3.2%

5,617	Aeropostale, Inc., (2), (3)	82,345

550	America’s Car-Mart, Inc., (2)	25,449

3,373	Ann Inc., (2)	99,638

1,925	Asbury Automotive Group, Inc., (2)	77,173

1,959	Barnes & Noble Inc., (2), (3)	35,517

2,553	bebe stores, inc.	14,450

1,333	Big 5 Sporting Goods Corporation	22,394

1,118	Body Central Corporation, (2)	11,381

2,962	Brown Shoe Inc.	50,087

1,917	Buckle Inc., (3)	93,070

3,225	Cabela’s Incorporated, (2), (3)	207,045

1,896	Cato Corporation	45,523

1,677	Childrens Place Retail Stores Inc., (2)	82,039

1,031	Citi Trends, Inc., (2)	12,135

1,167	Conn’s, Inc., (2)	50,543

924	Destination Maternity Corporation	21,945

3,216	Destination XL Group Inc., (2)	16,016

6,184	Express Inc., (2)	112,611

3,513	Finish Line, Inc.	68,117

764	Five Below, Incorporated, (2), (3)	27,496

2,405	Francescas Holdings Corporation, (2), (3)	68,687

1,692	Genesco Inc., (2)	104,143

1,584	Group 1 Automotive Inc., (3)	95,800

1,327	Haverty Furniture Companies Inc.	31,556

1,083	Hhgregg Inc., (2)	14,631

1,824	Hibbett Sporting Goods, Inc., (2), (3)	100,046

2,915	Hot Topic, Inc., (3)	40,664

1,924	Joseph A Bank Clothiers, Inc., (2), (3)	84,040

1,077	Kirkland’s, Inc., (2)	12,989

1,498	Lithia Motors Inc.	74,181

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Specialty Retail (continued)

1,904	Lumber Liquidators Inc., (2), (3)	$156,052

1,492	Marinemax Inc., (2)	17,292

761	Mattress Firm Holding Corporation, (2), (3)	29,162

3,519	Mens Wearhouse Inc.	117,887

2,135	Monro Muffler Brake, Inc., (3)	88,304

1,894	New York & Company Inc., (2)	8,447

19,620	Office Depot, Inc., (2), (3)	75,733

5,985	OfficeMax Inc., (3)	68,887

124	Orchard Supply Hardware Stores Corporation, (2), (3)	246

2,934	Penske Auto Group, Inc.	90,719

3,653	Pep Boys – Manny, Moe & Jack, (2)	42,375

350	Perfumania Holdings, Inc., (2)	2,181

6,714	Pier 1 Imports, Inc., (3)	155,832

6,873	RadioShack Corporation, (3)	21,787

4,107	Rent-A-Center Inc., (3)	143,458

381	Restoration Hardware Holdings Incorporated, (2), (3)	14,840

1,071	rue21, Inc., (2)	34,165

3,922	Select Comfort Corporation, (2), (3)	83,225

987	Shoe Carnival, Inc.	20,559

2,951	Sonic Automotive Inc.	64,892

2,119	Stage Stores Inc.	58,675

1,888	Stein Mart, Inc.	14,934

763	Systemax Inc.	6,989

635	Tilly’s Inc, Class A Shares, (2)	9,169

2,036	Vitamin Shoppe Inc., (2), (3)	100,069

1,049	West Marine, Inc., (2)	12,410

6,252	Wet Seal Inc., (2)	20,382

142	Winmark Corporation	8,786

1,514	Zumiez, Inc., (2)	43,861
	Total Specialty Retail	3,293,029
	Textiles, Apparel & Luxury Goods – 1.3%

579	Cherokee Inc.	7,544

847	Columbia Sportswear Company, (3)	49,634

6,216	Crocs, Inc., (2)	99,580

603	Culp Inc.	9,793

488	Delta Apparel Inc., (2)	6,529

8,284	Fifth & Pacific Companies Inc., (2)	170,816

1,148	G III Apparel Group, Limited, (2), (3)	46,678

4,480	Iconix Brand Group, Inc., (2)	128,352

5,677	Jones Apparel Group Inc., (3)	79,478

1,826	K Swiss, Inc.	8,655

1,627	Maidenform Brands Inc., (2)	29,286

1,216	Movado Group Inc.	36,772

968	Oxford Industries Inc., (3)	57,238

819	Perry Ellis International, Inc.	14,390

9,023	Quiksilver Inc., (2)	60,725

86	Nuveen Investments

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods (continued)

605	R.G. Barry Corporation	$8,343

2,617	Skechers USA Inc., (2)	54,381

2,714	Steven Madden Limited, (2)	131,982

1,783	True Religion Apparel, Inc.	48,248

1,491	Tumi Holdings Inc., (2)	34,338

972	Unifi Inc., (2)	18,954

1,393	Vera Bradley Inc., (2), (3)	31,788

3,363	Wolverine World Wide Inc., (3)	160,651
	Total Textiles, Apparel & Luxury Goods	1,294,155
	Thrifts & Mortgage Finance – 1.6%

6,022	Astoria Financial Corporation, (3)	57,751

3,203	Bank Mutual Corporation	16,592

1,457	BankFinancial Corporation	11,496

2,137	Beneficial Mutual Bancorp Inc., (2)	18,271

1,706	Berkshire Hills Bancorp, Inc., (3)	44,117

768	BofI Holdings, Inc., (2)	31,319

4,841	Brookline Bancorp, Inc.	40,664

738	Cape Bancorp Inc.	6,649

497	Charter Financial Corporation	5,054

550	Clifton Savings Bancorp, Inc.	6,606

2,173	Dime Community Bancshares, Inc.	31,009

8,881	Doral Financial Group, (2)	6,689

801	ESB Financial Corporation, (3)	11,214

656	ESSA Bancorp Inc.	7,065

1,458	Everbank Financial Corporation, (3)	23,328

687	Federal Agricultural Mortgage Corporation	21,833

672	First Defiance Financial Corporation	15,214

226	First Federal Bancshares of Arkansas, Inc., (2)	2,190

1,107	First Financial Northwest Inc., (2)	8,967

734	First Pactrust Bancorp, Inc.	8,338

2,137	Flushing Financial Corporation, (3)	32,440

879	Fox Chase Bancorp.	14,864

803	Franklin Financial Corporation	14,599

567	Heritage Financial Group	8,386

83	Hingham Institution for Savings	5,645

447	Home Bancorp Inc., (2), (3)	8,091

1,024	Home Federal Bancorp, Inc.	12,472

3,659	Home Loan Servicing Solutions Limited	82,876

603	HomeStreet Inc.	12,965

592	Kaiser Federal Financial Group Inc.	8,880

783	Kearny Financial Corporation	7,713

509	Meridian Interstate Bancorp, Inc., (2), (3)	9,310

21,772	MGIC Investment Corporation, (2), (3)	117,569

289	NASB Financial, Inc., (2)	6,589

1,325	Nationstar Mortgage Holdings, Incorporated, (2), (3)	48,720

1,426	Northfield Bancorp Inc.	16,770

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Thrifts & Mortgage Finance (continued)

6,746	Northwest Bancshares Inc.	$82,639

994	OceanFirst Financial Corporation	14,125

7,429	Ocwen Financial Corporation, (2), (3)	271,753

3,142	Oritani Financial Corporation	48,607

398	Peoples Federal Bancshares, Inc.	7,427

672	Provident Financial Holdings, Inc.	10,886

3,885	Provident Financial Services Inc.	59,557

2,732	Provident New York Bancorp., (3)	24,697

11,941	Radian Group Inc., (3)	142,695

1,976	Rockville Financial Inc.	25,688

506	Roma Financial Corporation	8,612

691	SI Financial Group, Inc.	8,016

710	Territorial Bancorp Inc.	16,600

417	Tree.com Inc.	8,536

6,475	TrustCo Bank Corporation NY	34,706

1,379	United Financial Bancorp.	20,423

2,330	ViewPoint Financial Group	43,385

786	Walker & Dunlop Inc., (2)	13,999

505	Waterstone Financial Inc., (2)	4,035

1,623	Westfield Financial Inc.	12,221

526	WSFS Financial Corporation	25,742
	Total Thrifts & Mortgage Finance	1,666,604
	Tobacco – 0.2%

6,039	Alliance One International, Inc., (2)	22,646

1,507	Universal Corporation, (3)	86,728

3,414	Vector Group Ltd.	55,682
	Total Tobacco	165,056
	Trading Companies & Distributors – 0.9%

1,854	Aceto Corporation	19,282

4,061	Aircastle LTD	56,692

2,917	Applied Industrial Technologies Inc.	123,243

3,240	Beacon Roofing Supply Company, (2), (3)	123,541

2,937	Bluelinx Holdings Inc., (2)	8,547

1,003	CAI International Inc., (2)	25,566

608	DXP Enterprises, Inc., (2)	40,663

1,035	Edgen Group Incorporated, (2)	7,090

1,984	H&E Equipment Services, Inc.	40,394

1,233	Houston Wire & Cable Company	16,793

1,825	Kaman Corporation	61,667

2,299	Rush Enterprises, Class A, (2)	52,624

2,019	TAL International Group Inc., (3)	83,587

956	Textainer Group Holdings Limited, (3)	36,969

1,168	Titan Machinery, Inc., (2)	26,350

2,032	Watsco Inc.	171,460

376	Willis Lease Finance Corporation, (2)	5,335
	Total Trading Companies & Distributors	899,803

88	Nuveen Investments

Shares	Description (1)	Value
	Transportation Infrastructure – 0.0%

1,218	Wesco Aircraft Holdings Inc., (2)	$20,109
	Water Utilities – 0.2%

1,182	American States Water Co	65,577

516	Artesian Resources Corporation	12,162

897	Cadiz, Inc., (2)	5,283

2,683	California Water Service Group	53,794

746	Connecticut Water Service, Inc.	21,246

1,007	Consolidated Water Company, Limited	10,040

1,085	Middlesex Water Company	21,277

972	SJW Corporation	24,650

886	York Water Company	16,613
	Total Water Utilities	230,642
	Wireless Telecommunication Services – 0.1%

1,092	Boingo Wireless Inc., (2)	6,800

3,723	Leap Wireless International, Inc., (2), (3)	21,293

1,026	NTELOS Holdings Corporation	15,100

1,648	Shenandoah Telecommunications Company	27,011

1,530	USA Mobility Inc.	20,762
	Total Wireless Telecommunication Services	90,966
	Total Common Stocks (cost $68,472,417)	92,598,300

Shares	Description (1), (9)	Value
	EXCHANGE-TRADED FUNDS – 0.0%

591	Firsthand Technology Value Fund, Incorporated, (2)	$10,992
	Total Exchange-Traded Funds (cost $10,630)	10,992

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%

692	Clinical Data, Inc., (4)	$—

1,493	Gerber Scientific, (4)	—

801	Greene County Bankshares, Inc., (4)	—

4,270	Invedus Pharmaceuticals Inc., (4)	—
	Total Common Stock Rights (cost $0)	—

Shares	Description (1)	Value
	WARRANTS – 0.0%

644	Magnum Hunter Resources Corporation Warrants	$90
	Total Warrants (cost $0)	90

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 27.3%

	Money Market Funds – 27.3%

27,697,470	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (5), (6)	$27,697,470
	Total Investments Purchased with Collateral from Securities Lending (cost $27,697,470)	27,697,470

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen Small Cap Index Fund (continued)

April 30, 2013

Shares/ Pincipal Amount (000)	Description (1)	Coupon	Maturity	Ratings (7)	Value
	SHORT-TERM INVESTMENTS – 9.0%

	Money Market Funds – 8.4%

8,572,986	First American Treasury Obligations Fund, Class Z, (5)	0.000%	N/A	N/A	$8,572,986
	U.S. Government and Agency Obligations – 0.6%

$600	U.S. Treasury Bills, (8)	0.000%	8/22/13	N/R	599,896
	Total Short-Term Investments (cost $9,172,746)				9,172,882
	Total Investments (cost $105,353,263) – 127.5%				129,479,734
	Other Assets Less Liabilities – (27.5)%				(27,921,746)
	Net Assets – 100%				$101,557,988

Investments in Derivatives as of April 30, 2013

Futures Contracts oustanding:

Type	Contract Postion	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Long	93	6/13	$8,789,430	$79,664

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $26,566,601.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements Footnote 1 –General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(7)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/ are not rated by any of these national rating agencies.

(8)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(9)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained from the Securities and Exchange Commission on its website at http://www.sec.gov.

N/A	Not applicable.

N/R	Not rated.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

90	Nuveen Investments

Statement of Assets & Liabilities (Unaudited)

April 30, 2013

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Investments, at value (cost $367,984,811, $404,262,262 and $77,655,793, respectively)	$777,205,152	$517,724,609	101,782,264
Investments purchased with collateral from securities lending (at cost, which approximates value)	78,793,025	120,542,433	27,697,470
Cash	70,004	354,087	64,389
Receivables:
Dividends	698,936	429,325	35,665
Due from broker	9,942	20,429	21,431
Investments sold	209,392	5,389,191	87,104
Reclaims	—	—	52
Shares sold	1,430,065	1,340,094	301,232
Variation margin on futures contracts	21,926	454,863	54,150
Other assets	13,490	6,381	102
Total assets	858,451,932	646,261,412	130,043,859
Liabilities
Payables:
Collateral from securities lending program	78,793,025	120,542,433	27,697,470
Investments purchased	—	25,289,374	261,167
Shares redeemed	3,460,488	1,739,720	392,125
Variation margin on futures contracts	—	—	107
Accrued expenses:
Directors fees	16,478	8,370	687
Management fees	51,465	108,343	233
12b-1 distribution and service fees	60,373	94,563	18,666
Other	153,112	138,164	115,416
Total liabilities	82,534,941	147,920,967	28,485,871
Net assets	$775,916,991	$498,340,445	$101,557,988
Class A Shares
Net assets	$165,981,427	$145,331,888	$32,428,495
Shares outstanding	6,732,204	9,264,444	2,520,151
Net asset value and offering price per share	$24.65	$15.69	$12.87
Class B Shares
Net assets	$2,200,531	N/A	N/A
Shares outstanding	90,874	N/A	N/A
Net asset value and offering price per share	$24.22	N/A	N/A
Class C Shares
Net assets	$9,215,654	$7,794,344	$1,715,721
Shares outstanding	377,670	513,413	139,214
Net asset value and offering price per share	$24.40	$15.18	$12.32
Class R3 Shares
Net assets	$45,453,474	$151,299,344	$27,464,042
Shares outstanding	1,847,572	9,755,483	2,186,342
Net asset value and offering price per share	$24.60	$15.51	$12.56
Class I Shares
Net assets	$553,065,905	$193,914,869	$39,949,730
Shares outstanding	22,439,287	12,332,499	3,099,373
Net asset value and offering price per share	$24.65	$15.72	$12.89
Net assets consist of:
Capital paid-in	$352,148,163	$371,974,918	$75,348,730
Undistributed (Over-distribution of) net investment income	1,737,395	1,662,632	540,341
Accumulated net realized gain (loss)	12,626,535	10,453,038	1,462,782
Net unrealized appreciation (depreciation)	409,404,898	114,249,857	24,206,135
Net assets	$775,916,991	$498,340,445	$101,557,988
Authorized shares - per class	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A	– Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of Operations (Unaudited)

Six Months Ended April 30, 2013

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income	$8,708,839	$3,862,033	$947,945
Securities lending income, net	63,043	122,367	110,597
Total investment income	8,771,882	3,984,400	1,058,542
Expenses
Management fees	1,032,976	701,941	153,968
12b-1 service fees – Class A	190,189	151,694	37,296
12b-1 distribution and service fees – Class B	11,854	N/A	N/A
12b-1 distribution and service fees – Class C	42,130	30,732	7,266
12b-1 distribution and service fees – Class R3	92,932	324,279	58,275
Shareholder servicing agent fees and expenses	447,200	223,248	47,817
Custodian fees and expenses	77,168	47,820	71,461
Directors fees and expenses	8,809	5,321	1,251
Professional fees	12,437	8,273	6,402
Shareholder reporting expenses	39,203	39,178	4,287
Federal and state registration fees	36,313	37,752	25,032
Other expenses	28,039	25,833	58,279
Total expenses before fee waiver/expense reimbursement	2,019,250	1,596,071	471,334
Fee waiver/expense reimbursement	(302,151)	(25,852)	(110,225)
Net expenses	1,717,099	1,570,219	361,109
Net investment income (loss)	7,054,783	2,414,181	697,433
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	23,666,081	6,861,709	835,904
Futures contracts	2,851,524	4,169,926	641,177
Change in net unrealized appreciation (depreciation) of:
Investments	65,547,287	60,649,328	11,084,410
Futures contracts	599,860	1,537,635	332,929
Net realized and unrealized gain (loss)	92,664,752	73,218,598	12,894,420
Net increase (decrease) in net assets from operations	$99,719,535	$75,632,779	$13,591,853
N/A	– Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

92	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Equity Index		Mid Cap Index		Small Cap Index
	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$7,054,783	$12,942,590	$2,414,181	$2,526,147	$697,433	$600,158
Net realized gain (loss) from:
Investments	23,666,081	16,407,263	6,861,709	11,219,823	835,904	3,352,368
Futures contracts	2,851,524	4,945,104	4,169,926	4,173,352	641,177	1,249,190
Change in net unrealized appreciation (depreciation) of:
Investments	65,547,287	68,394,043	60,649,328	20,950,190	11,084,410	3,790,158
Futures contracts	599,860	(1,675,496)	1,537,635	(2,256,395)	332,929	(681,440)
Net increase (decrease) in net assets from operations	99,719,535	101,013,504	75,632,779	36,613,117	13,591,853	8,310,434
Distributions to Shareholders
From net investment income:
Class A	(1,308,140)	(2,153,086)	(790,895)	(147,244)	(217,739)	(58,683)
Class B	(11,732)	(28,382)	N/A	N/A	N/A	N/A
Class C	(41,090)	(71,530)	—	—	—	—
Class R3	(273,306)	(344,372)	(568,168)	—	(103,961)	(3,152)
Class I	(5,352,007)	(10,616,129)	(1,643,928)	(846,639)	(328,680)	(200,814)
From accumulated net realized gains:
Class A	(3,515,075)	(8,608,834)	(3,562,725)	(2,675,890)	(1,103,621)	—
Class B	(60,618)	(285,612)	N/A	N/A	N/A	N/A
Class C	(199,974)	(609,468)	(186,176)	(124,428)	(50,808)	—
Class R3	(810,497)	(1,132,075)	(3,920,755)	(2,645,479)	(813,668)	—
Class I	(13,293,563)	(42,337,058)	(5,623,073)	(6,112,513)	(1,276,552)	—
Decrease in net assets from distributions to shareholders	(24,866,002)	(66,186,546)	(16,295,720)	(12,552,193)	(3,895,029)	(262,649)
Fund Share Transactions
Proceeds from sale of shares	65,987,870	134,469,795	96,789,483	159,926,037	21,916,186	31,082,624
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,609,826	49,279,398	13,377,172	9,375,784	3,120,918	162,716
	85,597,696	183,749,193	110,166,655	169,301,821	25,037,104	31,245,340
Cost of shares redeemed	(128,803,973)	(217,214,717)	(63,082,362)	(108,835,689)	(16,993,364)	(28,170,780)
Net increase (decrease) in net assets from Fund share transactions	(43,206,277)	(33,465,524)	47,084,293	60,466,132	8,043,740	3,074,560
Net increase (decrease) in net assets	31,647,256	1,361,434	106,421,352	84,527,056	17,740,564	11,122,345
Net assets at the beginning of period	744,269,735	742,908,301	391,919,093	307,392,037	83,817,424	72,695,079
Net assets at the end of period	$775,916,991	$744,269,735	$498,340,445	$391,919,093	$101,557,988	$83,817,424
Undistributed (Over-distribution of) net investment income at the end of period	$1,737,395	$1,668,887	$1,662,632	$2,251,442	$540,341	$493,288
N/A	– Mid Cap Index and Small Cap Index do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/92)
2013(d)	$22.35	$.20	$2.85	$3.05	$(.20)	$(.55)	$(.75)	$24.65
2012	21.44	.34	2.48	2.82	(.35)	(1.56)	(1.91)	22.35
2011	21.51	.30	1.26	1.56	(.26)	(1.37)	(1.63)	21.44
2010	18.86	.29	2.70	2.99	(.30)	(.04)	(.34)	21.51
2009	17.61	.34	1.27	1.61	(.36)	—	(.36)	18.86
2008	28.67	.42	(10.57)	(10.15)	(.38)	(.53)	(.91)	17.61
Class B (8/94)
2013(d)	21.97	.11	2.80	2.91	(.11)	(.55)	(.66)	24.22
2012	21.10	.18	2.43	2.61	(.18)	(1.56)	(1.74)	21.97
2011	21.19	.14	1.24	1.38	(.10)	(1.37)	(1.47)	21.10
2010	18.58	.13	2.66	2.79	(.14)	(.04)	(.18)	21.19
2009	17.35	.22	1.25	1.47	(.24)	—	(.24)	18.58
2008	28.27	.24	(10.42)	(10.18)	(.21)	(.53)	(.74)	17.35
Class C (2/99)
2013(d)	22.13	.11	2.82	2.93	(.11)	(.55)	(.66)	24.40
2012	21.24	.17	2.46	2.63	(.18)	(1.56)	(1.74)	22.13
2011	21.32	.13	1.26	1.39	(.10)	(1.37)	(1.47)	21.24
2010	18.70	.13	2.67	2.80	(.14)	(.04)	(.18)	21.32
2009	17.46	.21	1.26	1.47	(.23)	—	(.23)	18.70
2008	28.45	.24	(10.48)	(10.24)	(.22)	(.53)	(.75)	17.46
Class R3 (9/01)
2013(d)	22.31	.16	2.85	3.01	(.17)	(.55)	(.72)	24.60
2012	21.40	.28	2.48	2.76	(.29)	(1.56)	(1.85)	22.31
2011	21.47	.25	1.26	1.51	(.21)	(1.37)	(1.58)	21.40
2010	18.83	.23	2.70	2.93	(.25)	(.04)	(.29)	21.47
2009	17.58	.29	1.28	1.57	(.32)	—	(.32)	18.83
2008	28.63	.35	(10.54)	(10.19)	(.33)	(.53)	(.86)	17.58
Class I (2/94)
2013(d)	22.35	.23	2.85	3.08	(.23)	(.55)	(.78)	24.65
2012	21.43	.39	2.49	2.88	(.40)	(1.56)	(1.96)	22.35
2011	21.50	.36	1.26	1.62	(.32)	(1.37)	(1.69)	21.43
2010	18.86	.34	2.69	3.03	(.35)	(.04)	(.39)	21.50
2009	17.61	.38	1.27	1.65	(.40)	—	(.40)	18.86
2008	28.66	.48	(10.56)	(10.08)	(.44)	(.53)	(.97)	17.61

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

14.04%	$165,981	.70	%*	1.63	%*	.62	%*	1.71	%*	1%
14.51	143,664	.69		1.49		.62		1.56		1
7.41	119,172	.70		1.29		.62		1.37		2
15.94	119,761	.79		1.23		.61		1.41		4
9.51	115,213	.79		1.86		.62		2.03		10
(36.35)	114,654	.78		1.58		.62		1.74		4

13.62	2,201	1.45	*	.94	*	1.37	*	1.01	*	1
13.69	2,611	1.44		.76		1.37		.84		1
6.60	4,227	1.45		.55		1.37		.63		2
15.07	7,351	1.54		.49		1.36		.67		4
8.69	9,822	1.54		1.16		1.37		1.33		10
(36.82)	12,856	1.53		.83		1.37		.99		4

13.61	9,216	1.45	*	.88	*	1.37	*	.96	*	1
13.70	8,095	1.44		.75		1.37		.82		1
6.61	8,261	1.45		.55		1.37		.62		2
15.05	8,651	1.54		.48		1.36		.66		4
8.69	8,661	1.54		1.14		1.37		1.31		10
(36.83)	9,784	1.53		.83		1.37		.99		4

13.88	45,453	.96	*	1.34	*	.87	*	1.43	*	1
14.26	33,685	.94		1.22		.87		1.28		1
7.15	14,218	.95		1.06		.87		1.13		2
15.63	12,979	1.04		.97		.86		1.15		4
9.27	10,915	1.04		1.56		.87		1.73		10
(36.51)	9,463	1.03		1.33		.87		1.49		4

14.18	553,066	.45	*	1.91	*	.37	*	1.99	*	1
14.85	556,215	.44		1.75		.37		1.82		1
7.68	597,030	.45		1.55		.37		1.63		2
16.18	749,210	.54		1.48		.36		1.66		4
9.78	827,145	.54		2.14		.37		2.31		10
(36.18)	954,582	.53		1.83		.37		1.99		4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (11/99)
2013(d)	$13.76	$.08	$2.41	$2.49	$(.10)	$(.46)	$(.56)	$15.69
2012	12.87	.09	1.31	1.40	(.03)	(.48)	(.51)	13.76
2011	11.98	.05	.92	.97	(.08)	—	(.08)	12.87
2010	9.52	.09	2.45	2.54	(.08)	—	(.08)	11.98
2009	8.83	.09	1.27	1.36	(.07)	(.60)	(.67)	9.52
2008	15.69	.13	(5.30)	(5.17)	(.10)	(1.59)	(1.69)	8.83
Class C (9/01)
2013(d)	13.28	.02	2.34	2.36	—	(.46)	(.46)	15.18
2012	12.51	(.01)	1.26	1.25	—	(.48)	(.48)	13.28
2011	11.67	(.05)	.89	.84	—	—	—	12.51
2010	9.28	.01	2.39	2.40	(.01)	—	(.01)	11.67
2009	8.64	.04	1.23	1.27	(.03)	(.60)	(.63)	9.28
2008	15.41	.04	(5.19)	(5.15)	(.03)	(1.59)	(1.62)	8.64
Class R3 (11/00)
2013(d)	13.59	.06	2.38	2.44	(.06)	(.46)	(.52)	15.51
2012	12.73	.06	1.28	1.34	—	(.48)	(.48)	13.59
2011	11.86	.01	.92	.93	(.06)	—	(.06)	12.73
2010	9.43	.06	2.43	2.49	(.06)	—	(.06)	11.86
2009	8.76	.07	1.26	1.33	(.06)	(.60)	(.66)	9.43
2008	15.60	.10	(5.27)	(5.17)	(.08)	(1.59)	(1.67)	8.76
Class I (11/99)
2013(d)	13.81	.10	2.40	2.50	(.13)	(.46)	(.59)	15.72
2012	12.92	.12	1.32	1.44	(.07)	(.48)	(.55)	13.81
2011	12.03	.08	.91	.99	(.10)	—	(.10)	12.92
2010	9.55	.12	2.46	2.58	(.10)	—	(.10)	12.03
2009	8.84	.12	1.27	1.39	(.08)	(.60)	(.68)	9.55
2008	15.70	.17	(5.31)	(5.14)	(.13)	(1.59)	(1.72)	8.84

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

18.76%	$145,332	.75	%*	1.06	%*	.73	%*	1.07	%*	3%
11.48	104,467	.80		.61		.74		.67		7
8.07	68,856	.79		.32		.75		.36		23
26.79	36,499	.86		.70		.74		.82		8
17.53	22,766	.92		.98		.75		1.15		18
(36.46)	11,374	.84		.94		.74		1.04		15

18.34	7,794	1.50	*	.30	*	1.48	*	.32	*	3
10.60	5,290	1.55		(.13)		1.49		(.07)		7
7.20	3,302	1.53		(.42)		1.50		(.39)		23
25.86	3,100	1.61		(.05)		1.49		.07		8
16.68	2,766	1.67		.31		1.50		.48		18
(36.91)	3,101	1.58		.20		1.48		.30		15

18.62	151,299	1.00	*	.82	*	.98	*	.83	*	3
11.14	113,834	1.05		.36		.99		.42		7
7.83	65,060	1.04		.07		1.00		.11		23
26.48	26,458	1.11		.44		.99		.56		8
17.29	12,212	1.17		.72		1.00		.89		18
(36.66)	8,157	1.10		.70		1.00		.80		15

18.84	193,915	.50	*	1.33	*	.48	*	1.34	*	3
11.80	168,328	.55		.87		.49		.93		7
8.23	170,174	.53		.59		.50		.63		23
27.13	202,542	.61		.95		.49		1.07		8
17.92	163,432	.67		1.30		.50		1.47		18
(36.31)	177,038	.59		1.19		.49		1.29		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP INDEX
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/98)
2013(d)	$11.59	$.09	$1.72	$1.81	$(.08)	$(.45)	$(.53)	$12.87
2012	10.43	.08	1.11	1.19	(.03)	—	(.03)	11.59
2011	9.89	.05	.55	.60	(.06)	—	(.06)	10.43
2010	7.90	.05	1.99	2.04	(.05)	—	(.05)	9.89
2009	8.91	.06	.27	.33	(.07)	(1.27)	(1.34)	7.90
2008	15.37	.13	(4.88)	(4.75)	(.10)	(1.61)	(1.71)	8.91
Class C (9/01)
2013(d)	11.08	.04	1.65	1.69	—	(.45)	(.45)	12.32
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(.03)	.53	.50	—	—	—	10.02
2010	7.62	(.02)	1.92	1.90	—	—	—	9.52
2009	8.66	.01	.26	.27	(.04)	(1.27)	(1.31)	7.62
2008	15.02	.04	(4.76)	(4.72)	(.03)	(1.61)	(1.64)	8.66
Class R3 (12/98)
2013(d)	11.31	.07	1.69	1.76	(.06)	(.45)	(.51)	12.56
2012	10.18	.05	1.08	1.13	—	—	—	11.31
2011	9.66	.03	.53	.56	(.04)	—	(.04)	10.18
2010	7.73	.03	1.94	1.97	(.04)	—	(.04)	9.66
2009	8.76	.04	.26	.30	(.06)	(1.27)	(1.33)	7.73
2008	15.16	.10	(4.81)	(4.71)	(.08)	(1.61)	(1.69)	8.76
Class I (12/98)
2013(d)	11.63	.11	1.71	1.82	(.11)	(.45)	(.56)	12.89
2012	10.46	.11	1.12	1.23	(.06)	—	(.06)	11.63
2011	9.91	.08	.55	.63	(.08)	—	(.08)	10.46
2010	7.91	.07	2.00	2.07	(.07)	—	(.07)	9.91
2009	8.92	.09	.25	.34	(.08)	(1.27)	(1.35)	7.91
2008	15.37	.16	(4.88)	(4.72)	(.12)	(1.61)	(1.73)	8.92

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

16.35%	$32,428	1.06	%*	1.31%*	.82	%*	1.55	%*	2%
11.44	28,640	1.27		.28	.83		.72		20
6.03	19,406	1.17		.15	.83		.50		14
25.91	12,667	1.49		(.15)	.79		.55		12
6.34	8,591	1.66		.03	.82		.87		22
(34.15)	6,043	1.31		.60	.82		1.09		19

15.85	1,716	1.82	*	.47 *	1.57	*	.71	*	2
10.58	1,246	2.00		(.46)	1.58		(.03)		20
5.25	1,330	1.90		(.58)	1.58		(.26)		14
24.93	1,645	2.24		(.90)	1.54		(.20)		12
5.60	1,380	2.41		(.67)	1.57		.17		22
(34.67)	1,531	2.06		(.15)	1.57		.34		19

16.19	27,464	1.32	*	.98 *	1.07	*	1.23	*	2
11.13	20,198	1.52		.02	1.08		.47		20
5.79	11,824	1.44		(.12)	1.08		.24		14
25.55	4,795	1.74		(.40)	1.04		.30		12
6.08	2,512	1.91		(.29)	1.07		.55		22
(34.33)	1,121	1.57		.38	1.08		.87		19

16.41	39,950	.82	*	1.53 *	.57	*	1.77	*	2
11.79	33,733	1.00		.55	.58		.97		20
6.33	40,135	.90		.42	.58		.75		14
26.22	47,179	1.24		.10	.54		.80		12
6.50	43,179	1.41		.35	.57		1.19		22
(33.95)	54,932	1.06		.84	.57		1.33		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index (S&P 500 Index). Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400 Index). Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index (Russell 2000 Index).

Under normal market conditions, each Fund generally invests at least 90% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Exchange Traded Funds in which the Funds may invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. These investment vehicles are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a

100	Nuveen Investments

pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Mid Cap Index and Small Cap Index and quarterly for Equity Index. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Mid Cap Index and Small Cap Index receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value per share with no up-front sales charge. Equity Index will issue Class B shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2013, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. Index futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities.

The average notional amount of futures contracts outstanding during the six months ended April 30, 2013, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average national amount of futures contracts outstanding*	17,226,506	28,454,268	7,024,475
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

102	Nuveen Investments

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended April 30, 2013, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$6,986	$19,442	$19,937

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$767,216,926	$—	$—	$767,216,926
Warrants	161,608	—	—	161,608
Investments Purchased with Collateral from Securities Lending	78,793,025	—	—	78,793,025
Short-Term Investments:
Money Market Funds	6,827,137	—	—	6,827,137
U.S. Government and Agency Obligations	—	2,999,481	—	2,999,481
Derivatives:
Futures Contracts**	184,557	—	—	184,557
Total	$853,183,253	$2,999,481	$—	$856,182,734
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

Mid Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$468,601,662	$—	$—		$468,601,662
Investments Purchased with Collateral from Securities Lending	120,542,433	—	—		120,542,433
Short-Term Investments:
Money Market Funds	47,123,293	—	—		47,123,293
U.S. Government & Agency Obligations	—	1,999,654	—		1,999,654
Derivatives:
Futures Contracts**	787,510	—	—		787,510
Total	$637,054,898	$1,999,654	$—		$639,054,552

Small Cap Index	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$92,598,300	$—	$—		$92,598,300
Exchange-Traded Funds	10,992	—	—		10,992
Common Stock Rights	—	—	—	***	—
Warrants	90	—	—		90
Investments Purchased with Collateral from Securities Lending	27,697,470	—	—		27,697,470
Short-Term Investments:
Money Market Funds	8,572,986	—	—		8,572,986
U.S. Government & Agency Obligations	—	599,896	—		599,896
Derivatives:
Futures Contracts**	79,664	—	—		79,664
Total	$128,959,502	$599,896	$—		$129,559,398
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Level 3 securities have a market value of zero. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

104	Nuveen Investments

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2013, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Equity Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$184,557	Payable for variation margin on futures contracts*	$—

Mid Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$787,510	Payable for variation margin on futures contracts*	$—

Small Cap Index
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$79,664	Payable for variation margin on futures contracts*	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2013, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$2,851,524	$4,169,926	$641,177

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Equity Index	Mid Cap Index	Small Cap Index
Risk Exposure
Equity	$599,860	$1,537,635	$332,929

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Index
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	844,475	$19,305,283	1,565,578	$32,573,077
Class B – exchanges	28	601	1,923	40,697
Class C	23,482	542,359	32,367	681,241
Class R3	608,101	14,130,694	1,686,774	34,626,244
Class I	1,388,810	32,008,933	3,126,028	66,548,536
Shares issued to shareholders due to reinvestment of distributions:
Class A	215,566	4,766,055	534,372	10,534,883
Class B	3,313	71,484	16,221	310,099
Class C	9,882	215,006	31,469	607,252
Class R3	49,163	1,083,769	74,656	1,476,448
Class I	609,669	13,473,512	1,846,960	36,350,716
	3,752,489	85,597,696	8,916,348	183,749,193
Shares redeemed:
Class A	(754,587)	(17,386,848)	(1,231,749)	(25,949,515)
Class B	(31,341)	(711,553)	(99,634)	(2,107,732)
Class C	(21,486)	(492,212)	(86,922)	(1,829,888)
Class R3	(319,732)	(7,328,856)	(915,878)	(18,254,601)
Class I	(4,448,608)	(102,884,504)	(7,940,588)	(169,072,981)
	(5,575,754)	(128,803,973)	(10,274,771)	(217,214,717)
Net increase (decrease)	(1,823,265)	$(43,206,277)	(1,358,423)	$(33,465,524)

	Mid Cap Index
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,546,983	$37,310,616	4,786,260	$61,327,454
Class C	121,063	1,750,482	184,279	2,337,668
Class R3	1,953,371	28,346,619	4,393,557	56,768,086
Class I	2,017,574	29,381,766	2,969,633	39,492,829
Shares issued to shareholders due to reinvestment of distributions:
Class A	314,110	4,274,744	232,338	2,749,626
Class C	13,313	174,797	9,633	110,394
Class R3	333,843	4,488,924	226,691	2,645,480
Class I	324,941	4,438,707	324,664	3,870,284
	7,625,198	110,166,655	13,127,055	169,301,821
Shares redeemed:
Class A	(1,189,846)	(17,219,376)	(2,775,392)	(35,406,321)
Class C	(19,238)	(271,043)	(59,605)	(772,002)
Class R3	(907,584)	(13,034,722)	(1,356,907)	(17,055,217)
Class I	(2,202,661)	(32,557,221)	(4,269,222)	(55,602,149)
	(4,319,329)	(63,082,362)	(8,461,126)	(108,835,689)
Net increase (decrease)	3,305,869	$47,084,293	4,665,929	$60,466,132

106	Nuveen Investments

	Small Cap Index
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	594,390	$7,277,226	1,247,414	$13,644,265
Class C	28,309	329,749	12,089	129,838
Class R3	668,754	7,971,603	1,082,989	11,770,605
Class I	507,701	6,337,608	494,689	5,537,916
Shares issued to shareholders due to reinvestment of distributions:
Class A	116,899	1,314,518	5,536	58,018
Class C	4,541	48,638	—	—
Class R3	83,750	917,629	308	3,152
Class I	74,480	840,133	9,689	101,546
	2,078,824	25,037,104	2,852,714	31,245,340
Shares redeemed:
Class A	(661,397)	(8,040,420)	(643,542)	(7,181,134)
Class C	(6,095)	(70,463)	(32,384)	(351,107)
Class R3	(351,367)	(4,179,821)	(460,033)	(4,983,290)
Class I	(384,125)	(4,702,660)	(1,440,057)	(15,655,249)
	(1,402,984)	(16,993,364)	(2,576,016)	(28,170,780)
Net increase (decrease)	675,840	$8,043,740	276,698	$3,074,560

Class B Shares that converted to Class A Shares (reflected as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2013 and the fiscal year October 31, 2012, were as follows:

Fund	Six Months Ended 4/30/13	Year Ended 10/31/12
Equity Index	13,381	119,955

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending, short-term investments and derivative transactions) during the six months ended April 30, 2013, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$7,174,267	$54,678,094	$7,332,994
Sales	60,334,814	11,299,916	1,306,316

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$461,086,951	$526,174,992	$105,680,566
Gross unrealized:
Appreciation	$434,938,513	$131,519,142	$31,662,105
Depreciation	(40,027,287)	(19,427,092)	(7,862,937)
Net unrealized appreciation (depreciation) of investments	$394,911,226	$112,092,050	$23,799,168

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to tax equalization, distribution reclass and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2012, the Funds’ last tax year-end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$1,851,845	$515,690	$49,523
Undistributed (Over-distribution of) net investment income	(196,243)	(166,451)	(100,037)
Accumulated net realized gain (loss)	(1,655,602)	(349,239)	50,514

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2012, the Funds’ last tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income*	$3,112,246	$3,844,283	$523,884
Undistributed net long-term capital gains	16,461,320	11,757,407	3,283,290
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income*	$14,462,592	$1,386,875	$262,649
Distributions from net long-term capital gains	51,723,954	11,165,318	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

During the Funds’ last tax year ended October 31, 2012, the following Fund utilized its capital loss carryforwards as follows:

Small Cap Index
Utilized capital loss carryforwards	$621,911

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended October 31, 2012, there were no post-enactment capital losses generated any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index Fund-Level Fee Rate	Mid Cap Index Fund-Level Fee Rate	Small Cap Index Fund-Level Fee Rate
For the first $125 million	.1000%	.1500%	.1500%
For the next $125 million	.0875	.1375	.1375
For the next $250 million	.0750	.1250	.1250
For the next $500 million	.0625	.1125	.1125
For the next $1 billion	.0500	.1000	.1000
For net assets over $2 billion	.0250	.0750	.0750

108	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Rate
Equity Index	.2000%
Mid Cap Index	.1821
Small Cap Index	.1880

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses, (after waivers and/or expense reimbursements and excluding any acquired fund fees and expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Equity Index	Mid Cap Index	Small Cap Index
Class A Shares	.62%	.75%	.83%
Class B Shares	1.37	N/A	N/A
Class C Shares	1.37	1.50	1.58
Class R3 Shares	.87	1.00	1.08
Class I Shares	.37	.50	.58
Expiration Date	February 28, 2014	February 28, 2014	February 28, 2014

N/A – Mid Cap Index and Small Cap Index do not offer Class B Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their net asset value per share with no up-front sales charge. During the six months ended April 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances	$3,371	$12,596	$3,118

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained	$12,488	$4,686	$1,165

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2013, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained	$1,090	$615	$192

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

110	Nuveen Investments

Notes

Nuveen Investments	111

Notes

112	Nuveen Investments

Notes

Nuveen Investments	113

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

E-Mini Index Futures: An electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts. E-mini contracts are available on a wide range of indexes such as the Nasdaq 100, S&P 500, S&P MidCap 400 and Russell 2000.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

114	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	115

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FIDX-0413D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FAEBX	FFECX	FEISX	FFEIX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FAESX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	—	FSCVX	FSVSX	—	FSCCX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Cori Johnson, CFA, and Derek Sadowsky are the portfolio managers for the Nuveen Dividend Value Fund. Cori assumed portfolio management responsibilities in 1996. Derek became a co-manager on the Nuveen Dividend Value Fund management team in 2012. Gerald Bren, a third portfolio manager who has been a manager on this Fund since 1994, retired from Nuveen Asset Management on December 31, 2012.

Karen Bowie, CFA, and David Chalupnik, CFA, are co-portfolio managers of the Nuveen Mid Cap Value Fund. They assumed portfolio management responsibilities for the Fund in 2012.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month period ended April 30, 2013.

Nuveen Dividend Value Fund

How did the Fund perform during the six-month period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed both the S&P 500® Index and the Lipper classification average, but underperformed the Russell 1000® Value Index over the six-month period. Prior to February 2012, the Fund’s primary benchmark, the S&P 500® Index, was changed to the Russell 1000® Value Index to better reflect the Fund’s value-oriented approach and focus on dividend paying companies. There have been no changes in the way the Fund is managed.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

Over the six-month period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between core and opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and

Nuveen Investments	5

analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund underperformed the Russell 1000® Value Index over this period mainly because of unfavorable security selection in the technology and health care sectors. Technology was the Fund’s greatest source of underperformance versus the benchmark, primarily because of what we didn’t own. For example, the Fund had no exposure to personal computer and printer maker Hewlett-Packard Co., which advanced significantly over the period as its most recent quarterly earnings and revenue topped projections. Also, an underweight in network equipment manufacturer Cisco Systems was detrimental as this stock outperformed due to better than expected revenue and earnings growth. Although the health care sector was a negative contributor, none of the Fund’s holdings stood out as significant underperformers. Results did suffer slightly from an overweight in pharmaceutical company Merck & Co. Inc., which fell short within the strongly performing health care sector. However, we continued to hold onto Merck because the company has the ability to further restructure its business by selling off non-core businesses, while investors are also undervaluing its drug pipeline.

Results were flat in the financial sector, where several strongly performing stocks were countered by a few underperformers. On the positive side, an out-of-index position in REIT Redwood Trust Inc. was beneficial. The company experienced a resurgence in packaging and selling jumbo mortgage-backed securities due to the housing market recovery. An overweight in Bank of America Corp. was helpful as its shares advanced again on the heels of the company’s strong performance in 2012. Bank of America benefited from having several litigation issues behind them, the improving residential housing loan market and expectations that cost-cutting results would start positively impacting the bottom line. Also, the Fund’s overweight position in banking firm State Street Corp. aided results as its shares rose steadily throughout the period. State Street reported improving first-quarter profits as the strong stock market environment lifted the value of assets it oversees. These financial successes were offset by weakness in Morgan Stanley and Capital One Financial Corp. The Fund had an overweight position in Morgan Stanley, which underperformed in the second half of the period as profits fell short of analysts’ estimates. Shares of Capital One Financial Corp., best known for its credit card business, fell throughout the period. Capital One reported weak fourth-quarter results as it tried to convince investors that two recent acquisitions would be financially beneficial. The company also had to pay a large fine to settle federal charges of underreporting millions in auto loan losses during the financial crisis. We continued to hold Morgan Stanley as we believe the integration of Morgan Stanley Smith Barney will be accretive to future earnings, which is not currently reflected in the valuation. Management has also laid out a plan to drive down expenses and reduce risk in the company’s fixed-income portfolio. In addition, we continued to own Capital One as its valuation is very compelling

6	Nuveen Investments

and its onetime charges are likely behind the company. We believe the improving economy should allow Capital One to continue to take less charge-offs for bad loans which will help improve earnings, along with accretion from the two acquisitions.

Fund performance was helped primarily by favorable security selection in the energy, materials, consumer staples, consumer discretionary and utilities sectors. The energy sector was the best performing area for the Fund on a relative basis. In particular, the Fund benefited from a significant underweight versus the index in the world’s largest publicly traded oil company, Exxon Mobil Corp. We de-emphasized this stock due to concerns surrounding the company’s declining production growth on a year-over-year basis. Although Exxon Mobil does produce substantial free cash flow, the company is using it to buy back shares instead of conducting more M&A activity to help its production situation. We sold out this position during the reporting period. The Fund also saw strong results from its position in Anadarko Petroleum Corp., an exploration and production firm that is very efficient at growing production. The company excels at finding oil and natural gas and then profitably selling down its assets. Anadarko Petroleum continued to benefit from several large discoveries in the deep waters of the Gulf of Mexico and onshore in Colorado, as well as selling down some of its assets in Mozambique.

In the metals and mining segment of the materials sector, our Fund’s lack of exposure to the world’s second largest gold producer, Newmont Mining Company, was beneficial during the period. Newmont’s stock price dropped precipitously as the company struggled due to declining gold production and higher costs. Meanwhile, in the chemicals area of materials, the Fund was rewarded for a position in coatings and specialty products company PPG Industries Inc., a holding not found in the index. PPG Industries benefited from the divestment of its commodity chemical business resulting in a more focused company with less volatile cash flows. We believe the subsequent acquisition of AkzoNobel’s North American architectural coatings business should also be accretive to future earnings.

Stock selection proved strong in consumer staples where the Fund’s weight was in line with the index. The Fund’s best performing staples holding was national drug retailer Walgreen Co. Its stock price advanced significantly as the company benefited from several catalysts including: the resolution of its long-standing dispute with drug benefits provider Express Scripts Inc.; a somewhat bad flu season; and the announcement of an attractive new drug distribution deal with AmerisourceBergen Corporation. Fund results were also positively impacted by our lack of exposure to Proctor & Gamble Co., which turned in results significantly below the overall sector in the index. A position in Kimberly-Clark Corporation, a household products company, aided results as the company reported double-digit growth in net income for the first quarter and raised its guidance. Kimberly-Clark continued to see increased sales of diapers in the emerging markets along with volume growth for its tissue business in North America. In addition, the Fund benefited from owning ConAgra Foods Inc., a large packaged food company. We liked ConAgra because it generated significant free cash flow and was very inexpensive when we purchased it. In 2013, the company made an accretive acquisition of Ralcorp Holdings Inc., a private label food manufacturer, which is resulting in greater synergies than expected.

Elsewhere in the portfolio, our significant overweight in specialty electronics retailer Best Buy Co. Inc. added positive attribution. Best Buy’s stock price advanced during the period

Nuveen Investments	7

as investors grew confident that the firm’s turnaround plan was being well-executed, which should result in improved margins going forward. The plan includes a strategic move to feature Samsung products in a new “store within a store” format, the closure of underperforming stores and competitive pricing. Results were also favorable in the utilities sector, where the Fund’s underweight and stock selection within electric utilities proved beneficial.

Nuveen Mid Cap Value Fund

How did the Fund perform during the six-month period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Midcap® Value Index and the Lipper classification average during the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $699 million and $19.2 billion. During the period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated improving fundamentals and exhibited a near-term catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sold a holding if the stock price reached its target, the company’s fundamentals or competitive position significantly deteriorated or if a better alternative existed in the marketplace.

The mid-cap segment of the stock market advanced strongly during the six-month reporting period, turning in results above larger-cap equities, as measured by the S&P 500® Index. While the Fund produced attractive absolute returns during the period, it underperformed the Russell Midcap® Value benchmark and the Lipper peer average due to both stock selection and sector weights. On a sector basis, Fund results were hindered by an overweight stance in technology, which was one of the worst performing sectors. An underweight in health care was also detrimental, as that area of the market was an outperformer. In addition, the Fund experienced unfavorable stock selection in the health care, technology and materials sectors. An approximately 1% weighting in cash was also a drag on results in the strongly advancing stock market. Results were mixed in the financial sector, where the Fund was significantly underweight versus the benchmark. Elsewhere in the portfolio, we did experience several bright spots. The best performing area in the Fund was consumer discretionary both in terms of stock selection and a significant

8	Nuveen Investments

overweight in this strongly performing sector. Also, security selection in the utilities and consumer staples sectors aided results.

In consumer discretionary, the Fund benefited from maintaining its position in Best Buy Co. Inc. throughout the period. This leading electronics retailer, which had underperformed for the Fund in 2012, saw its stock advance significantly over the six months. Best Buy benefited from a solid turnaround plan unveiled by its new management team, which included a strategic move to feature Samsung products in a new “store within a store” format, the closure of underperforming stores and competitive pricing. Another consumer discretionary holding, boat and marine engine manufacturer Brunswick Corporation, maintained its strong run. Brunswick continued to be rewarded for the significant cost cutting efforts it made during the financial crisis and its tremendous operating leverage. Also, the company’s results were supported by improvements in housing and employment data, which led to stronger consumer demand for big-ticket items. We did decide to sell Brunswick at the end of the period based on the Fund’s large gain in the position and our concerns about a U.S. economic slowdown. The Fund also benefited from its position in Jarden Corporation, a highly diversified consumer products company that manufactures items ranging from camping and ski equipment to small appliances. Jarden’s management team continued to execute well, generating significant free cash flow for the company that it used to make small acquisitions and to consistently buy back company shares. Finally, the Fund experienced strong returns from its position in the attractively valued women’s apparel retailer Express Inc. after the company beat fourth-quarter earnings. Express saw an improvement in demand as its management focused on securing better pricing and offering more key fashion items to its customers.

In utilities, the Fund’s position in independent power producer NRG Energy Inc. performed well. NRG Energy continued to generate an increasing amount of free cash flow in the deregulated power market, which it used for debt reduction, acquisitions and dividend payments. Meanwhile, in consumer staples, the Fund benefited from its position in Tyson Foods Inc., a leading global producer of chicken, beef and pork products. Tyson Foods showed solid gains during this reporting period after selling off in 2012 due to concerns about drought conditions. Several favorable industry trends are helping the company improve its volumes and margins this year including: the closure of one of its competitor’s large beef processing plants that accounted for about 4% of industry volume; Japan’s recent approval of virtually all beef imports from the United States, which the country had banned since the mad cow outbreak in December 2003; the recent outbreak of the bird flu in China, which is improving demand for its chicken products; and expectations for lower grain input costs.

The financial sector turned in mixed results, but in aggregate the sector detracted slightly. The Fund benefited from its underweight position in real estate investment trusts (REITs) coupled with favorable stock selection in the REIT, insurance and capital markets industries. While REITs as a whole underperformed the broader market, our holding in MFA Mortgage Investments, Inc. advanced based on strong book value growth as its non-agency securities rose in value due to favorable real estate pricing trends in California. In addition, we saw strength from Unum Group, which is a large employee benefit and disability insurance provider. Unum’s results were aided by improving trends in its U.S.,

Nuveen Investments	9

U.K. and long-term care business lines. In capital markets, global asset management firm Invesco LTD benefited from an increase in assets under management as investor flows grew more than expected. Invesco also experienced strength in its exchange-traded fund, alternative asset class and global business lines. On the negative side, regional banks and diversified financials did not work well during the period. Regional banks underperformed as investors grew concerned about loan growth for mortgage lenders. Refinancing trends appeared to be turning down while margin pressures remained for banks in the face of low interest rates. For example, Southeast-based SunTrust Banks, Inc. underperformed as loan growth remained dismal, non-interest income faced pressure from lower-than-expected mortgage production income and investment banking was weak. Chicago-based Wintrust Financial Corporation also fell short as loan growth was below expectations due to lower mortgage origination volume. While we sold SunTrust during the period, we continued to hold Wintrust as its valuation remained attractive and results began picking up in the Chicago market. In the consumer finance segment, diversified financials were also weak. Discover Financial Services, a direct banking and payment services company, underperformed based on concerns that higher personal taxes would limit consumer spending. The company is also likely to see higher expenses this year as it upgrades technology to support the launch of a variety of new products. We are sticking with Discover Financial given its strong balance sheet, high level of free cash flow generation and growth prospects with its new products.

Stock selection in health care was the most significant drag on results during the semi-annual reporting period. Specifically, the Fund was hurt by its position in specialty pharmaceutical firm Impax Laboratories Inc. We originally purchased Impax Laboratories because its valuation was very attractive, it was generating significant free cash flow and it had a number of new drugs in the pipeline. Although it had already received an FDA warning letter about one of its manufacturing facilities, we believed this issue would be quickly resolved. Subsequent to our purchase, the company received a second FDA letter addressing new manufacturing issues, which further delayed the approval of one of its new drugs to treat Parkinson’s disease. A similar story unfolded for another holding, medical device maker St. Jude Medical Inc. Its stock also came under pressure after the company received an FDA warning letter about quality control concerns surrounding the production of a key component in its implantable cardiac defibrillators. The resolution we anticipated from the FDA in January did not materialize, creating more uncertainty about a potential recall. We sold both Impax Laboratories and St. Jude out of the Fund based on these unresolved issues.

In technology, the Fund’s industry exposures did not work well during the period as we were underweight in semiconductor, semiconductor equipment and other deep value, commodity like technology companies, which performed very well. After we increased the Fund’s weight in the semiconductor segment, these stocks subsequently underperformed later in the period as concerns over global economic growth grew.

In materials, the Fund owned Rock-Tenn Company, a highly levered containerboard and packaging firm. The company did not execute as well as expected after its acquisition of another leading maker of containerboard and corrugated boxes and we sold it during the period. However, Rock-Tenn subsequently performed better as it benefited from

10	Nuveen Investments

favorable industry fundamentals including an improving pricing environment and low inventory. As a replacement, we added a position in another similar company, International Paper, which is much higher quality with less leverage. We anticipate that International Paper will benefit down the road from some of the same favorable industry trends that boosted Rock-Tenn. The Fund also had a position in CF Industries Holdings, Inc., a large fertilizer company that previously performed very well as it benefited from last year’s drought conditions. CF Industries gave back some of its gains during the period as this spring’s wet weather conditions have led to less demand for fertilizer, combined with a tougher pricing environment and greater supply. However, we continue to own this stock due to its very attractive valuation and significant free cash flow. We also believe CF Industries will benefit from cheap natural gas prices in the United States.

Nuveen Small Cap Value Fund

How did the Fund perform during the six-month period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Value Index and the Lipper classification average during the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During the reporting period, we continued to focus on building a well diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

The overall market backdrop for the small-cap asset class remained favorable during the reporting period. The strongest performing segments of the market continued to include those areas with the greatest exposure to the strengthening domestic economy, driven by the improving housing market and, consequently, improved consumer sentiment. Conversely, cyclical sectors with more commodity price sensitivity such as energy and materials lagged. Market concerns continued to be centered on lack of financial stability in southern Europe and a slowing economy in China.

The Fund enjoyed solid relative contribution from six of ten sectors. In particular, we saw positive results from holdings in the technology, materials, health care, utilities, consumer staples and industrial sectors. From a sector allocation basis, the Fund’s overweight in the consumer discretionary and industrial sectors and underweight in the utility sector also proved beneficial. As a testimony to an emphasis on intrinsic value in our stock selection

Nuveen Investments	11

process, the Fund enjoyed two “take outs” during the period. National Financial Partners Corp., a leading provider of life insurance, wealth management and advisory services, was acquired by private equity. Additionally, Buckeye Technologies Inc., a leading producer of specialty cellulose materials, was acquired by privately held Georgia-Pacific LLC. From a top down perspective, the primary detractors were holdings in the consumer discretionary and financial services sectors as well as a net drag from the Fund’s 1.5% cash allocation in a very strong market.

In technology, the Fund was rewarded for its position in Infinera Corporation, a provider of digital optical network equipment to telecommunications carriers and cable companies on a global scale. The company was able to exceed market expectations on top-line growth via share gains from an advantaged product suite for the next generation infrastructure upgrade cycle. In the materials sector, Fund results were driven by the aforementioned investment in Buckeye Technologies as well as being underweight in the metals and mining industry. Broadly speaking, metals and mining stocks were negatively impacted by slowing Chinese demand and overstocked inventory conditions. In health care, the Fund’s investment in BioScrip Inc., a specialty pharmacy and home health care service provider, continued to be a profitable investment for the Fund. The company reported an accelerating topline trend augmented with strategic acquisitions while at the same time delivering margin expansion. The Fund also enjoyed very strong performance from consumer staples holding Inter Parfums Inc., a leading provider of fragrance products for both North American and European markets. Inter Parfums’ management team was able to overcome macro concerns by delivering solid quarterly reports, introducing a strong product pipeline for 2013 and increasing the dividend by 50% as part of the company’s strategy to return cash from a previous asset sale to shareholders.

Outperformance in utilities was driven by an underweight in the sector as well as an emphasis on natural gas distribution business models such as Atmos Energy Corporation, a Texas based regulated natural gas distribution and transmission holding company with rate base in Texas, Louisiana, Mississippi, Kentucky and Colorado. Atmos Energy benefited from the supportive regulatory backdrop surrounding the demand for natural gas infrastructure due to our country’s supply, as well as a favorable interest rate environment. Finally, a strong contributor to the industrial sector’s outperformance was the Fund’s investment in TrueBlue Inc., a leading North American provider of temporary staffing services for the skilled trade labor segments. The company delivered better than expected fundamentals via solid performance from its Boeing relationship, augmented with an improving residential construction market leading to potential margin expansion. Additionally, TrueBlue should continue to benefit from efficiency gains from small acquisitions, incremental demand from an improving economy and increased demand for temporary staffing solutions due to health care reform.

The Fund’s primary detractors were found in the consumer discretionary and financial services sectors. Although an overweight in the strongly performing consumer discretionary sector proved beneficial, this was offset by the Fund’s investment in Perry Ellis International Inc. This brand designer of apparel, accessories and fragrances had a weaker than anticipated fourth quarter report due to inventory management changes from its mid-tier department store channel. Because we viewed this as a temporary

12	Nuveen Investments

setback, we retained the Fund’s investment in Perry Ellis. Within the financial services sector, success from the earlier mentioned National Financial Partners acquisition was overshadowed by relative weakness from regional bank investments such as Heartland Financial USA, Inc. and Texas Capital Bancshares Inc. In both cases, investors increasingly doubted the ability of mortgage-dependent business models to grow earning assets as the duration of the mortgage refinance wave started to wane. We view both of these financial institutions as valuable franchises in their respective markets and remain invested. The energy sector was flat for the period as strength in our service investments was offset by an exploration and production investment. Within energy services, the Fund benefited from an investment in Matrix Service Company, an energy centric engineering and construction firm with operations in the United States and western Canada. Matrix Service’s management team continued to build out a strong backlog of projects tied to demand for energy and petrochemical infrastructure. Offsetting this performance was the Fund’s investment in Energy XXI Ltd., an offshore Gulf of Mexico producer of oil and gas hydrocarbons. Investor growth expectations were recalibrated downward due to project delays and infrastructure bottlenecks. However, the underlying potential value of the company’s asset base and the management team’s renewed focus on organic growth kept us invested in Energy XXI.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Dividend Value Fund

Equity investments such as those held by the Fund, are subject to market risk and derivatives risk; dividends are not guaranteed. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. In addition, the Fund invests in debt or fixed income securities that are subject to credit risk and interest rate risk. Below investment grade or high yield debt securities are subject to heightened credit risk, liquidity risk and potential for default.

Nuveen Mid Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in mid-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Small Cap Value Fund

Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, value stock risk, and common stock risk. Investments in small-cap companies are subject to greater volatility. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Investments	13

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

14	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.18%	16.97%	6.26%	8.68%
Class A Shares at maximum Offering Price	8.57%	10.22%	5.01%	8.04%
Russell 1000® Value Index*	16.31%	21.80%	4.17%	8.42%
S&P 500® Index*	14.42%	16.89%	5.21%	7.88%
Lipper Equity Income Funds Classification Average*	14.08%	17.00%	5.17%	8.65%

Class B Shares w/o CDSC	14.68%	16.12%	5.46%	7.86%
Class B Shares w/CDSC	9.68%	11.12%	5.30%	7.86%
Class C Shares	14.93%	16.06%	5.46%	7.86%
Class R3 Shares	14.99%	16.64%	5.97%	8.41%
Class I Shares	15.28%	17.29%	6.52%	8.95%

Cumulative

Since Inception**
Class R6 Shares	6.77%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.87%	13.92%	6.55%	9.31%
Class A Shares at maximum Offering Price	5.47%	7.35%	5.29%	8.66%
Class B Shares w/o CDSC	11.42%	13.05%	5.73%	8.49%
Class B Shares w/CDSC	6.42%	8.05%	5.57%	8.49%
Class C Shares	11.43%	13.07%	5.75%	8.48%
Class R3 Shares	11.76%	13.59%	6.27%	9.05%
Class I Shares	12.00%	14.18%	6.81%	9.57%

Cumulative

Since Inception**
Class R6 Shares	4.16%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.15%
Class B Shares	1.90%
Class C Shares	1.90%
Class R3 Shares	1.40%
Class R6 Shares	0.85%
Class I Shares	0.90%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class R6 Shares is from 2/28/13.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	17.74%	14.47%	3.69%	9.31%
Class A Shares at maximum Offering Price	10.95%	7.88%	2.47%	8.66%
Russell Midcap® Value Index*	19.89%	23.66%	7.49%	11.88%
Lipper Mid-Cap Value Funds Classification Average*	18.78%	19.96%	6.50%	10.38%

Class B Shares w/o CDSC	17.31%	13.61%	2.92%	8.50%
Class B Shares w/CDSC	12.31%	8.61%	2.75%	8.50%
Class C Shares	17.29%	13.62%	2.92%	8.49%
Class R3 Shares	17.59%	14.18%	3.43%	9.07%
Class I Shares	17.89%	14.76%	3.94%	9.58%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	16.16%	13.56%	4.87%	10.04%
Class A Shares at maximum Offering Price	9.49%	7.01%	3.64%	9.39%
Class B Shares w/o CDSC	15.74%	12.74%	4.10%	9.22%
Class B Shares w/CDSC	10.74%	7.74%	3.93%	9.22%
Class C Shares	15.70%	12.67%	4.09%	9.22%
Class R3 Shares	16.00%	13.26%	4.62%	9.80%
Class I Shares	16.32%	13.85%	5.13%	10.31%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.47%	1.34%
Class B Shares	2.22%	2.09%
Class C Shares	2.22%	2.09%
Class R3 Shares	1.72%	1.59%
Class I Shares	1.22%	1.09%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	17.09%	15.99%	7.33%	10.26%
Class A Shares at maximum Offering Price	10.36%	9.30%	6.07%	9.61%
Russell 2000® Value Index*	16.58%	19.71%	6.60%	10.28%
Lipper Small-Cap Value Funds Classification Average*	16.93%	17.57%	7.42%	10.77%

Class C Shares	16.61%	15.14%	6.54%	9.44%
Class R3 Shares	16.97%	15.75%	7.08%	10.05%
Class I Shares	17.30%	16.32%	7.58%	10.53%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.39%	15.03%	8.24%	11.18%
Class A Shares at maximum Offering Price	8.79%	8.39%	6.96%	10.53%
Class C Shares	14.87%	14.16%	7.41%	10.35%
Class R3 Shares	15.23%	14.78%	7.97%	10.95%
Class I Shares	15.56%	15.39%	8.49%	11.45%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.57%	1.51%
Class C Shares	2.33%	2.26%
Class R3 Shares	1.82%	1.76%
Class I Shares	1.33%	1.26%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.50%, 2.25%, 1.75% and 1.25% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Holding Summaries as of April 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Dividend Value Fund

Fund Allocation[1]
Common Stocks	98.9%
Short-Term Investments	1.0%
Other[2]	0.1%

Nuveen Mid Cap Value Fund

Fund Allocation[1]
Common Stocks	97.7%
Short-Term Investments	1.3%
Other[2]	1.0%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	13.3%
Pharmaceuticals	10.2%
Diversified Financial Services	7.2%
Diversified Telecommunication Services	4.5%
Real Estate Investment Trust	3.9%
Chemicals	3.5%
Insurance	3.5%
Commercial Banks	3.4%
Industrial Conglomerates	3.3%
Capital Markets	3.2%
Specialty Retail	3.1%
Food Products	3.0%
Hotels, Restaurants & Leisure	2.9%
Electric Utilities	2.7%
Electrical Equipment	2.6%
Semiconductors & Equipment	2.5%
Leisure Equipment & Products	2.4%
Software	2.3%
Machinery	2.3%
Short-Term Investments	1.0%
Other[3]	19.2%

Portfolio Composition[1]
Real Estate Investment Trust	9.3%
Oil, Gas & Consumable Fuels	6.5%
Electric Utilities	6.3%
Food Products	5.7%
Insurance	4.7%
Software	4.6%
Commercial Banks	4.6%
Consumer Finance	4.5%
Health Care Providers & Services	4.1%
Machinery	3.4%
Specialty Retail	3.0%
Semiconductors & Equipment	2.9%
Household Durables	2.6%
Electrical Equipment	2.5%
Chemicals	2.4%
Capital Markets	2.1%
Communications Equipment	2.1%
Internet Software & Services	2.1%
Independent Power Producers & Energy Traders	2.0%
Media	1.8%
Health Care Equipment & Supplies	1.7%
Short-Term Investments	1.3%
Other[4]	19.8%

Top Five Common Stock Holdings[1]
Pfizer Inc.	4.2%
General Electric Company	3.3%
Citigroup Inc.	3.0%
Chevron Corporation	3.0%
Bank of America Corporation	2.7%

Top Five Common Stock Holdings[1]
SLM Corporation	3.4%
ConAgra Foods, Inc.	2.5%
Edison International	2.3%
Invesco LTD	2.1%
AOL Inc.	2.1%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.3% of net assets.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.7% of net assets.

18	Nuveen Investments

Nuveen Small Cap Value Fund

Fund Allocation[1]
Common Stocks	97.4%
Short-Term Investments	2.4%
Other[2]	0.2%

Portfolio Composition[1]
Commercial Banks	9.7%
Real Estate Investment Trust	8.4%
Insurance	6.3%
Capital Markets	4.4%
Health Care Providers & Services	4.1%
Semiconductors & Equipment	3.5%
Machinery	3.4%
Energy Equipment & Services	3.3%
Thrifts & Mortgage Finance	3.2%
Construction & Engineering	3.2%
Specialty Retail	3.1%
Communications Equipment	2.9%
Internet Software & Services	2.8%
Commercial Services & Supplies	2.7%
Electric Utilities	2.6%
Chemicals	2.5%
Gas Utilities	2.5%
Household Durables	2.5%
Oil, Gas & Consumable Fuels	2.4%
Auto Components	2.4%
Electronic Equipment & Instruments	2.3%
Short-Term Investments	2.4%
Other[3]	19.4%

Top Five Common Stock Holdings[1]
National Financial Partners Corp.	2.0%
Emcor Group Inc.	1.9%
Belo Corp.	1.9%
G&K Services, Inc.	1.7%
La Z Boy Inc.	1.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.3% of net assets.

Nuveen Investments	19

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares of Nuveen Dividend Value Fund reflect only the first 61 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

							Hypothetical Performance
	Actual Performance						(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,151.80	$1,146.80	$1,149.30	$1,149.90	$1,067.70	$1,152.80	$1,019.24	$1,015.52	$1,015.52	$1,017.95	$1,006.97	$1,020.48
Expenses Incurred During Period	$5.98	$9.95	$9.97	$7.36	$1.43	$4.64	$5.61	$9.35	$9.35	$6.90	$1.39	$4.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.87%, 1.38% and ..87% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 61/365 (to reflect 61 days in the period since class commencement of operations).

Nuveen Mid Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,177.40	$1,173.10	$1,172.90	$1,175.90	$1,178.90	$1,018.25	$1,014.53	$1,014.53	$1,017.01	$1,019.49
Expenses Incurred During Period	$7.13	$11.15	$11.15	$8.47	$5.78	$6.61	$10.34	$10.34	$7.85	$5.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 2.07%, 1.57% and 1.07% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,170.90	$1,166.10	$1,169.70	$1,173.00	$1,017.46	$1,013.74	$1,016.17	$1,018.70
Expenses Incurred During Period	$7.97	$11.98	$9.36	$6.63	$7.40	$11.13	$8.70	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.23%, 1.74% and 1.23% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Dividend Value Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 98.9%

	Aerospace & Defense – 1.6%

138,013	General Dynamics Corporation	$10,207,441

167,311	United Technologies Corporation	15,273,821
	Total Aerospace & Defense	25,481,262
	Capital Markets – 3.2%

937,871	Morgan Stanley	20,773,843

508,529	State Street Corporation	29,733,691
	Total Capital Markets	50,507,534
	Chemicals – 3.5%

443,650	Dow Chemical Company, (2)	15,044,172

176,433	LyondellBasell Industries NV	10,709,483

111,352	PPG Industries, Inc.	16,384,333

111,166	Praxair, Inc.	12,706,274
	Total Chemicals	54,844,262
	Commercial Banks – 3.4%

284,090	BankUnited Inc.	7,201,682

216,769	Community Bank System Inc., (2)	6,208,264

926,666	Fifth Third Bancorp.	15,781,122

133,844	PNC Financial Services Group, Inc.	9,085,331

531,093	SunTrust Banks, Inc.	15,534,470
	Total Commercial Banks	53,810,869
	Communications Equipment – 1.5%

1,155,759	Cisco Systems, Inc.	24,178,478
	Computers & Peripherals – 0.8%

324,601	Seagate Technology	11,912,857
	Consumer Finance – 2.2%

369,702	Capital One Financial Corporation	21,361,382

596,516	SLM Corporation	12,318,055
	Total Consumer Finance	33,679,437
	Diversified Financial Services – 7.2%

3,483,512	Bank of America Corporation	42,882,033

1,006,543	Citigroup Inc.	46,965,296

471,638	JPMorgan Chase & Co.	23,114,978
	Total Diversified Financial Services	112,962,307
	Diversified Telecommunication Services – 4.5%

497,295	CenturyLink Inc., (2)	18,683,373

711,178	Verizon Communications Inc.	38,339,606

1,525,436	Windstream Corporation, (2)	12,996,715
	Total Diversified Telecommunication Services	70,019,694
	Electric Utilities – 2.7%

188,831	Pinnacle West Capital Corporation	11,499,808

459,192	PPL Corporation, (2)	15,327,829

448,600	Westar Energy Inc.	15,683,056
	Total Electric Utilities	42,510,693

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Dividend Value Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Electrical Equipment – 2.6%

350,981	Eaton PLC	$21,553,743

225,258	Emerson Electric Company	12,504,072

84,061	Rockwell Automation, Inc.	7,126,692
	Total Electrical Equipment	41,184,507
	Electronic Equipment & Instruments – 0.5%

316,121	Molex Inc.	7,368,781
	Energy Equipment & Services – 1.4%

187,896	Exterran Partners, L.P.	5,317,457

217,438	Schlumberger Limited	16,183,910
	Total Energy Equipment & Services	21,501,367
	Food & Staples Retailing – 1.2%

368,921	Walgreen Co.	18,265,279
	Food Products – 3.0%

399,490	ConAgra Foods, Inc.	14,129,961

512,708	Mondelez International Inc.	16,124,667

370,767	Unilever PLC, ADR	15,750,182
	Total Food Products	46,004,810
	Health Care Equipment & Supplies – 1.2%

284,103	Covidien PLC	18,137,136
	Health Care Providers & Services – 1.2%

312,866	UnitedHealth Group Incorporated	18,750,059
	Hotels, Restaurants & Leisure – 2.9%

422,195	Carnival Corporation, ADR	14,569,949

136,890	McDonald’s Corporation	13,981,945

273,689	Starbucks Corporation	16,651,239
	Total Hotels, Restaurants & Leisure	45,203,133
	Household Durables – 0.8%

105,755	Whirlpool Corporation	12,085,681
	Household Products – 0.8%

114,383	Kimberly-Clark Corporation, (2)	11,803,182
	Industrial Conglomerates – 3.3%

2,329,669	General Electric Company	51,928,322
	Insurance – 3.5%

272,372	Lincoln National Corporation	9,263,372

781,987	Old Republic International Corporation	10,556,825

404,099	Prudential Financial, Inc.	24,415,662

367,301	Unum Group	10,244,024
	Total Insurance	54,479,883
	Leisure Equipment & Products – 2.4%

387,588	Hasbro, Inc.	18,360,044

219,452	Polaris Industries Inc.	18,914,568
	Total Leisure Equipment & Products	37,274,612
	Machinery – 2.3%

168,151	Crane Company	9,051,568

197,004	Dover Corporation, (2)	13,589,336

452,366	Xylem Inc.	12,553,157
	Total Machinery	35,194,061

22	Nuveen Investments

Shares	Description (1)	Value
	Media – 0.8%

421,678	Cinemark Holdings Inc.	$13,025,633
	Metals & Mining – 1.3%

376,105	Allegheny Technologies, Inc., (2)	10,147,313

216,178	Rio Tinto PLC, Sponsored ADR, (2)	9,957,159
	Total Metals & Mining	20,104,472
	Multi-Utilities – 1.0%

546,836	CMS Energy Corporation	16,372,270
	Oil, Gas & Consumable Fuels – 13.3%

331,227	Anadarko Petroleum Corporation	28,074,801

377,300	Chevron Corporation	46,034,373

160,939	ConocoPhillips	9,728,763

208,302	Devon Energy Corporation	11,469,108

400,848	Enbridge Energy Partners LP, (2)	11,945,270

197,994	Golar LNG, Limited	6,616,959

373,067	Marathon Oil Corporation	12,188,099

330,705	Occidental Petroleum Corporation	29,518,728

394,813	Royal Dutch Shell PLC, Class A, (2)	26,835,440

523,234	Spectra Energy Corporation, (2)	16,497,568

143,758	Williams Partners LP	7,856,375
	Total Oil, Gas & Consumable Fuels	206,765,484
	Pharmaceuticals – 10.2%

254,432	AstraZeneca PLC, Sponsored ADR, (2)	13,210,109

408,016	GlaxoSmithKline PLC	21,069,946

283,838	Johnson & Johnson, (2)	24,191,513

716,532	Merck & Company Inc.	33,677,004

2,275,891	Pfizer Inc.	66,160,150
	Total Pharmaceuticals	158,308,722
	Real Estate Investment Trust – 3.9%

539,640	Annaly Capital Management Inc., (2)	8,601,862

177,676	Liberty Property Trust	7,638,291

111,635	Mid-America Apartment Communities	7,672,674

224,933	National Retail Properties, Inc.	8,925,341

559,967	Redwood Trust Inc.	12,778,447

284,030	Starwood Property Trust Inc.	7,807,985

101,388	Ventas Inc., (2)	8,073,525
	Total Real Estate Investment Trust	61,498,125
	Semiconductors & Equipment – 2.5%

901,275	Intel Corporation	21,585,536

344,671	Maxim Integrated Products, Inc.	10,660,674

203,348	Texas Instruments Incorporated	7,363,231
	Total Semiconductors & Equipment	39,609,441
	Software – 2.3%

622,623	CA Inc.	16,792,142

577,880	Microsoft Corporation	19,127,828
	Total Software	35,919,970

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Dividend Value Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Specialty Retail – 3.1%

888,345	Best Buy Co., Inc.	$23,088,087

294,427	Lowe’s Companies, Inc.	11,311,885

1,047,008	Staples, Inc., (2)	13,862,386
	Total Specialty Retail	48,262,358
	Tobacco – 1.9%

401,435	Altria Group, Inc.	14,656,392

155,265	Philip Morris International	14,841,781
	Total Tobacco	29,498,173
	Wireless Telecommunication Services – 0.9%

440,249	Vodafone Group PLC, Sponsored ADR	13,467,217
	Total Common Stocks (cost $1,157,764,866)	1,541,920,071

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.3%

	Money Market Funds – 11.3%

176,472,818	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (3), (4)	$176,472,818
	Total Investments Purchased with Collateral from Securities Lending (cost $176,472,818)	176,472,818

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 1.0%

16,020,923	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$16,020,923
	Total Short-Term Investments (cost $16,020,923)	16,020,923
	Total Investments (cost $1,350,258,607) – 111.2%	1,734,413,812
	Other Assets Less Liabilities – (11.2)%	(174,972,871)
	Net Assets – 100%	$1,559,440,941

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $171,044,985.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Value Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 97.7%

	Aerospace & Defense – 1.1%

20,487	Alliant Techsystems Inc.	$1,523,413
	Airlines – 1.2%

99,939	Delta Air Lines, Inc., (2)	1,712,954
	Auto Components – 1.0%

78,539	Dana Holding Corporation, (3)	1,354,798
	Building Products – 0.8%

56,839	Masco Corporation	1,104,950
	Capital Markets – 2.1%

93,357	Invesco LTD	2,963,151
	Chemicals – 2.4%

9,061	CF Industries Holdings, Inc.	1,689,967

77,164	Chemtura Corporation, (2)	1,640,507
	Total Chemicals	3,330,474
	Commercial Banks – 4.6%

92,175	East West Bancorp Inc.	2,242,618

161,567	Fifth Third Bancorp.	2,751,486

38,516	Wintrust Financial Corporation, (3)	1,381,184
	Total Commercial Banks	6,375,288
	Commercial Services & Supplies – 0.8%

42,718	Tetra Tech, Inc., (2), (3)	1,123,056
	Communications Equipment – 2.1%

33,313	Motorola Solutions Inc.	1,905,504

22,732	Plantronics Inc.	996,116
	Total Communications Equipment	2,901,620
	Construction & Engineering – 1.2%

55,996	KBR Inc.	1,684,360
	Consumer Finance – 4.5%

36,232	Discover Financial Services	1,584,788

229,833	SLM Corporation, (3)	4,746,051
	Total Consumer Finance	6,330,839
	Diversified Consumer Services – 1.0%

26,834	Coinstar Inc., (2), (3)	1,417,104
	Electric Utilities – 6.3%

58,498	Edison International	3,147,192

128,105	NV Energy Inc.	2,770,911

46,760	Pinnacle West Capital Corporation	2,847,684
	Total Electric Utilities	8,765,787
	Electrical Equipment – 2.5%

35,195	Eaton PLC	2,161,325

16,266	Rockwell Automation, Inc.	1,379,031
	Total Electrical Equipment	3,540,356
	Energy Equipment & Services – 1.0%

22,582	Cooper Cameron Corporation, (2)	1,389,922

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Value Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Food Products – 5.7%

100,027	ConAgra Foods, Inc.	$3,537,955

72,003	Pinnacle Foods Inc., (2)	1,718,712

109,271	Tyson Foods, Inc., Class A, (3)	2,691,345
	Total Food Products	7,948,012
	Health Care Equipment & Supplies – 1.7%

69,988	CareFusion Corporation, (2)	2,340,399
	Health Care Providers & Services – 4.1%

37,698	CIGNA Corporation	2,494,477

33,112	Omnicare, Inc.	1,449,312

26,362	Universal Health Services, Inc., Class B	1,755,446
	Total Health Care Providers & Services	5,699,235
	Hotels, Restaurants & Leisure – 1.3%

48,820	Royal Caribbean Cruises Limited, (3)	1,783,395
	Household Durables – 2.6%

37,576	Jarden Corporation, (2)	1,691,296

17,314	Whirlpool Corporation	1,978,644
	Total Household Durables	3,669,940
	Independent Power Producers & Energy Traders – 2.0%

101,687	NRG Energy Inc.	2,834,017
	Insurance – 4.7%

144,953	CNO Financial Group Inc., (3)	1,640,868

63,563	Lincoln National Corporation	2,161,778

99,642	Unum Group	2,779,015
	Total Insurance	6,581,661
	Internet Software & Services – 2.1%

74,376	AOL Inc.	2,873,889
	Leisure Equipment & Products – 1.0%

16,228	Polaris Industries Inc., (3)	1,398,691
	Life Sciences Tools & Services – 1.0%

33,183	Agilent Technologies, Inc.	1,375,104
	Machinery – 3.4%

29,890	Crane Company	1,608,979

27,789	Dover Corporation, (3)	1,916,885

42,234	Terex Corporation, (2), (3)	1,207,892
	Total Machinery	4,733,756
	Media – 1.8%

22,117	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	2,540,801
	Metals & Mining – 0.7%

23,257	Nucor Corporation	1,014,470
	Multiline Retail – 1.1%

34,176	Macy’s, Inc.	1,524,250
	Oil, Gas & Consumable Fuels – 6.5%

41,087	Cobalt International Energy, Inc., (2), (3)	1,147,971

11,425	Concho Resources Inc., (2)	984,035

27,430	HollyFrontier Company	1,356,414

26	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

14,033	Noble Energy, Inc.	$1,589,799

38,186	Southwestern Energy Company, (2)	1,428,920

28,781	Tesoro Corporation	1,536,905

51,055	Ultra Petroleum Corporation, (2), (3)	1,092,577
	Total Oil, Gas & Consumable Fuels	9,136,621
	Paper & Forest Products – 1.4%

41,401	International Paper Company	1,945,019
	Personal Products – 1.3%

35,138	Nu Skin Enterprises, Inc., Class A, (3)	1,782,551
	Pharmaceuticals – 1.1%

45,450	Zoetis Incorporated	1,500,759
	Real Estate Investment Trust – 9.3%

141,042	Developers Diversified Realty Corporation, (3)	2,586,710

145,489	Host Hotels & Resorts Inc.	2,658,084

94,450	Kimco Realty Corporation, (3)	2,246,021

190,459	MFA Mortgage Investments, Inc.	1,765,555

22,425	SL Green Realty Corporation, (3)	2,033,948

64,039	Starwood Property Trust Inc.	1,760,432
	Total Real Estate Investment Trust	13,050,750
	Road & Rail – 0.8%

79,718	Swift Transportation Company, (2)	1,117,646
	Semiconductors & Equipment – 2.9%

51,876	Maxim Integrated Products, Inc.	1,604,525

38,070	Semtech Corporation, (2)	1,220,905

55,832	Skyworks Solutions Inc., (2)	1,232,211
	Total Semiconductors & Equipment	4,057,641
	Software – 4.6%

77,386	CA Inc.	2,087,100

104,082	Symantec Corporation, (2)	2,529,193

50,800	Synopsys Inc., (2)	1,806,955
	Total Software	6,423,248
	Specialty Retail – 3.0%

68,284	Best Buy Co., Inc., (3)	1,774,701

41,663	Express Inc., (2)	758,683

47,369	Foot Locker, Inc.	1,651,756
	Total Specialty Retail	4,185,140
	Water Utilities – 1.0%

31,969	American Water Works Company	1,338,862
	Total Common Stocks (cost $119,373,005)	136,373,929

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 17.6%

	Money Market Funds – 17.6%

24,607,575	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$24,607,575
	Total Investments Purchased with Collateral from Securities Lending (cost $24,607,575)	24,607,575

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Value Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Funds – 1.3%

1,858,023	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$1,858,023
	Total Short-Term Investments (cost $1,858,023)	1,858,023
	Total Investments (cost $145,838,603) – 116.6%	162,839,527
	Other Assets Less Liabilities – (16.6)%	(23,179,223)
	Net Assets – 100%	$139,660,304

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $24,056,466.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Small Cap Value Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 97.4%

	Aerospace & Defense – 1.7%

18,000	Triumph Group Inc., (2)	$1,438,200
	Auto Components – 2.4%

30,399	Cooper Tire & Rubber	756,631

75,684	Dana Holding Corporation, (2)	1,305,549
	Total Auto Components	2,062,180
	Capital Markets – 4.4%

93,121	JMP Group Inc.	601,562

64,101	Manning & Napier Inc.	1,122,409

76,483	New Mountain Finance Corporation	1,165,601

82,552	Pennantpark Investment Corporation, (2)	965,858
	Total Capital Markets	3,855,430
	Chemicals – 2.5%

19,900	Kraton Performance Polymers Inc., (3)	451,929

30,000	Minerals Technologies Inc.	1,218,900

7,800	Rockwood Holdings Inc.	506,142
	Total Chemicals	2,176,971
	Commercial Banks – 9.7%

28,452	Community Bank System Inc., (2)	814,865

59,014	East West Bancorp Inc.	1,435,811

55,596	Heartland Financial USA, Inc.	1,412,694

49,651	Renasant Corporation, (2)	1,133,036

12,500	SVB Financial Group, (3)	888,875

35,000	Texas Capital BancShares, Inc., (2), (3)	1,458,100

54,000	Webster Financial Corporation	1,261,980
	Total Commercial Banks	8,405,361
	Commercial Services & Supplies – 2.7%

131,000	Acco Brands Corporation, (3)	884,250

31,892	G&K Services, Inc.	1,498,605
	Total Commercial Services & Supplies	2,382,855
	Communications Equipment – 2.9%

25,000	ADTRAN, Inc., (2)	525,000

109,259	Infinera Corporation, (2), (3)	919,961

24,950	Plantronics Inc., (2)	1,093,309
	Total Communications Equipment	2,538,270
	Computers & Peripherals – 0.6%

23,000	Cray, Inc., (3)	486,680
	Construction & Engineering – 3.2%

45,143	Emcor Group Inc.	1,688,348

46,500	MYR Group Inc., (3)	1,060,200
	Total Construction & Engineering	2,748,548
	Diversified Financial Services – 1.2%

50,000	PHH Corporation, (3)	1,054,000
	Diversified Telecommunication Services – 1.0%

80,000	Premiere Global Services, Inc., (3)	898,400

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Small Cap Value Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Electric Utilities – 2.6%

24,923	El Paso Electric Company	$933,616

31,650	UIL Holdings Corporation, (2)	1,317,906
	Total Electric Utilities	2,251,522
	Electrical Equipment – 2.2%

40,000	Babcock & Wilcox Company	1,088,000

25,000	General Cable Corporation, (3)	862,000
	Total Electrical Equipment	1,950,000
	Electronic Equipment & Instruments – 2.3%

27,000	SYNNEX Corporation, (2), (3)	934,200

78,500	Vishay Intertechnology Inc., (2), (3)	1,102,140
	Total Electronic Equipment & Instruments	2,036,340
	Energy Equipment & Services – 3.3%

48,000	Basic Energy Services, Inc., (2), (3)	659,040

91,255	Matrix Service Company, (3)	1,371,563

39,682	Patterson-UTI Energy, Inc., (2)	836,893
	Total Energy Equipment & Services	2,867,496
	Food & Staples Retailing – 0.9%

46,000	Spartan Stores, Inc., (2)	771,880
	Gas Utilities – 2.5%

19,000	Atmos Energy Corporation	843,030

26,116	Southwest Gas Corporation	1,323,298
	Total Gas Utilities	2,166,328
	Health Care Equipment & Supplies – 1.0%

27,367	Conmed Corporation, (2)	857,408
	Health Care Providers & Services – 4.1%

45,000	Bioscrip, Inc., (3)	623,700

33,784	Hanger Orthopedic Group Inc., (3)	1,026,696

14,500	Medax Inc., (2), (3)	1,286,585

27,325	US Physical Therapy, Inc.	651,975
	Total Health Care Providers & Services	3,588,956
	Hotels, Restaurants & Leisure – 2.1%

27,000	Bob Evans Farms, (2)	1,170,180

11,600	Dominos Pizza Inc., (2)	640,320
	Total Hotels, Restaurants & Leisure	1,810,500
	Household Durables – 2.5%

81,270	La Z Boy Inc.	1,467,736

36,000	Tri Pointe Homes, Incorporated, (2), (3)	684,000
	Total Household Durables	2,151,736
	Insurance – 6.3%

69,500	American Equity Investment Life Holding Company, (2)	1,059,180

110,804	CNO Financial Group Inc., (2)	1,254,301

63,086	Horace Mann Educators Corporation	1,422,589

67,598	National Financial Partners Corp., (2), (3)	1,712,933
	Total Insurance	5,449,003

30	Nuveen Investments

Shares	Description (1)	Value
	Internet Software & Services – 2.8%

95,900	Dice Holdings Inc., (3)	$809,396

87,790	Perficient, Inc., (3)	920,039

22,033	ValueClick, Inc., (3)	679,938
	Total Internet Software & Services	2,409,373
	Leisure Equipment & Products – 0.6%

60,000	LeapFrog Enterprises Inc., (2), (3)	536,400
	Machinery – 3.4%

20,374	Actuant Corporation	637,706

40,000	Altra Industrial Motion, Inc., (2)	1,066,000

40,000	TriMas Corporation, (3)	1,220,000
	Total Machinery	2,923,706
	Media – 1.9%

154,997	Belo Corp.	1,661,568
	Metals & Mining – 1.1%

9,250	Kaiser Aluminum Corporation	582,750

16,446	Schnitzer Steel Industries, Inc.	403,420
	Total Metals & Mining	986,170
	Oil, Gas & Consumable Fuels – 2.4%

34,800	Bill Barrett Corporation, (2), (3)	691,128

29,300	Energy XXI Limited Bermuda, (2)	666,282

47,547	Rex Energy Inc., (2), (3)	764,080
	Total Oil, Gas & Consumable Fuels	2,121,490
	Paper & Forest Products – 1.3%

31,067	Buckeye Technologies Inc.	1,167,809
	Personal Products – 0.7%

20,000	Inter Parfums, Inc.	579,400
	Professional Services – 1.0%

42,000	TrueBlue Inc., (2), (3)	870,240
	Real Estate Investment Trust – 8.4%

50,000	Associated Estates Realty Corp.	893,500

88,000	Brandywine Realty Trust, (2)	1,313,840

73,104	CubeSmart, (2)	1,284,437

17,700	Entertainment Properties Trust	1,000,758

35,508	LaSalle Hotel Properties, (2)	920,722

63,600	Medical Properties Trust Inc.	1,023,324

90,000	MFA Mortgage Investments, Inc.	834,300
	Total Real Estate Investment Trust	7,270,881
	Road & Rail – 0.9%

45,000	Celadon Group, Inc.	755,550
	Semiconductors & Equipment – 3.5%

186,710	Integrated Device Technology, Inc., (3)	1,327,508

39,435	International Rectifier Corporation, (2), (3)	836,416

34,226	MKS Instruments Inc., (2)	919,653
	Total Semiconductors & Equipment	3,083,577

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Small Cap Value Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Specialty Retail – 3.1%

15,000	Genesco Inc., (3)	$923,250

10,000	Group 1 Automotive Inc., (2)	604,800

12,501	Mens Wearhouse Inc.	418,784

62,121	West Marine, Inc., (2), (3)	734,891
	Total Specialty Retail	2,681,725
	Textiles, Apparel & Luxury Goods – 1.0%

51,000	Perry Ellis International, Inc.	896,070
	Thrifts & Mortgage Finance – 3.2%

87,500	Everbank Financial Corporation, (2)	1,400,000

39,000	Flushing Financial Corporation, (2)	592,020

16,500	WSFS Financial Corporation	807,511
	Total Thrifts & Mortgage Finance	2,799,531
	Total Common Stocks (cost $67,422,972)	84,691,554

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 31.2%

	Money Market Funds – 31.2%

27,163,893	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$27,163,893
	Total Investments Purchased with Collateral from Securities Lending (cost $27,163,893)	27,163,893

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 2.4%

	Money Market Funds – 2.4%

2,043,343	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$2,043,343
	Total Short-Term Investments (cost $2,043,343)	2,043,343
	Total Investments (cost $96,630,208) – 131.0%	113,898,790
	Other Assets Less Liabilities – (31.0)%	(26,939,311)
	Net Assets – 100%	$86,959,479

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $26,147,783.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Assets & Liabilities (Unaudited)

April 30, 2013

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Investments, at value (cost $1,173,785,789, $121,231,028 and $69,466,315, respectively)	$1,557,940,994	$138,231,952	$86,734,897
Investments purchased with collateral from securities lending (at cost, which approximates value)	176,472,818	24,607,575	27,163,893
Receivables:
Dividends	1,332,709	122,537	38,294
Due from broker	36,293	30,109	2,912
Investments sold	—	1,894,487	267,533
Shares sold	3,068,882	35,753	219,898
Other assets	21,653	3,670	112
Total assets	1,738,873,349	164,926,083	114,427,539
Liabilities
Payables:
Collateral from securities lending program	176,472,818	24,607,575	27,163,893
Investments purchased	—	—	119,365
Shares redeemed	1,338,411	456,896	61,550
Accrued expenses:
Management fees	945,075	114,135	78,019
Directors fees	27,725	4,159	598
12b-1 distribution and service fees	105,959	18,326	11,166
Other	542,420	64,688	33,469
Total liabilities	179,432,408	25,265,779	27,468,060
Net assets	$1,559,440,941	$139,660,304	$86,959,479
Class A Shares
Net assets	$317,295,062	$36,971,166	$37,209,858
Shares outstanding	19,595,377	1,366,880	2,525,936
Net asset value per share	$16.19	$27.05	$14.73
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$17.18	$28.70	$15.63
Class B Shares
Net assets	$1,313,673	$1,311,970	N/A
Shares outstanding	81,937	51,496	N/A
Net asset value and offering price per share	$16.03	$25.48	N/A
Class C Shares
Net assets	$37,336,378	$7,441,285	$2,162,108
Shares outstanding	2,331,596	285,543	168,227
Net asset value and offering price per share	$16.01	$26.06	$12.85
Class R3 Shares
Net assets	$29,547,656	$8,676,703	$5,664,276
Shares outstanding	1,828,236	322,255	391,553
Net asset value and offering price per share	$16.16	$26.92	$14.47
Class R6 Shares(1)
Net assets	$59,229,718	N/A	N/A
Shares outstanding	3,629,686	N/A	N/A
Net asset value, offering and redemption price per share	$16.32	N/A	N/A
Class I Shares
Net assets	$1,114,718,454	$85,259,180	$41,923,237
Shares outstanding	68,298,092	3,145,879	2,756,732
Net asset value and offering price per share	$16.32	$27.10	$15.21
Net assets consist of:
Capital paid-in	$1,085,776,961	$166,124,305	$98,687,244
Undistributed (Over-distribution of) net investment income	(131,933)	533,323	237,368
Accumulated net realized gain (loss)	89,640,708	(43,998,248)	(29,233,715)
Net unrealized appreciation (depreciation)	384,155,205	17,000,924	17,268,582
Net assets	$1,559,440,941	$139,660,304	$86,959,479
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A –	Small Cap Value does not offer Class B Shares. Mid Cap Value and Small Cap Value do not offer Class R6 Shares.
(1) –	Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Operations (Unaudited)

Six Months Ended April 30, 2013

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $148,857, $ – and $ –, respectively)	$22,483,427	$1,303,502	$813,001
Securities lending income, net	420,660	105,423	19,632
Total investment income	22,904,087	1,408,925	832,633
Expenses
Management fees	5,457,980	662,069	365,565
12b-1 service fees – Class A	360,034	45,114	41,869
12b-1 distribution and service fees – Class B	7,059	7,376	N/A
12b-1 distribution and service fees – Class C	161,982	38,559	7,810
12b-1 distribution and service fees – Class R3	62,948	23,434	10,590
Shareholder servicing agent fees and expenses	545,540	81,818	72,787
Custodian fees and expenses	122,323	22,023	12,695
Directors fees and expenses	17,220	1,861	1,132
Professional fees	38,857	14,475	12,684
Shareholder reporting expenses	73,061	13,239	8,813
Federal and state registration fees	62,489	30,765	24,867
Other expenses	12,173	2,748	1,918
Total expenses before fee waiver/expense reimbursement	6,921,666	943,481	560,730
Fee waiver/expense reimbursement	—	(42,306)	(1,797)
Net expenses	6,921,666	901,175	558,933
Net investment income (loss)	15,982,421	507,750	273,700
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	123,739,619	12,074,103	2,718,889
Change in net unrealized appreciation (depreciation) of investments	69,068,372	11,734,924	10,067,170
Net realized and unrealized gain (loss)	192,807,991	23,809,027	12,786,059
Net increase (decrease) in net assets from operations	$208,790,412	$24,316,777	$13,059,759

N/A –	Small Cap Value does not offer Class B Shares.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Dividend Value
	Six Months Ended 4/30/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$15,982,421	$25,644,589
Net realized gain (loss) from investments	123,739,619	40,955,240
Change in net unrealized appreciation (depreciation) of investments	69,068,372	87,692,871
Net increase (decrease) in net assets from operations	208,790,412	154,292,700
Distributions to Shareholders
From net investment income:
Class A	(2,937,133)	(4,532,612)
Class B	(9,276)	(33,355)
Class C	(211,848)	(350,680)
Class R3	(228,351)	(321,277)
Class R6(1)	(287,992)	—
Class I	(12,400,294)	(23,257,909)
From accumulated net realized gains:
Class A	(7,596,475)	—
Class B	(39,707)	—
Class C	(834,161)	—
Class R3	(623,435)	—
Class R6(1)	—	—
Class I	(28,858,444)	—
Decrease in net assets from distributions to shareholders	(54,027,116)	(28,495,833)
Fund Share Transactions
Fund reorganization	—	137,390,211
Proceeds from sale of shares	216,906,719	329,723,796
Proceeds from shares issued to shareholders due to reinvestment of distributions	33,054,090	13,538,292
	249,960,809	480,652,299
Cost of shares redeemed	(243,344,139)	(280,917,888)
Net increase (decrease) in net assets from Fund share transactions	6,616,670	199,734,411
Net increase (decrease) in net assets	161,379,966	325,531,278
Net assets at the beginning of period	1,398,060,975	1,072,529,697
Net assets at the end of period	$1,559,440,941	$1,398,060,975
Undistributed (Over-distribution of) net investment income at the end of period	$(131,933)	$(39,460)

(1)	Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (Unaudited) (continued)

	Mid Cap Value		Small Cap Value
	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$507,750	$1,759,372	$273,700	$437,763
Net realized gain (loss) from investments	12,074,103	9,505,619	2,718,889	8,773,503
Change in net unrealized appreciation (depreciation) of investments	11,734,924	3,105,284	10,067,170	524,575
Net increase (decrease) in net assets from operations	24,316,777	14,370,275	13,059,759	9,735,841
Distributions to Shareholders
From net investment income:
Class A	(366,544)	(268,737)	(126,553)	—
Class B	(4,764)	—	N/A	N/A
Class C	(24,117)	—	—	—
Class R3	(75,223)	(47,224)	(5,043)	—
Class R6	N/A	N/A	N/A	N/A
Class I	(1,195,031)	(1,688,085)	(267,460)	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	N/A	N/A	N/A	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,665,679)	(2,004,046)	(399,056)	—
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	7,451,193	22,235,804	12,047,583	16,610,022
Proceeds from shares issued to shareholders due to reinvestment of distributions	958,067	1,045,228	311,768	—
	8,409,260	23,281,032	12,359,351	16,610,022
Cost of shares redeemed	(52,307,872)	(104,822,100)	(15,732,404)	(32,827,602)
Net increase (decrease) in net assets from Fund share transactions	(43,898,612)	(81,541,068)	(3,373,053)	(16,217,580)
Net increase (decrease) in net assets	(21,247,514)	(69,174,839)	9,287,650	(6,481,739)
Net assets at the beginning of period	160,907,818	230,082,657	77,671,829	84,153,568
Net assets at the end of period	$139,660,304	$160,907,818	$86,959,479	$77,671,829
Undistributed (Over-distribution of) net investment income at the end of period	$533,323	$1,691,252	$237,368	$362,724

N/A –	Small Cap Value does not offer Class B Shares. Mid Cap Value and Small Cap Value do not offer Class R6 Shares.

See accompanying notes to financial statements.

36	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	37

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

DIVIDEND VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/92)
2013(e)	$14.60	$.15	$1.99	$2.14	$(.15)	$(.40)	$(.55)	$16.19
2012	13.05	.27	1.59	1.86	(.31)	—	(.31)	14.60
2011	12.42	.27	.63	.90	(.27)	—	(.27)	13.05
2010	10.76	.34	1.63	1.97	(.31)	—	(.31)	12.42
2009	10.09	.29	.71	1.00	(.33)	—	(.33)	10.76
2008	16.43	.33	(5.28)	(4.95)	(.29)	(1.10)	(1.39)	10.09
Class B (8/94)
2013(e)	14.47	.10	1.96	2.06	(.10)	(.40)	(.50)	16.03
2012	12.93	.18	1.57	1.75	(.21)	—	(.21)	14.47
2011	12.25	.17	.61	.78	(.10)	—	(.10)	12.93
2010	10.61	.24	1.61	1.85	(.21)	—	(.21)	12.25
2009	9.96	.22	.68	.90	(.25)	—	(.25)	10.61
2008	16.23	.22	(5.19)	(4.97)	(.20)	(1.10)	(1.30)	9.96
Class C (2/99)
2013(e)	14.42	.09	2.00	2.09	(.10)	(.40)	(.50)	16.01
2012	12.92	.17	1.54	1.71	(.21)	—	(.21)	14.42
2011	12.26	.17	.62	.79	(.13)	—	(.13)	12.92
2010	10.63	.26	1.60	1.86	(.23)	—	(.23)	12.26
2009	9.98	.21	.69	.90	(.25)	—	(.25)	10.63
2008	16.26	.22	(5.20)	(4.98)	(.20)	(1.10)	(1.30)	9.98
Class R3 (9/01)
2013(e)	14.58	.13	1.98	2.11	(.13)	(.40)	(.53)	16.16
2012	13.03	.24	1.59	1.83	(.28)	—	(.28)	14.58
2011	12.41	.23	.63	.86	(.24)	—	(.24)	13.03
2010	10.76	.30	1.64	1.94	(.29)	—	(.29)	12.41
2009	10.08	.28	.68	.96	(.28)	—	(.28)	10.76
2008	16.41	.29	(5.26)	(4.97)	(.26)	(1.10)	(1.36)	10.08
Class R6 (2/13)
2013(d)	15.36	.04	1.00	1.04	(.08)	—	(.08)	16.32
Class I (8/94)
2013(e)	14.72	.17	2.00	2.17	(.17)	(.40)	(.57)	16.32
2012	13.16	.31	1.60	1.91	(.35)	—	(.35)	14.72
2011	12.53	.31	.64	.95	(.32)	—	(.32)	13.16
2010	10.85	.37	1.65	2.02	(.34)	—	(.34)	12.53
2009	10.18	.32	.70	1.02	(.35)	—	(.35)	10.85
2008	16.55	.36	(5.30)	(4.94)	(.33)	(1.10)	(1.43)	10.18

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.18%	$317,295	1.12	%*	2.03	%*	1.12	%*	2.03	%*	29%
14.31	273,317	1.16		1.95		1.16		1.95		24
7.28	176,954	1.14		2.05		1.14		2.05		33
18.46	125,226	1.19		2.87		1.17		2.89		29
10.32	100,059	1.19		3.00		1.19		3.00		48
(32.51)	100,824	1.17		2.45		1.17		2.45		32

14.68	1,314	1.87	*	1.32	*	1.87	*	1.32	*	29
13.51	1,525	1.91		1.33		1.91		1.33		24
6.45	3,016	1.89		1.32		1.89		1.32		33
17.59	5,039	1.94		2.05		1.92		2.07		29
9.41	7,237	1.94		2.28		1.94		2.28		48
(32.95)	9,113	1.92		1.69		1.92		1.69		32

14.93	37,336	1.87	*	1.26	*	1.87	*	1.26	*	29
13.29	29,234	1.91		1.21		1.91		1.21		24
6.42	18,714	1.89		1.31		1.89		1.31		33
17.60	11,107	1.94		2.20		1.92		2.22		29
9.41	4,921	1.94		2.23		1.94		2.23		48
(32.95)	4,625	1.92		1.69		1.92		1.69		32

14.99	29,548	1.38	*	1.75	*	1.38	*	1.75	*	29
14.13	21,649	1.41		1.70		1.41		1.70		24
6.93	12,092	1.41		1.75		1.41		1.75		33
18.16	1,204	1.41		2.48		1.39		2.50		29
9.92	122	1.45		2.94		1.45		2.94		48
(32.64)	535	1.42		2.20		1.42		2.20		32

6.77	59,230	.83	*	1.60	*	.83	*	1.60	*	29

15.28	1,114,718	.87	*	2.30	*	.87	*	2.30	*	29
14.65	1,072,335	.91		2.23		.91		2.23		24
7.56	861,754	.89		2.30		.89		2.31		33
18.78	684,540	.94		3.12		.92		3.10		29
10.51	570,690	.94		3.25		.94		3.25		48
(32.29)	574,162	.92		2.70		.92		2.70		32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through April 30, 2013.
(e)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/87)
2013(d)	$23.22	$.07	$4.01	$4.08	$(.25)	$—	$(.25)	$27.05
2012	21.83	.18	1.35	1.53	(.14)	—	(.14)	23.22
2011	22.20	.07	(.19)	(.12)	(.25)	—	(.25)	21.83
2010	18.28	.12	4.00	4.12	(.20)	—	(.20)	22.20
2009	16.13	.24	1.99	2.23	(.08)	—	(.08)	18.28
2008	27.83	.21	(9.92)	(9.71)	(.16)	(1.83)	(1.99)	16.13
Class B (8/94)
2013(d)	21.79	(.02)	3.78	3.76	(.07)	—	(.07)	25.48
2012	20.52	.01	1.26	1.27	—	—	—	21.79
2011	20.87	(.10)	(.18)	(.28)	(.07)	—	(.07)	20.52
2010	17.21	(.04)	3.78	3.74	(.08)	—	(.08)	20.87
2009	15.22	.13	1.87	2.00	(.01)	—	(.01)	17.21
2008	26.48	.03	(9.39)	(9.36)	(.07)	(1.83)	(1.90)	15.22
Class C (2/99)
2013(d)	22.29	(.02)	3.86	3.84	(.07)	—	(.07)	26.06
2012	20.99	.01	1.29	1.30	—	—	—	22.29
2011	21.36	(.10)	(.18)	(.28)	(.09)	—	(.09)	20.99
2010	17.61	(.04)	3.86	3.82	(.07)	—	(.07)	21.36
2009	15.58	.12	1.92	2.04	(.01)	—	(.01)	17.61
2008	27.05	.03	(9.60)	(9.57)	(.07)	(1.83)	(1.90)	15.58
Class R3 (9/01)
2013(d)	23.08	.04	3.99	4.03	(.19)	—	(.19)	26.92
2012	21.70	.12	1.33	1.45	(.07)	—	(.07)	23.08
2011	22.05	.01	(.19)	(.18)	(.17)	—	(.17)	21.70
2010	18.15	.06	3.99	4.05	(.15)	—	(.15)	22.05
2009	16.04	.19	1.98	2.17	(.06)	—	(.06)	18.15
2008	27.72	.15	(9.87)	(9.72)	(.13)	(1.83)	(1.96)	16.04
Class I (2/94)
2013(d)	23.29	.11	4.01	4.12	(.31)	—	(.31)	27.10
2012	21.99	.24	1.33	1.57	(.27)	—	(.27)	23.29
2011	22.37	.15	(.22)	(.07)	(.31)	—	(.31)	21.99
2010	18.42	.16	4.05	4.21	(.26)	—	(.26)	22.37
2009	16.24	.28	2.01	2.29	(.11)	—	(.11)	18.42
2008	27.98	.27	(9.99)	(9.72)	(.19)	(1.83)	(2.02)	16.24

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

17.74%	$36,971	1.37	%*	.54%*	1.32	%*	.59	*	58%
7.03	35,633	1.49		.58	1.28		.79		140
(.64)	52,334	1.33		.27	1.31		.30		123
22.65	76,667	1.25		.58	1.25		.58		123
13.95	130,222	1.25		1.52	1.25		1.52		106
(37.32)	124,275	1.23		.90	1.23		.90		93

17.31	1,312	2.13	*	(.21 )*	2.07	*	(.15	)*	58
6.19	1,568	2.24		(.18)	2.02		.04		140
(1.35)	2,073	2.08		(.48)	2.06		(.45)		123
21.77	2,815	2.00		(.20)	2.00		(.20)		123
13.13	3,481	1.98		.85	1.98		.85		106
(37.82)	4,133	1.98		.14	1.98		.14		93

17.29	7,441	2.13	*	(.22 )*	2.07	*	(.16	)*	58
6.19	7,855	2.24		(.17)	2.02		.05		140
(1.35)	8,957	2.08		(.48)	2.06		(.45)		123
21.74	11,564	2.00		(.21)	2.00		(.21)		123
13.10	12,040	2.00		.80	2.00		.80		106
(37.80)	13,154	1.98		.14	1.98		.14		93

17.59	8,677	1.63	*	.29 *	1.57	*	.35	*	58
6.70	9,576	1.74		.31	1.53		.52		140
(.87)	15,310	1.58		.03	1.56		.06		123
22.40	20,195	1.50		.30	1.50		.30		123
13.63	25,664	1.50		1.21	1.50		1.21		106
(37.47)	23,423	1.49		.64	1.49		.64		93

17.89	85,259	1.12	*	.79 *	1.07	*	.84	*	58
7.23	106,276	1.24		.82	1.03		1.03		140
(.42)	151,409	1.07		.65	1.06		.65		123
22.98	470,266	1.00		.78	1.00		.78		123
14.24	440,968	1.00		1.76	1.00		1.76		106
(37.17)	415,486	.99		1.14	.99		1.14		93

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP VALUE
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/94)
2013(d)	$12.63	$.04	$2.11	$2.15	$(.05)	$—	$(.05)	$14.73
2012	11.30	.05	1.28	1.33	—	—	—	12.63
2011	10.26	(.05)	1.09	1.04	—	—	—	11.30
2010	8.22	(.01)	2.07	2.06	(.02)	—	(.02)	10.26
2009	8.12	.03	.15	.18	(.08)	—	(.08)	8.22
2008	13.52	.08	(3.97)	(3.89)	(.14)	(1.37)	(1.51)	8.12
Class C (2/99)
2013(d)	11.02	(.01)	1.84	1.83	—	—	—	12.85
2012	9.93	(.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(.12)	.97	.85	—	—	—	9.93
2010	7.31	(.07)	1.84	1.77	—	—	—	9.08
2009	7.22	(.02)	.13	.11	(.02)	—	(.02)	7.31
2008	12.19	— *	(3.54)	(3.54)	(.06)	(1.37)	(1.43)	7.22
Class R3 (9/01)
2013(d)	12.39	.02	2.08	2.10	(.02)	—	(.02)	14.47
2012	11.11	.02	1.26	1.28	—	—	—	12.39
2011	10.11	(.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(.03)	2.04	2.01	—	—	—	10.11
2009	8.00	.01	.15	.16	(.06)	—	(.06)	8.10
2008	13.35	.05	(3.91)	(3.86)	(.12)	(1.37)	(1.49)	8.00
Class I (8/94)
2013(d)	13.06	.06	2.18	2.24	(.09)	—	(.09)	15.21
2012	11.65	.08	1.33	1.41	—	—	—	13.06
2011	10.55	(.02)	1.12	1.10	—	—	—	11.65
2010	8.45	.01	2.13	2.14	(.04)	—	(.04)	10.55
2009	8.36	.05	.15	.20	(.11)	—	(.11)	8.45
2008	13.87	.11	(4.08)	(3.97)	(.17)	(1.37)	(1.54)	8.36

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

17.09%	$37,210	1.48	%***	.56	%***	1.48	%***	.57	%***	21%
11.77	32,208	1.58		.26		1.46		.39		46
10.14	31,814	1.48		(.41)		1.46		(.40)		41
25.15	32,332	1.34		(.11)		1.34		(.11)		58
2.40	29,026	1.37		.46		1.37		.46		73
(31.75)	28,344	1.31		.75		1.31		.75		49

16.61	2,162	2.24	***	(.23	)***	2.23	***	(.23	)***	21
10.98	1,367	2.34		(.47)		2.21		(.34)		46
9.36	1,498	2.23		(1.18)		2.21		(1.18)		41
24.21	1,843	2.09		(.86)		2.09		(.86)		58
1.56	2,080	2.12		(.27)		2.12		(.27)		73
(32.23)	2,373	2.06		—	**	2.06		—	**	49

16.97	5,664	1.75	***	.22	***	1.74	***	.23	***	21
11.52	2,653	1.83		.01		1.71		.14		46
9.89	2,246	1.73		(.66)		1.71		(.65)		41
24.85	2,111	1.59		(.35)		1.59		(.35)		58
2.14	2,327	1.62		.19		1.62		.19		73
(31.90)	2,159	1.56		.50		1.56		.50		49

17.30	41,923	1.23	***	.83	***	1.23	***	.84	***	21
12.02	41,444	1.34		.53		1.21		.66		46
10.43	48,596	1.21		(.16)		1.21		(.16)		41
25.43	180,875	1.09		.14		1.09		.14		58
2.59	149,515	1.12		.72		1.12		.72		73
(31.56)	158,112	1.06		1.00		1.06		1.00		49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Rounds to less than $.01 per share.
**	Rounds to less than .01%.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware Corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. In selecting securities, Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $699 million to $19.2 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase. In selecting stocks, the Sub-Adviser invests in companies that it believes meet at least two of the following criteria:

•	Undervalued relative to other companies in the same industry or market;
•	Good or improving fundamentals; and
•	An identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

On February 28, 2013, Dividend Value began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Funds’ prospectus, were exchanged to Class R6 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the

44	Nuveen Investments

NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders at least annually for each Fund with the exception of Dividend Value, which declares and distributes dividends from net investment income to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

The Funds may receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Dividend Value and Mid Cap Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit ris k by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations, which are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended April 30, 2013, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$54,746	$19,378	$2,164

46	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs, (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,541,920,071	$—	$—	$1,541,920,071
Investments Purchased with Collateral from Securities Lending	176,472,818	—	—	176,472,818
Short-Term Investments:
Money Market Funds	16,020,923	—	—	16,020,923
Total	$1,734,413,812	$—	$—	$1,734,413,812

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$136,373,929	$—	$—	$136,373,929
Investments Purchased with Collateral from Securities Lending	24,607,575	—	—	24,607,575
Short-Term Investments:
Money Market Funds	1,858,023	—	—	1,858,023
Total	$162,839,527	$—	$—	$162,839,527

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$84,691,554	$—	$—	$84,691,554
Investments Purchased with Collateral from Securities Lending	27,163,893	—	—	27,163,893
Short-Term Investments:
Money Market Funds	2,043,343	—	—	2,043,343
Total	$113,898,790	$—	$—	$113,898,790
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2013.

4. Fund Shares

Transactions in Fund shares were as follows:

	Dividend Value
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares issued from reorganization:
Class A	—	$—	2,866,093	$46,725,301
Class C	—	—	72,150	1,152,063
Class R3	—	—	21,533	349,365
Class I	—	—	5,445,884	89,163,482
Shares sold:
Class A	2,482,750	37,742,053	5,674,770	75,791,170
Class B	3,047	45,430	8,550	118,690
Class C	405,871	6,163,798	746,162	10,170,847
Class R3	557,919	8,412,274	756,797	10,690,622
Class R6 – exchange of Class I Shares	3,668,683	56,350,962	N/A	N/A
Class I	7,127,153	108,192,202	17,004,678	232,952,467
Shares issued to shareholders due to reinvestment of distributions:
Class A	679,929	9,849,593	299,861	4,205,570
Class B	3,202	45,683	2,305	31,580
Class C	64,588	921,113	22,044	305,305
Class R3	56,600	817,457	22,759	319,502
Class R6	18,090	287,992	N/A	N/A
Class I	1,449,210	21,132,252	612,741	8,676,335
	16,517,042	249,960,809	33,556,327	480,652,299
Shares redeemed:
Class A	(2,283,793)	(34,321,162)	(3,678,945)	(50,796,593)
Class B	(29,734)	(445,192)	(138,594)	(1,919,513)
Class C	(165,829)	(2,491,514)	(262,178)	(3,631,206)
Class R3	(271,334)	(4,095,062)	(244,006)	(3,402,933)
Class R6	(57,087)	(900,000)	N/A	N/A
Class I	(9,468,150)	(144,740,247)	(15,711,730)	(221,167,643)
Class I – exchange to Class R6 Shares	(3,668,683)	(56,350,962)	—	—
	(15,944,610)	(243,344,139)	(20,035,453)	(280,917,888)
Net increase (decrease)	572,432	$6,616,670	13,520,874	$199,734,411
N/A –	Class R6 Shares were established and commenced operations on February 28, 2013.

48	Nuveen Investments

	Mid Cap Value
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	110,009	$2,781,347	175,883	$3,966,504
Class B	149	3,585	—	—
Class C	17,842	452,839	12,581	251,535
Class R3	35,196	891,343	122,017	2,606,675
Class I	133,420	3,322,079	689,001	15,411,090
Shares issued to shareholders due to reinvestment of distributions:
Class A	15,342	357,321	11,855	260,482
Class B	210	4,622	—	—
Class C	1,012	22,773	—	—
Class R3	3,235	75,055	2,157	47,196
Class I	21,368	498,296	33,419	737,550
	337,783	8,409,260	1,046,913	23,281,032
Shares redeemed:
Class A	(293,356)	(7,404,828)	(1,049,825)	(23,506,293)
Class B	(20,855)	(499,543)	(29,021)	(631,933)
Class C	(85,761)	(2,107,619)	(86,907)	(1,881,579)
Class R3	(131,037)	(3,333,618)	(414,919)	(9,311,285)
Class I	(1,571,801)	(38,962,264)	(3,046,004)	(69,491,010)
	(2,102,810)	(52,307,872)	(4,626,676)	(104,822,100)
Net increase (decrease)	(1,765,027)	$(43,898,612)	(3,579,763)	$(81,541,068)

	Small Cap Value
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	235,871	$3,298,775	198,937	$2,422,979
Class C	48,654	614,318	26,365	284,629
Class R3	245,611	3,305,883	68,411	810,255
Class I	345,342	4,828,607	1,054,781	13,092,159
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,682	124,510	—	—
Class C	—	—	—	—
Class R3	397	5,021	—	—
Class I	13,743	182,237	—	—
	899,300	12,359,351	1,348,494	16,610,022
Shares redeemed:
Class A	(269,421)	(3,668,996)	(464,772)	(5,674,047)
Class C	(4,464)	(51,137)	(53,180)	(558,580)
Class R3	(68,610)	(953,191)	(56,397)	(678,920)
Class I	(776,703)	(11,059,080)	(2,051,716)	(25,916,055)
	(1,119,198)	(15,732,404)	(2,626,065)	(32,827,602)
Net increase (decrease)	(219,898)	$(3,373,053)	(1,277,571)	$(16,217,580)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2013, and fiscal year ended October 31, 2012, were as follows:

Fund	Six Months Ended 4/30/13	Year Ended 10/31/12
Dividend Value	8,251	113,604
Mid Cap Value	2,305	23,767

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the six months ended April 30, 2013, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$412,023,884	$86,172,242	$17,375,551
Sales	441,473,296	133,725,487	21,869,229

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,351,258,886	$146,539,864	$96,630,211
Gross unrealized:
Appreciation	$395,313,590	$18,019,745	$19,360,103
Depreciation	(12,158,664)	(1,720,082)	(2,091,524)
Net unrealized appreciation (depreciation) of investments	$383,154,926	$16,299,663	$17,268,579

Permanent differences, primarily due to the federal taxes paid, tax equalization, REIT adjustments, investments in partnerships, nondeductible reorganization expense, reorganization adjustments and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2012, the Funds’ last tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$34,503,208	$155,170	$204,112
Undistributed (Over-distribution of) net investment income	820,496	434,619	(64,081)
Accumulated net realized gain (loss)	(35,323,704)	(589,789)	(140,031)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2012, the Funds’ last tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$—	$1,705,871	$373,682
Undistributed net long-term capital gains	37,679,223	—	—
1	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[2]	$27,602,132	$2,004,046	$—
Distributions from net long-term capital gains	893,701	—	—
2	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

50	Nuveen Investments

As of October 31, 2012, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Dividend* Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$32,868,293	$—	$—
October 31, 2017	—	55,371,090	31,952,601
Total	$32,868,293	$55,371,090	$31,952,601
*	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended October 31, 2012, the Funds utilized their capital loss carryforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$1,501,503	$10,167,842	$8,837,587

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended October 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value Fund-Level Fee Rate	Mid Cap Value Fund-Level Fee Rate	Small Cap Value Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.7000%
For the next $125 million	.5875	.6875	.6875
For the next $250 million	.5750	.6750	.6750
For the next $500 million	.5625	.6625	.6625
For the next $1 billion	.5500	.6500	.6500
For net assets over $2 billion	.5250	.6250	.6250

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Dividend Value	.1851%
Mid Cap Value	.2000
Small Cap Value	.2000

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Mid Cap Value	Small Cap Value
Class A Shares	1.34%	1.50%
Class B Shares	2.09	N/A
Class C Shares	2.09	2.25
Class R3 Shares	1.59	1.75
Class I Shares	1.09	1.25
Expiration Date	February 28, 2014	February 28, 2014

N/A –	Small Cap Value does not offer Class B Shares.

The Adviser agreed to reimburse management fees across all share classes of Dividend Value through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

Dividend Value
Maximum Expense Level	.95%
Minimum Management Fee	.78

52	Nuveen Investments

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$200,591	$8,204	$8,509
Paid to financial intermediaries	176,621	7,176	7,605

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$53,379	$687	$4,118

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$45,240	$6,482	$1,446

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2013, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$2,257	$754	$4

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FSTK-0413P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen International Fund	FAIAX	FIACX	ARQIX	FAICX
Nuveen International Select Fund	ISACX	ICCSX	—	ISYCX
Nuveen Quantitative Enhanced Core Equity Fund	FQCAX	FQCCX	—	FQCYX
Nuveen Tactical Market Opportunities Fund	NTMAX	NTMCX	—	FGTYX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

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OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Approved Fund Reorganization

During April 2013, the Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and Nuveen Investment Trust II (“NIT II”) approved the reorganization of Nuveen Quantitative Enhanced Core Equity Fund, a series of NIF, into Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund), a series of NIT II.

During June 2013, subsequent to the close of this reporting period, the Board of Directors of NIF approved the reorganization of Nuveen International Fund into Nuveen International Select Fund. Each Fund is a series of NIF.

Nuveen Quantitative Enhanced Core Equity Fund and Nuveen International Fund are referred to individually as an “Acquired Fund” and collectively as the “Acquired Funds.” Nuveen Symphony Low Volatility Fund and Nuveen International Select are referred to individually as an “Acquiring Fund” and collectively as the “Acquiring Funds.”

In the case of each reorganization, in order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund. If the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Fund will then be distributed to shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of these transactions, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each Acquired Fund, a special meeting of Acquired Fund shareholders will be held for the purpose of voting on the reorganization. This meeting is expected to be held in late September 2013 for Nuveen Quantitative Enhanced Core Equity Fund and in late October 2013 for Nuveen International Fund. In each case, if the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to Nuveen Quantitative Enhanced Core Equity Fund shareholders in late August 2013 to Nuveen International Fund shareholders in late September 2013.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Nuveen International Fund

Nuveen International Select Fund

Nuveen Quantitative Enhanced Core Equity Fund

Nuveen Tactical Market Opportunities Fund

During this period, the Nuveen International Fund was managed by a team of managers associated with three different sub-advisers: Nuveen Asset Management, LLC, an affiliate of

Nuveen Investments	5

Nuveen Investments; Altrinisic Global Advisors, LLC; and Hansberger Global Investors, Inc. The Nuveen International Select Fund was managed by a team of managers associated with four different sub-advisers: Nuveen Asset Management, LLC; Altrinsic Global Advisors, LLC; Hansberger Global Investors, Inc.; and Lazard Asset Management LLC.

Effective after the close of business on June 21, 2013 (subsequent to the close of this reporting period), the board of Directors for Nuveen Investment Funds, Inc. approved the removal of Hansberger Global Investors, Inc. as an investment sub-adviser to both the Nuveen International Fund and the Nuveen International Select Fund. The assets managed by Hansberger Global Investors Inc. will be reallocated to Nuveen Asset Management, LLC, one of the existing sub-advisers to the Funds. Altrinsic Global Advisors, LLC, remains a sub-adviser to both Funds and Lazard Asset Management LLC also remains a sub-adviser to the International Select Fund. As part of this reallocation, Tracy Stouffer, CFA, and Jay Rosenberg have been named as portfolio managers of both Funds, effective June 24, 2013. Tracy is a senior vice president and portfolio manager for Nuveen Asset Management, LLC. Jay is a managing director and portfolio manager for Nuveen Asset Management, LLC. The Funds’ investment objectives, principal investment strategies and principal risks are not expected to change.

The Nuveen Quantitative Enhanced Core Equity Fund and the Nuveen Tactical Market Opportunities Fund are managed by a team of managers from Nuveen Asset Management, LLC.

Effective January 1, 2013, the Nuveen Tactical Market Opportunities Fund is subject to regulation as a commodity pool under the Commodity Exchange Act, and the Adviser, Nuveen Fund Advisors, LLC, has registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. The CFTC has proposed amendments to its rules which, upon their compliance dates, will subject the Fund and its Adviser to additional disclosure, reporting and recordkeeping rules, compliance with which is likely to increase the Fund’s expenses.

On the following pages, the portfolio management teams for the four Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2013.

Nuveen International Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average and underperformed the MSCI EAFE Index.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment

6	Nuveen Investments

companies that provide exposure to foreign issuers. During this reporting period, two of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC and Hansberger Global Investors, Inc., selected stocks for the Fund according to the developed markets value and developed markets growth styles, respectively. The Fund’s third sub-adviser, Nuveen Asset Management, LLC, selected stocks for the Fund in the infrastructure sector, and also maintained strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc.). Nuveen Asset Management’s oversight role includes allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

In aggregate, stock selection was not successful during the period and accounted for much of the Fund’s shortfall versus the MSCI EAFE Index. For example, shares fell significantly for one of the world’s largest electronics contract manufacturers: Hon Hai Precision Industry Co., Ltd. This Taiwanese company, which assembles a huge share of the world’s electronic devices including iPhones and iPads through its Foxconn unit, saw revenues drop as several firms’ sales declined. (Apple accounts for approximately 40% of the company’s production.) Also, Mitsubishi Corp., a general trading company with a broad array of business groups, saw profits shrink dramatically in its metals unit. This business unit, Mitsubishi’s biggest earner last year, was hurt by a decline in iron ore and coal prices due to China’s economic slowdown as well as strikes at Australian mines. Fund results were also hindered by a position in Korean auto producer Hyundai Motor Company Ltd. Hyundai Motor faced headwinds from a weak auto sales forecast and a strengthening won, which will weigh on profits. A strengthening won undermines Korean exporters because it cuts the value of overseas earnings. For similar reasons, shares of Hyundai Glovis Co. Ltd. (the logistics and distribution unit of Hyundai Motor Group) dropped during the period. Meanwhile, major Australian bank Westpac Banking Corp. advanced significantly throughout the six-month reporting period. The Fund’s lack of exposure to Westpac Banking, which is in the MSCI EAFE Index, hurt results.

Several of the Fund’s themes aided performance during the six-month reporting period, helping it to outperform the Lipper peer group. The most notable benefit was our well-timed shift from being dramatically underweight in Japan to a slight overweight. We used futures contracts to increase Japanese exposure because the Fund was underweight to Japan in terms of individual stocks owned by the sub-advisers. The Fund’s benefit was twofold as the Nikkei Index rose rather sharply, while the yen, to which the futures have very little exposure, fell; therefore, the Fund got all the benefit of Japanese equity exposure without the drag from the yen. The Japanese bull market began in the fourth quarter of 2012 with the arrival of the new LDP administration led by Prime Minister Shinzo Abe. He articulated three bold new policies to the market designed to re-invigorate Japan’s weak economy including: a strong dose of quantitative easing, a commitment to fiscal easing and a commitment to reverse the historical effects of deflation. Widespread optimism for “Abenomics” led to a massive rally in the Japanese equity market, while at the same time dramatically reducing the value of the yen.

In terms of other country weights, the Fund was aided by our ongoing underweight to equity markets in the Eurozone nations. We maintained this underweight as Europe remained a dramatically weakened economy with many countries experiencing the longest and/or deepest recessions on record. The United Kingdom narrowly dodged a triple-dip recession as the country continues to be plagued by its heavy reliance on an

Nuveen Investments	7

overcommitted financial industry, which is still trying to find its footing under new regulations brought about by the 2008 crisis. In addition, an overweight in more conservative European utility stocks was beneficial as these companies are paying higher dividends and are less susceptible to market volatility.

Elsewhere around the globe, the Fund’s underweight to India was helpful. India’s stock market continues to struggle as heavy government interference in the economy makes it difficult for businesses to be profitable and expand. Another successful strategy was our underweight in South Africa, where high inflation and ongoing labor disputes have sapped the nation’s productivity. However, some of this successful underweight was offset by unfavorable stock selection within South Africa. Also, the Fund’s overweight in Brazil, due to the sub-advisers’ individual holdings, was detrimental during the period. We would have liked to remove some of the economic exposure to Brazil’s general economic conditions (especially its commodity and export oriented dependencies) that accompanies the specific companies the Fund holds; however, Brazilian futures contracts are not available for investment. World commodity prices experienced sharp price drops during the period based on the slowing global economy, particularly declining growth in China. Likewise, the Fund’s slight overweight in Russia, a major exporter of both natural gas and oil, was a negative contributor. We have favored Russia for quite some time based on the thesis that energy will continue to be in high demand as developing economies grow. However, Russian stock market returns were not favorable as its economy remains heavily dependent on these energy exports, which fell in price during the period.

Across the portfolio, the Fund’s performance benefited from several successful foreign currency exposures. Notable contributors included foreign currency futures that reflected positive outlooks on the British pound and Russian ruble and negative outlooks on the weakening Japanese yen, Australian dollar and European euro.

The Fund did experience favorable security selection in emerging markets. Two of the Fund’s most successful emerging market positions were found in the technology sector and directly benefited from the mobile computing revolution. The most significant tech contributor was a holding not found in the benchmark: South Korea-based Samsung Electronics, GDR, the maker of a wide variety of consumer electronic products. Samsung Electronics recently posted record quarterly profits, mainly driven by growing sales of its smartphones. The company has been able to successfully displace its biggest rival Apple Inc. in the smartphone market by offering a broader range of models at multiple price points, tapping into a larger share of emerging market consumers. The Fund also benefited from a position in U.K.-based ARM Holdings, which is part of the benchmark index. ARM Holdings, the designer and licensor of the chips that power the majority of smartphones and tablets, also reported strong quarterly revenue and earnings growth fueled by licensing and record royalty revenue. Outside of the emerging markets, shares of Japanese firm Sumitomo Mitsui Trust Holdings, Inc. also advanced strongly during the period. This holding company, which is engaged in a wide variety of trust, banking, credit card, leasing and real estate businesses, gained after it announced plans to pay back all of its public bailout funds to the Japanese government.

In terms of sector and industry exposure, a modest overweight in technology was our most beneficial sector weight, while underweights in consumer discretionary, health care and financial stocks were detrimental to performance. However, the Fund benefited from

8	Nuveen Investments

our overall avoidance of the materials and mining industries, which saw weak returns over the period. For example, the Fund did not own a significant weight in one of the MSCI EAFE Index’s larger positions, BHP Billiton Limited, one of Australia’s biggest coal and iron mining companies. As one of China’s biggest suppliers of coal and iron ore, BHP Billiton’s stock price took a hit as China’s growth continued to slow to its lowest rate in more than a decade, while metal and coal prices fell by double digits in the past year. Although we did avoid metals and mining stocks for the most part during the reporting period, the Fund had a position in a Gold Miners Index ETF that slightly hindered results. However, we sold the Gold Miners position in early March before the price of gold plummeted significantly.

In addition to those mentioned previously, the Fund continued to use other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the period, these derivative positions contributed meaningfully to performance.

Nuveen International Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and since inception periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average and performed in line with the MSCI All Country World Investable Market Index (ex U.S.).

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of foreign issuers that trade in the U.S. or foreign markets, depositary receipts representing shares of foreign issuers, and exchange-traded funds and other investment companies that provide exposure to foreign issuers. During this reporting period, three of the Fund’s sub-advisers, Altrinsic Global Advisors, LLC, Hansberger Global Investors, Inc., and Lazard Asset Management LLC, selected stocks for the Fund according to the developed markets value, developed markets growth or emerging market styles, respectively. The Fund’s fourth sub-adviser, Nuveen Asset Management, LLC, selected stocks for the Fund in the infrastructure sector, and also maintained strategic oversight of the Fund (subject to the supervision of the Fund’s investment adviser, Nuveen Fund Advisors, Inc.). Nuveen Asset Management’s oversight role includes allocating assets among the sub-advisers (including itself) and tactically adjusting the overall portfolio balance and country emphasis using index related investments.

Several of the Fund’s themes aided performance during the six-month reporting period, helping it to outperform the Lipper peer group. The most notable benefit was our well-timed shift from being dramatically underweight in Japan to a slight overweight. We used futures contracts to increase Japanese exposure because the Fund was underweight

Nuveen Investments	9

to Japan in terms of individual stocks owned by the sub-advisers. The Fund’s benefit was two-fold as the Nikkei Index rose rather sharply, while the yen, to which the futures have very little exposure, fell; therefore, the Fund got all the benefit of Japanese equity exposure without the drag from the yen. The Japanese bull market began in the fourth quarter of 2012 with the arrival of the new LDP administration led by Prime Minister Shinzo Abe. He articulated three bold new policies to the market designed to re-invigorate Japan’s weak economy including: a strong dose of quantitative easing, a commitment to fiscal easing and a commitment to reverse the historical effects of deflation. Widespread optimism for “Abenomics” led to a massive rally in the Japanese equity market, while at the same time dramatically reducing the value of the yen.

In terms of other country weights, the Fund was aided by our ongoing underweight to equity markets in the Eurozone nations. We maintained this underweight as Europe remained a dramatically weakened economy with many countries experiencing the longest and/or deepest recessions on record. Specifically in Europe, the Fund benefited from our emphasis on countries in the Northern half of the continent and a significant underweight to France as well as the United Kingdom. The U.K. narrowly dodged a triple-dip recession as the country continues to be plagued by its heavy reliance on an overcommitted financial industry, which is still trying to find its footing under new regulations brought about by the 2008 crisis. In addition, an overweight in more conservative European utility stocks was beneficial as these companies are paying higher dividends and are less susceptible to market volatility.

Elsewhere around the globe, the Fund’s underweight to India was helpful. India’s stock market continues to struggle as heavy government interference in the economy makes it difficult for businesses to be profitable and expand. Another successful strategy was our underweight in South Africa, where high inflation and ongoing labor disputes have sapped the nation’s productivity. However, some of this successful underweight was offset by unfavorable stock selection within South Africa. Also, the Fund’s overweight in Brazil, due to individual holdings, was detrimental during the period. We would have liked to remove some of the economic exposure to Brazil’s general economic conditions (especially its commodity- and export-oriented dependencies) that accompanies the specific companies the Fund holds; however, Brazilian futures contracts are not available for investment. World commodity prices experienced sharp price drops during the period based on the slowing global economy, particularly declining growth in China. Likewise, the Fund’s slight overweight in Russia, a major exporter of both natural gas and oil, was a negative contributor. We have favored Russia for quite some time based on the thesis that energy will continue to be in high demand as developing economies grow. However, Russian stock market returns were not favorable as its economy remains heavily dependent on these energy exports, which fell in price during the period.

Across the portfolio, the Fund’s performance benefited from several successful foreign currency exposures. Notable contributors included foreign currency futures that reflected positive outlooks on the British pound and Russian ruble and negative outlooks on the weakening Japanese yen, Australian dollar and European euro.

In aggregate, stock selection was not successful during the period. For example, shares fell significantly for one of the world’s largest electronics contract manufacturers: Hon Hai Precision Industry Co., Ltd. This Taiwanese company, which assembles a huge share of

10	Nuveen Investments

the world’s electronic devices including iPhones and iPads through its Foxconn unit, saw revenues drop as several firms’ sales declined. (Apple accounts for approximately 40% of the company’s production.) Also, Mitsubishi Corp., a general trading company with a broad array of business groups, saw profits shrink dramatically in its metals unit. This business unit, Mitsubishi’s biggest earner last year, was hurt by a decline in iron ore and coal prices due to China’s economic slowdown as well as strikes at Australian mines. Shares of Latin America’s largest telecommunications provider, America Movil SAB de CV, fell steadily in 2013. The company, which provides telecommunications services primarily in the United States, Latin America and the Caribbean, has been hurt by weak results and the threat of new Mexican regulations that could materially affect its business. In addition, Fund holding Baidu Inc., China’s leading online search provider, underperformed. After surging initially during the period, shares of Baidu retreated due to several factors including: slower growth; increased competition in the online advertising industry from newer players; and low market share in the mobile search market. Meanwhile, major Australian bank Westpac Banking Corp. advanced significantly throughout the six months. The Fund’s lack of exposure to Westpac Banking, which is in the MSCI All Country World Investable Market Index (ex U.S.), hurt results.

On the other hand, the Fund did experience favorable security selection in emerging markets. Three of the Fund’s most successful emerging market positions were found in the technology sector and directly benefited from the mobile computing revolution. The most significant tech contributor was a holding not found in the benchmark: South Korea-based Samsung Electronics, GDR, the maker of a wide variety of consumer electronic products. Samsung Electronics recently posted record quarterly profits, mainly driven by growing sales of its smartphones. The company has been able to successfully displace its biggest rival Apple Inc. in the smartphone market by offering a broader range of models at multiple price points, tapping into a larger share of emerging market consumers. The Fund also benefited from a position in U.K.-based ARM Holdings, which is part of the benchmark index. ARM Holdings, the designer and licensor of the chips that power the majority of smartphones and tablets, also reported strong quarterly revenue and earnings growth fueled by licensing and record royalty revenue. Results were aided by a position in Taiwan Semiconductor Manufacturing, a producer of integrated circuits used in mobile computing and other communication devices. The company benefited from its guidance for strong second-quarter sales as demand for Chinese-made mobile devices surged. Also, Brazilian credit card processing company Cielo performed well as it announced better-than-expected results. OTP Bank, a Hungarian firm, rebounded amid expectations of improved macroeconomic conditions in Hungary. Finally, shares of COWAY Co., Ltd., a South Korean manufacturer of water and air purifiers and air conditioners, performed strongly due to expectations of favorable results following recent price increases and the management team’s focus on cost control. Outside of the emerging markets, shares of Japanese firm Sumitomo Mitsui Trust Holdings, Inc. also advanced strongly during the period. This holding company, which is engaged in a wide variety of trust, banking, credit card, leasing and real estate businesses, gained after it announced plans to pay back all of its public bailout funds to the Japanese government.

In terms of sector and industry exposure, an underweight stance in materials was by far the Fund’s most successful sector theme during the period, while a corresponding overweight in the energy sector offset the positive effects. Additionally, underweights in

Nuveen Investments	11

consumer discretionary, health care and financial stocks were detrimental to performance. However, the Fund benefited from our overall avoidance of the materials and mining industries, which saw weak returns over the period. For example, the Fund did not own a significant weight in one of the MSCI All Country World Investible Market Index’s larger positions, BHP Billiton Limited, one of Australia’s biggest coal and iron mining companies. As one of China’s biggest suppliers of coal and iron ore, BHP Billiton’s stock price took a hit as China’s growth continued to slow to its lowest rate in more than a decade, while metal and coal prices fell by double digits in the past year. Although we did avoid metals and mining stocks for the most part during the reporting period, the Fund had a position in a Gold Miners Index ETF that slightly hindered results. However, we sold the Gold Miners position in early March before the price of gold plummeted significantly.

In addition to those mentioned previously, the Fund continued to use other equity and currency futures contracts as an overlay strategy to adjust the exposures created by its multi-manager framework so that the overall Fund had the desired exposures to key markets. Long and short futures contracts were used to manage country and style exposures and implement various tactical market and hedging strategies. These contracts are used as a means to efficiently gain exposure to a broad base of securities. During the period, these derivative positions contributed meaningfully to performance.

Nuveen Quantitative Enhanced Core Equity Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and since inception periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) performed in line with both the S&P 500® Index and the Lipper classification average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s goal is to provide, over the long term, a total return that exceeds the return of the S&P 500® Index. In attempting to achieve this goal, the Fund primarily invests in the common stocks of companies that have market capitalizations at the time of purchase within the range of the companies in the S&P 500® Index. To select specific stocks, we use proprietary models that help establish quantitative links between economic and market variables, investment factors and equity market returns. Our proprietary models analyze macroeconomic and market data and other statistics to determine what we believe will be the key drivers of performance in the current economy. We use historical analysis of these drivers to estimate equity market returns and the relative contribution to these returns from a comprehensive list of investment factors. We then evaluate each stock in the investable universe to determine its sensitivity to each factor and estimate a potential contribution for each stock. Our goal is to build an optimized portfolio that targets high expected returns, while using the proprietary models and processes described above to maintain as tight a control as possible on overall risk.

Throughout the reporting period, we continued to take conservative shifts away from the S&P 500® Index on various measures, positioning the Fund in the sectors and styles that

12	Nuveen Investments

we expected to perform best in the anticipated economic climate. During this time frame, the Fund’s relative performance benefited from favorable sector weights as well as several style postures. However, in aggregate, the remaining style positions and individual stock picks were slight drags on its six-month results.

Selective over and underweights by sector were the largest positive contributor to the Fund’s performance throughout the period. In particular, the Fund benefited from its most significant sector bet that we’ve carried for some time: a relatively aggressive overweight in the financial sector. After maintaining this overweight during the first few months of the period, the Fund was also rewarded as we subsequently pared back this exposure toward the end of the six months. Within the financial sector, excess returns were generated by an ongoing emphasis on real estate investment trusts (REITS), especially early in the period, as well as investment banks, insurance companies and other financial services companies. These firms continued to benefit from better-than-expected global economic readings, especially U.S. housing and employment data, as investors became more comfortable with their balance sheets and loan growth potential. Six-month results were also aided by our well-timed emphasis on stocks within the utility sector, especially early in the period. The primary reason we emphasized utility stocks was because of our tilt toward value-oriented stocks and companies with dividend yields. Utilities typically offer some of the highest yields found in the market. In addition, the Fund benefited as we cut back its strong overweight to the technology sector during the period after emphasizing this sector for many months. Technology ended the period as the worst performing segment in the S&P 500® Index. While our sector weights in aggregate significantly benefited results, we experienced one pocket of modest underperformance from the Fund’s slight underweight in health care stocks. The health care sector was one of the strongest areas in the index during the period.

In terms of various style postures, we correctly anticipated that the Federal Reserve’s accommodative policies would continue to boost the stock market, which led us to tactically position the Fund with a higher risk profile than the market. This manifested itself in a slightly higher average beta for the Fund versus the benchmark throughout the period, which benefited performance in the market’s strong advance. Our models also led us to place more emphasis on value-oriented stocks, with value being defined as a higher ratio of book value to market value. We believed companies with more attractive valuations would perform better in a period of generalized uncertainty. Also, our value bias was based on the fact that these stocks have historically outpaced growth stocks in the first calendar quarter of each year. In addition, as mentioned earlier, we were emphasizing utility stocks which tend to be more value-oriented. The Fund was rewarded for this stance as value stocks did indeed outperform growth stocks over the period. Our final successful style posture involved an emphasis on stocks of companies that are more highly leveraged, as measured by a higher debt-to-equity ratio. This positioning was beneficial as the cost of borrowing remained inexpensive throughout this time frame.

Despite the above mentioned areas of strength, several other style postures as well as stock selection detracted from performance during the period, leading the Fund to produce in-line results. For example, we shifted the Fund to an overweight and then subsequently an underweight stance in stocks that produce dividend yields at the wrong

Nuveen Investments	13

times. During the first half of the period, investors abandoned yield-paying stocks either to avoid paying higher taxes or to move toward a higher risk orientation in their portfolios. However, in the second half of this period, dividend payers returned to favor. Likewise, our timing was off in terms of the Fund’s market capitalization bias. The Fund’s portfolio was mostly tilted toward companies at the larger end of the S&P 500® Index capitalization range, when a smaller cap tilt would have been more beneficial. Small- and mid-sized stocks outpaced their large-capitalization counterparts over the six-month period.

In terms of security selection, the Fund’s results were hindered by several ill-timed moves within the technology and financial sectors. We began the period with an overweight in Apple Inc., which in hindsight had already peaked in price during September. Apple went on to fall in value by almost one-third throughout most of the period, bottoming in the middle of April. Investors began to question Apple’s growth prospects as the company lost market share within the smartphone industry for the first time. As part of our efforts to trim the Fund’s technology exposure, we cut back its Apple weight; however, we unfortunately made this move near the stock’s bottom. In addition, we made inopportune moves in our Microsoft Corporation exposure during the period. We held an overweight in this stock early on as it declined based on investors’ disappointing response to its new Windows 8 and Windows phone products. After we cut back the Fund’s weight, Microsoft’s stock experienced a run-up starting in early April as investors apparently concluded that it had perhaps been oversold. Finally, in financials, we started the period with an overweight to Loews Corporation, an insurance, energy and hotel conglomerate. After underperforming during the first weeks of the period, we lowered the Fund’s exposure. Loews’ stock subsequently performed well as profits rose due to higher investment income and lower catastrophe losses at its largest holding, commercial property and casualty insurer CNA Financial Corp.

The Fund benefited from several other health care and energy holdings that offset these areas of weakness. For example, the Fund’s overweight in hospital operator Community Health Systems Inc. contributed strongly. The company benefited from solid results including an increase in first-quarter earnings. Also, hospital stocks were buoyed by signs that hospitals will receive more Medicare and Medicaid reimbursements for inpatient care under the new Affordable Care Act than many analysts had expected. Within the energy sector, overweights to Phillips 66, a large U.S. independent refiner, and Chevron Corporation, a California-based energy giant, were successful positions for the Fund. Phillips 66, which was spun off by ConocoPhillips about a year ago, saw its stock price advance as earnings soared amid stronger margins at its refining and chemicals businesses. Refiners generally outperformed other energy firms during the period because of an increased supply of less expensive, easier-to-refine domestic oil. Chevron’s stock rose strongly during the period as the company continued to produce consistent earnings and cash flow and significantly increased its dividend. Chevron is also benefiting from its natural gas and oil discoveries off the shore of Australia and in the Gulf of Mexico.

Throughout the period, we also continued to invest in S&P 500® Index futures contracts, which were used to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and for tactical portfolio management positioning. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. Due to generally higher equity prices during the period, these derivative positions added marginally to performance.

14	Nuveen Investments

Nuveen Tactical Market Opportunities Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, but underperformed the Lipper classification average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world. We also may use other alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (S&P 500® Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. While the Fund has historically not owned individual securities except for investment-grade government bonds, its investment policies were updated during the period to allow us to invest directly in equity and debt securities in order to create custom baskets of securities designed to track the performance of a particular securities index within certain parameters. We believe this added capability will help increase liquidity and reduce costs. The Fund may now gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Despite the Fund generating a positive return for the six-month period, the magnitude of the return was disappointing in the context of strong U.S. equity performance over the same time frame. When looking at the performance of various markets overall for the period, the best performing indices consisted of markets that had already discussed and/or were engaged in aggressive monetary policy action such as the United States, Japan and the United Kingdom. For example, the S&P 500® Index gained 14.42% during the six-month period, while Japan’s Nikkei Index advanced 56.59% and London’s FTSE 100 Index rose 13.49%. Emerging market countries that rely heavily on global growth, such as Brazil, Russia, India and China, showed weak results. In aggregate, emerging markets gained 5.29% over the six-month period as measured by the MSCI Emerging Markets Index. Additionally, the Barclays U.S. Aggregate Bond Index, a broad-based measure of the U.S. bond market, rose only slightly by 0.90% over the six months, while the Barclays Global Aggregate Bond Index fell -1.07%. The Goldman Sachs Commodity Index (GSCI) declined -3.42% over the six-month time frame as commodity prices dropped

Nuveen Investments	15

significantly. This disparity of returns among global asset classes highlights how a global multi-asset class portfolio would lag the best performing markets.

During the six-month reporting period, the greatest positive contributions to the Fund’s performance resulted from its long positions in the S&P 500® Index, 30-year Mexican bonds, FTSE NAREIT Mortgage (REM) ETF, Nikkei Index futures and U.S. dollar futures. The Fund’s S&P 500® Index and REM positions benefited from strong domestic stock market performance over the period, driven by aggressive monetary policy and the removal of risks such as the fiscal cliff and sequestration issues. Mexican bonds also experienced strong results as their fundamental backdrop improved due to a central bank rate cut and upgrades of Mexico’s credit by rating agencies. The Fund’s long position in Nikkei futures contracts added significantly, which was primarily driven by the further stimulus announced by the Bank of Japan. Our long position in the U.S. Dollar Index (DXY) and resulting shorts in other currencies like the European euro and the Japanese yen worked out well for the Fund, particularly in the final three months of the reporting period. We held the long position due to our view that the United States was a little further along in its quantitative easing process, which led to upward pressure on the dollar. Meanwhile other areas of the world, particularly Japan, were just starting to get very aggressive with central bank activity and quantitative easing, leading to downward pressure on those currencies.

As mentioned previously, the strongest performing markets over the period included U.S., Japanese and U.K. equities. Positioning the Fund to favor the rest of the world over the United States earlier in the period was a headwind to performance. Although the Fund generated a positive return over the six-month reporting period and outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, more significant directional exposure to U.S., Japanese and U.K. equities would have helped the Fund keep pace with its Lipper peers. More specifically, the Fund’s short position on the Russell 2000 Index was the biggest detractor during the period as small-cap stocks outperformed other asset classes. (Short positions benefit when prices are falling, while long positions benefit when prices are rising.) The Russell 2000 Index short was held as part of a long/short spread trade with the S&P 500® Index. Likewise, short positions on both the Mexican Bolsa Index and the Thailand SET50 Index were detrimental to Fund results. These short positions were also held as part of spread trades (long Brazil/short Mexico and long Malaysia/short Thailand). Mexican and Thai stock markets advanced strongly during the six months, while Brazil only had a modestly positive return and Malaysia was flat.

During the period, we made tactical changes to increase the Fund’s active risk by taking more market directional exposure to the U.S. and Japanese equity markets via the S&P 500® and Nikkei Indexes. In particular, we believed the Fund’s sizeable position in the Nikkei Index would benefit from additional quantitative easing moves in Japan. At the same time in the U.S. market, we took off the Fund’s short Russell 2000 Index exposure. As a result of these moves, the Fund’s net equity exposure increased, which began to enhance the Fund’s performance in the month of April 2013.

On the fixed income side, we rotated out of U.S. high yield credit toward other developed markets with much higher yields and better credit outlooks. In particular, we increased the Fund’s overall exposure to Australian bond futures. Additionally, while the

16	Nuveen Investments

Fund already held the above-mentioned Mexican 30-year bond positions, we added positions in Mexican 10-year bonds due to the improving fundamentals in the country, including the rating agency upgrades and higher yields. We also positioned the Fund for a flattening U.S. yield curve by increasing long exposure to 30-year Treasuries, while simultaneously increasing its short positions in 5-year and 10-year Treasuries.

In addition to those mentioned previously, we continued to use other equity, interest rate and currency futures contracts to implement various absolute return, tactical market and hedging strategies for the Fund. We also bought and sold equity call options to generate return and maintained very modest commodity exposure during the period. Overall, these positions contributed meaningfully to performance.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen International Fund/Nuveen International Select Fund

Equity investments such as those held by the Funds, are subject to market risk, additional expenses risk, common stock risk, small- and mid-cap stock risk, and multi-manager risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The use of derivatives involves substantial financial risks and transaction costs. These risks are magnified in emerging markets.

Nuveen Quantitative Enhanced Core Equity Fund

There is no guarantee that the Fund’s proprietary quantitative strategy will be successful. Equity securities such as the common stocks held in the Fund’s portfolio are subject to market risk or the risk of decline. Foreign securities involve additional risks, including currency fluctuations, political and economic instability. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of Fund expenses and indirectly, the expenses of other investment companies.

Nuveen Tactical Market Opportunities Fund

There is no guarantee that the Fund will achieve its investment objective and the portfolio manager’s asset allocation decisions may adversely affect Fund performance. The Fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the Fund’s portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Nuveen Investments	17

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

18	Nuveen Investments

Nuveen International Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.58%	14.38%	-1.08%	7.66%
Class A Shares at maximum Offering Price	8.95%	7.78%	-2.25%	7.02%
MSCI EAFE Index*	17.18%	19.96%	-0.44%	9.72%
Lipper International Large-Cap Growth Funds Classification Average*	12.57%	13.60%	-0.66%	9.06%

Class C Shares	15.16%	13.51%	-1.82%	6.84%
Class R3 Shares	15.41%	14.09%	-1.26%	7.37%
Class I Shares	15.78%	14.71%	-0.86%	7.91%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.02%	8.81%	-0.59%	8.22%
Class A Shares at maximum Offering Price	5.58%	2.53%	-1.77%	7.59%
Class C Shares	11.60%	7.97%	-1.34%	7.42%
Class R3 Shares	11.86%	8.44%	-0.78%	7.94%
Class I Shares	12.15%	8.98%	-0.39%	8.46%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.99%	1.53%
Class C Shares	2.74%	2.28%
Class R3 Shares	2.26%	1.78%
Class I Shares	1.74%	1.28%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.49%, 2.24%, 1.74%, and 1.24% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen International Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	13.25%	12.75%	-0.32%	1.43%
Class A Shares at maximum Offering Price	6.70%	6.26%	-1.49%	0.49%
MSCI All Country World Investable Market Index (ex U.S.)**	13.25%	14.71%	0.01%	1.99%
Lipper International Multi-Cap Growth Funds Classification Average**	12.71%	13.36%	-0.58%	0.90%

Class C Shares	12.84%	11.83%	-1.06%	0.67%
Class I Shares	13.38%	13.00%	-0.07%	1.68%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	9.76%	7.13%	0.22%	0.92%
Class A Shares at maximum Offering Price	3.41%	0.96%	-0.95%	-0.03%
Class C Shares	9.32%	6.43%	-0.53%	0.17%
Class I Shares	9.89%	7.49%	0.47%	1.17%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.57%	1.53%
Class C Shares	2.32%	2.28%
Class I Shares	1.32%	1.28%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.49%, 2.24% and 1.24% for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 12/21/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Nuveen Quantitative Enhanced Core Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares	14.32%	14.91%	3.86%	2.83%
S&P 500® Index**	14.42%	16.89%	5.21%	3.90%
Lipper Large-Cap Core Funds Classification Average**	14.17%	15.80%	4.21%	3.12%

Class C Shares	13.85%	14.00%	3.08%	2.07%
Class I Shares	14.45%	15.18%	4.13%	3.09%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares	9.55%	11.64%	4.40%	2.53%
Class C Shares	9.16%	10.83%	3.64%	1.77%
Class I Shares	9.72%	11.91%	4.67%	2.79%

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.04%	0.72%
Class C Shares	1.80%	1.47%
Class I Shares	0.80%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.70%, 1.45%, and 0.45% for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Since inception returns are from 7/31/07.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Tactical Market Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	1.46%	2.74%	4.95%
Class A Shares at maximum Offering Price	-4.38%	-3.17%	3.10%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index***	0.06%	0.12%	0.11%
Lipper Flexible Portfolio Funds Classification Average***	5.07%	6.67%	7.49%

Class C Shares	1.08%	1.90%	4.12%
Class I Shares	1.63%	2.99%	5.24%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class A Shares at NAV	-0.06%	1.66%	4.56%
Class A Shares at maximum Offering Price	-5.82%	-4.22%	2.67%
Class C Shares	-0.54%	0.82%	3.74%
Class I Shares	0.02%	1.91%	4.86%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.34%
Class C Shares	2.08%
Class I Shares	1.09%

*	The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index by 400 basis points over a reasonable period of time.

**	Since inception returns are from 12/30/09. Class I Share returns are actual. The returns for Class A and Class C Shares are actual for the periods since class inception on 2/24/11; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

***	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Holding Summaries as of April 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen International Fund

Fund Allocation1

Common Stocks	90.6%
Exchange-Traded Funds	1.1%
Short-Term Investments	7.0%
Other[2]	1.3%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	6.9%
Insurance	6.8%
Commercial Banks	6.5%
Pharmaceuticals	6.1%
Machinery	4.1%
Metals & Mining	3.9%
Beverages	3.7%
Textiles, Apparel & Luxury Goods	3.6%
Automobiles	3.1%
Wireless Telecommunication Services	3.0%
Food Products	2.9%
Transportation Infrastructure	2.6%
Industrial Conglomerates	2.0%
Capital Markets	1.9%
Electric Utilities	1.8%
Energy Equipment & Services	1.8%
Health Care Equipment & Supplies	1.7%
Chemicals	1.7%
Semiconductors & Equipment	1.6%
Diversified Financial Services	1.5%
Food & Staples Retailing	1.4%
Household Products	1.3%
Biotechnology	1.3%
Real Estate Management & Development	1.3%
Multi-Utilities	1.3%
Exchange-Traded Funds	1.1%
Short-Term Investments	7.0%
Other[5]	18.1%

Country Allocation[1]
Japan	15.6%
United Kingdom	15.0%
Switzerland	10.1%
Germany	9.1%
United States	5.9%
Canada	5.8%
France	4.1%
Hong Kong	3.3%
Singapore	2.7%
Australia	2.2%
Short-Term Investments[3]	7.0%
Other[4]	19.2%

Top Five Common Stock Holdings[1]
Roche Holding	2.3%
SMC Corp.	1.7%
Diageo	1.7%
Nestle	1.7%
Adidas	1.4%

1	As a percentage of net assets. Holdings are subject to change.
2	Other assets less liabilities.
3	Denominated in U.S. Dollars.
4	Includes other assets less liabilities and all countries less than 2.2% of net assets.
5	Includes other assets less liabilities and all industries less than 1.3% of net assets.

Nuveen Investments	23

Holding Summaries (continued)

Nuveen International Select Fund

Fund Allocation1

Common Stocks	78.0%
Exchange-Traded Funds	4.5%
Short-Term Investments	17.2%
Other[2]	0.3%

Portfolio Composition[1]
Commercial Banks	9.6%
Oil, Gas & Consumable Fuels	6.1%
Insurance	4.9%
Wireless Telecommunication Services	4.2%
Pharmaceuticals	3.4%
Metals & Mining	3.1%
Machinery	2.6%
Semiconductors & Equipment	2.5%
Transportation Infrastructure	2.4%
Beverages	2.3%
Automobiles	2.1%
Food Products	1.9%
Industrial Conglomerates	1.8%
Textiles, Apparel & Luxury Goods	1.7%
Electric Utilities	1.5%
Diversified Telecommunication Services	1.5%
Chemicals	1.3%
Food & Staples Retailing	1.3%
Internet Software & Services	1.3%
Personal Products	1.2%
Tobacco	1.2%
IT Services	1.1%
Energy Equipment & Services	1.1%
Exchange-Traded Funds	4.5%
Short-Term Investments	17.2%
Other[5]	18.2%

Country Allocation[1]
Japan	8.7%
United Kingdom	8.4%
United States	8.2%
Switzerland	5.8%
Germany	5.2%
South Korea	4.3%
Brazil	4.2%
Canada	4.0%
Hong Kong	3.7%
South Africa	2.9%
China	2.8%
France	2.5%
Russia	2.0%
Australia	2.0%
Short-Term Investments[3]	17.2%
Other[4]	18.1%

Top Five Common Stock Holdings[1]
Roche Holding	1.2%
Nestle	1.0%
Diageo	0.9%
SMC Corp.	0.9%
Cielo	0.8%

1	As a percentage of net assets. Holdings are subject to change.
2	Other assets less liabilities.
3	Denominated in U.S. Dollars.
4	Includes other assets less liabilities and all countries less than 2.0% of net assets.
5	Includes other assets less liabilities and all industries less than 1.1% of net assets.

24	Nuveen Investments

Nuveen Quantitative Enhanced Core Equity Fund

Fund Allocation1

Common Stocks	98.7%
Warrants[2]	0.0%
Short-Term Investments	1.3%
Other[2,3]	0.0%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	8.5%
Food Products	5.9%
Internet Software & Services	4.8%
Diversified Financial Services	4.1%
Media	3.8%
Insurance	3.7%
Computers & Peripherals	3.4%
Electric Utilities	3.3%
Beverages	3.2%
Pharmaceuticals	3.2%
Commercial Banks	3.1%
Software	2.5%
Food & Staples Retailing	2.5%
Internet & Catalog Retail	2.3%
Industrial Conglomerates	2.3%
Diversified Telecommunication Services	2.3%
IT Services	2.2%
Health Care Providers & Services	2.2%
Real Estate Investment Trust	2.1%
Tobacco	2.1%
Independent Power Producers & Energy Traders	2.0%
Semiconductors & Equipment	2.0%
Household Products	1.8%
Wireless Telecommunication Services	1.8%
Biotechnology	1.6%
Health Care Equipment & Supplies	1.6%
Communications Equipment	1.6%
Short-Term Investments	1.3%
Other[4]	18.8%

Top Five Common Stock Holdings[1]
Apple, Inc.	3.0%
Exxon Mobil Corporation	2.3%
Google Inc., Class A	2.1%
Philip Morris International	2.0%
General Electric Company	1.8%

1	As a percentage of net assets. Holdings are subject to change.
2	Rounds to 0.0%.
3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.
4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.6% of net assets.

Nuveen Investments	25

Holding Summaries (continued)

Nuveen Tactical Market Opportunities Fund

Fund Allocation1

Common Stocks	0.5%
Exchange Traded Funds	20.7%
Sovereign Debt	4.4%
U.S. Government & Agency Obligations	5.1%
Short-Term Investments	68.6%
Other[2]	0.7%

Portfolio Allocations3,4

Long Fixed Income	49.2%
Short Fixed Income	-27.6%
Net Fixed Income	21.6%
Long Equity	25.9%
Short Equity	-6.6%
Net Equity	19.3%
Long Commodity / Currency	10.7%
Short Commodity / Currency	-1.9%
Net Commodity / Currency	8.8%

Total Exposure5

Total Net Exposure	49.7%
Total Gross Exposure	121.9%

Top 5 Long Positions4,6

Australian 3-Year Bond Future	13.5%
Australian 10-Year Bond Future	11.0%
Dollar Index Future	8.7%
U.S. Treasury Bonds	5.1%
Nikkei 225 Index Future	5.1%

Top 5 Short Position4,6

U.S. Treasury 5-Year Note Future	-22.5%
U.S. Treasury 10-Year Note Future	-5.1%
FTSE JSE Top 40 Future	-3.3%
DAX Index Future	-1.8%
Australian Dollar Currency Future	-1.4%

Top Five Common Stock Holdings7

National Grid PLC	0.1%
E.ON	0.1%
Centrica PLC	0.1%
GDF Suez	0.1%
Iberdrola S.A.	0.1%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investments as shown in the Fund’s Portfolio of Investments. Each category is computed as a percentage of the Fund’s net assets.
2	Other assets less liabilities.
3	Portfolio Allocations reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures (derivative) positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.
4	Percentages are calculated based upon the total market value of investments as presented in the Fund’s portfolio of investments.
5	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.
6	The top 5 long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments.
7	As a percentage of net assets. Holdings are subject to change.

26	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen International Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,155.80	$1,151.60	$1,157.80	$1,154.10	$1,017.41	$1,013.69	$1,016.17	$1,018.65
Expenses Incurred During Period	$7.96	$11.95	$9.31	$6.62	$7.45	$11.18	$8.70	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.24%, 1.74% and 1.24% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen International Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,132.50	$1,128.40	$1,133.80	$1,017.50	$1,013.74	$1,018.70
Expenses Incurred During Period	$7.77	$11.77	$6.51	$7.35	$11.13	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.23% and 1.23% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Quantitative Enhanced Core Equity Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,143.20	$1,138.50	$1,144.50	$1,021.32	$1,017.60	$1,022.56
Expenses Incurred During Period	$3.72	$7.69	$2.39	$3.51	$7.25	$2.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .70%, 1.45% and .45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Tactical Market Opportunities Fund1

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,014.60	$1,010.80	$1,016.30	$1,018.99	$1,015.27	$1,020.23
Expenses Incurred During Period	$5.84	$9.57	$4.60	$5.86	$9.59	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of other funds in which the Fund invests. These underlying fees and expenses are not reflected in the expense ratios. Because these other funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen International Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 90.6%

	Australia – 2.2%

1,285	Agl Energy	$21,141

12,226	Aurizon Holdings	52,600

10,445	DUET Group	26,638

2,314	Envestra	2,519

185,341	Incitec Pivot	555,293

7,306	Macquarie Atlas Roads Group	12,725

584	SP AusNet	760

82,626	Spark Infrastructure Group	153,328

49,584	Sydney Airport, (2)	177,857

34,319	Transurban Group	242,645

12,184	Woodside Petroleum	474,426

17,444	WorleyParsons	411,777
	Total Australia	2,131,709
	Austria – 0.0%

682	Oesterreichische Post	30,223
	Belgium – 0.7%

6,338	Anheuser-Busch InBev	603,059

290	Elia System Operator	12,787
	Total Belgium	615,846
	Bermuda – 0.4%

371,277	Biosensors Intl Gp, (2)	361,722
	Brazil – 0.9%

2,178	Alupar Invest SA, (2)	19,682

9,695	Companhia de Concessoes Rodoviarias	94,830

6,306	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	90,176

2,260	Companhia de Saneamento de Minas Gerais	52,073

4,710	EcoRodovias Infraestructura e Logistica	40,773

2,005	Energias do Brasil	12,236

21,915	Itau Unibanco Holding, ADR	368,829

7,675	Transmissora Alianca de Energia Eletrica SA, (2)	88,498

7,801	Wilson Sons, BDR	107,613
	Total Brazil	874,710
	Canada – 5.8%

3,865	Agrium	354,305

391	AltaGas, (2)	14,570

10,849	Bank of Nova Scotia	625,336

828	Brookfield Renewable Energy, (2)	25,782

23,111	Cameco	450,896

16,700	Canadian Natural Resources, (2)	489,836

5,131	Cenovus Energy, (2)	153,556

2,337	Emera, (2)	85,598

8,981	Enbridge, Inc.	427,496

16,540	EnCana	304,876

3,314	Fortis	114,968

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Canada (continued)

9,170	Gibson Energy, (2)	$238,932

45,700	Kinross Gold, (2)	249,038

53,012	Lundin Mining, (2)	208,375

48,899	Manulife Financial	722,727

59,980	Talisman Energy, (2)	719,200

3,842	TransCanada	190,217

10,327	Yamana Gold	127,022
	Total Canada	5,502,730
	Chile – 0.2%

43,038	Aguas Andinas, Class A	34,270

20,380	Empresa Electrica Del Norte Grande	42,539

681	Empresa Nacional de Electrcidad, ADR	36,304

4,799	Enersis, ADR	90,605
	Total Chile	203,718
	China – 1.7%

274,000	Agile Property Holdings	354,498

9,707	ENN Energy Holdings	56,164

499,000	Industrial & Commercial Bank of China, Class H	351,094

23,026	Jiangsu Expressway, Class H	25,221

49,000	Ping An Insurance	388,014

12,800	Tencent Holdings	439,084
	Total China	1,614,075
	Czech Republic – 0.0%

509	CEZ AS	14,732
	Denmark – 1.3%

4,197	Novo Nordisk, Class B	736,186

14,518	Novozymes A/S – Class B	501,364
	Total Denmark	1,237,550
	France – 4.1%

629	Aeroports de Paris	56,933

33,719	AXA	631,235

18,701	Carrefour	554,137

10,770	DANONE	822,788

15,200	Groupe Eurotunnel	127,252

3,697	L’Oreal	659,231

4,883	Pernod Ricard SA	604,483

833	Rubis	53,518

6,787	Total SA	342,063

2,077	Vinci	100,003
	Total France	3,951,643
	Germany – 9.1%

13,139	Adidas	1,372,161

34,626	Aixtron	493,856

3,886	Allianz	573,435

8,043	Bayer	839,117

30	Nuveen Investments

Shares	Description (1)	Value
	Germany (continued)

10,980	Daimler	$607,542

15,870	Deutsche Boerse	990,660

26,622	E.ON	482,424

2,703	Fraport Frankfurt Airport	161,540

4,295	Fresenius SE & Co KGaA	538,593

792	Hamburger Hafen und Logistik	17,043

7,310	Henkel KGAA	689,287

3,433	Hugo Boss Ag	399,484

7,452	Siemens	778,243

16,071	Symrise	685,737
	Total Germany	8,629,122
	Great Britain – 1.1%

11,264	Carnival	405,929

8,115	Reckitt Benckiser	591,951
	Total Great Britain	997,880
	Hong Kong – 3.3%

135,000	AIA Group Ltd., 144A	599,312

9,370	Beijing Enterprises Holdings	70,093

135,478	Beijing Enterprises Water Group	41,027

188,000	Belle International Holdings	306,705

22,651	Cheung Kong Holdings	340,926

10,732	Cheung Kong Infrastructure Holdings	77,861

81,111	China Everbright International	62,609

365,000	China Longyuan Power, Class H	334,420

31,643	China Merchants Holdings International	100,106

3,782	China Resources Gas Group	10,600

272,000	China Unicom	390,467

14,400	CLP Holdings	126,925

68,794	COSCO Pacific	91,133

41,220	Guangdong Investment	39,891

37,000	Hengan International Group	382,390

46,338	Hong Kong & China Gas	139,429

14,659	MTR Corp.	60,448

280	NWS Holdings	500

3,414	Sinopec Kantons Holdings	3,093

10,622	Towngas China	10,211
	Total Hong Kong	3,188,146
	India – 0.5%

907	GAIL India, GDR	35,799

10,137	HDFC Bank, ADR	430,214

10,351	Power Grid	21,557
	Total India	487,570
	Ireland – 0.8%

12,522	Covidien	799,404
	Israel – 0.6%

15,683	NICE Systems, ADR, (2)	556,276

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Italy – 1.1%

2,944	Atlantia	$52,612

7,699	Hera	15,665

100,800	Prada	908,611

163	SIAS	1,475

8,195	Snam Rete Gas	40,299

56	Terna-Rete Elettrica Nationale	262
	Total Italy	1,018,924
	Japan – 15.6%

54,590	AMADA	436,787

16,130	Canon	578,287

230	CyberAgent	449,926

94	INPEX	453,198

1,388	Japan Airport Terminal	21,414

3,427	Japan Exchange Gp	420,443

37,800	KOMATSU	1,031,032

44,763	Mitsubishi Corp.	802,644

26,617	Mitsui Sumitomo Insurance Group	712,353

3,548	Nintendo	393,070

25,798	NKSJ Holdings	653,121

80,800	Rakuten	861,170

12,800	Seven & I Holdings	491,070

8,260	SMC Corp.	1,653,102

23,000	Softbank	1,138,380

8,425	Sugi Holdings	323,656

181,647	Sumitomo Mitsui Trust Holdings	911,170

38,290	Suzuki Motor	981,160

179,590	The Bank of Yokohama	1,090,601

24,988	THK Co. Ltd.	524,701

16,600	Toyota Motor	960,394
	Total Japan	14,887,679
	Luxembourg – 0.1%

1,421	SES	44,371
	Malaysia – 0.3%

7,011	Petronas Gas Berhad	45,442

62,350	Sime Darby Berhad	193,454
	Total Malaysia	238,896
	Mexico – 0.4%

1,484	Grupo Aeroportuario del Sureste, ADR	184,179

6,678	Grupo Televisa, ADR	169,087

14,498	Infraestructura En, (2)	49,539
	Total Mexico	402,805
	Netherlands – 1.6%

6,425	Gemalto, (2)	524,946

9,860	Heineken	696,263

5,401	Koninklijke Vopak	299,166
	Total Netherlands	1,520,375

32	Nuveen Investments

Shares	Description (1)	Value
	New Zealand – 0.3%

63,582	Auckland International Airport	$168,947

24,810	Infratil	49,018

6,970	Port of Tauranga	92,602

1,335	Vector	3,181
	Total New Zealand	313,748
	Norway – 1.2%

1,553	Hafslund, Class B	12,954

79,150	Norsk Hydro, (2)	370,597

32,435	Telenor ASA	728,965
	Total Norway	1,112,516
	Philippines – 0.2%

67,529	International Container Terminal Services	150,939

29,433	Manila Water	28,568

312,404	Metro Pacific Investments	46,223
	Total Philippines	225,730
	Singapore – 2.7%

89,527	CitySpring Infrastructure Trust	35,979

13,097	ComfortDelGro	21,107

255,000	Global Logistic Pr	571,405

642,249	Golden Agri-Resources	276,359

89,666	Hutchison Port Holdings Trust	74,423

27,677	Hyflux	30,785

52,000	Oversea-Chinese Banking	458,066

26,211	Parkway Life, REIT	56,819

224,019	SembCorp Industries	907,571

26,705	Singapore Airport Terminal Services	68,296

82,264	Singapore Post	86,158

20,156	SMRT Corp. Ltd.	24,219
	Total Singapore	2,611,187
	South Africa – 0.7%

35,318	MTN Group	636,736
	South Korea – 0.9%

2,347	Hyundai Motor Company Ltd.	425,158

632	Samsung Electronics, GDR, 144A, (2), (3)	436,139
	Total South Korea	861,297
	Spain – 0.9%

820	Abertis Infraestructuras	15,313

3,687	Ferrovial	61,011

19,209	Grifols, (2)	770,809
	Total Spain	847,133
	Sweden – 1.4%

29,415	Elekta AB – Class B	452,273

73,587	Ericsson	918,553
	Total Sweden	1,370,826

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Switzerland – 10.1%

31,969	ABB Ltd. REG	$723,755

9,427	Compagnie Financiere Richemont	761,419

27,636	Credit Suisse Group	766,247

162	Flughafen Zuerich	78,796

17,279	Foster Wheeler, (2)	364,587

5,625	Holcim	438,300

22,994	Nestle	1,642,075

19,595	Noble	734,813

14,502	Novartis	1,076,966

8,621	Roche Holding	2,154,786

32,239	UBS	575,573

23,609	Xstrata	353,345
	Total Switzerland	9,670,662
	Taiwan – 0.6%

34,650	Hiwin Technologies	244,213

115,620	Hon Hai Precision Industry Co., Ltd.	298,531
	Total Taiwan	542,744
	United Kingdom – 15.0%

70,578	Aberdeen Asset Management	491,920

38,071	Anglo American	925,503

4,817	Aon	290,706

36,013	ARM Holdings	557,170

54,244	BG Group	913,799

23,441	BHP Billiton Limited	652,140

11,649	BP, ADR	507,896

18,781	Centrica	108,234

53,945	Diageo	1,645,743

39,599	GlaxoSmithKline	1,021,392

13,786	HSBC Holdings, ADR	756,300

5,315	National Grid, ADR	338,991

644	Pennon Group	6,857

58,810	Prudential	1,009,445

44,254	Rolls-Royce Holdings, (2)	776,784

5,266,226	Rolls-Royce Holdings, (2)	8,180

1,179	Serco Group	11,327

27	SSE	653

14,132	Stagecoach Group	67,502

46,957	Standard Chartered	1,179,450

1,218	United Utilities Group	14,010

46,854	Vedanta Resources	879,918

28,738	Vodafone Group, ADR	879,095

23,714	Willis Group Holdings	940,972

20,289	WPP PLC	335,329
	Total United Kingdom	14,319,316

34	Nuveen Investments

Shares	Description (1)	Value
	United States – 4.8%

376	Access Midstream Partners L P Unit	$15,518

4,751	American Tower, Class A	399,036

4,458	American Water Works	186,701

1,933	Brookfield Infrastructure Partners	74,710

2,978	California Water Service Group	59,709

3,975	CenterPoint Energy	98,103

23	Chesapeake Utilities	1,227

1,609	CMS Energy	48,173

3,013	Connecticut Water Service	85,810

482	Corrections Corporation of America	17,448

3,097	Covanta Holding	61,940

406	Crown Castle International, (2)	31,262

1,064	Dominion Resources	65,628

1,820	Duke Energy	136,864

211	Edison International	11,352

749	Holly Energy Partners LP	29,436

397	ITC Holdings	36,611

6,891	Kinder Morgan	269,438

99	Kinder Morgan Energy Partners	8,757

383	Magellan Midstream Partners Lp Com Unit Rp Lp	20,310

457	Middlesex Water Company	8,962

956	NextEra Energy	78,421

4,974	Northeast Utilities	225,471

215	Northwest Natural Gas	9,561

482	OGE Energy	34,911

94	Oiltanking Partners	4,724

6,576	Philip Morris International	628,600

5,366	Piedmont Natural Gas	184,751

1,791	PPL	59,784

274	Questar	6,957

1,937	SBA Communications, Class A, (2)	153,004

7,806	Schlumberger	581,001

484	Sempra Energy	40,099

546	SJW Corp.	13,847

1,065	Southern	51,365

905	Southwest Gas	45,856

2,068	Spectra Energy	65,204

2,361	Spectra Energy Partners	89,576

3,738	Standard Parking, (2)	80,330

2,648	Unitil	80,260

964	Waste Connections	36,584

655	Westar Energy	22,899

1,128	Western Gas Partners	68,199

131	WGL Holdings	6,054

7,283	Williams	277,700

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen International Fund (continued)

April 30, 2013

Shares	Description (1)					Value
	United States (continued)

338	Wisconsin Energy					$15,190
	Total United States					4,527,343
	Total Common Stocks (cost $73,555,177)					86,349,344

Shares	Description (1),(6)					Value
	EXCHANGE-TRADED FUNDS – 1.1%

	United States – 1.1%

19,978	Market Vectors Agribusiness ETF					$1,084,006
	Total Exchange-Traded Funds (cost $1,140,350)					1,084,006

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value
	SHORT-TERM INVESTMENTS – 7.0%

	Money Market Funds – 4.2%

4,004,512	State Street Institutional Liquid Reserves Fund	0.110%	, (5)	N/A	N/A	$4,004,512
	U.S. Government and Agency Obligations – 2.8%

$700	U.S. Treasury Bills, (7)	0.048%		7/25/13	Aaa	699,918

2,000	U.S. Treasury Bills, (7)	0.058%		8/22/13	Aaa	1,999,654
$2,700	Total U.S. Government and Agency Obligations					2,699,572
	Total Short-Term Investments (cost $6,703,553)					6,704,084
	Total Investments (cost $81,399,080) – 98.7%					94,137,434
	Other Assets Less Liabilities – 1.3%					1,206,792
	Net Assets – 100%					$95,344,226

Investments in Derivatives as of April 30, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	23	5/13	$2,104,842	$71,056
British Pound Currency	Short	(9)	6/13	(873,337)	(35,194)
Euro FX Currency	Short	(6)	6/13	(987,450)	(25,867)
Euro STOXX 50	Long	49	6/13	1,722,321	13,408
FTSE 100 Index	Long	47	6/13	4,660,430	(26,032)
FTSE JSE Top 40	Short	(118)	6/13	(4,504,606)	233,672
Hang Seng Index	Short	(7)	5/13	(1,019,491)	(31,251)
H-Shares Index	Short	(43)	5/13	(3,010,773)	(94,634)
Mexican Bolsa Index	Long	16	6/13	556,745	(24,364)
MSCI Sing Index	Long	5	5/13	308,679	10,769
NASDAQ 100	Short	(21)	6/13	(1,209,600)	(34,923)
Nikkei 225 Index	Long	116	6/13	8,067,800	1,169,908
OMXS 30 Index	Long	95	5/13	1,757,508	65,228
S&P TSX 60 Index	Short	(19)	6/13	(2,675,031)	(40,995)
SGX S&P CNX Nifty	Short	(144)	5/13	(1,705,968)	(27,360)
SPI 200	Long	26	6/13	3,482,480	71,992
STOXX 600 Utilities	Long	86	6/13	1,496,135	39,743
				$8,170,684	$1,335,156
*	The aggregate Notional Amount at Value of Long and Short positions were $24,156,940 and $15,986,256, respectively.

36	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(6)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen International Select Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 78.0%

	Argentina – 0.1%

33,554	YPF Sociedad Anonima	$444,591
	Australia – 2.0%

5,087	Agl Energy	83,693

48,363	Aurizon Holdings	208,072

51,886	BHP Billiton Limited	1,758,939

41,312	DUET Group	105,357

9,154	Envestra	9,964

564,444	Incitec Pivot	1,691,108

28,822	Macquarie Atlas Roads Group	50,198

2,309	SP AusNet	3,004

326,777	Spark Infrastructure Group	606,397

196,133	Sydney Airport, (2)	703,525

135,742	Transurban Group	959,735

40,376	Woodside Petroleum	1,572,178

49,431	WorleyParsons	1,166,850
	Total Australia	8,919,020
	Austria – 0.0%

2,700	Oesterreichische Post	119,652
	Belgium – 0.3%

12,922	Anheuser-Busch InBev	1,229,524

1,144	Elia System Operator	50,441
	Total Belgium	1,279,965
	Bermuda – 0.2%

1,132,226	Biosensors Intl Gp, (2)	1,103,086
	Brazil – 4.2%

8,618	Alupar Invest Sa, (2)	77,878

286,443	Banco do Brasil	3,607,829

157,400	Bb Seguridade Part, (2)	1,335,825

139,603	Cielo	3,679,956

30,800	Companhia de Bebidas das Americas, ADR	1,294,216

184,553	Companhia de Concessoes Rodoviarias	1,805,174

24,951	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	356,799

8,938	Companhia de Saneamento de Minas Gerais	205,944

18,636	EcoRodovias Infraestructura e Logistica	161,327

7,934	Energias do Brasil	48,419

98,439	Itau Unibanco Holding, ADR	1,656,728

44,400	Natura Cosmeticos	1,112,691

75,795	Souza Cruz	1,164,911

30,361	Transmissora Alianca de Energia Eletrica SA, (2)	350,083

117,000	Vale, ADR	1,999,530

30,858	Wilson Sons, BDR	425,681
	Total Brazil	19,282,991
	Canada – 4.0%

11,789	Agrium	1,080,698

1,550	AltaGas, (2)	57,757

38	Nuveen Investments

Shares	Description (1)	Value
	Canada (continued)

25,621	Bank of Nova Scotia	$1,476,794

3,281	Brookfield Renewable Energy, (2)	102,164

75,061	Cameco	1,464,440

50,870	Canadian Natural Resources, (2)	1,492,092

15,637	Cenovus Energy, (2)	467,969

9,241	Emera, (2)	338,471

35,523	Enbridge	1,690,895

50,367	EnCana	928,399

8,900	First Quantum Minerals	155,393

13,109	Fortis	454,772

36,281	Gibson Energy, (2)	945,334

139,190	Kinross Gold, (2)	758,502

161,640	Lundin Mining, (2)	635,361

131,567	Manulife Financial	1,944,560

55,400	Pacific Rubiales Energy, (2)	1,171,294

182,660	Talisman Energy, (2)	2,190,216

15,191	TransCanada	752,106

31,439	Yamana Gold	386,700
	Total Canada	18,493,917
	Cayman Islands – 0.6%

18,100	Baidu, ADR, (2)	1,553,885

415,600	Wynn Macau	1,261,236
	Total Cayman Islands	2,815,121
	Chile – 0.2%

170,246	Aguas Andinas, Class A	135,561

80,619	Empresa Electrica Del Norte Grande	168,274

2,696	Empresa Nacional de Electrcidad, ADR	143,724

18,984	Enersis, ADR	358,418
	Total Chile	805,977
	China – 2.8%

1,092,000	Agile Property Holdings	1,412,818

4,380,350	China Construction Bank, Class H	3,669,037

38,389	ENN Energy Holdings	222,118

2,185,000	Industrial & Commercial Bank of China, Class H	1,537,354

90,998	Jiangsu Expressway, Class H	99,674

18,400	NetEase.com, ADR	1,037,576

243,000	Ping An Insurance	1,924,235

62,000	Tencent Holdings	2,126,815

172,600	Weichai Power, Class H	601,642
	Total China	12,631,269
	Czech Republic – 0.0%

2,010	CEZ	58,175
	Denmark – 0.6%

9,069	Novo Nordisk, Class B	1,590,772

34,555	Novozymes A/S – Class B	1,193,320
	Total Denmark	2,784,092

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Egypt – 0.4%

164,725	Commercial International Bank	$716,554

3,113	Eastern Tobacco	43,991

31,163	Orascom Construction Industries, (2)	1,049,051
	Total Egypt	1,809,596
	France – 2.5%

2,491	Aeroports de Paris	225,470

82,772	AXA	1,549,529

56,944	Carrefour	1,687,330

32,830	DANONE	2,508,090

60,128	Groupe Eurotunnel	503,383

11,269	L’Oreal	2,009,433

11,035	Pernod Ricard SA	1,366,060

3,296	Rubis	211,760

20,683	Total SA	1,042,417

8,217	Vinci	395,630
	Total France	11,499,102
	Germany – 5.2%

32,231	Adidas	3,366,018

86,782	Aixtron	1,237,735

11,834	Allianz	1,746,276

16,290	Bayer	1,699,516

33,430	Daimler	1,849,738

48,322	Deutsche Boerse	3,016,426

84,420	E.ON	1,529,795

10,693	Fraport Frankfurt Airport	639,048

10,109	Fresenius SE & Co KGaA	1,267,669

3,137	Hamburger Hafen und Logistik	67,505

22,266	Henkel KGAA	2,099,542

8,055	Hugo Boss Ag	937,326

22,685	Siemens	2,369,089

48,950	Symrise	2,088,657
	Total Germany	23,914,340
	Great Britain – 0.3%

18,615	Reckitt Benckiser	1,357,877
	Hong Kong – 3.7%

319,800	AIA Group Ltd., 144A	1,419,703

37,068	Beijing Enterprises Holdings	277,288

535,902	Beijing Enterprises Water Group	162,287

849,000	Belle International Holdings	1,385,069

69,088	Cheung Kong Holdings	1,039,861

42,440	Cheung Kong Infrastructure Holdings	307,903

320,792	China Everbright International	247,617

1,802,000	China Longyuan Power, Class H	1,651,027

125,128	China Merchants Holdings International	395,855

43,511	China Mobile Limited	2,403,548

40	Nuveen Investments

Shares	Description (1)	Value
	Hong Kong (continued)

14,963	China Resources Gas Group	$41,938

1,412,000	China Unicom	2,026,981

56,951	CLP Holdings	501,981

646,000	CNOOC Limited	1,205,399

272,113	COSCO Pacific	360,473

163,010	Guangdong Investment	157,755

186,500	Hengan International Group	1,927,450

183,259	Hong Kong & China Gas	551,419

1,270,000	Huabao International Holdings	582,618

57,987	MTR Corp.	239,117

1,103	NWS Holdings	1,970

13,497	Sinopec Kantons Holdings	12,227

42,015	Towngas China	40,390
	Total Hong Kong	16,939,876
	Hungary – 0.3%

70,430	OTP Bank	1,467,706
	India – 1.6%

99,950	Bank of India	608,512

201,640	Bharat Heavy Electricals	721,413

3,589	GAIL India, GDR	141,658

51,537	HDFC Bank, ADR	2,187,230

116,297	Jindal Steel & Power	657,415

40,912	Power Grid	85,203

90,597	Punjab National Bank	1,291,312

60,338	Tata Consultancy Services	1,543,757
	Total India	7,236,500
	Indonesia – 1.5%

1,718,065	Bank of Mandiri	1,855,457

454,300	Semen Gresik Persero	859,771

136,700	Tambang Batubara Bukit Asam	214,418

57,100	Telekomunikasi Indonesia, ADR	2,733,377

539,019	United Tractors	984,067
	Total Indonesia	6,647,090
	Ireland – 0.5%

38,200	Covidien	2,438,688
	Israel – 0.3%

34,591	NICE Systems, ADR , (2)	1,226,943
	Italy – 0.5%

11,650	Atlantia	208,197

30,425	Hera	61,905

205,700	Prada	1,854,180

32,410	Snam Rete Gas	159,376

645	Societa Iniziative Autostradali e Servizi	5,836

223	Terna-Rete Elettrica Nationale	1,044
	Total Italy	2,290,538

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Japan – 8.7%

164,732	AMADA	$1,318,059

38,300	Canon	1,373,119

589	CyberAgent	1,152,201

287	INPEX	1,383,700

5,491	Japan Airport Terminal	84,715

10,442	Japan Exchange Gp	1,281,082

81,500	KOMATSU	2,222,993

136,142	Mitsubishi Corp.	2,441,157

81,163	Mitsui Sumitomo Insurance Group	2,172,173

10,816	Nintendo	1,198,264

78,502	NKSJ Holdings	1,987,413

163,100	Rakuten	1,738,328

20,794	SMC Corp.	4,161,573

58,300	Softbank	2,885,546

25,583	Sugi Holdings	982,801

553,944	Sumitomo Mitsui Trust Holdings	2,778,670

116,380	Suzuki Motor	2,982,174

546,931	The Bank of Yokohama	3,321,364

76,062	THK Co. LTD	1,597,158

46,300	Toyota Motor	2,678,689
	Total Japan	39,741,179
	Luxembourg – 0.2%

15,868	Oriflame Cosmetics, SDR	574,632

5,623	SES	175,578
	Total Luxembourg	750,210
	Malaysia – 0.3%

38,500	British American Tobacco	801,256

27,691	Petronas Gas Berhad	179,480

189,680	Sime Darby Berhad	588,522
	Total Malaysia	1,569,258
	Mexico – 1.1%

36,800	America Movil SAB de CV, ADR	786,784

5,872	Grupo Aeroportuario del Sureste, ADR	728,774

264,216	Grupo Mexico, Series B	948,517

47,827	Grupo Televisa, ADR	1,210,980

57,348	Infraestructura En, (2)	195,957

318,800	Kimberly-Clark de Mexico, Series A	1,116,376
	Total Mexico	4,987,388
	Netherlands – 1.0%

15,107	Gemalto, (2)	1,234,296

30,081	Heineken	2,124,166

21,369	Koninklijke Vopak	1,183,649
	Total Netherlands	4,542,111
	New Zealand – 0.3%

251,511	Auckland International Airport	668,304

98,143	Infratil	193,904

42	Nuveen Investments

Shares	Description (1)	Value
	New Zealand (continued)

27,574	Port of Tauranga	$366,342

5,250	Vector	12,510
	Total New Zealand	1,241,060
	Norway – 0.7%

6,146	Hafslund, Class B	51,266

241,044	Norsk Hydro, (2)	1,128,620

88,600	Telenor ASA	1,991,253
	Total Norway	3,171,139
	Philippines – 0.6%

267,106	International Container Terminal Services	597,030

116,033	Manila Water	112,622

1,235,296	Metro Pacific Investments	182,773

27,800	Philippine Long Distance Telephone, ADR	2,042,466
	Total Philippines	2,934,891
	Russia – 2.0%

159,373	Gazprom OAO, ADR, (2)	1,264,625

12,036	LUKOIL, ADR	763,082

16,971	Magnit, GDR, (2), (3)	727,896

113,150	Mobile TeleSystems, ADR	2,342,205

989,296	Sberbank, (2)	3,141,015

237,958	TNK-BP Holding, (2)	356,937

17,224	Uralkali, GDR, Class S, (2)	623,337
	Total Russia	9,219,097
	Singapore – 1.5%

353,768	CitySpring Infrastructure Trust	142,174

51,770	ComfortDelGro	83,432

590,000	Global Logistic Pr	1,322,075

1,955,087	Golden Agri-Resources	841,273

354,571	Hutchison Port Holdings Trust	294,294

109,263	Hyflux	121,531

140,000	Oversea-Chinese Banking	1,233,255

103,680	Parkway Life, REIT	224,751

512,099	SembCorp Industries	2,074,672

105,619	Singapore Airport Terminal Services	270,114

325,290	Singapore Post	340,687

79,729	SMRT Corp. Ltd.	95,802
	Total Singapore	7,044,060
	South Africa – 2.9%

59,371	Bidvest Group	1,543,970

26,847	Imperial Holdings	594,472

107,560	MTN Group	1,939,161

107,471	Murray & Roberts Holdings, (2)	263,122

44,319	Nedbank Group	941,540

190,734	Pretoria Portland Cement	697,384

186,377	Sanlam	955,199

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	South Africa (continued)

102,643	Shoprite Holdings	$1,945,567

58,967	Standard Bank Group	736,636

27,842	Tiger Brands	865,992

75,854	Truworths International	753,933

81,989	Vodacom Group	961,282

109,657	Woolworths Holdings	854,673
	Total South Africa	13,052,931
	South Korea – 4.3%

27,277	COWAY Co., Ltd.	1,382,054

8,896	Hyundai Glovis Co. Ltd.	1,494,379

7,412	Hyundai Mobis	1,682,557

10,966	Hyundai Motor Company Ltd.	1,986,486

48,430	KB Financial Group	1,583,111

188,192	Korea Life Insurance	1,144,907

22,117	KT&G	1,592,553

4,942	NHN Corp., (2)	1,328,277

3,031	Samsung Electronics, GDR, 144A, (2), (3)	2,091,673

2,233	Samsung Electronics, GDR, 144A	3,081,958

66,896	Shinhan Financial Group, ADR	2,314,299
	Total South Korea	19,682,254
	Spain – 0.4%

3,249	Abertis Infraestructuras	60,673

14,585	Ferrovial	241,345

38,543	Grifols, (2)	1,546,633
	Total Spain	1,848,651
	Sweden – 0.9%

71,862	Elekta AB – Class B	1,104,921

224,103	Ericsson	2,797,376
	Total Sweden	3,902,297
	Switzerland – 5.8%

79,606	ABB Ltd. Reg	1,802,222

19,397	Compagnie Financiere Richemont	1,566,697

63,131	Credit Suisse Group	1,750,398

645	Flughafen Zuerich	313,725

52,703	Foster Wheeler, (2)	1,112,033

15,301	Holcim	1,192,254

64,030	Nestle	4,572,588

59,680	Noble	2,238,000

44,157	Novartis	3,279,244

22,604	Roche Holding	5,649,784

98,176	UBS	1,752,766

71,891	Xstrata	1,075,958
	Total Switzerland	26,305,669
	Taiwan – 1.5%

164,850	Hiwin Technologies	1,161,860

783,947	Hon Hai Precision Industry Co., Ltd.	2,024,152

44	Nuveen Investments

Shares	Description (1)	Value
	Taiwan (continued)

70,149	MediaTek	$855,708

791,961	Taiwan Semiconductor Manufacturing	2,938,458
	Total Taiwan	6,980,178
	Thailand – 0.6%

498,400	CP ALL	721,704

168,877	PTT Exploration and Production Public Company, (3)	886,101

73,400	Siam Cement	1,235,421
	Total Thailand	2,843,226
	Turkey – 1.3%

249,579	Akbank T.A.S.	1,311,412

248,746	Koc Holding	1,505,449

77,600	Turkcell Iletisim Hizmetleri, ADR, (2)	1,212,112

504,895	Turkiye Is Bankasi, Class C	1,948,890
	Total Turkey	5,977,863
	United Kingdom – 8.4%

177,389	Aberdeen Asset Management	1,236,380

102,113	Anglo American	2,482,359

14,702	Aon	887,266

81,681	ARM Holdings	1,263,716

146,502	BG Group	2,467,984

35,471	BP, ADR	1,546,536

74,286	Centrica	428,105

140,523	Diageo	4,287,046

120,595	GlaxoSmithKline	3,110,552

27,899	HSBC Holdings, ADR	1,530,539

35,303	MegaFon OAO, GDR, (2), (3)	1,076,407

21,027	National Grid, ADR	1,341,102

2,548	Pennon Group	27,132

140,171	Prudential	2,405,967

104,511	Rolls-Royce Group, (2)	1,834,466

12,436,809	Rolls-Royce Group, (2)	19,319

4,662	Serco Group	44,790

110	SSE	2,660

55,893	Stagecoach Group	266,976

125,934	Standard Chartered	3,163,168

4,817	United Utilities Group	55,408

122,832	Vedanta Resources	2,306,785

87,523	Vodafone Group, ADR	2,677,329

72,230	Willis Group Holdings	2,866,086

61,787	WPP PLC	1,021,193
	Total United Kingdom	38,349,271
	United States – 3.7%

1,491	Access Midstream Partners L P Unit	61,534

18,794	American Tower, Class A	1,578,508

17,636	American Water Works	738,596

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	United States (continued)

7,654	Brookfield Infrastructure Partners	$295,827

11,781	California Water Service Group	236,209

15,724	CenterPoint Energy	388,068

92	Chesapeake Utilities	4,909

6,365	CMS Energy	190,568

11,910	Connecticut Water Service	339,197

1,907	Corrections Corporation of America	69,033

12,254	Covanta Holding	245,080

1,610	Crown Castle International, (2)	123,970

4,212	Dominion Resources	259,796

7,199	Duke Energy	541,365

832	Edison International	44,762

2,964	Holly Energy Partners LP	116,485

1,572	ITC Holdings	144,970

27,263	Kinder Morgan	1,065,983

392	Kinder Morgan Energy Partners	34,672

1,515	Magellan Midstream Partners Lp Com Unit Rp Lp	80,340

1,804	Middlesex Water Company	35,376

3,781	NextEra Energy	310,155

19,680	Northeast Utilities	892,094

846	Northwest Natural Gas	37,622

1,908	OGE Energy	138,196

374	Oiltanking Partners	18,794

20,029	Philip Morris International	1,914,572

21,226	Piedmont Natural Gas	730,811

7,083	PPL	236,431

1,085	Questar	27,548

7,666	SBA Communications, Class A , (2)	605,537

23,780	Schlumberger	1,769,945

1,915	Sempra Energy	158,658

2,159	SJW Corp.	54,752

4,215	Southern	203,289

3,585	Southwest Gas	181,652

8,180	Spectra Energy	257,915

9,337	Spectra Energy Partners	354,246

14,779	Standard Parking, (2)	317,601

10,476	Unitil	317,528

3,817	Waste Connections	144,855

2,594	Westar Energy	90,686

4,464	Western Gas Partners	269,893

518	WGL Holdings	23,942

28,806	Williams	1,098,373

1,337	Wisconsin Energy Corp.	60,086
	Total United States	16,810,429
	Total Common Stocks (cost $303,493,085)	356,519,274

46	Nuveen Investments

Shares	Description (1), (6)					Value
	EXCHANGE-TRADED FUNDS – 4.5%

	United States – 4.5%

50,000	Global X FTSE Columbia 20 ETF					$1,010,000

520,000	iShares MSCI Malaysia Index Fund					8,226,400

190,000	iShares S&P Global Energy Sector Index Fund					7,598,100

75,000	Market Vectors Agribusiness ETF					4,069,500
	Total Exchange-Traded Funds (cost $20,029,421)					20,904,000

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value
	SHORT-TERM INVESTMENTS – 17.2%

	Money Market Funds – 14.5%

66,029,169	State Street Institutional Liquid Reserves Fund	0.110%	, (5)	N/A	N/A	$66,029,169
	U.S. Government and Agency Obligations – 2.7%

$2,500	U.S. Treasury Bills, (7)	0.048%		7/25/13	Aaa	2,499,705

10,000	U.S. Treasury Bills, (7)	0.058%		8/22/13	Aaa	9,998,270
$12,500	Total U.S. Government and Agency Obligations					12,497,975
	Total Short-Term Investments (cost $78,524,600)					78,527,144
	Total Investments (cost $402,047,106) – 99.7%					455,950,418
	Other Assets Less Liabilities – 0.3%					1,171,156
	Net Assets – 100%					$457,121,574

Investments in Derivatives as of April 30, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	55	5/13	$5,033,319	$169,916
BIST 30 Index	Short	(749)	6/13	(4,417,126)	(54,994)
British Pound Currency	Short	(9)	6/13	(873,337)	(35,194)
Euro FX Currency	Short	(12)	6/13	(1,974,900)	(51,734)
Euro STOXX 50	Long	548	6/13	19,261,876	149,967
FTSE 100 Index	Long	190	6/13	18,840,036	(105,231)
FTSE JSE Top 40	Short	(581)	6/13	(22,179,457)	1,150,540
Hang Seng Index	Short	(31)	5/13	(4,514,887)	(138,399)
Kospi2 Index	Short	(38)	6/13	(4,436,439)	(9,679)
Mexican Bolsa Index	Long	131	6/13	4,558,346	(192,211)
MSCI Taiwan Index	Long	118	5/13	3,451,500	65,429
NASDAQ 100 E-Mini	Short	(70)	6/13	(4,032,000)	(116,410)
Nikkei 225 Index	Long	613	6/13	42,634,150	6,157,138
OMXS 30 Index	Long	233	5/13	4,310,521	159,981
Russell 2000 Mini Index	Short	(54)	6/13	(5,103,540)	(39,393)
S&P TSX 60 Index	Long	44	6/13	6,194,809	(235,742)
SGX S&P CNX Nifty	Short	(642)	5/13	(7,605,774)	(121,980)
SPI 200	Long	96	6/13	12,858,387	265,816
STOXX 600 Utilities	Long	1,397	6/13	24,303,491	1,266,554
				$86,308,975	$8,284,374
*	The aggregate Notional Amount at Value of Long and Short positions were $141,446,435 and $55,137,460, respectively.

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen International Select Fund (continued)

April 30, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(6)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund

April 30, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 1.3%

1,592	General Dynamics Corporation	$117,744

3,046	Huntington Ingalls Industries Inc.	161,133

2,030	L-3 Communications Holdings, Inc., (2)	164,938

282	Northrop Grumman Corporation	21,359

2,208	Spirit AeroSystems Holdings Inc., (3)	44,138

1,351	Textron Inc.	34,788

363	TransDigm Group Inc.	53,288

3,241	United Technologies Corporation	295,871
	Total Aerospace & Defense	893,259
	Air Freight & Logistics – 0.1%

542	United Parcel Service, Inc., Class B	46,525
	Airlines – 1.1%

13,128	Delta Air Lines, Inc., (3)	225,014

9,076	Southwest Airlines Co.	124,341

12,976	United Continental Holdings Inc., (2), (3)	419,125
	Total Airlines	768,480
	Auto Components – 0.4%

2,073	Allison Transmission Holdings Inc., (2)	47,285

7,616	Goodyear Tire & Rubber Company, (3)	95,162

1,890	Johnson Controls, Inc.	66,169

1,149	Visteon Corporation, (3)	67,550
	Total Auto Components	276,166
	Automobiles – 0.7%

30,323	Ford Motor Company	415,728

2,503	General Motors Company, (3)	77,193
	Total Automobiles	492,921
	Beverages – 3.2%

1,832	Beam Inc.	118,549

1,294	Coca-Cola Enterprises Inc.	47,399

23,095	Coca-Cola Company	977,611

2,577	Dr. Pepper Snapple Group, (2)	125,835

1,966	Monster Beverage Corporation, (3)	110,882

9,819	PepsiCo, Inc.	809,773
	Total Beverages	2,190,049
	Biotechnology – 1.6%

4,232	Amgen Inc.	441,017

1,135	Biogen Idec Inc., (3)	248,486

1,581	BioMarin Pharmaceutical Inc., (3)	103,714

1,659	Celgene Corporation, (3)	195,878

2,702	Gilead Sciences, Inc., (2), (3)	136,829
	Total Biotechnology	1,125,924
	Capital Markets – 0.8%

1,973	Bank of New York Company, Inc.	55,678

2,119	Goldman Sachs Group, Inc.	309,522

8,204	Morgan Stanley	181,719
	Total Capital Markets	546,919

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Chemicals – 0.1%

1,027	LyondellBasell Industries NV	$62,339

287	Praxair, Inc.	32,804
	Total Chemicals	95,143
	Commercial Banks – 3.1%

5,492	Associated Banc-Corp.	78,371

12,023	CIT Group Inc., (3)	511,098

1,680	First Citizens Bancshs Inc.	313,186

36,368	KeyCorp., (2)	362,589

1,470	PNC Financial Services Group, Inc.	99,784

6,776	Regions Financial Corporation	57,528

2,584	SunTrust Banks, Inc.	75,582

12,815	Synovus Financial Corp.	34,472

15,611	Wells Fargo & Company	592,906
	Total Commercial Banks	2,125,516
	Commercial Services & Supplies – 1.3%

3,797	Avery Dennison Corporation	157,386

1,623	KAR Auction Services Inc.	36,307

6,224	Stericycle Inc., (3)	674,184

325	Waste Management, Inc., (2)	13,319
	Total Commercial Services & Supplies	881,196
	Communications Equipment – 1.6%

17,470	Cisco Systems, Inc.	365,472

7,114	Echostar Holding Corporation, Class A, (3)	279,367

7,162	QUALCOMM, Inc.	441,322
	Total Communications Equipment	1,086,161
	Computers & Peripherals – 3.4%

4,665	Apple, Inc.	2,065,429

4,009	EMC Corporation, (3)	89,922

8,045	Hewlett-Packard Company, (2)	165,727

1,159	SanDisk Corporation, (3)	60,778
	Total Computers & Peripherals	2,381,856
	Construction Materials – 0.1%

1,475	Vulcan Materials Company	73,573
	Consumer Finance – 1.0%

4,597	American Express Company	314,481

4,544	Capital One Financial Corporation	262,552

318	Discover Financial Services	13,909

3,828	SLM Corporation, (2)	79,048
	Total Consumer Finance	669,990
	Containers & Packaging – 1.0%

8,471	Crown Holdings Inc., (3)	361,542

9,710	Owens-Illinois, Inc., (3)	255,179

1,186	Silgan Holdings, Inc.	56,774
	Total Containers & Packaging	673,495

50	Nuveen Investments

Shares	Description (1)	Value
	Diversified Financial Services – 4.1%

54,151	Bank of America Corporation	$666,599

20,994	Citigroup Inc.	979,580

16,896	JPMorgan Chase & Co.	828,073

10,509	Leucadia National Corporation	324,623
	Total Diversified Financial Services	2,798,875
	Diversified Telecommunication Services – 2.3%

23,570	AT&T Inc.	882,932

9,935	Level 3 Communications Inc., (2), (3)	199,992

3,105	TW Telecom Inc., (3)	84,083

7,714	Verizon Communications Inc.	415,862
	Total Diversified Telecommunication Services	1,582,869
	Electric Utilities – 3.3%

3,646	American Electric Power Company, Inc.	187,514

5,179	Duke Energy Corporation	389,461

19,371	Edison International	1,042,160

3,114	Entergy Corporation	221,810

4,033	FirstEnergy Corp.	187,938

3,094	NextEra Energy Inc.	253,801
	Total Electric Utilities	2,282,684
	Electronic Equipment & Instruments – 0.9%

1,976	Arrow Electronics, Inc., (3)	77,518

3,093	Avnet Inc., (3)	101,296

3,926	Corning Incorporated	56,927

2,213	Ingram Micro, Inc., Class A, (3)	39,414

2,616	Itron Inc., (3)	103,724

4,946	TE Connectivity Limited	215,398
	Total Electronic Equipment & Instruments	594,277
	Energy Equipment & Services – 0.7%

2,600	ERA Group Incorporated, (3)	59,410

5,356	Nabors Industries Inc.	79,215

248	National-Oilwell Varco Inc.	16,175

3,240	Schlumberger Limited	241,153

1,574	SeaCor Smit Inc., (2)	113,501
	Total Energy Equipment & Services	509,454
	Food & Staples Retailing – 2.5%

11,009	CVS Caremark Corporation	640,504

4,391	Kroger Co., (2)	150,963

925	Sysco Corporation	32,246

1,249	Walgreen Co.	61,838

10,482	Wal-Mart Stores, Inc.	814,661
	Total Food & Staples Retailing	1,700,212
	Food Products – 5.9%

13,826	Archer-Daniels-Midland Company	469,254

2,579	Bunge Limited	186,230

3,550	ConAgra Foods, Inc.	125,564

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Food Products (continued)

20,107	Dean Foods Company, (3)	$384,848

5,809	General Mills, Inc.	292,890

3,379	Hershey Foods Corporation	301,272

11,749	Hillshire Brands Company	421,907

1,672	Ingredion Inc.	120,401

10,454	Kellogg Company	679,928

3,142	Kraft Foods Inc.	161,782

4,015	Mead Johnson Nutrition Company, Class A Shares	325,576

15,104	Mondelez International Inc.	475,021

5,908	Smithfield Foods, Inc., (3)	151,245
	Total Food Products	4,095,918
	Health Care Equipment & Supplies – 1.6%

8,334	Abbott Laboratories	307,691

8,461	Alere Inc., (2), (3)	217,278

6,585	Boston Scientific Corporation, (3)	49,322

872	Covidien PLC	55,668

4,147	Hill Rom Holdings Inc.	141,288

5,434	Hologic Inc., (3)	110,691

4,850	Medtronic, Inc.	226,398
	Total Health Care Equipment & Supplies	1,108,336
	Health Care Providers & Services – 2.2%

1,506	Brookdale Senior Living Inc., (3)	38,840

852	CIGNA Corporation	56,377

2,574	Community Health Systems Inc.	117,297

1,204	Davita Inc., (3)	142,855

4,608	Express Scripts, Holding Company, (3)	273,577

2,095	Health Net Inc., (3)	61,593

357	Humana Inc.	26,457

1,090	Laboratory Corporation of America Holdings, (3)	101,762

2,322	Lifepoint Hospitals Inc., (3)	111,456

763	Quest Diagnostics Incorporated	42,980

6,533	UnitedHealth Group Incorporated	391,523

2,112	Wellpoint Inc.	154,007
	Total Health Care Providers & Services	1,518,724
	Hotels, Restaurants & Leisure – 1.1%

4,046	McDonald’s Corporation	413,258

13,689	MGM Resorts International Inc., (3)	193,289

22,826	The Wendy’s Company, (2)	129,880

161	YUM! Brands, Inc.	10,967
	Total Hotels, Restaurants & Leisure	747,394
	Household Products – 1.8%

1,386	Clorox Company	119,543

14,717	Procter & Gamble Company	1,129,824
	Total Household Products	1,249,367

52	Nuveen Investments

Shares	Description (1)	Value
	Independent Power Producers & Energy Traders – 2.0%

49,009	AES Corporation	$679,265

27,218	Calpine Corporation, (3)	591,447

4,496	NRG Energy Inc.	125,304
	Total Independent Power Producers & Energy Traders	1,396,016
	Industrial Conglomerates – 2.3%

102	3M Co.	10,680

6,063	Danaher Corporation	369,479

54,703	General Electric Company	1,219,330
	Total Industrial Conglomerates	1,599,489
	Insurance – 3.7%

349	Alleghany Corporation, Term Loan, (3)	137,415

8,156	American International Group, (3)	337,822

8,748	Berkshire Hathaway Inc., Class B, (3)	930,087

1,708	CNA Financial Corp.	57,577

6,999	Genworth Financial Inc., Class A, (3)	70,200

10,800	Loews Corporation	482,436

621	MetLife, Inc.	24,213

830	White Mountain Insurance Group	479,997
	Total Insurance	2,519,747
	Internet & Catalog Retail – 2.3%

2,192	Amazon.com, Inc., (3)	556,352

987	Expedia, Inc.	55,114

21,616	Groupon Inc., (2), (3)	131,858

12,546	Liberty Interactive Corporation, Class A Shares, (3)	267,104

2,789	Liberty Ventures, (3)	204,908

356	priceline.com Incorporated, (3)	247,772

2,673	TripAdvisor Inc., (3)	140,546
	Total Internet & Catalog Retail	1,603,654
	Internet Software & Services – 4.8%

4,390	Akamai Technologies, Inc., (2), (3)	192,765

6,849	eBay Inc., (3)	358,819

743	Facebook Inc., Class A Shares, (3)	20,626

1,789	Google Inc., Class A, (3)	1,475,156

10,098	IAC/InterActiveCorp.	475,313

8,497	VeriSign, Inc., (2), (3)	391,457

14,968	Yahoo! Inc., (3)	370,159
	Total Internet Software & Services	3,284,295
	IT Services – 2.2%

15,650	Booz Allen Hamilton Holding, (2)	237,724

2,131	Fiserv, Inc., (2), (3)	194,155

5,444	International Business Machines Corporation (IBM)	1,102,628
	Total IT Services	1,534,507
	Life Sciences Tools & Services – 0.7%

1,133	Bio-Rad Laboratories Inc., (3)	135,677

3,498	Charles River Laboratories International, Inc., (3)	152,128

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Life Sciences Tools & Services (continued)

1,973	Techne Corporation	$126,548

986	Thermo Fisher Scientific, Inc.	79,550
	Total Life Sciences Tools & Services	493,903
	Machinery – 0.6%

1,698	Caterpillar Inc., (2)	143,770

2,004	CNH Global N.V.	82,425

363	Deere & Company, (2)	32,416

4,364	Navistar International Corporation, (3)	144,536
	Total Machinery	403,147
	Media – 3.8%

1,531	AMC Networks Inc., Class A Shares, (3)	96,468

10,640	Cablevision Systems Corporation, (2)	158,110

3,822	Charter Communications, Inc., Class A, (2), (3)	385,028

19,254	Clear Channel Outdoor Holdings Inc., Class A, (3)	139,206

8,638	Comcast Corporation, Class A	356,749

7,369	DirecTV, (3)	416,791

1,881	Echostar Communications Corporation, Variable Prepaid Forward	73,716

1,467	News Corporation, Class A	45,433

668	Time Warner Cable, Class A	62,719

6,104	Time Warner Inc.	364,897

2,514	Viacom Inc., Class B	160,871

5,697	Walt Disney Company, (2)	357,999
	Total Media	2,617,987
	Metals & Mining – 0.6%

11,372	Alcoa Inc.	96,662

4,553	Freeport-McMoRan Copper & Gold, Inc., (2)	138,548

5,673	Newmont Mining Corporation	183,805
	Total Metals & Mining	419,015
	Multiline Retail – 0.7%

4,115	J.C. Penney Company, Inc., (2)	67,568

1,291	Macy’s, Inc.	57,579

2,174	Sears Holding Corporation, (2), (3)	111,613

3,985	Target Corporation	281,182
	Total Multiline Retail	517,942
	Multi-Utilities – 0.4%

1,163	Ameren Corporation	42,159

2,446	DTE Energy Company, (2)	178,264

2,426	Public Service Enterprise Group Incorporated	88,816
	Total Multi-Utilities	309,239
	Oil, Gas & Consumable Fuels – 8.5%

5,197	Anadarko Petroleum Corporation	440,498

4,163	Apache Corporation	307,562

7,885	Cheniere Energy Inc., (3)	224,565

4,010	Chesapeake Energy Corporation, (2)	78,355

6,614	Chevron Corporation	806,974

54	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

762	Cimarex Energy Company	$55,763

4,747	ConocoPhillips, (2)	286,956

7,960	Devon Energy Corporation, (2)	438,278

18,161	Exxon Mobil Corporation	1,616,147

301	Hess Corporation	21,726

9,191	Kinder Morgan, Inc.	359,368

4,750	Kosmos Energy Inc., (3)	52,203

8,038	Laredo Petroleum Holdings Inc., (2), (3)	138,254

3,906	Marathon Oil Corporation	127,609

3,352	Newfield Exploration Company, (3)	73,040

3,886	Occidental Petroleum Corporation	346,864

2,533	Peabody Energy Corporation, (2)	50,812

1,551	Plains Exploration & Production Company, (3)	70,105

2,162	QEP Resources Inc.	62,071

9,509	SandRidge Energy Inc., (2), (3)	48,876

3,755	Teekay Shipping Corporation	133,678

9,856	WPX Energy Inc., (2), (3)	154,049
	Total Oil, Gas & Consumable Fuels	5,893,753
	Pharmaceuticals – 3.2%

1,135	Allergan, Inc.	128,879

2,984	Forest Laboratories, Inc., (3)	111,631

2,000	Hospira Inc., (2), (3)	66,240

7,583	Johnson & Johnson, (2)	646,299

9,170	Merck & Company Inc.	430,990

4,000	Mylan Laboratories Inc., (3)	116,440

424	Perrigo Company	50,630

21,826	Pfizer Inc.	634,482
	Total Pharmaceuticals	2,185,591
	Professional Services – 0.4%

1,370	Nielsen Holdings BV	47,429

3,997	Verisk Analytics Inc, Class A Shares, (3)	244,976
	Total Professional Services	292,405
	Real Estate Investment Trust – 2.1%

12,174	Apartment Investment & Management Company, Class A	378,733

5,493	Corporate Office Properties	159,242

4,329	Duke Realty Corporation	76,364

3,811	Equity Residential	221,267

1,510	SL Green Realty Corporation, (2)	136,957

5,295	Taubman Centers Inc.	452,775
	Total Real Estate Investment Trust	1,425,338
	Real Estate Management & Development – 1.2%

5,616	Alexander & Baldwin Inc., (3)	191,281

1,447	CBRE Group Inc., (3)	35,046

8,740	Forest City Enterprises, Inc., (2), (3)	163,176

9,149	Realogy Holdings Corporation, (3)	439,152
	Total Real Estate Management & Development	828,655

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Road & Rail – 0.1%

460	Union Pacific Corporation	$68,062
	Semiconductors & Equipment – 2.0%

97,585	Advanced Micro Devices, Inc., (2), (3)	275,190

10,234	Cypress Semiconductor Corporation, (2)	103,261

20,861	Freescale Semiconductor, Inc., (2), (3)	322,928

17,625	Intel Corporation	422,119

13,510	Micron Technology, Inc., (3)	127,264

6,112	NVIDIA Corporation	84,162

5,803	ON Semiconductor Corporation, (3)	45,612
	Total Semiconductors & Equipment	1,380,536
	Software – 2.5%

377	Adobe Systems Incorporated, (3)	16,995

29,072	Microsoft Corporation	962,283

16,550	Oracle Corporation	542,509

2,631	Rovi Corporation, (3)	61,539

1,488	Workday Inc., Class A, (2), (3)	93,223

10,784	Zynga Inc., (2), (3)	34,401
	Total Software	1,710,950
	Specialty Retail – 1.4%

1,459	AutoNation Inc., (2), (3)	66,399

523	AutoZone, Inc., (3)	213,954

6,403	Home Depot, Inc.	469,660

1,148	L Brands Inc., (2)	57,871

4,724	Sally Beauty Holdings Inc., (3)	142,003
	Total Specialty Retail	949,887
	Thrifts & Mortgage Finance – 1.3%

23,119	Capitol Federal Financial Inc.	273,729

29,946	TFS Financial Corporation, (3)	325,513

17,200	Washington Federal Inc.	295,324
	Total Thrifts & Mortgage Finance	894,566
	Tobacco – 2.1%

901	Altria Group, Inc.	32,896

14,538	Philip Morris International	1,389,687
	Total Tobacco	1,422,583
	Trading Companies & Distributors – 0.4%

5,065	Air Lease Corporation, (2)	139,338

3,881	MRC Global Inc., (3)	116,236
	Total Trading Companies & Distributors	255,574
	Water Utilities – 0.4%

6,985	American Water Works Company	292,532
	Wireless Telecommunication Services – 1.8%

9,525	Clearwire Corporation, (3)	32,004

4,341	Crown Castle International Corporation, (3)	334,257

2,062	SBA Communications Corporation, (2), (3)	162,877

47,931	Sprint Nextel Corporation, (2), (3)	337,914

56	Nuveen Investments

Shares	Description (1)					Value
	Wireless Telecommunication Services (continued)

3,942	Telephone and Data Systems Inc.					$88,458

6,977	United States Cellular Corporation, (2), (3)					268,192
	Total Wireless Telecommunication Services					1,223,702
	Total Common Stocks (cost $57,063,854)					68,038,358

Shares	Description (1)					Value
	WARRANTS – 0.0%

2,465	Kinder Morgan Inc., Uncovered Equity Options Warrant					$13,730
	Total Warrants (cost $4,696)					13,730

Shares	Description (1)					Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.0%

	Money Market Funds – 13.0%

8,999,305	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)					$8,999,305
	Total Investments Purchased with Collateral from Securities Lending (cost $8,999,305)					8,999,305

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (6)	Value
	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Funds – 1.0%

686,724	First American Treasury Obligations Fund, Class Z	0.000%	, (4)	N/A	N/A	$686,724
	U.S. Government and Agency Obligations – 0.3%

$200	U.S. Treasury Bills, (7)	0.058%		8/22/13	Aaa	199,966
	Total Short-Term Investments (cost $886,662)					886,690
	Total Investments (cost $66,954,517) – 113.0%					77,938,083
	Other Assets Less Liabilities – (13.0)%					(8,990,450)
	Net Assets – 100%					$68,947,633

Investments in Derivatives as of April 30, 2013

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	2	6/13	$796,100	$24,242

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Quantitative Enhanced Core Equity Fund (continued)

April 30, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan at the end of the reporting period was $8,652,577.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

(6)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not Applicable.

See accompanying notes to financial statements.

58	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Tactical Market Opportunities Fund

April 30, 2013

Shares		Description (1)				Value
		COMMON STOCKS – 0.5%

		Electric Utilities – 0.2%

1,000		EDP – Energias de Portugal, S.A., Sponsored ADR				$34,290

35,000		Enel SpA				135,330

3,000		Fortum Oyj				55,746

7,000		Iberdrola S.A.				150,990

5,000		Scottish and Southern Energy PLC				121,700
		Total Electric Utilities				498,056
		Gas Utilities – 0.0%

5,000		Snam Rete Gas SpA, (10)				48,700
		Multi-Utilities – 0.3%

7,000		Centrica PLC				161,770

10,000		E.ON				182,000

7,000		GDF Suez				151,130

4,000		National Grid PLC				255,120

3,000		RWE AG, Sponsored ADR				107,970
		Total Multi-Utilities				857,990
		Total Common Stocks (cost $1,356,319)				1,404,746

Shares		Description (1),(2)				Value
		EXCHANGE-TRADED FUNDS – 20.7%

330,000		iShares FTSE NAREIT Mortgage Plus Capped Index Fund				$5,194,200

22,000		iShares J.P. Morgan USD Emerging Markets Bond Fund				2,670,800

50,000		iShares MSCI Pacific ex-Japan Index Fund				2,580,000

22,000		iShares S&P Global Infrastructure Index Fund				855,360

79,000		iShares S&P GSCI Commodity-Indexed Trust, (3)				2,471,910

22,000		iShares S&P National AMT-Free Municipal Bond Fund				2,460,700

54,000		iShares S&P Short Term National AMT-Free Municipal Bond Fund				5,736,420

414,052		Market Vectors Emerging Markets Local Currency Bond ETF				11,423,695

239,000		Market Vectors High-Yield Municipal Index ETF				7,920,460

90,000		Market Vectors Russia ETF				2,406,600

4,000		PowerShares DB Gold Fund, (3)				200,800

330,000		PowerShares Financial Preferred Portfolio Fund				6,167,700

107,000		PowerShares Senior Loan Portfolio Fund				2,695,330

27,500		SPDR S&P Emerging Markets Dividend ETF				1,252,075
		Total Exchange-Traded Funds (cost $52,381,624)				54,036,050

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		SOVEREIGN DEBT – 4.4%

		Mexico – 4.4%

24,000	MXN	Mexican Bonos	6.500%	6/09/22	A–	$2,272,091

740	MXN	Mexican Bonos	7.750%	11/13/42	A–	8,275,813

750		United Mexican States	5.875%	1/15/14	Baa1	774,000
		Total Sovereign Debt (cost $9,212,108)				11,321,904

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Tactical Market Opportunities Fund (continued)

April 30, 2013

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (5)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.1%

$10,000	U.S. Treasury Bonds	4.500%		8/15/39	Aaa	$13,275,000
$10,000	Total U.S. Government and Agency Obligations (cost $11,946,029)					13,275,000

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (5)	Value
	SHORT-TERM INVESTMENTS – 68.6%

	Money Market Funds – 16.6%

43,211,789	First American Treasury Obligations Fund, Class Z	0.000%	, (6)	N/A	N/A	$43,211,789
	U.S. Government and Agency Obligations – 52.0%

$16,000	U.S. Treasury Bills, (7)	0.033%		5/09/13	Aaa	15,999,872

16,000	U.S. Treasury Bills, (7)	0.033%		5/23/13	Aaa	15,999,728

16,000	U.S. Treasury Bills, (7)	0.018%		6/06/13	Aaa	15,999,680

16,000	U.S. Treasury Bills, (7)	0.023%		6/20/13	Aaa	15,999,504

16,000	U.S. Treasury Bills, (7)	0.018%		6/27/13	Aaa	15,999,424

16,000	U.S. Treasury Bills, (7)	0.043%		7/18/13	Aaa	15,998,448

1,000	U.S. Treasury Bills, (7)	0.048%		7/25/13	Aaa	999,882

16,000	U.S. Treasury Bills, (7)	0.048%		8/01/13	Aaa	15,997,952

6,600	U.S. Treasury Bills, (7)	0.058%		8/22/13	Aaa	6,598,859

16,000	U.S. Treasury Bills, (7)	0.078%		10/10/13	Aaa	15,994,416
$135,600	Total U.S. Government and Agency Obligations					135,587,765
	Total Short-Term Investments (cost $178,786,487)					178,799,554
	Total Investments (cost $253,682,567) – 99.3%					258,837,254
	Other Assets Less Liabilities – 0.7% (8)					1,718,920
	Net Assets – 100%					$260,556,174

Investments in Derivatives as of April 30, 2013

Put Options Purchased outstanding:

Number of Contracts	Type	Notional Amount (9)	Expiration Date	Strike Price	Value (8)
100	S&P 500 Index Put Option	$15,500,000	5/18/13	$1,550	$48,000
100	Total Put Options Purchased (premiums paid $169,300)	$15,500,000			$48,000
Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Amsterdam Index	Long	48	5/13	$4,392,715	$148,290
Australian 3-Year Bond	Long	347	6/13	35,056,137	478,472
Australian 10-Year Bond	Long	284	6/13	28,533,962	1,429,161
Australian Dollar Currency	Short	(36)	6/13	(3,717,000)	34,770
DAX Index	Short	(18)	6/13	(4,694,204)	38,760
Dollar Index	Long	275	6/13	22,496,928	(291,915)
E-Mini MSCI Emerging Markets Index	Long	81	6/13	4,211,595	(64,571)
Euro FX Currency	Short	(8)	6/13	(1,316,600)	(13,183)
FTSE/JSE Top 40	Short	(226)	6/13	(8,627,465)	447,542
Mexican Bolsa Index	Long	371	6/13	12,909,515	(564,950)
Mexican Peso	Long	66	6/13	2,708,475	78,925
Nikkei 225 Index	Long	190	6/13	13,214,500	1,226,966

60	Nuveen Investments

Investments in Derivatives as of April 30, 2013 (continued)

Futures Contracts outstanding (continued):

Type	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	Short	(39)	6/13	$(3,685,890)	$(28,459)
S&P 500 E-Mini	Long	141	6/13	11,225,010	293,964
STOXX 600 Telecommunications	Long	250	6/13	3,984,776	186,848
STOXX 600 Utilities	Long	200	6/13	3,479,383	260,451
U.S. Treasury 5-Year Note	Short	(467)	6/13	(58,207,172)	(379,489)
U.S. Treasury 10-Year Note	Short	(99)	6/13	(13,202,578)	(167,307)
				$48,762,087	$3,114,275
*	The aggregate Notional Amount at Value of Long and Short positions were $142,212,996 and $93,450,909, respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(6)	The rate shown is the annualized seven-day effective yield at the end of the reporting period.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(10)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/A	Not applicable.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

MXN	Mexican Peso

SPDR	Standard & Poor’s Depositary Receipts

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Assets & Liabilities (Unaudited)

April 30, 2013

	International	International Select	Quantitative Enhanced Core Equity		Tactical Market Opportunities
Assets
Long-term investments, at value (cost $74,695,527, $323,522,506, $57,068,550 and $74,896,080, respectively)	$87,433,350	$377,423,274	$68,052,088		$80,037,700
Investment purchased with collateral from securities lending (at cost, which approximates value)	—	—	8,999,305		—
Short-term investments, at value (cost $6,703,553, $78,524,600, $886,662 and $178,786,487, respectively)	6,704,084	78,527,144	886,690		178,799,554
Cash denominated in foreign currencies, at value (cost $6,575,062, $6,961,941, $– and $3,454,149, respectively)	6,605,143	7,036,977	—		3,480,220
Cash	—	—	7,038		—
Options purchased, at value (premiums paid $–, $–, $– and $169,300, respectively)	—	—	—		48,000
Receivables:
Deposits with brokers for open futures contracts	800,000	1,000,000	—		800,000
Dividends	327,706	1,035,383	43,527		9,195
Due from broker	—	10,370	1,837		—
Interest	400	7,290	—		326,497
Investments sold	362,787	2,284,464	—		—
Reclaims	224,881	408,699	—		915
Shares sold	3,069	55,755	—		580,107
Variation margin on futures contracts	85,971	479,859	2,000		562,915
Other assets	4,342	10,187	129		1,196
Total assets	102,551,733	468,279,402	77,992,614		264,646,299
Liabilities
Cash overdraft	6,536,497	7,219,591	—		3,226,000
Payables:
Collateral from securities lending program	—	—	8,999,305		—
Investments purchased	402,329	2,945,863	—		—
Shares redeemed	12,343	29,456	16,475		361,548
Variation margin on futures contracts	112,086	424,096	—		217,775
Accrued expenses:
Directors fees	4,517	10,991	555		2,274
Management fees	54,626	379,578	14,329		199,208
12b-1 distribution and service fees	5,724	1,358	145		23,019
Other	79,385	146,895	14,172		60,301
Total liabilities	7,207,507	11,157,828	9,044,981		4,090,125
Net assets	$95,344,226	$457,121,574	$68,947,633		$260,556,174
Class A Shares
Net assets	$21,188,423	$3,674,572	$161,818		$50,897,309
Shares outstanding	1,938,333	366,191	6,632		4,484,071
Net asset value per share	$10.93	$10.03	$24.40		$11.35
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$11.60	$10.64	$24.40	(1)	$12.04
Class C Shares
Net assets	$1,796,699	$783,731	$137,106		$14,431,988
Shares outstanding	174,522	78,903	5,646		1,281,360
Net asset value and offering price per share	$10.29	$9.93	$24.28		$11.26
Class R3 Shares
Net assets	$44,718	N/A	N/A		N/A
Shares outstanding	4,088	N/A	N/A		N/A
Net asset value and offering price per share	$10.94	N/A	N/A		N/A
Class I Shares
Net assets	$72,314,386	$452,663,271	$68,648,709		$195,226,877
Shares outstanding	6,537,788	45,065,933	2,809,274		17,168,176
Net asset value and offering price per share	$11.06	$10.04	$24.44		$11.37
Net assets consist of:
Capital paid-in	$87,804,973	$412,359,688	$52,108,618		$254,670,150
Undistributed (Over-distribution of) net investment income	361,151	1,435,176	439,991		(491,743)
Accumulated net realized gain (loss)	(6,914,638)	(18,921,269)	5,391,216		(1,807,469)
Net unrealized appreciation (depreciation)	14,092,740	62,247,979	11,007,808		8,185,236
Net assets	$95,344,226	$457,121,574	$68,947,633		$260,556,174
Authorized shares – per class	2 billion	2 billion	2 billion		2 billion
Par value per share	$0.0001	$0.0001	$0.0001		$0.0001

N/A	– International Select, Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.
(1)	– Quantitative Enhanced Core Equity does not have a maximum sales charge.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended April 30, 2013

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $103,610, $461,116, $5,257 and $2,673, respectively)	$1,035,422	$4,582,097	$843,021	$1,554,283
Securities lending income, net	—	—	5,568	—
Total investment income	1,035,422	4,582,097	848,589	1,554,283
Expenses
Management fees	495,991	2,240,935	172,819	989,204
12b-1 service fees – Class A	26,211	4,578	189	70,013
12b-1 distribution and service fees – Class C	8,510	3,472	630	76,108
12b-1 distribution and service fees – Class R3	107	N/A	N/A	N/A
Shareholder servicing agent fees and expenses	62,593	35,641	14,032	91,725
Custodian fees and expenses	110,765	298,793	11,565	27,127
Directors fees and expenses	1,273	5,185	1,036	3,165
Professional fees	8,082	9,446	6,153	10,693
Shareholder reporting expenses	5,422	2,401	336	74,121
Federal and state registration fees	26,080	23,825	20,299	27,562
Other expenses	32,213	35,334	5,794	9,215
Total expenses before fee waiver/expense reimbursement	777,247	2,659,610	232,853	1,378,933
Fee waiver/expense reimbursement	(156,663)	—	(76,495)	(39,548)
Net expenses	620,584	2,659,610	156,358	1,339,385
Net investment income (loss)	414,838	1,922,487	692,231	214,898
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,517,611	4,282,036	5,573,521	697,866
Futures contracts	3,072,556	11,542,995	(27,484)	(2,079,974)
Options purchased	—	—	—	(62,300)
Options written	—	—	—	(71,872)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,630,068	30,660,212	2,869,950	2,948,683
Futures contracts	1,222,254	6,655,783	139,440	2,365,314
Options purchased	—	—	—	(121,300)
Net realized and unrealized gain (loss)	13,442,489	53,141,026	8,555,427	3,676,417
Net increase (decrease) in net assets from operations	$13,857,327	$55,063,513	$9,247,658	$3,891,315

N/A	– International Select, Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (Unaudited)

	International		International Select
	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$414,838	$1,035,607	$1,922,487	$5,823,962
Net realized gain (loss) from:
Investments and foreign currency	1,517,611	(10,013,310)	4,282,036	(22,623,577)
Futures contracts	3,072,556	487,259	11,542,995	(8,168,446)
Options purchased	—	—	—	—
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	7,630,068	12,274,110	30,660,212	36,768,484
Futures contracts	1,222,254	(1,315,087)	6,655,783	3,095,727
Options purchased	—	—	—	—
Net increase (decrease) in net assets from operations	13,857,327	2,468,579	55,063,513	14,896,150
Distributions to Shareholders
From net investment income:
Class A	(181,353)	(953,197)	(46,712)	(50,326)
Class C	(2,730)	(66,672)	(3,027)	(2,770)
Class R3	(282)	(685)	N/A	—
Class I	(811,116)	(5,063,626)	(5,933,545)	(7,900,958)
From accumulated net realized gains:
Class A	—	(2,889,331)	—	(47,541)
Class C	—	(265,665)	—	(7,969)
Class R3	—	(2,164)	N/A	—
Class I	—	(15,999,350)	—	(6,195,076)
Decrease in net assets from distributions to shareholders	(995,481)	(25,240,690)	(5,983,284)	(14,204,640)
Fund Share Transactions
Proceeds from sale of shares	2,791,586	11,030,054	28,332,425	75,494,059
Proceeds from shares issued to shareholders due to reinvestment of distributions	334,875	10,998,041	1,792,578	4,681,594
	3,126,461	22,028,095	30,125,003	80,175,653
Cost of shares redeemed	(18,962,988)	(67,474,781)	(55,411,976)	(231,253,534)
Net increase (decrease) in net assets from Fund share transactions	(15,836,527)	(45,446,686)	(25,286,973)	(151,077,881)
Net increase (decrease) in net assets	(2,974,681)	(68,218,797)	23,793,256	(150,386,371)
Net assets at the beginning of period	98,318,907	166,537,704	433,328,318	583,714,689
Net assets at the end of period	$95,344,226	$98,318,907	$457,121,574	$433,328,318
Undistributed (Over-distribution of) net investment income at the end of period	$361,151	$941,794	$1,435,176	$5,495,973
N/A –	International Select does not offer Class R3 Shares. After the close of business on June 30, 2012, International Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

64	Nuveen Investments

	Quantitative Enhanced Core Equity		Tactical Market Opportunities
	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$692,231	$1,747,245	$214,898	$561,603
Net realized gain (loss) from:
Investments and foreign currency	5,573,521	4,607,241	697,866	1,911,060
Futures contracts	(27,484)	763,216	(2,079,974)	(557,828)
Options purchased	—	—	(62,300)	—
Options written	—	—	(71,872)	60
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,869,950	4,085,174	2,948,683	1,372,961
Futures contracts	139,440	(187,020)	2,365,314	984,869
Options purchased	—	—	(121,300)	—
Net increase (decrease) in net assets from operations	9,247,658	11,015,856	3,891,315	4,272,725
Distributions to Shareholders
From net investment income:
Class A	(3,574)	(2,808)	(397,964)	(47,114)
Class C	(2,286)	(1,032)	—	—
Class R3	N/A	N/A	N/A	N/A
Class I	(1,983,342)	(1,931,314)	(1,749,270)	(353,238)
From accumulated net realized gains:
Class A	(8,465)	(2,646)	(154,299)	(209,804)
Class C	(7,594)	(1,768)	(42,778)	(23,497)
Class R3	N/A	N/A	N/A	N/A
Class I	(4,431,034)	(1,571,914)	(512,252)	(815,282)
Decrease in net assets from distributions to shareholders	(6,436,295)	(3,511,482)	(2,856,563)	(1,448,935)
Fund Share Transactions
Proceeds from sale of shares	277,289	3,709,154	55,073,107	254,776,661
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,349,623	1,379,059	2,771,372	1,316,662
	3,626,912	5,088,213	57,844,479	256,093,323
Cost of shares redeemed	(11,859,692)	(46,229,594)	(68,828,240)	(41,304,739)
Net increase (decrease) in net assets from Fund share transactions	(8,232,780)	(41,141,381)	(10,983,761)	214,788,584
Net increase (decrease) in net assets	(5,421,417)	(33,637,007)	(9,949,009)	217,612,374
Net assets at the beginning of period	74,369,050	108,006,057	270,505,183	52,892,809
Net assets at the end of period	$68,947,633	$74,369,050	$260,556,174	$270,505,183
Undistributed (Over-distribution of) net investment income at the end of period	$439,991	$1,736,962	$(491,743)	$1,440,593
N/A –	Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/94)
2013(d)	$9.54	$.04	$1.44	$1.48	$(.09)	$—	$(.09)	$10.93
2012	11.12	.07	.16	.23	(.41)	(1.40)	(1.81)	9.54
2011	11.62	.10	(.55)	(.45)	(.05)	—	(.05)	11.12
2010	10.78	.07	.81	.88	(.04)	—	(.04)	11.62
2009	8.68	.09	2.09	2.18	(.08)	—	(.08)	10.78
2008	17.15	.26	(7.14)	(6.88)	(.14)	(1.45)	(1.59)	8.68
Class C (9/01)
2013(d)	8.95	— **	1.35	1.35	(.01)	—	(.01)	10.29
2012	10.51	(.01)	.16	.15	(.31)	(1.40)	(1.71)	8.95
2011	11.03	.01	(.53)	(.52)	—	—	—	10.51
2010	10.26	(.02)	.79	.77	—	—	—	11.03
2009	8.25	.02	1.99	2.01	—	—	—	10.26
2008	16.36	.15	(6.79)	(6.64)	(.02)	(1.45)	(1.47)	8.25
Class R3 (4/94)
2013(d)	9.54	.02	1.44	1.46	(.06)	—	(.06)	10.94
2012	11.11	.05	.16	.21	(.38)	(1.40)	(1.78)	9.54
2011	11.61	.07	(.54)	(.47)	(.03)	—	(.03)	11.11
2010	10.78	.04	.82	.86	(.03)	—	(.03)	11.61
2009	8.67	.07	2.11	2.18	(.07)	—	(.07)	10.78
2008	17.17	.19	(7.10)	(6.91)	(.14)	(1.45)	(1.59)	8.67
Class I (4/94)
2013(d)	9.66	.05	1.46	1.51	(.11)	—	(.11)	11.06
2012	11.25	.09	.17	.26	(.45)	(1.40)	(1.85)	9.66
2011	11.78	.14	(.59)	(.45)	(.08)	—	(.08)	11.25
2010	10.92	.10	.83	.93	(.07)	—	(.07)	11.78
2009	8.81	.11	2.12	2.23	(.12)	—	(.12)	10.92
2008	17.38	.30	(7.24)	(6.94)	(.18)	(1.45)	(1.63)	8.81

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.58%	$21,188	1.82	%*	.36	%*	1.49	%*	.70	%*	25%
3.91	21,009	1.96		.21		1.48		.69		57
(3.93)	22,328	1.46		.84		1.46		.84		72
8.21	26,698	1.59		.51		1.48		.62		56
25.29	27,995	1.59		.90		1.49		1.00		231
(43.82)	25,342	1.54		1.87		1.49		1.92		18

15.16	1,797	2.58	*	(.36	)*	2.24	*	(.03	)*	25
3.11	1,675	2.71		(.53)		2.23		(.06)		57
(4.71)	1,987	2.21		.10		2.21		.10		72
7.50	2,607	2.34		(.25)		2.23		(.14)		56
24.36	3,269	2.34		.14		2.24		.24		231
(44.21)	3,232	2.29		1.15		2.24		1.20		18

15.41	45	2.07	*	.13	*	1.74	*	.46	*	25
3.69	42	2.23		.03		1.73		.53		57
(4.10)	11	1.68		.59		1.68		.59		72
7.94	6	1.84		.27		1.73		.38		56
25.39	5	1.84		.63		1.74		.73		231
(43.94)	2	1.79		1.35		1.74		1.40		18

15.78	72,314	1.57	*	.62	*	1.24	*	.95	*	25
4.15	75,592	1.71		.45		1.23		.93		57
(3.90)	141,264	1.21		1.17		1.21		1.17		72
8.52	652,664	1.34		.76		1.23		.87		56
25.68	680,309	1.34		1.15		1.24		1.25		231
(43.68)	658,276	1.29		2.14		1.24		2.19		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

INTERNATIONAL SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/06)
2013(d)	$8.96	$.03		$1.15	$1.18	$(.11)	$—	$(.11)	$10.03
2012	8.85	.08		.24	.32	(.11)	(.10)	(.21)	8.96
2011	9.54	.09		(.72)	(.63)	(.06)	—	(.06)	8.85
2010	8.48	.06		1.02	1.08	(.02)	—	(.02)	9.54
2009	6.53	.07		2.00	2.07	(.12)	—	(.12)	8.48
2008	12.15	.15		(5.52)	(5.37)	(.06)	(.19)	(.25)	6.53
Class C (12/06)
2013(d)	8.84	—	**	1.13	1.13	(.04)	—	(.04)	9.93
2012	8.72	.02		.24	.26	(.04)	(.10)	(.14)	8.84
2011	9.43	.02		(.72)	(.70)	(.01)	—	(.01)	8.72
2010	8.42	.01		1.00	1.01	—	—	—	9.43
2009	6.46	.03		1.97	2.00	(.04)	—	(.04)	8.42
2008	12.07	.09		(5.48)	(5.39)	(.03)	(.19)	(.22)	6.46
Class I (12/06)
2013(d)	8.98	.04		1.15	1.19	(.13)	—	(.13)	10.04
2012	8.87	.10		.24	.34	(.13)	(.10)	(.23)	8.98
2011	9.57	.12		(.74)	(.62)	(.08)	—	(.08)	8.87
2010	8.49	.09		1.02	1.11	(.03)	—	(.03)	9.57
2009	6.55	.08		2.01	2.09	(.15)	—	(.15)	8.49
2008	12.17	.17		(5.52)	(5.35)	(.08)	(.19)	(.27)	6.55

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

13.25%	$3,675	1.47	%*	.63	%*	1.47	%*	.63	%*	21%
3.83	4,060	1.53		.88		1.48		.93		49
(6.70)	4,388	1.46		.96		1.46		.96		59
12.72	5,530	1.62		.56		1.49		.69		47
32.32	3,029	1.76		.77		1.49		1.04		64
(45.00)	1,904	1.70		1.31		1.49		1.52		63

12.84	784	2.23	*	(.08	)*	2.23	*	(.08	)*	21
3.09	644	2.28		.15		2.23		.20		49
(7.45)	717	2.21		.21		2.21		.21		59
12.00	816	2.37		(.05)		2.24		.08		47
31.43	244	2.51		.13		2.24		.40		64
(45.39)	226	2.45		.71		2.24		.92		63

13.38	452,663	1.23	*	.89	*	1.23	*	.89	*	21
4.12	428,624	1.28		1.14		1.23		1.18		49
(6.60)	578,597	1.21		1.23		1.21		1.23		59
13.14	848,165	1.37		.85		1.24		.98		47
32.68	584,667	1.51		.90		1.24		1.17		64
(44.86)	249,805	1.45		1.51		1.24		1.72		63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

QUANTITATIVE ENHANCED CORE EQUITY
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (7/07)
2013(d)	$23.39	$.19	$2.87	$3.06	$(.59)	$(1.46)	$(2.05)	$24.40
2012	21.57	.38	2.16	2.54	(.37)	(.35)	(.72)	23.39
2011	20.50	.31	1.02	1.33	(.26)	—	(.26)	21.57
2010	18.01	.25	2.48	2.73	(.24)	—	(.24)	20.50
2009	16.56	.31	1.29	1.60	(.15)	—	(.15)	18.01
2008	26.90	.40	(10.21)	(9.81)	(.29)	(.24)	(.53)	16.56
Class C (7/07)
2013(d)	23.20	.11	2.84	2.95	(.41)	(1.46)	(1.87)	24.28
2012	21.40	.20	2.15	2.35	(.20)	(.35)	(.55)	23.20
2011	20.50	.12	1.06	1.18	(.28)	—	(.28)	21.40
2010	17.91	.08	2.51	2.59	—	—	—	20.50
2009	16.51	.24	1.24	1.48	(.08)	—	(.08)	17.91
2008	26.88	.23	(10.20)	(9.97)	(.16)	(.24)	(.40)	16.51
Class I (7/07)
2013(d)	23.46	.23	2.86	3.09	(.65)	(1.46)	(2.11)	24.44
2012	21.64	.44	2.15	2.59	(.42)	(.35)	(.77)	23.46
2011	20.57	.37	1.03	1.40	(.33)	—	(.33)	21.64
2010	18.04	.29	2.51	2.80	(.27)	—	(.27)	20.57
2009	16.57	.35	1.29	1.64	(.17)	—	(.17)	18.04
2008	26.90	.44	(10.20)	(9.76)	(.33)	(.24)	(.57)	16.57

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

14.32%	$162	.92	%*	1.48	%*	.70	%*	1.70	%*	73%
12.18	151	1.03		1.34		.70		1.66		137
6.50	164	.86		1.25		.70		1.41		159
15.24	253	.93		1.05		.70		1.28		142
9.87	243	1.01		1.62		.69		1.94		75
(37.08)	118	1.18		1.29		.70		1.77		153

13.85	137	1.67	*	.73	*	1.45	*	.95	*	73
11.31	120	1.79		.56		1.45		.90		137
5.76	108	1.61		.40		1.45		.56		159
14.46	14	1.68		.20		1.45		.43		142
9.05	4	1.76		1.25		1.44		1.57		75
(37.58)	10	1.93		.51		1.45		.99		153

14.45	68,649	.67	*	1.78	*	.45	*	2.00	*	73
12.44	74,098	.79		1.59		.45		1.93		137
6.79	107,734	.63		1.50		.45		1.68		159
15.61	203,316	.68		1.27		.45		1.50		142
10.13	146,180	.76		1.87		.44		2.19		75
(36.93)	89,270	.93		1.51		.45		1.99		153

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

TACTICAL MARKET OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/11)
2013(g)	$11.29	$—	*	$.16	$.16	$(.07)	$(.03)	$(.10)	$11.35
2012	11.22	.02		.25	.27	(.03)	(.17)	(.20)	11.29
2011(d)	10.59	.04		.59	.63	—	—	—	11.22
Class C (2/11)
2013(g)	11.17	(.04)		.16	.12	—	(.03)	(.03)	11.26
2012	11.17	(.07)		.24	.17	—	(.17)	(.17)	11.17
2011(d)	10.59	—	*	.58	.58	—	—	—	11.17
Class I (12/09)
2013(g)	11.32	.02		.16	.18	(.10)	(.03)	(.13)	11.37
2012	11.25	.05		.25	.30	(.06)	(.17)	(.23)	11.32
2011	10.62	.14		.59	.73	(.08)	(.02)	(.10)	11.25
2010(e)	10.00	.02		.60	.62	—	—	—	10.62

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Invest- ment Income (Loss)		Expenses(f)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

1.46%	$50,897	1.20	%**	—	%***	1.17	%**	.02	%**	68%
2.45	59,751	1.19		.13		1.18		.14		189
5.95	3,558	1.67	**	.06	**	1.19	**	54	**	177

1.08	14,432	1.95	**	(.75	)**	1.92	**	(.72	)**	68
1.55	15,045	1.93		(.65)		1.93		(.65)		189
5.48	475	2.31	**	(.37	)**	1.94	**	—	***	177

1.63	195,227	.95	**	.25	**	.92	**	.28	**	68
2.69	195,709	.94		.41		.93		.43		189
6.95	48,860	1.18		1.01		.94		1.25		177
6.20	27,300	4.14	**	(1.83	)**	.92	**	1.39	**	156

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 24, 2011 (commencement of operations) through October 31, 2011.
(e)	For the period December 30, 2009 (commencement of operations) through October 31, 2010.
(f)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(g)	For the six months ended April 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	73

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen International Fund (“International”), Nuveen International Select Fund (“International Select”), Nuveen Quantitative Enhanced Core Equity Fund (“Quantitative Enhanced Core Equity”) and Nuveen Tactical Market Opportunities Fund (“Tactical Market Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

International’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and exchange traded funds (“ETFs”) and other investment companies (“investment companies”) that provide exposure to non-U.S. issuers. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

International Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests primarily in equity securities of non-U.S. issuers that trade in U.S. or non-U.S. markets, depositary receipts representing shares of non-U.S. issuers, and ETFs and other investment companies that provide exposure to non-U.S. issuers.

International and International Select also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

Quantitative Enhanced Core Equity’s investment objective is to provide, over the long-term, a total return that exceeds the total return of the Standard & Poor’s 500® Index (“S&P 500 Index”). Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities that have market capitalization within the same range of market capitalization of companies in the S&P 500 Index. The Fund’s investments may include common stocks of non-U.S. issuers which are listed on a U.S. stock exchange. The Fund may also buy and sell stock index futures contracts to manage market or business risk or enhance the Fund’s return.

Tactical Market Opportunities’ investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 400 basis points, or 4%, on an annualized basis. The Fund seeks to outperform the Treasury Bill Index over a reasonable period of time, although there is no guarantee that it will be able to do so. The Fund seeks to achieve its objective by investing across the following asset classes: U.S., international and emerging market equity and debt securities (including high yield debt securities), commodities, currencies, high quality, short-term debt securities and money market funds. The Fund gains exposure to these asset classes by investing in derivative instruments and ETFs, and by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

Tactical Market Opportunities will use derivative instruments such as options; futures contracts, including futures on equity and commodities indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

Investment Policy Changes

Effective December 14, 2012, Tactical Market Opportunities’ investment policies were updated to allow the Fund to invest directly in equity and debt securities in order to create custom baskets of securities. Tactical Market Opportunities may now gain exposure to the aforementioned asset classes (i) by investing in derivative instruments and ETFs (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

74	Nuveen Investments

Approved Fund Reorganizations

During April 2013, the Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and Nuveen Investment Trust II (“NIT II”) approved the reorganization of Quantitative Enhanced Core Equity, a series of NIF, into Nuveen Symphony Low Volatility Equity Fund (formerly Nuveen Symphony Optimized Alpha Fund), a series of NIT II.

During June 2013, subsequent to the close of this reporting period, the Board of Directors of NIF approved the reorganization of International into International Select. Each Fund is a series of NIF.

Quantitative Enhanced Core Equity and International are referred to individually as an “Acquired Fund” and collectively as the “Acquired Funds.” Nuveen Symphony Low Volatility Fund and International Select are referred to individually as an “Acquiring Fund” and collectively as the “Acquiring Funds.”

In the case of each reorganization, in order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund. If the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. Shares of the Acquiring Fund will then be distributed to shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of these transactions, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each Acquired Fund, a special meeting of Acquired Fund shareholders will be held for the purpose of voting on the reorganization. This meeting is expected to be held in late September 2013 for Quantitative Enhanced Core Equity and in late October 2013 for International. In each case, if the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to Quantitative Enhanced Core Equity shareholders in late August 2013 to International Fund shareholders in late September 2013.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

The ETFs in which the Funds invests are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset values (“NAV”) are determined, or if under the Funds’ procedures, the closing price of a foreign security

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

76	Nuveen Investments

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge, with the exception of Quantitative Enhanced Core Equity, and incur a .25% annual 12b-1 service fee. Class A Share purchases of the Funds for $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Quantitative Enhanced Core Equity only issues Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares of Quantitative Enhanced Core Equity are offered to those investors at their net asset value per share with no up-front sales charge. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, foreign currency exchange contracts, futures, options purchased, options written and swap contracts, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Futures Contracts

Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended April 30, 2013, International and International Select invested in equity and currency futures contracts, which were used as an overlay strategy to adjust the exposures created by the Funds’ multi-manager framework, so that each Fund overall had the desired exposures to key markets. These Funds’ long and short futures contracts were used to manage country and

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

style exposures and implement various tactical market and hedging strategies. Quantitative Enhanced Core Equity invested in S&P 500 Index futures contracts, which were used to convert cash into the equivalent of an S&P 500 Index holding in order to minimize any tracking error to the Fund’s benchmark index resulting from cash flow activity and for tactical portfolio management positioning. Tactical Market Opportunities invested in equity, interest rate and foreign currency futures contracts, which were used as part of the management of the Fund. This Fund’s long and short futures contracts were used to implement various absolute return, tactical market and hedging strategies. All of the Funds used futures contracts as a means to efficiently gain exposure to a broad base of securities.

The average notional amount of futures contracts outstanding during the six months ended April 30, 2013, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Average notional amount of futures contracts outstanding*	43,741,393	219,294,796	1,796,608	184,722,064
*	The average notional amount is calculated based on the absolute aggregate value of outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Options Transactions

The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options and/or Swaptions purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option and swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options and/or Swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased” on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written” on the Statement of Operations. When an option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from Options and/or Swaptions purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option and/or swaption has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended April 30, 2013, Tactical Market Opportunities invested in equity options, which were used as part of the management of the Fund. This Fund’s option contracts were used to implement various absolute return, tactical market and hedging strategies.

The average notional amount of purchased options contracts outstanding and written options contracts outstanding during the six months ended April 30, 2013, was as follows:

Tactical Market Opportunities
Average notional amount of purchased options contract outstanding*	$5,166,667
Average notional amount of written options contracts outstanding*	3,467,900
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable,

78	Nuveen Investments

expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund, except Tactical Market Opportunities, may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by the following Fund during the six months ended April 30, 2013, were as follows:

Quantitative Enhanced Core Equity
Securities lending fees paid	$717

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

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Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

International	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$85,913,205	$436,139	$—	$86,349,344
Exchange-Traded Funds	1,084,006	—	—	1,084,006
Short-Term Investments:
Money Market Funds	4,004,512	—	—	4,004,512
U.S. Government and Agency Obligations	—	2,699,572	—	2,699,572
Derivatives:
Futures Contracts**	1,335,156	—	—	1,335,156
Total	$92,336,879	$3,135,711	$—	$95,472,590

International Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$351,737,197	$4,782,077	$—	$356,519,274
Exchange-Traded Funds	20,904,000	—	—	20,904,000
Short-Term Investments:
Money Market Funds	66,029,169	—	—	66,029,169
U.S. Government and Agency Obligations	—	12,497,975	—	12,497,975
Derivatives:
Futures Contracts**	8,284,374	—	—	8,284,374
Total	$446,954,740	$17,280,052	$—	$464,234,792

Quantitative Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$68,038,358	$—	$—	$68,038,358
Warrants	13,730	—	—	13,730
Investments Purchased with Collateral from Securities Lending	8,999,305	—	—	8,999,305
Short-Term Investments:
Money Market Funds	686,724	—	—	686,724
U.S. Government and Agency Obligations	—	199,966	—	199,966
Derivatives:
Futures Contracts**	24,242	—	—	24,242
Total	$77,762,359	$199,966	$—	$77,962,325

Tactical Market Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,356,046	$48,700	$—	$1,404,746
Exchange-Traded Funds	54,036,050	—	—	54,036,050
Sovereign Debt	—	11,321,904	—	11,321,904
U.S. Government & Agency Obligations	—	13,275,000	—	13,275,000
Short-Term Investments:
Money Market Funds	43,211,789	—	—	43,211,789
U.S. Government and Agency Obligations	—	135,587,765	—	135,587,765
Derivatives:
Put Options Purchased	48,000	—	—	48,000
Futures Contracts**	3,114,275	—	—	3,114,275
Total	$101,766,160	$160,233,369	$—	$261,999,529
*	Refer to the Fund’s Portfolio of Investments for country classifications, industry classifications and breakdown of Common Stocks classified as Level 2, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

80	Nuveen Investments

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of April 30, 2013, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

International
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$1,675,776	Payable for variation margin on futures contracts*	$(279,559)
Foreign Currency Exchange Rate	Futures Contracts	—	—	Payable for variation margin on futures contracts*	(61,061)
Total			$1,675,776		$(340,620)

International Select
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$9,385,341	Payable for variation margin on futures contracts*	$(1,014,039)
Foreign Currency Exchange Rate	Futures Contracts	—	—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	(86,928)
Total			$9,385,341		$(1,100,967)

*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or receivable or the payable for variation margin presented on the Statement of Assets and Liabilities.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

Quantitative Enhanced Core Equity
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$24,242	—	$—

Tactical Market Opportunities
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$2,602,821	Payable for variation margin on futures contracts*	$(949,895)
Foreign Currency Exchange Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	113,695	Payable for variation margin on futures contracts*	(13,183)
Interest Rate	Futures Contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	1,907,633	Payable for variation margin on futures contracts*	(546,796)
Equity	Options	Options purchased, at value	48,000	—	—
Total			$4,672,149		$(1,509,874)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the deposits with brokers, if any, or receivable or the payable for variation margin presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2013, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$3,006,078	$11,522,266	$(27,484)	$(1,254,952)
Foreign Currency Exchange Rate	66,478	20,729	—	177,624
Interest Rate	—	—	—	(1,002,646)
Total	$3,072,556	$11,542,995	$(27,484)	$(2,079,974)

Net Realized Gain (Loss) from Options Purchased	Tactical Market Opportunities
Risk Exposure
Equity	$(62,300)

Net Realized Gain (Loss) from Options Written	Tactical Market Opportunities
Risk Exposure
Equity	$(71,872)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Risk Exposure
Equity	$1,281,590	$6,722,136	$139,440	$1,419,757
Foreign Currency Exchange Rate	(59,336)	(66,353)	—	59,007
Interest Rate	—	—	—	886,550
Total	$1,222,254	$6,655,783	$139,440	$2,365,314

82	Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Options Purchased	Tactical Market Opportunities
Risk Exposure
Equity	$(121,300)

4. Fund Shares

Transactions in Fund shares were as follows:

	International
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	57,386	$588,166	281,592	$2,691,205
Class B	N/A	N/A	—	—
Class C	4,546	43,569	12,987	116,739
Class R3	1,630	16,567	3,799	35,390
Class I	210,590	2,143,284	858,075	8,186,720
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,137	177,384	391,596	3,481,910
Class B	N/A	N/A	19,368	153,859
Class C	273	2,516	38,018	317,206
Class R3	29	282	321	2,849
Class I	15,641	154,693	779,190	7,042,217
	308,232	3,126,461	2,384,946	22,028,095
Shares redeemed:
Class A	(339,286)	(3,463,352)	(479,579)	(4,550,634)
Class B	N/A	N/A	(113,441)	(981,338)
Class C	(17,379)	(164,842)	(52,963)	(455,926)
Class R3	(2,014)	(20,635)	(643)	(5,799)
Class I	(1,510,075)	(15,314,159)	(6,372,457)	(61,481,084)
	(1,868,754)	(18,962,988)	(7,019,083)	(67,474,781)
Net increase (decrease)	(1,560,522)	$(15,836,527)	(4,634,137)	$(45,446,686)
N/A –	International does not offer Class B Shares. Class B Shares of International converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

	International Select
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	54,621	$523,920	66,016	$563,315
Class C	6,758	64,308	7,481	64,823
Class R3	N/A	N/A	—	—
Class I	2,918,793	27,744,197	8,648,794	74,865,921
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,487	41,369	10,687	86,950
Class C	324	2,968	1,333	10,675
Class R3	N/A	N/A	35	277
Class I	189,614	1,748,241	562,947	4,583,692
	3,174,597	30,125,003	9,297,293	80,175,653
Shares redeemed:
Class A	(145,892)	(1,377,374)	(119,700)	(1,027,486)
Class C	(1,027)	(9,920)	(18,141)	(155,798)
Class R3	N/A	N/A	(1,554)	(12,245)
Class I	(5,757,590)	(54,024,682)	(26,733,722)	(230,058,005)
	(5,904,509)	(55,411,976)	(26,873,117)	(231,253,534)
Net increase (decrease)	(2,729,912)	$(25,286,973)	(17,575,824)	$(151,077,881)
N/A –	International select does not offer Class R3 Shares. After the close of business on June 13, 2012, International Select liquidated all of its Class R3 Shares.

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

	Quantitative Enhanced Core Equity
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,934	$44,641	1,743	$39,831
Class C	—	—	—	—
Class I	10,209	232,648	172,921	3,669,323
Shares issued to shareholders due to reinvestment of distributions:
Class A	473	10,309	233	4,850
Class C	456	9,880	136	2,801
Class I	152,545	3,329,434	65,570	1,371,408
	165,617	3,626,912	240,603	5,088,213
Shares redeemed:
Class A	(2,232)	(52,002)	(3,130)	(68,825)
Class C	—	—	(16)	(385)
Class I	(512,135)	(11,807,690)	(2,058,309)	(46,160,384)
	(514,367)	(11,859,692)	(2,061,455)	(46,229,594)
Net increase (decrease)	(348,750)	$(8,232,780)	(1,820,852)	$(41,141,381)

	Tactical Market Opportunities
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,279,531	$14,330,834	6,181,689	$69,086,517
Class C	309,601	3,441,112	1,365,581	15,153,881
Class I	3,323,966	37,301,161	15,233,105	170,536,263
Shares issued to shareholders due to reinvestment of distributions:
Class A	48,593	542,276	20,431	225,355
Class C	3,683	40,811	1,961	21,516
Class I	195,863	2,188,285	96,689	1,069,791
	5,161,237	57,844,479	22,899,456	256,093,323
Shares redeemed:
Class A	(2,138,075)	(23,907,060)	(1,225,187)	(13,763,850)
Class C	(378,692)	(4,217,481)	(63,271)	(694,273)
Class I	(3,634,758)	(40,703,699)	(2,388,710)	(26,846,616)
	(6,151,525)	(68,828,240)	(3,677,168)	(41,304,739)
Net increase (decrease)	(990,288)	$(10,983,761)	19,222,288	$214,788,584

Class B Shares converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2013 and October 31, 2012, as follows:

Fund	Six Months Ended 4/30/13	Year Ended 10/31/12
International	—	15,542

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2013, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Purchases:
Investment securities	$21,935,385	$81,642,996	$49,533,993	$55,777,127
U.S. Government and agency obligations	—	—	—	12,640,301

Sales and maturities:
Investment securities	30,943,205	140,450,704	59,412,677	42,580,749
U.S. Government and agency obligations	—	—	—	4,927,648

84	Nuveen Investments

Transactions on options written for Tactical Market Opportunities during the six months ended April 30, 2013, were as follows:

	Tactical Market Opportunities
	Number of contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	4,850	32,238
Options terminated in closing purchase transactions	—	—
Options expired	(4,850)	(32,238)
Outstanding, end of period	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Cost of investments	$83,588,687	$410,115,019	$67,226,097	$253,820,644
Gross unrealized:
Appreciation	$17,175,470	$71,146,346	$11,418,154	$5,487,903
Depreciation	(6,626,723)	(25,310,947)	(706,168)	(471,293)
Net unrealized appreciation (depreciation) of investments	$10,548,747	$45,835,399	$10,711,986	$5,016,610

Permanent differences, primarily due to the foreign currency reclassifications, federal taxes paid, investments in partnerships, dividend reallocation adjustments, distribution character reclassifications and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2012, the Funds’ last tax year end, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Capital paid-in	$331,869	$59,754	$66,737	$123,173
Undistributed (Over-distribution of) net investment income	(124,832)	(303,989)	(20,176)	986,172
Accumulated net realized gain (loss)	(207,037)	244,235	(46,561)	(1,109,345)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2012, the Funds’ last tax year end, were as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Undistributed net ordinary income*	$986,964	$5,694,041	$5,834,572	$2,043,810
Undistributed net long-term capital gains	—	—	356,711	145,581
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Distributions from net ordinary income*	$6,084,051	$7,954,055	$1,935,154	$1,164,302
Distributions from net long-term capital gains	19,156,639	6,250,585	1,576,328	284,633
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended October 31, 2012, the following Funds generated post-enactment capital losses as follows:

	International	International Select
Post-enactment losses:
Short-term	$4,561,218	$11,164,583
Long-term	4,627,227	13,554,005

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	International Fund-Level Fee Rate	International Select Fund-Level Fee Rate	Quantitative Enhanced Core Equity Fund-Level Fee Rate	Tactical Market Opportunities Fund-Level Fee Rate
For the first $125 million	.8500%	.8500%	.3000%	.6000%
For the next $125 million	.8375	.8375	.2875	.5875
For the next $250 million	.8250	.8250	.2750	.5750
For the next $500 million	.8125	.8125	.2625	.5625
For the next $1 billion	.8000	.8000	.2500	.5500
For net assets over $2 billion	.7750	.7750	.2250	.5250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Rate
International	.2000%
International Select	.2000
Quantitative Enhanced Core Equity	.2000
Tactical Market Opportunities	.1686

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory

86	Nuveen Investments

agreements with Nuveen Asset Management, LLC ("NAM"), a wholly-owned subsidiary of the Adviser, under which NAM serves as a sub-adviser to the Funds. In addition to NAM, Altrinsic Global Advisors, LLC (“Altrinsic”) and Hansberger Global Investors, Inc. (“HGI”) serve as sub-advisers for International, and Altrinsic, HGI and Lazard Asset Management LLC (“Lazard”) serve as sub-advisers for International Select. NAM, Altrinsic, HIG and Lazard are collectively the “Sub-Advisers.” The Sub-Advisers will be compensated for their services to the Funds from the management fees paid to the Adviser. Effective as of the close of business on June 21, 2013, which is subsequent to the close of the reporting period, HGI no longer serves as a sub-adviser to International and International Select, and all assets managed by HGI were reallocated to NAM.

The Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentage of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Class A Shares	1.49%	1.49%	.70%	1.20%
Class C Shares	2.24	2.24	1.45	1.95
Class R3 Shares	1.74	N/A	N/A	N/A
Class I Shares	1.24	1.24	.45	.95
Expiration Date	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014

N/A -	International Select, Quantitative Enhanced Core Equity and Tactical Market Opportunities do not offer Class R3 Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at anytime at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2013, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Sales charges collected	$5,240	$2,475	N/A	$92,268
Paid to financial intermediaries	$4,603	$2,219	N/A	$86,038

N/A - Class A Shares of Quantitative Enhanced Core Equity are offered at their net asset value per share with no upfront sales charge.

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
Commission advances	$175	$64	$—	$71,770

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended April 30, 2013, the Distributor retained such 12b-1 fees as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
12b-1 fees retained	$794	$221	$—	$57,772

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2013, as follows:

	International	International Select	Quantitative Enhanced Core Equity	Tactical Market Opportunities
CDSC retained	$55	$—	$—	$3,619

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

88	Nuveen Investments

Notes

Nuveen Investments	89

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI All Country World Investable Market Index (ex U.S.): The MSCI (Morgan Stanley Capital International) All Country World Investable Market Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indexes comprising 24 developed and 21 emerging market countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

90	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Altrinsic Global Advisors, LLC

8 Sound Shore Drive

Greenwich, CT 06830

Hansberger Global Investors, Inc.

401 East Lasolas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Lazard Asset Management

30 Rockefeller Plaza

57th Floor

New York, NY 10112-6300

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodians

U.S. Bank National Association

Milwaukee, WI

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	91

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FQTII-0413D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Growth Opportunities Fund	FRGWX	FETBX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMQBX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FROBX	FMPCX	FMPYX	—	FIMPX

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Chairman’s

Letter to Shareholders

Dear Shareholders

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund. Hal assumed portfolio management responsibilities in 2002. Scott and Jim have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund. Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob assumed portfolio management responsibilities in 2004. Jon has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month period ended April 30, 2013.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Growth Index and the Lipper classification average during the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding.

Nuveen Investments	5

Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

Stock selection in the health care sector proved especially challenging during the period and was the greatest contributor to the Fund’s shortfall versus the Russell benchmark and its peers. The Fund’s overweight in this strongly performing sector did offset some of the underperformance due to stock selection. Three holdings in particular struggled: Express Scripts Holding Company, the nation’s leading prescription benefit manager; IDEXX Laboratories Inc., a manufacturer and distributor of various diagnostic tools and technology solutions to improve veterinary care and food and water safety; and Intuitive Surgical, Inc., a manufacturer of robotic surgical systems. After completing a major merger with its closest rival, Express Scripts saw its stock price drop precipitously at the beginning of this period as the company provided preliminary 2013 guidance that was unfavorable. We continued to hold onto Express Scripts and its stock price steadily rose throughout the reporting period. IDEXX Laboratories, which has historically been a consistent growth company, changed the way it distributed its products and, as a result, had to alter its sales force. The resulting drop in its organic growth rate caused investors to call its valuation into question. Because we couldn’t forecast when the sales force adjustment would resolve itself, we sold the Fund’s position in IDEXX Laboratories. Additionally, the stock price of Intuitive Surgical came under pressure during the period. Investors grew concerned about its future growth rate as studies questioned the effectiveness and cost savings of the robotic surgery alternative versus the traditional surgical approach. We sold Intuitive Surgical as our growth thesis surrounding the company was violated. The Fund did experience one bright spot in health care, however, via its position in Gilead Sciences, Inc., a fast growing biotechnology and pharmaceutical company. Gilead Sciences’ stock price went up dramatically during the period as investors began to recognize the potential opportunity set from its new Hepatitis C area, combined with its strong core HIV business.

Elsewhere in the portfolio, several holdings that had previously contributed meaningfully to performance gave back some of their long-term gains during this period. In the consumer staples sector, Whole Foods Market, Inc., the leading retailer of natural and organic foods, underperformed due to concerns about its sales and margin trends. We continued to hold this stock as we believed our growth thesis surrounding both the company and the organic food retailing industry remained intact. After the period ended, our optimism was validated as the company announced favorable quarterly earnings and its stock price hit new highs. In the consumer discretionary sector, shares of restaurant company YUM! Brands, Inc. stumbled as the company faced allegations in December regarding the quality of chicken supplied to its Chinese KFC restaurants. The rumors shook consumer confidence about the food offered at KFC and caused a steep drop in sales for the company’s largest division. Although food safety regulators in China ultimately cleared YUM! Brands of wrongdoing, we sold the stock as we could not forecast when, or if, this division of the company could improve sales. In technology, Apple Inc. was a detractor during the period as this leading high-end smartphone and tablet company lost market share within the smartphone industry for the first time. Apple’s stock price corrected sharply as investors debated its short- and long-term margin and growth trends. We lowered the Fund’s Apple exposure to an underweight during the period.

6	Nuveen Investments

During the six-month period, stock selection in technology was the Fund’s greatest area of strength, which is particularly noteworthy because technology was the only sector in the Russell benchmark that underperformed in a meaningful way. The Fund’s standout performers tended to be emerging growth companies within the technology space. Strong results were led by a position in LinkedIn, Inc., the leading online social network for the world’s professionals to manage and share their work-related identities. The company continued to exhibit stellar growth as its network rapidly approached 200 million members, while it also became an increasingly important resource for both job seekers and talent management professionals. LinkedIn’s earnings have outpaced consensus expectations as the company’s monetization of its business has been stronger than expected and it benefits from international expansion and strong advertising revenues. The Fund was also rewarded for its ownership in NetSuite Inc., a company that sells application software to help other firms run their businesses using cloud-based technology. NetSuite continued to produce strong revenue and earnings growth during the period as companies increasingly shifted from on premise hardware and software to the more economic, off-premise cloud technology. The company is also benefiting from an expansion of its core product line, which is helping to increase its reach within enterprises.

In industrials, Kansas City Southern Industries performed exceptionally well for the Fund during the period as it benefited from strong earnings growth and improving profitability. This fast-growing railroad company owns an unparalleled network of cross-border assets connecting the United States to Mexico. In the financial sector, Moody’s Corporation, which conducts due diligence and independently rates fixed income securities, also aided Fund performance. We made a well-timed purchase of Moody’s early in the period when its stock price was under pressure as the rating industry faced regulatory and legal scrutiny related to failed securities. We believed the market was discounting a far worse outcome for this well managed, exceptional growth company with a very solid business model. After our purchase, Moody’s stock price subsequently rose throughout the period.

We made several sales based on the deterioration of our growth thesis or fundamental trends. Our biggest portfolio change during the period involved a reduction in its technology exposure to an underweight, which is an unusual stance for this Fund. In addition to lowering the Apple weight, we also sold QUALCOMM, Inc., International Business Machines Corp., EMC Corporation and Teradata Corporation. We believe QUALCOMM’s growth rate is vulnerable due to a shift toward lower cost smartphones as the rate of growth for emerging market phone sales will likely exceed developed market sales. The common theme among the other companies is concern over future growth rates as the technology industry moves from fixed computing (personal computers) to mobile computing (smartphones and tablets) and from on premise to off premise hardware and software.

At the same time, the largest increase in the Fund was a shift to an overweight position in the financial sector. Here we purchased four names that we view as “best in class” within their respective industries. As mentioned earlier, we bought rating agency Moody’s as well as investment banking company Goldman Sachs Group Inc., commercial banking firm JPMorgan Chase & Co., and online investing company Charles Schwab Corporation.

Nuveen Investments	7

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the Lipper classification average and Russell Midcap® Growth Index during the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $699 million and $19.2 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund’s stock selection in the consumer discretionary and consumer staples sectors accounted for much of its shortfall versus the Russell benchmark and Lipper peers. The greatest challenges were found in consumer discretionary, where five companies hindered Fund results. Two holdings, PetSmart Inc. and GNC Holdings Inc., were hurt by same-store and comp-store sales that came in lighter than expected, which were likely attributable to Hurricane Sandy. We trimmed the Fund’s position in PetSmart, the largest specialty retailer of products and services for pets; however, we didn’t sell it completely because we believe the longer term drivers for improving earnings are still in place. We maintained the Fund’s position in GNC, the operator of general nutrition stores, because the company continued to produce strong earnings and raised its stock buyback guidance during the period. Another underperformer in the discretionary space was one of the Fund’s larger holdings, Ulta Salon, Cosmetics & Fragrance, Inc., a leading beauty retailer for cosmetics, fragrances, haircare and skincare products. Although Ulta’s earnings and comp-store sales have been fairly strong, two of its top management team members have resigned in the past year. We sold on news of the second departure as a strong management team is part of our “exceptional growth company” mandate. The Fund also experienced weakness from retailer Dick’s Sporting Goods Inc. as it sold off over fears of lower sales due to weather-related issues. The company significantly reduced its inventory of cold weather merchandise in the peak selling month of December due to warmer conditions, but was not able to fully capture sales in January when more typical winter conditions returned. We continue to like Dick’s long-term prospects and have held onto the stock. The final factor in consumer discretionary was not owning Netflix Inc., the

8	Nuveen Investments

leading internet television network. Although Netflix is not a large weight in the index, its stock price advanced dramatically during the six-month period.

In consumer staples, the Fund saw poor results from specialty grocer Fresh Market Inc., which offers a small store format focused on high quality perishable and organic food. After the company’s fourth quarter results missed on almost every metric, and it dramatically lowered guidance, we sold the Fund’s position. Also, Whole Foods Market, Inc., the leading retailer of natural and organic foods, underperformed due to concerns about its sales and margin trends. We continued to hold this stock as we believed our growth thesis surrounding both the company and the organic food retailing industry remained intact. After the period ended, our optimism was validated as the company announced favorable quarterly earnings and its stock price hit new highs.

During the six-month period, stock selection in technology was the Fund’s greatest area of strength, which is particularly noteworthy because technology was the only sector in the Russell benchmark that underperformed in a meaningful way. Favorable results were led by a position in LinkedIn, Inc., the leading online social network for the world’s professionals to manage and share their work-related identities. The company continued to exhibit strong growth as its network rapidly approached 200 million members, while it also became an increasingly important resource for both job seekers and talent management professionals. LinkedIn’s earnings have outpaced consensus expectations as the company’s monetization of its business has been stronger than expected and it benefits from international expansion and strong advertising revenues. The Fund was also rewarded for ownership of FleetCor Technologies Inc., a provider of customized payment solutions for small fleet operators in the U.S. and overseas. The company’s execution has been stellar as it continues to increase usage of its payment cards and expand internationally. Its subsequent increase in profitable market share has led to upward revisions in earnings estimates. Additionally, Fund results were aided by a position in ARM Holdings Inc., a leading developer of microprocessor intellectual property in the semiconductor industry. The company’s designs are used in a wide variety of advanced digital products, particularly those that require long battery life and low power usage like smartphones and tablets. Therefore, the firm has benefited from the exponential growth in the mobile device market as well as its increasing market share.

During the period, we shifted some of the Fund’s sector weights through the sales and purchases of several stocks. Our biggest portfolio change involved a steady reduction in its technology weight, with the Fund now at its lowest overweight versus the index in quite some time. For example, we eliminated Rackspace Hosting Inc., a cloud hosting company, due to technology platform change disruptions. We also sold Teradata Corporation, a provider of data management and analytical tools. Although Teradata remains well positioned, the industry is experiencing a slowdown driven by the macro environment and possibly increased competition. Additionally, we eliminated the Fund’s position in Trimble Navigation Limited, which designs and distributes advanced global positioning systems used primarily in the construction, agricultural and fleet management businesses. Although Trimble Navigation has contributed favorably to the Fund’s performance, we don’t believe the company’s earnings have kept pace with its price and therefore sold based on valuation concerns.

Nuveen Investments	9

We invested the proceeds from these sales into holdings within the financial and industrial sectors. In financials, we purchased Moody’s Corporation, which conducts due diligence and independently rates fixed income securities. We made a well-timed purchase of Moody’s early in the period when its stock price was under pressure as the entire rating industry faced regulatory and legal scrutiny related to failed securities. We believed the market was discounting a far worse outcome for this well-managed, exceptional growth company with a very solid business model. After our purchase, Moody’s stock price subsequently rose throughout the period. We also bought TD Ameritrade Holding Corp., a leading discount brokerage company that has consistently gained market share over the years. We believe this company continues to have plenty of additional growth potential, especially when the Federal Reserve ends its quantitative easing campaign and interest rates rise from current levels. The Fund also has a modest overweight in the industrial sector where we are finding companies that are performing well despite the economic slowdown. For example, we added a position in Ryanair Ltd., the leading low-cost airline company in Europe. Its long-term growth outlook became more certain after negotiating a large aircraft order with favorable terms. We also purchased Chicago Bridge & Iron Company, an engineering and construction firm focused on the petrochemical refinery segment. The company is benefiting from an increase in new order activity for construction projects as well as an accretive acquisition of another engineering and construction firm. Finally, we bought a position in WABCO Holdings Inc., which manufactures and sells braking, stability, suspension and transmission control systems primarily for commercial vehicles. WABCO’s stock had previously been under pressure because the company’s products are highly exposed to European markets. We purchased the stock because WABCO is gaining market share in a difficult industry and producing free cash flow that exceeds the average company in the index.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the six-month period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average and underperformed the Russell 2000® Growth Index during the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of less than $3 billion at the time of purchase. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above-average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically

10	Nuveen Investments

features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

Small-cap equities provided robust returns during the first half of the Fund’s fiscal year as investors responded to the continued accommodative monetary backdrop provided by the Federal Reserve. The Fed’s program appears to be achieving its desired impact on the domestic economy with improved consumer confidence, increased activity in the homebuilding sector and encouraging signs in the labor market. During this reporting period, the Fund trailed its benchmark index as price momentum, in contrast to expected growth and security valuation, was the style factor most closely associated with higher excess returns. Importantly, we believe that, in general, the fundamentals of the companies held in the Fund compare very favorably to those in the small-cap growth investment universe as demonstrated by the overall constructive period of earnings updates recorded for the first quarter of 2013.

The most significant detractor to the Fund’s relative performance during the reporting period was stock selection in the information technology sector, most notably among internet and software-related issues. Shares of LogMeIn Inc., the market’s leading remote connection and troubleshooting provider for cloud-based services, fell significantly after the company posted solid fourth quarter 2012 results, but guided to revenue growth for calendar 2013 that was considerably below investors’ expectations. The Fund’s position in Fortinet Inc., a leading provider of network security hardware appliances, was also negatively impacted as the company pre-released disappointing first quarter results due to a shift in carrier spending behavior, macroeconomic weakness in Latin America and Europe and disruptions associated with a product transition. Additionally, shares of MICROS Systems, Inc. a provider of point-of-sale management systems for the hospitality and restaurant industries, reported first quarter results that were below consensus estimates given the weak macroeconomic environment’s impact on customer investment decisions. However, MICROS Systems’ management did report the signing of several new chains and continued to work on a mobile point-of-sale application. The Fund currently maintains investment holdings in the latter two names given the strong secular trends in these areas.

The Fund’s consumer discretionary holdings also performed poorly during the period, most notably in the specialty retail category. The common theme among the four stocks that weighed on performance was modest Christmas sell-through and a difficult start to 2013 due, in part, to the re-initiation of former payroll tax rates and the IRS delay in processing income tax returns relative to last year. The impacted companies included Zumiez Inc., The Men’s Wearhouse Inc., Ann Inc. and Ascena Retail Group. The latter two remain holdings of the Fund based on their attractive valuations and prospects for relative improvement.

Stock selection in the industrials sector was the most positive contributor to the Fund’s relative performance during the reporting period. The strongest contributor to performance in this sector was Alaska Air Group, Inc., a regional air carrier that continued to maintain the best operating metrics in the industry in terms of return on invested capital, operating margin and balance sheet strength. Alaska Air has executed well

Nuveen Investments	11

against its plan and recently announced it would be initiating a stock buy-back. This news, coupled with increased bag fees and a better fuel hedge strategy, is keeping our outlook positive for this stock. Performance was also driven by the Fund’s holdings of TrueBlue Inc., a primarily domestic provider of temporary blue-collar staffing services for small- to medium-sized businesses. The company reported accelerating revenue trends during the first quarter of 2013 due, in part, to increases in construction activity, which are having a positive impact on gross margins. Additionally, the Fund held shares of Swift Transportation, a leading transportation company that provides truckload services, rail intermodal and freight brokerage. The company reported strong tonnage growth accompanied with better asset utilization that drove significant upside to reported earnings. We continued to like Swift Transportation as the company drives operating performance, improving returns and continued deleveraging of the balance sheet.

The Fund’s health care sector holdings also contributed positively to relative performance over the past six months. Shares of biotechnology concern Alkermes plc rose sharply in response to the company’s announcement of positive clinical data in the area of treatment resistant depression, a market of potentially four million patients. In addition to its substantial royalty portfolio, Alkermes now has a portfolio of three potentially important neurologic assets that could provide attractive partnering opportunities. Also, the Fund’s position in NuVasive, Inc., a manufacturer of minimally invasive spinal implants, performed well. The company reported an exceptionally strong recovery in the fourth quarter of 2012 from distribution and reimbursement issues that created headwinds earlier in the year.

Lastly, in the consumer staples group, the Fund held shares of Nu Skin Enterprises Inc., a developer and worldwide distributor of anti-aging personal care products and nutritional supplements. Investor scrutiny of the multi-level marketing industry created a very attractive investment opportunity here. Nu Skin has since reported strong quarterly results and raised guidance for 2013 on the heels of a new weight management product to be launched in the second half of the year.

Given the strong returns provided by the U.S. equity markets over the past six months, we believe the potential exists for a modest correction, particularly considering uncertainties associated with the budget in Washington, continued economic weakness and austerity measures in Europe and seasonal factors that tend to mute performance during the summer months. Accordingly, we have tilted the Fund’s portfolio somewhat in favor of names with lower volatility and increasingly domestic revenue streams. We are also redoubling our efforts to explore attractive secular investment themes that will provide incremental revenue growth potential in a low to moderate growth environment.

In the information technology sector, we have already shifted away from the more cyclical groups such as semiconductors and communications equipment toward companies providing software as a service solutions. Among financials, we remain close to the benchmark weight in the group, but are moving from companies with capital markets exposure toward those with U.S. real estate exposure. We are considering reducing the Fund’s energy holdings and are evaluating opportunities among North American service providers that may be in the early stages of a cyclical improvement and where valuations appear attractive. We have also increased the Fund’s exposure to health care stocks given

12	Nuveen Investments

their generally domestic orientation; however, we are mindful that the implementation phase of the Affordable Care Act heading into 2014 could lead to disruptions among service providers that are not yet evident in the marketplace. In the industrial sector, we entered the year with a considerable overweight position, primarily in the transportation and cyclical groups, but we are considering paring this exposure given recent concerns over growth in a number of international economies. We continue to favor transportation-related stocks given their exposure to the domestic consumer and strong fundamentals. Lastly, we are becoming more constructive on the consumer discretionary sector now that anxiety related to unseasonably cold weather, difficult comparisons and payroll tax increases seem to be generally reflected in valuations. Our preference is currently to increase the Fund’s exposure to the domestic economy given the resilience of the U.S. consumer.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Large Cap Growth Opportunities Fund

Equity investments, such as those held by the Fund, are subject to market risk, active management risk, and growth stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Diversification does not assure a profit or protect against a loss in a declining market. The use of derivatives involves additional risk and transaction costs.

Nuveen Mid Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risk and transaction costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Nuveen Small Cap Growth Opportunities Fund

Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. The use of derivatives involves additional risks and transactions costs. The Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies. Small cap stocks involve substantial risk.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

14	Nuveen Investments

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.34%	4.78%	5.53%	7.62%
Class A Shares at maximum Offering Price	4.00%	-1.24%	4.29%	6.99%
Russell 1000® Growth Index*	13.71%	12.60%	6.66%	8.08%
Lipper Multi-Cap Growth Funds Classification Average*	13.39%	10.67%	4.62%	4.61%

Class B Shares w/o CDSC	9.93%	4.16%	4.76%	6.84%
Class B Shares w/CDSC	4.93%	-0.84%	4.60%	6.84%
Class C Shares	9.94%	4.00%	4.74%	6.82%
Class R3 Shares	10.21%	4.55%	5.27%	7.39%
Class I Shares	10.45%	5.05%	5.79%	7.89%

Cumulative

Since Inception**
Class R6 Shares	3.66%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.93%	3.56%	6.62%	8.23%
Class A Shares at maximum Offering Price	-1.11%	-2.40%	5.36%	7.59%
Class B Shares w/o CDSC	4.57%	2.93%	5.85%	7.44%
Class B Shares w/CDSC	-0.43%	-2.07%	5.69%	7.44%
Class C Shares	4.56%	2.80%	5.83%	7.43%
Class R3 Shares	4.83%	3.34%	6.36%	8.00%
Class I Shares	5.08%	3.82%	6.89%	8.50%

Cumulative

Since Inception**
Class R6 Shares	2.70%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.25%
Class B Shares	1.99%
Class C Shares	2.00%
Class R3 Shares	1.50%
Class R6 Shares	0.94%
Class I Shares	1.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
**	Since inception returns for Class R6 Shares are from 2/28/13.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.34%	6.75%	5.86%	10.75%
Class A Shares at maximum Offering Price	5.87%	0.61%	4.62%	10.10%
Russell Midcap® Growth Index*	17.75%	14.42%	6.79%	10.96%
Lipper Mid-Cap Growth Funds Classification Average*	14.80%	10.51%	5.39%	9.63%

Class B Shares w/o CDSC	11.92%	5.94%	5.07%	9.93%
Class B Shares w/CDSC	6.92%	1.10%	4.91%	9.93%
Class C Shares	11.94%	5.98%	5.08%	9.93%
Class R3 Shares	12.20%	6.46%	5.60%	10.52%
Class I Shares	12.49%	7.02%	6.13%	11.04%

Cumulative

Since Inception**
Class R6 Shares	3.39%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.69%	6.45%	7.18%	11.22%
Class A Shares at maximum Offering Price	0.55%	0.32%	5.92%	10.56%
Class B Shares w/o CDSC	6.28%	5.64%	6.37%	10.39%
Class B Shares w/CDSC	1.42%	0.81%	6.22%	10.39%
Class C Shares	6.30%	5.66%	6.38%	10.39%
Class R3 Shares	6.57%	6.17%	6.91%	10.99%
Class I Shares	6.84%	6.73%	7.45%	11.50%

Cumulative

Since Inception**
Class R6 Shares	2.47%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.30%
Class B Shares	2.05%
Class C Shares	2.05%
Class R3 Shares	1.55%
Class R6 Shares	0.96%
Class I Shares	1.05%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
**	Since Inception returns for Class R6 Shares are from 2/28/13.

16	Nuveen Investments

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.41%	7.61%	7.93%	9.45%
Class A Shares at maximum Offering Price	8.75%	1.42%	6.66%	8.80%
Russell 2000® Growth Index*	16.60%	15.67%	7.81%	10.53%
Lipper Small-Cap Growth Funds Classification Average*	13.72%	11.29%	6.82%	9.82%

Class B Shares w/o CDSC	14.99%	6.86%	7.14%	8.63%
Class B Shares w/CDSC	9.99%	2.04%	6.98%	8.63%
Class C Shares	15.02%	6.88%	7.15%	8.64%
Class R3 Shares	15.24%	7.35%	7.66%	9.23%
Class I Shares	15.57%	7.94%	8.22%	9.72%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.06%	8.48%	10.02%	10.98%
Class A Shares at maximum Offering Price	4.66%	2.24%	8.72%	10.33%
Class B Shares w/o CDSC	10.63%	7.66%	9.19%	10.15%
Class B Shares w/CDSC	5.64%	2.80%	9.05%	10.15%
Class C Shares	10.62%	7.62%	9.19%	10.15%
Class R3 Shares	10.87%	8.20%	9.75%	10.75%
Class I Shares	11.19%	8.76%	10.29%	11.25%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.70%	1.47%
Class B Shares	2.45%	2.22%
Class C Shares	2.44%	2.22%
Class R3 Shares	1.94%	1.72%
Class I Shares	1.45%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 2.22%, 1.72% and 1.22% for Class A, Class B, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without with approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Holding Summaries as of April 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation[1]
Common Stocks	99.9%
Short-Term Investments	0.3%
Other[2]	(0.2)%

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation[1]
Common Stocks	99.5%
Short-Term Investments	0.1%
Other[2]	0.4%

Portfolio Composition[1]
IT Services	8.1%
Internet Software & Services	7.5%
Media	5.1%
Specialty Retail	5.0%
Biotechnology	4.9%
Pharmaceuticals	4.8%
Computers & Peripherals	4.6%
Food & Staples Retailing	4.4%
Road & Rail	4.0%
Software	3.6%
Internet & Catalog Retail	3.4%
Tobacco	3.0%
Chemicals	2.9%
Hotels, Restaurants & Leisure	2.7%
Machinery	2.7%
Health Care Providers & Services	2.7%
Oil, Gas & Consumable Fuels	2.6%
Real Estate Investment Trust	2.6%
Diversified Financial Services	2.4%
Aerospace & Defense	2.1%
Industrial Conglomerates	2.0%
Short-Term Investments	0.3%
Other[3]	18.6%

Portfolio Composition[1]
Specialty Retail	9.5%
Software	7.8%
Capital Markets	5.1%
Hotels, Restaurants & Leisure	5.0%
Machinery	4.8%
Chemicals	4.7%
Electrical Equipment	4.6%
Media	4.4%
Road & Rail	4.3%
Biotechnology	4.0%
Energy Equipment & Services	3.8%
Health Care Technology	3.7%
Internet Software & Services	3.4%
Textiles, Apparel & Luxury Goods	3.4%
Health Care Equipment & Supplies	3.3%
Oil, Gas & Consumable Fuels	2.9%
Electronic Equipment & Instruments	2.2%
Health Care Providers & Services	2.1%
Wireless Telecommunication Services	2.1%
IT Services	2.1%
Short-Term Investments	0.1%
Other[4]	16.7%

Top Five Common Stock Holdings[1]
Apple, Inc.	4.6%
Google Inc., Class A	4.0%
Visa Inc., Class A	3.0%
Philip Morris International	3.0%
MasterCard, Inc., Class A	3.0%

Top Five Common Stock Holdings[1]
Cerner Corporation	2.3%
Amphenol Corporation, Class A	2.2%
SBA Communications Corporation	2.1%
AutoZone, Inc.	2.1%
LinkedIn Corporation, Class A Shares	2.0%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.0% of net assets.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.1% of net assets.

18	Nuveen Investments

Nuveen Small Cap Growth Opportunities
Fund

Fund Allocation[1]
Common Stocks	97.5%
Short-Term Investments	3.8%
Other[2]	(1.3)%

Portfolio Composition[1]
Biotechnology	9.8%
Health Care Equipment & Supplies	7.9%
Specialty Retail	5.4%
Software	4.9%
Communications Equipment	4.7%
Semiconductors & Equipment	4.7%
Commercial Banks	4.6%
Food Products	3.2%
Aerospace & Defense	3.2%
Oil, Gas & Consumable Fuels	3.1%
Leisure Equipment & Products	2.8%
Electrical Equipment	2.7%
Internet Software & Services	2.7%
Chemicals	2.7%
Hotels, Restaurants & Leisure	2.6%
Machinery	2.6%
Construction & Engineering	2.6%
Pharmaceuticals	2.5%
Health Care Providers & Services	2.3%
Commercial Services & Supplies	2.2%
Short-Term Investments	3.8%
Other[3]	19.0%

Top Five Common Stock Holdings[1]
Skyworks Solutions Inc.	2.3%
Treehouse Foods Inc.	1.9%
Plantronics Inc.	1.8%
Alaska Air Group, Inc.	1.8%
East West Bancorp Inc.	1.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.2% of net assets.

Nuveen Investments	19

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares of Nuveen Large Cap Growth Opportunities Fund and Nuveen Mid Cap Growth Opportunities Fund reflect only the first 61 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,103.40	$1,099.30	$1,099.40	$1,102.10	$1,036.60	$1,104.53	$1,018.74	$1,015.03	$1,015.03	$1,017.55	$1,006.75	$1,019.98
Expenses Incurred During Period	$6.36	$10.25	$10.25	$7.61	$1.63	$5.06	$6.11	$9.84	$9.84	$7.30	$1.61	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.97%, 1.46% and 0.97% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 61/365 (to reflect 61 days in the period since class commencement of operations).

Nuveen Mid Cap Growth Opportunities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,123.40	$1,119.20	$1,119.40	$1,122.00	$1,033.90	$1,124.90	$1,018.45	$1,014.73	$1,014.68	$1,017.21	$1,006.77	$1,019.69
Expenses Incurred During Period	$6.74	$10.67	$10.72	$8.05	$1.61	$5.43	$6.41	$10.14	$10.19	$7.65	$1.59	$5.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 2.04%, 1.53% and 1.03% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 61/365 (to reflect 61 days in the period since class commencement of operations).

Nuveen Small Cap Growth Opportunities Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,154.10	$1,149.90	$1,150.20	$1,152.40	$1,155.70	$1,017.50	$1,013.79	$1,013.79	$1,016.27	$1,018.74
Expenses Incurred During Period	$7.85	$11.83	$11.84	$9.18	$6.52	$7.35	$11.08	$11.08	$8.60	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 2.22%, 1.72% and 1.22% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund

April 30, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 2.1%

35,765	Precision Castparts Corporation	$6,841,487

61,017	United Technologies Corporation	5,570,242
	Total Aerospace & Defense	12,411,729
	Airlines – 1.0%

136,435	Ryanair Holdings PLC	5,913,093
	Auto Components – 1.0%

74,860	BorgWarner Inc., (2)	5,851,806
	Biotechnology – 4.9%

13,008	Biogen Idec Inc., (2)	2,847,841

94,495	Celgene Corporation, (2)	11,157,025

293,632	Gilead Sciences, Inc., (2), (3)	14,869,524
	Total Biotechnology	28,874,390
	Capital Markets – 1.8%

257,658	Charles Schwab Corporation, (3)	4,369,880

40,564	Goldman Sachs Group, Inc.	5,925,183
	Total Capital Markets	10,295,063
	Chemicals – 2.9%

104,564	Monsanto Company	11,169,526

40,691	PPG Industries, Inc., (3)	5,987,274
	Total Chemicals	17,156,800
	Computers & Peripherals – 4.6%

60,140	Apple, Inc.	26,626,985
	Consumer Finance – 1.5%

126,421	American Express Company	8,648,461
	Diversified Financial Services – 2.4%

119,293	JPMorgan Chase & Co.	5,846,550

137,785	Moody’s Corporation, (3)	8,384,217
	Total Diversified Financial Services	14,230,767
	Diversified Telecommunication Services – 1.5%

166,077	Verizon Communications Inc.	8,953,211
	Electrical Equipment – 1.0%

65,929	Rockwell Automation, Inc.	5,589,459
	Energy Equipment & Services – 0.9%

71,050	Oceaneering International Inc.	4,985,579
	Food & Staples Retailing – 4.4%

104,779	Costco Wholesale Corporation	11,361,187

109,892	Wal-Mart Stores, Inc.	8,540,806

66,763	Whole Foods Market, Inc.	5,896,508
	Total Food & Staples Retailing	25,798,501
	Food Products – 1.3%

243,446	Mondelez International Inc.	7,656,377
	Health Care Providers & Services – 2.7%

137,276	Express Scripts, Holding Company, (2)	8,150,076

70,840	McKesson HBOC Inc.	7,496,289
	Total Health Care Providers & Services	15,646,365

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Health Care Technology – 1.3%

76,077	Cerner Corporation, (2), (3)	$7,361,971
	Hotels, Restaurants & Leisure – 2.7%

117,744	Las Vegas Sands	6,623,100

154,946	Starbucks Corporation	9,426,915
	Total Hotels, Restaurants & Leisure	16,050,015
	Industrial Conglomerates – 2.0%

187,886	Danaher Corporation	11,449,773
	Internet & Catalog Retail – 3.4%

44,112	Amazon.com, Inc., (2)	11,196,067

12,273	priceline.com Incorporated, (2)	8,541,885
	Total Internet & Catalog Retail	19,737,952
	Internet Software & Services – 7.5%

254,840	eBay Inc., (2)	13,351,068

28,307	Google Inc., Class A, (2)	23,341,103

36,182	LinkedIn Corporation, Class A Shares, (2), (3)	6,950,200
	Total Internet Software & Services	43,642,371
	IT Services – 8.1%

150,488	Accenture Limited, Class A	12,255,743

31,259	MasterCard, Inc., Class A	17,284,039

105,298	Visa Inc., Class A	17,738,501
	Total IT Services	47,278,283
	Leisure Equipment & Products – 0.7%

50,774	Polaris Industries Inc.	4,376,211
	Life Sciences Tools & Services – 1.0%

29,274	Mettler-Toledo International Inc., (2), (3)	6,117,095
	Machinery – 2.7%

94,388	Cummins Inc.	10,041,939

97,942	Graco Inc.	5,928,429
	Total Machinery	15,970,368
	Media – 5.1%

136,330	DirecTV, (2)	7,710,825

97,419	Discovery Communications Inc., Class A Shares, (2), (3)	7,678,566

1,756,906	Sirius XM Radio Inc., (3)	5,709,945

137,372	Walt Disney Company, (3)	8,632,456
	Total Media	29,731,792
	Oil, Gas & Consumable Fuels – 2.6%

73,021	Cabot Oil & Gas Corporation	4,969,079

57,865	Continental Resources Inc., (2)	4,624,571

45,745	Pioneer Natural Resources Company, (3)	5,591,411
	Total Oil, Gas & Consumable Fuels	15,185,061
	Personal Products – 1.5%

128,514	Estee Lauder Companies Inc., Class A	8,912,446
	Pharmaceuticals – 4.8%

100,647	Allergan, Inc., (3)	11,428,467

280,065	Bristol-Myers Squibb Company	11,124,182

22	Nuveen Investments

Shares	Description (1)	Value
	Pharmaceuticals (continued)

187,400	Pfizer Inc.	$5,447,718
	Total Pharmaceuticals	28,000,367
	Real Estate Investment Trust – 2.6%

179,713	American Tower REIT Inc.	15,094,095
	Road & Rail – 4.0%

214,723	Hertz Global Holdings Inc., (2), (3)	5,170,530

125,028	J.B. Hunt Transports Serives Inc., (3)	8,885,740

87,358	Kansas City Southern Industries, (3)	9,528,137
	Total Road & Rail	23,584,407
	Semiconductors & Equipment – 1.2%

153,756	ARM Holdings PLC, (3)	7,188,093
	Software – 3.6%

63,781	NetSuite Inc., (2), (3)	5,610,177

248,572	Salesforce.com, Inc., (2), (3)	10,218,795

82,478	Workday Inc., Class A, (2), (3)	5,167,247
	Total Software	20,996,219
	Specialty Retail – 5.0%

18,986	AutoZone, Inc., (2)	7,766,983

141,834	CarMax, Inc., (2)	6,530,037

155,739	Gap, Inc.	5,916,525

179,989	TJX Companies, Inc.	8,778,064
	Total Specialty Retail	28,991,609
	Textiles, Apparel & Luxury Goods – 1.4%

46,661	Ralph Lauren Corporation, Class A, (3)	8,472,704
	Tobacco – 3.0%

181,904	Philip Morris International	17,388,203
	Trading Companies & Distributors – 1.7%

39,164	W.W. Grainger, Inc., (3)	9,652,751
	Total Common Stocks (cost $423,377,624)	583,820,372

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 15.8%

	Money Market Funds – 15.8%

92,312,826	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$92,312,826
	Total Investments Purchased with Collateral from Securities Lending (cost $92,312,826)	92,312,826

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.3%

	Money Market Funds – 0.3%

1,768,903	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$1,768,903
	Total Short-Term Investments (cost $1,768,903)	1,768,903
	Total Investments (cost $517,459,353) – 116.0%	677,902,101
	Other Assets Less Liabilities – (16.0)%	(93,483,098)
	Net Assets – 100%	$584,419,003

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Large Cap Growth Opportunities Fund (continued)

April 30, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $89,290,638.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 99.5%

	Aerospace & Defense – 1.3%

189,056	Triumph Group Inc., (2)	$15,105,574
	Airlines – 1.2%

312,086	Ryanair Holdings PLC, (2)	13,525,807
	Auto Components – 1.2%

180,197	BorgWarner Inc., (3)	14,085,999
	Biotechnology – 4.0%

181,468	Medivation, Inc., (2), (3)	9,565,178

177,372	Onyx Pharmaceuticals Inc., (3)	16,814,866

91,871	Regeneron Pharmaceuticals, Inc., (2), (3)	19,765,127
	Total Biotechnology	46,145,171
	Capital Markets – 5.1%

122,741	Affiliated Managers Group Inc., (3)	19,108,319

214,221	Evercore Partners Inc.	8,086,843

176,819	Raymond James Financial Inc.	7,323,843

256,024	T. Rowe Price Group Inc.	18,561,740

294,129	TD Ameritrade Holding Corporation	5,856,108
	Total Capital Markets	58,936,853
	Chemicals – 4.7%

147,283	Airgas, Inc.	14,234,902

274,402	FMC Corporation	16,656,201

154,504	PPG Industries, Inc.	22,733,719
	Total Chemicals	53,624,822
	Communications Equipment – 0.9%

184,174	Palo Alto Networks, Inc., (3)	9,963,813
	Construction & Engineering – 1.0%

212,837	Chicago Bridge & Iron Company N.V., (2)	11,448,502
	Consumer Finance – 0.8%

203,595	Discover Financial Services	8,905,245
	Diversified Financial Services – 1.3%

254,047	Moody’s Corporation	15,458,760
	Electrical Equipment – 4.6%

466,883	Ametek Inc.	19,006,807

190,787	Rockwell Automation, Inc.	16,174,922

153,442	Roper Industries Inc., (2)	18,359,335
	Total Electrical Equipment	53,541,064
	Electronic Equipment & Instruments – 2.2%

332,451	Amphenol Corporation, Class A, (2)	25,106,700
	Energy Equipment & Services – 3.8%

288,842	Cooper Cameron Corporation, (3)	17,778,225

58,884	Core Laboratories NV, (2)	8,525,226

247,099	Oceaneering International Inc.	17,338,937
	Total Energy Equipment & Services	43,642,388
	Food & Staples Retailing – 1.3%

165,170	Whole Foods Market, Inc.	14,587,814

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Food Products – 1.3%

189,945	Mead Johnson Nutrition Company, Class A Shares	$15,402,640
	Health Care Equipment & Supplies – 3.3%

233,654	Cyberonics, (2), (3)	10,145,257

114,899	Idexx Labs Inc., (2), (3)	10,106,516

372,433	ResMed Inc., (2)	17,884,233
	Total Health Care Equipment & Supplies	38,136,006
	Health Care Providers & Services – 2.1%

199,878	Catamaran Corporation, (3)	11,538,957

141,755	Henry Schein Inc., (3)	12,814,652
	Total Health Care Providers & Services	24,353,609
	Health Care Technology – 3.7%

103,093	AthenaHealth Inc., (2), (3)	9,923,732

278,683	Cerner Corporation, (2), (3)	26,968,154

89,779	Edwards Lifesciences Corporation, (2), (3)	5,727,002
	Total Health Care Technology	42,618,888
	Hotels, Restaurants & Leisure – 5.0%

78,674	Panera Bread Company, Class A, (2), (3)	13,943,393

227,176	Starwood Hotels & Resorts Worldwide, Inc.	14,657,396

191,754	Wyndham Worldwide Corporation	11,520,580

128,688	Wynn Resorts Ltd	17,668,862
	Total Hotels, Restaurants & Leisure	57,790,231
	Internet & Catalog Retail – 0.9%

14,429	priceline.com Incorporated, (3)	10,042,440
	Internet Software & Services – 3.4%

74,997	Equinix Inc., (2), (3)	16,056,858

122,710	LinkedIn Corporation, Class A Shares, (2), (3)	23,571,364
	Total Internet Software & Services	39,628,222
	IT Services – 2.1%

111,733	FleetCor Technologies Inc., (3)	8,592,268

211,045	Gartner Inc., (3)	12,208,953

114,169	InterXion Holdings NV	2,857,650
	Total IT Services	23,658,871
	Leisure Equipment & Products – 1.2%

161,186	Polaris Industries Inc., (2)	13,892,621
	Machinery – 4.8%

94,742	Flowserve Corporation	14,980,605

49,516	Valmont Industries, Inc.	7,215,967

197,595	WABCO Holdings Inc., (3)	14,272,287

178,157	Wabtec Corporation	18,695,796
	Total Machinery	55,164,655
	Media – 4.4%

141,688	Discovery Communications Inc., Class A Shares, (2), (3)	11,167,848

257,115	Liberty Global Inc, Class A Shares, (2), (3)	18,607,413

6,545,355	Sirius XM Radio Inc., (2)	21,272,404
	Total Media	51,047,665

26	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 2.9%

214,922	Cabot Oil & Gas Corporation	$14,625,442

360,037	Cobalt International Energy, Inc., (3)	10,059,434

102,987	Continental Resources Inc., (2), (3)	8,230,721
	Total Oil, Gas & Consumable Fuels	32,915,597
	Personal Products – 0.6%

140,424	Nu Skin Enterprises, Inc., Class A, (2)	7,123,710
	Professional Services – 1.9%

348,927	Verisk Analytics Inc, Class A Shares, (3)	21,385,736
	Road & Rail – 4.3%

542,816	Hertz Global Holdings Inc., (2), (3)	13,071,009

254,405	J.B. Hunt Transports Serives Inc., (2)	18,080,563

163,802	Kansas City Southern Industries, (2)	17,865,884
	Total Road & Rail	49,017,456
	Semiconductors & Equipment – 1.4%

349,331	ARM Holdings PLC, (2)	16,331,224
	Software – 7.8%

202,458	Ansys Inc., (3)	16,370,754

270,417	Aspen Technology Inc., (3)	8,242,310

112,247	CommVault Systems, Inc., (3)	8,254,644

112,378	NetSuite Inc., (2), (3)	9,884,769

229,867	Red Hat, Inc., (3)	11,017,525

162,889	ServiceNow Inc., (3)	6,671,933

273,255	Splunk Inc., (3)	11,148,804

257,545	Synopsys Inc., (3)	9,160,876

149,382	Workday Inc., Class A, (2), (3)	9,358,782
	Total Software	90,110,397
	Specialty Retail – 9.5%

58,254	AutoZone, Inc., (3)	23,831,129

324,281	Dick’s Sporting Goods Inc., (2)	15,597,916

242,007	Gap, Inc.	9,193,846

312,289	GNC Holdings Inc., Class A, (2)	14,156,060

133,698	PetSmart Inc.	9,123,552

300,900	Ross Stores, Inc.	19,880,463

435,543	Urban Outfitters, Inc., (3)	18,048,902
	Total Specialty Retail	109,831,868
	Textiles, Apparel & Luxury Goods – 3.4%

206,672	Michael Kors Holdings Limited, (3)	11,767,904

68,820	PVH Corporation	7,942,516

108,270	Ralph Lauren Corporation, Class A	19,659,667
	Total Textiles, Apparel & Luxury Goods	39,370,087
	Wireless Telecommunication Services – 2.1%

306,522	SBA Communications Corporation, (2), (3)	24,212,173
	Total Common Stocks (cost $904,479,479)	1,146,112,608

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Growth Opportunities Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 30.3%

	Money Market Funds – 30.3%

349,119,769	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$349,119,769
	Total Investments Purchased with Collateral from Securities Lending (cost $349,119,769)	349,119,769

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.1%

	Money Market Funds – 0.1%

1,534,624	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$1,534,624
	Total Short-Term Investments (cost $1,534,624)	1,534,624
	Total Investments (cost $1,255,133,872) – 129.9%	1,496,767,001
	Other Assets Less Liabilities – (29.9)%	(344,292,854)
	Net Assets – 100%	$1,152,474,147

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $337,380,202.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 97.5%

	Aerospace & Defense – 3.2%

45,631	Hexcel Corporation, (2), (3)	$1,391,746

69,644	Orbital Sciences Corporation, (2), (3)	1,254,985
	Total Aerospace & Defense	2,646,731
	Air Freight & Logistics – 1.4%

30,422	Forward Air Corporation	1,122,268
	Airlines – 1.8%

24,057	Alaska Air Group, Inc., (2)	1,482,873
	Auto Components – 1.6%

34,099	Tenneco Inc., (2), (3)	1,318,608
	Biotechnology – 9.8%

59,747	Achillion Pharmaceuticals, Inc., (2)	450,492

40,952	Alkermes Inc., (2)	1,253,541

28,479	Cepheid, Inc., (2), (3)	1,085,904

28,509	Cubist Pharmaceuticals Inc., (2), (3)	1,309,133

26,136	Immunogen, Inc., (2), (3)	418,699

44,202	Incyte Pharmaceuticals Inc., (2), (3)	979,074

43,877	Myriad Genentics Inc., (2)	1,221,974

11,922	Pharmacyclics, Inc., (2), (3)	971,643

13,506	Theravance Inc., (2), (3)	455,828
	Total Biotechnology	8,146,288
	Capital Markets – 1.2%

30,815	Stifel Financial Corporation, (2), (3)	992,859
	Chemicals – 2.7%

36,598	H.B. Fuller Company	1,387,064

36,682	Kraton Performance Polymers Inc., (2)	833,048
	Total Chemicals	2,220,112
	Commercial Banks – 4.6%

55,529	Cathay General Bancorp.	1,094,477

60,182	East West Bancorp Inc.	1,464,228

32,647	Home Bancshares, Inc.	1,296,739
	Total Commercial Banks	3,855,444
	Commercial Services & Supplies – 2.2%

42,934	Interface, Inc.	718,715

43,630	Tetra Tech, Inc., (2), (3)	1,147,033
	Total Commercial Services & Supplies	1,865,748
	Communications Equipment – 4.7%

44,376	Aruba Networks, Inc., (2), (3)	998,016

83,422	IXIA, (2), (3)	1,373,960

34,778	Plantronics Inc.	1,523,972
	Total Communications Equipment	3,895,948
	Construction & Engineering – 2.6%

46,419	MasTec Inc., (2), (3)	1,290,448

37,024	MYR Group Inc., (2)	844,147
	Total Construction & Engineering	2,134,595

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Diversified Consumer Services – 1.0%

32,462	Grand Canyon Education Inc., (2)	$830,053
	Electrical Equipment – 2.7%

19,278	Acuity Brands Inc., (3)	1,406,523

42,495	Thermon Group Holdings Inc., (2)	832,902
	Total Electrical Equipment	2,239,425
	Electronic Equipment & Instruments – 1.0%

29,909	National Instruments Corporation	817,413
	Energy Equipment & Services – 1.7%

16,843	Dril Quip Inc., (2), (3)	1,409,928
	Food Products – 3.2%

27,849	Annie’s Incorporated, (2), (3)	1,052,414

25,287	Treehouse Foods Inc., (2)	1,611,035
	Total Food Products	2,663,449
	Health Care Equipment & Supplies – 7.9%

37,554	Align Technology, Inc., (2), (3)	1,243,788

32,282	Haemonetics Corporation, (2)	1,242,857

19,419	ICU Medical, Inc., (2)	1,169,995

43,594	NuVasive, Inc., (2)	914,166

96,903	Nxstage Medical, Inc., (2)	1,082,407

39,104	Quidel Corporation, (2)	872,801
	Total Health Care Equipment & Supplies	6,526,014
	Health Care Providers & Services – 2.3%

37,136	HealthSouth Corporation, (2)	1,021,240

19,515	IPC The Hospitalist Company, Inc., (2)	890,274
	Total Health Care Providers & Services	1,911,514
	Health Care Technology – 1.5%

49,387	HMS Holdings Corporation, (2), (3)	1,245,046
	Hotels, Restaurants & Leisure – 2.6%

55,517	Bravo Brio Restaurant Group, (2)	943,789

13,529	Buffalo Wild Wings, Inc., (2), (3)	1,217,610
	Total Hotels, Restaurants & Leisure	2,161,399
	Household Durables – 2.0%

46,844	La-Z-Boy Inc.	846,003

42,572	Tri Pointe Homes, Incorporated, (2), (3)	808,868
	Total Household Durables	1,654,871
	Internet Software & Services – 2.7%

46,537	DealerTrack Technologies Inc., (2), (3)	1,296,055

89,322	Perficient, Inc., (2)	936,095
	Total Internet Software & Services	2,232,150
	Leisure Equipment & Products – 2.8%

20,512	Arctic Cat, Inc., (2), (3)	922,835

44,898	Brunswick Corporation, (3)	1,421,471
	Total Leisure Equipment & Products	2,344,306
	Machinery – 2.6%

33,192	Actuant Corporation, Class A	1,038,910

30	Nuveen Investments

Shares	Description (1)	Value
	Machinery (continued)

30,694	ESCO Technologies Inc.	$1,104,063
	Total Machinery	2,142,973
	Oil, Gas & Consumable Fuels – 3.1%

56,237	Energy XXI Limited Bermuda	1,278,829

37,574	Oasis Petroleum Inc., (2), (3)	1,286,158
	Total Oil, Gas & Consumable Fuels	2,564,987
	Personal Products – 1.5%

25,308	Nu Skin Enterprises, Inc., Class A, (3)	1,283,875
	Pharmaceuticals – 2.5%

19,594	Jazz Pharmaceuticals, Inc., (2), (3)	1,143,310

17,831	Salix Pharmaceuticals Limited, (2)	932,383
	Total Pharmaceuticals	2,075,693
	Professional Services – 0.9%

37,720	TrueBlue Inc., (2), (3)	781,558
	Real Estate Investment Trust – 2.1%

51,617	Medical Properties Trust Inc.	830,518

26,528	Omega Healthcare Investors Inc., (3)	871,975
	Total Real Estate Investment Trust	1,702,493
	Road & Rail – 1.3%

78,268	Swift Transportation Company, Class A, (2), (3)	1,097,317
	Semiconductors & Equipment – 4.7%

26,499	Semtech Corporation, (2), (3)	849,823

27,489	Silicon Laboratories Inc., (2)	1,091,588

88,002	Skyworks Solutions Inc., (2), (3)	1,942,204
	Total Semiconductors & Equipment	3,883,615
	Software – 4.9%

30,494	Aspen Technology Inc., (2)	929,457

64,141	Fortinet Inc., (2)	1,151,972

23,990	Micros Systems, Inc., (2), (3)	1,017,416

9,681	Ultimate Software Group, Inc., (2), (3)	935,088

591,081	VideoPropulsion Inc., (2), (4)	—
	Total Software	4,033,933
	Specialty Retail – 5.4%

38,677	Ann Inc., (2)	1,142,519

58,035	Ascena Retail Group Inc., (2), (3)	1,073,648

67,367	Express Inc., (2)	1,226,753

17,074	Genesco Inc., (2)	1,050,905
	Total Specialty Retail	4,493,825
	Textiles, Apparel & Luxury Goods – 1.3%

22,481	Wolverine World Wide Inc., (3)	1,073,917
	Total Common Stocks (cost $67,641,664)	80,851,228

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Small Cap Growth Opportunities Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 38.3%

	Money Market Funds – 38.3%

31,806,219	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (5), (6)	$31,806,219
	Total Investments Purchased with Collateral from Securities Lending (cost $31,806,219)	31,806,219

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 3.8%

	Money Market Funds – 3.8%

3,110,155	First American Treasury Obligations Fund, Class Z, 0.000%, (5)	$3,110,155
	Total Short-Term Investments (cost $3,110,155)	3,110,155
	Total Investments (cost $102,558,038) – 139.6%	115,767,602
	Other Assets Less Liabilities – (39.6)%	(32,819,001)
	Net Assets – 100%	$82,948,601

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $30,713,239.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Assets & Liabilities (Unaudited)

April 30, 2013

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Investments, at value (cost $425,146,527, $906,014,103 and $70,751,819, respectively)	$585,589,275	$1,147,647,232	$83,961,383
Investments purchased with collateral from securities lending (at cost, which approximates value)	92,312,826	349,119,769	31,806,219
Receivables:
Dividends	211,569	89,363	30,100
Due from broker	9,883	36,423	9,929
Investments sold	4,458,560	12,425,560	1,424,407
Shares sold	411,656	643,047	314,654
Other assets	10,063	19,776	134
Total assets	683,003,832	1,509,981,170	117,546,826
Liabilities
Payables:
Collateral from securities lending program	92,312,826	349,119,769	31,806,219
Investments purchased	4,688,641	4,827,052	1,683,732
Shares redeemed	967,064	2,205,144	995,638
Accrued expenses:
Directors fees	12,330	24,235	628
12b-1 distribution and service fees	45,282	99,920	9,732
Management fees	393,043	809,302	68,024
Other	165,643	421,601	34,252
Total liabilities	98,584,829	357,507,023	34,598,225
Net assets	$584,419,003	$1,152,474,147	$82,948,601
Class A Shares
Net assets	$146,902,910	$325,146,721	$35,710,470
Shares outstanding	3,951,514	7,374,718	1,587,885
Net asset value per share	$37.18	$44.09	$22.49
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$39.45	$46.78	$23.86
Class B Shares
Net assets	$1,220,368	$2,110,228	$563,452
Shares outstanding	36,699	56,850	29,694
Net asset value and offering price per share	$33.25	$37.12	$18.98
Class C Shares
Net assets	$13,321,322	$19,178,791	$1,693,985
Shares outstanding	391,701	489,078	84,647
Net asset value and offering price per share	$34.01	$39.21	$20.01
Class R3 Shares
Net assets	$9,344,599	$41,145,869	$1,436,290
Shares outstanding	256,622	959,509	65,439
Net asset value and offering price per share	$36.41	$42.88	$21.95
Class R6 Shares(1)
Net assets	$22,982,371	$10,238,920	N/A
Shares outstanding	591,770	212,472	N/A
Net asset value and offering price per share	$38.84	$48.19	N/A
Class I Shares
Net assets	$390,647,433	$754,653,618	$43,544,404
Shares outstanding	10,059,936	15,661,828	1,772,085
Net asset value and offering price per share	$38.83	$48.18	$24.57
Net assets consist of:
Capital paid-in	$381,319,795	$831,173,978	$65,017,666
Undistributed (Over-distribution of) net investment income	(454,859)	(3,430,733)	(400,013)
Accumulated net realized gain (loss)	43,111,319	83,097,773	5,121,384
Net unrealized appreciation (depreciation)	160,442,748	241,633,129	13,209,564
Net assets	$584,419,003	$1,152,474,147	$82,948,601
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A	– Small Cap Growth Opportunities does not offer Class R6 Shares.
(1)	– Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Operations (Unaudited)

Six Months Ended April 30, 2013

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $648, $10,931 and $—, respectively)	$3,648,523	$4,972,458	$168,622
Securities lending income, net	72,087	311,746	36,408
Total investment income	3,720,610	5,284,204	205,030
Expenses
Management fees	2,382,886	4,858,621	436,551
12b-1 service fees – Class A	174,499	390,930	45,278
12b-1 distribution and service fees – Class B	6,893	11,994	3,010
12b-1 distribution and service fees – Class C	61,953	91,551	8,314
12b-1 distribution and service fees – Class R3	24,394	99,614	5,214
Shareholder servicing agent fees and expenses	245,008	738,938	59,488
Custodian fees and expenses	52,972	93,600	13,004
Directors fees and expenses	6,805	13,093	1,182
Professional fees	24,117	35,159	14,049
Shareholder reporting expenses	30,494	42,168	8,537
Federal and state registration fees	51,442	52,872	31,567
Other expenses	5,916	9,836	2,224
Total expenses before fee waiver/expense reimbursement	3,067,379	6,438,376	628,418
Fee waiver/expense reimbursement	—	(41,020)	(34,065)
Net expenses	3,067,379	6,397,356	594,353
Net investment income (loss)	653,231	(1,113,152)	(389,323)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	43,992,468	84,587,091	6,217,203
Change in net unrealized appreciation (depreciation) of investments	13,042,626	48,412,689	6,976,695
Net realized and unrealized gain (loss)	57,035,094	132,999,780	13,193,898
Net increase (decrease) in net assets from operations	$57,688,325	$131,886,628	$12,804,575

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$653,231	$(1,093,505)	$(1,113,152)	$(2,677,860)	$(389,323)	$(847,550)
Net realized gain (loss) from investments and foreign currency	43,992,468	8,688,927	84,587,091	76,780,307	6,217,203	8,329,187
Change in net unrealized appreciation (depreciation) of investments and foreign currency	13,042,626	34,772,397	48,412,689	(1,595,420)	6,976,695	(1,326,405)
Net increase (decrease) in net assets from operations	57,688,325	42,367,819	131,886,628	72,507,027	12,804,575	6,155,232
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class R6(1)	—	—	—	—	N/A	N/A
Class I	—	—	—	—	—	—
From accumulated net realized gains:
Class A	(1,591,399)	(3,267,944)	(22,356,020)	(10,990,297)	(2,910,523)	(522,866)
Class B	(18,638)	(86,687)	(215,259)	(172,338)	(56,611)	(21,854)
Class C	(155,108)	(329,271)	(1,457,568)	(618,790)	(141,702)	(24,581)
Class R3	(117,432)	(146,968)	(2,936,652)	(1,376,941)	(179,503)	(34,697)
Class R6(1)	—	—	—	—	N/A	N/A
Class I	(4,695,017)	(14,243,083)	(50,385,296)	(25,461,450)	(3,641,578)	(807,347)
Decrease in net assets from distributions to shareholders	(6,577,594)	(18,073,953)	(77,350,795)	(38,619,816)	(6,929,917)	(1,411,345)
Fund Share Transactions
Proceeds from sale of shares	75,409,854	199,910,231	88,268,992	270,597,132	6,318,201	12,033,060
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,260,865	10,225,671	63,480,998	30,318,778	4,581,429	833,300
	79,670,719	210,135,902	151,749,990	300,915,910	10,899,630	12,866,360
Cost of shares redeemed	(121,627,190)	(193,332,899)	(164,118,103)	(295,747,368)	(21,892,357)	(34,960,030)
Net increase (decrease) in net assets from Fund share transactions	(41,956,471)	16,803,003	(12,368,113)	5,168,542	(10,992,727)	(22,093,670)
Net increase (decrease) in net assets	9,154,260	41,096,869	42,167,720	39,055,753	(5,118,069)	(17,349,783)
Net assets at the beginning of period	575,264,743	534,167,874	1,110,306,427	1,071,250,674	88,066,670	105,416,453
Net assets at the end of period	$584,419,003	$575,264,743	$1,152,474,147	$1,110,306,427	$82,948,601	$88,066,670
Undistributed (Over-distribution of) net investment income at the end of period	$(454,859)	$(1,108,090)	$(3,430,733)	$(2,317,581)	$(400,013)	$(10,690)

N/A	– Small Cap Growth Opportunities does not offer Class R6 Shares.
(1)	– Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/95)
2013(d)	$34.09	$.01	$3.49	$3.50	$—	$(.41)	$(.41)	$37.18
2012	32.92	(.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
2011	30.24	(.15)	2.83	2.68	—	—	—	32.92
2010	24.23	(.09)	6.15	6.06	(.05)	—	(.05)	30.24
2009	21.52	.05	2.68	2.73	(.02)	—	(.02)	24.23
2008	36.27	.02	(11.65)	(11.63)	—	(3.12)	(3.12)	21.52
Class B (3/99)
2013(d)	30.65	(.10)	3.11	3.01	—	(.41)	(.41)	33.25
2012	29.90	(.33)	2.24	1.91	—	(1.16)	(1.16)	30.65
2011	27.68	(.36)	2.58	2.22	—	—	—	29.90
2010	22.31	(.26)	5.63	5.37	—	—	—	27.68
2009	19.93	(.09)	2.47	2.38	—	—	—	22.31
2008	34.08	(.19)	(10.84)	(11.03)	—	(3.12)	(3.12)	19.93
Class C (9/01)
2013(d)	31.34	(.11)	3.19	3.08	—	(.41)	(.41)	34.01
2012	30.57	(.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(.27)	5.76	5.49	—	—	—	28.30
2009	20.38	(.10)	2.53	2.43	—	—	—	22.81
2008	34.77	(.19)	(11.08)	(11.27)	—	(3.12)	(3.12)	20.38
Class R3 (11/00)
2013(d)	33.44	(.03)	3.41	3.38	—	(.41)	(.41)	36.41
2012	32.39	(.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(.16)	6.07	5.91	—	—	—	29.83
2009	21.26	(.01)	2.67	2.66	—	—	—	23.92
2008	35.97	(.05)	(11.54)	(11.59)	—	(3.12)	(3.12)	21.26
Class R6 (2/13)
2013(e)	37.47	(.03)	1.40	1.37	—	—	—	38.84
Class I (12/92)
2013(d)	35.55	.06	3.63	3.69	—	(.41)	(.41)	38.83
2012	34.19	(.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(.03)	6.38	6.35	(.11)	—	(.11)	31.33
2009	22.31	.11	2.77	2.88	(.10)	—	(.10)	25.09
2008	37.42	.10	(12.07)	(11.97)	(.02)	(3.12)	(3.14)	22.31

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

10.34%	$146,903	1.22	%*	.05%*	1.22	%*	.05%*	38%
7.66	134,788	1.26		(.42)	1.23		(.39)	73
8.86	84,875	1.20		(.46)	1.20		(.46)	88
25.03	66,409	1.21		(.36)	1.20		(.35)	106
12.73	56,963	1.22		.24	1.22		.24	112
(34.81)	53,430	1.20		.07	1.20		.07	92

9.93	1,220	1.97	*	(.66 )*	1.97	*	(.66 )*	38
7.00	1,481	2.00		(1.10)	1.98		(1.07)	73
8.02	2,411	1.95		(1.19)	1.95		(1.19)	88
24.07	3,473	1.96		(1.07)	1.95		(1.06)	106
11.94	4,749	1.97		(.48)	1.97		(.48)	112
(35.33)	5,907	1.95		(.68)	1.95		(.68)	92

9.94	13,321	1.97	*	(.71 )*	1.97	*	(.71 )*	38
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88
24.07	4,220	1.96		(1.09)	1.95		(1.08)	106
11.92	4,509	1.97		(.51)	1.97		(.51)	112
(35.31)	4,368	1.95		(.68)	1.95		(.68)	92

10.21	9,345	1.46	*	(.18 )*	1.46	*	(.18 )*	38
7.40	9,658	1.51		(.70)	1.48		(.67)	73
8.58	3,431	1.45		(.72)	1.45		(.72)	88
24.71	742	1.46		(.60)	1.45		(.59)	106
12.51	667	1.47		(.05)	1.47		(.05)	112
(35.00)	454	1.45		(.18)	1.45		(.18)	92

3.66	22,982	.96	*	(.40 )*	.96	*	(.40 )*	38

10.45	390,647	.97	*	.34 *	.97	*	.34 *	38
7.94	418,144	1.01		(.13)	.98		(.11)	73
9.13	435,619	.95		(.17)	.95		(.17)	88
25.34	546,605	.96		(.11)	.95		(.10)	106
13.02	482,222	.97		.48	.97		.48	112
(34.65)	417,337	.95		.32	.95		.32	92

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
(e)	For the period February 28, 2013 (commencement of operations) through April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
MID CAP GROWTH OPPORTUNITIES

Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/95)
2013(d)	$42.38	$(.07)	$4.93	$4.86	$—	$(3.15)	$(3.15)	$44.09
2012	41.36	(.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
2011	37.26	(.22)	4.32	4.10	—	—	—	41.36
2010	28.83	(.18)	8.61	8.43	—	—	—	37.26
2009	23.88	(.08)	5.03	4.95	—	—	—	28.83
2008	46.57	(.16)	(17.86)	(18.02)	—	(4.67)	(4.67)	23.88
Class B (3/99)
2013(d)	36.30	(.19)	4.16	3.97	—	(3.15)	(3.15)	37.12
2012	35.93	(.42)	2.38	1.96	—	(1.59)	(1.59)	36.30
2011	32.62	(.46)	3.77	3.31	—	—	—	35.93
2010	25.43	(.37)	7.56	7.19	—	—	—	32.62
2009	21.22	(.23)	4.44	4.21	—	—	—	25.43
2008	42.21	(.38)	(15.94)	(16.32)	—	(4.67)	(4.67)	21.22
Class C (9/01)
2013(d)	38.17	(.21)	4.40	4.19	—	(3.15)	(3.15)	39.21
2012	37.70	(.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(.39)	7.93	7.54	—	—	—	34.21
2009	22.26	(.24)	4.65	4.41	—	—	—	26.67
2008	44.03	(.40)	(16.70)	(17.10)	—	(4.67)	(4.67)	22.26
Class R3 (12/00)
2013(d)	41.35	(.12)	4.80	4.68	—	(3.15)	(3.15)	42.88
2012	40.50	(.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(.26)	8.47	8.21	—	—	—	36.58
2009	23.56	(.14)	4.95	4.81	—	—	—	28.37
2008	46.11	(.24)	(17.64)	(17.88)	—	(4.67)	(4.67)	23.56
Class R6 (2/13)
2013(e)	46.61	(.04)	1.62	1.58	—	—	—	48.19
Class I (12/89)
2013(d)	45.97	(.02)	5.38	5.36	—	(3.15)	(3.15)	48.18
2012	44.62	(.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(.11)	9.26	9.15	—	—	—	40.09
2009	25.57	(.02)	5.39	5.37	—	—	—	30.94
2008	49.40	(.07)	(19.09)	(19.16)	—	(4.67)	(4.67)	25.57

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

12.34%	$325,147	1.29	%*	(.36 )%*	1.28	%*	(.35 )%*	52%
6.88	306,507	1.30		(.42)	1.27		(.39)	113
11.00	289,038	1.26		(.53)	1.26		(.53)	114
29.24	275,040	1.23		(.57)	1.23		(.57)	114
20.73	231,743	1.23		(.33)	1.23		(.33)	123
(42.75)	209,052	1.22		(.43)	1.22		(.43)	113

11.92	2,110	2.04	*	(1.07)*	2.03	*	(1.06)*	52
6.08	2,576	2.05		(1.18)	2.02		(1.15)	113
10.15	4,127	2.01		(1.26)	2.01		(1.26)	114
28.27	5,490	1.98		(1.31)	1.98		(1.31)	114
19.84	6,762	1.98		(1.06)	1.98		(1.06)	123
(43.18)	7,241	1.97		(1.18)	1.97		(1.18)	113

11.94	19,179	2.04	*	(1.11)*	2.04	*	(1.10)*	52
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114
28.27	13,564	1.98		(1.32)	1.98		(1.32)	114
19.81	12,894	1.98		(1.07)	1.98		(1.07)	123
(43.16)	13,011	1.97		(1.18)	1.97		(1.18)	113

12.20	41,146	1.54	*	(.60 )*	1.53	*	(.60 )*	52
6.59	38,869	1.55		(.67)	1.52		(.64)	113
10.72	34,929	1.51		(.77)	1.51		(.77)	114
28.94	33,772	1.48		(.82)	1.48		(.82)	114
20.42	26,822	1.48		(.59)	1.48		(.59)	123
(42.88)	21,246	1.47		(.69)	1.47		(.69)	113

3.39	10,239	.95	*	(.51 )*	.95	*	(.51 )*	52

12.49	754,654	1.04	*	(.09 )*	1.03	*	(.09 )*	52
7.13	744,480	1.05		(.17)	1.02		(.14)	113
11.30	728,843	1.01		(.21)	1.01		(.21)	114
29.57	993,053	.98		(.31)	.98		(.31)	114
21.00	907,825	.98		(.09)	.98		(.09)	123
(42.59)	732,559	.97		(.18)	.97		(.18)	113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
(e)	For the period February 28, 2013 (commencement of operations) through April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP GROWTH OPPORTUNITIES
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/95)
2013(d)	$21.25	$(.11)	$3.14	$3.03	$—	$(1.79)	$(1.79)	$22.49
2012	20.41	(.21)	1.35	1.14	—	(.30)	(.30)	21.25
2011	19.04	(.24)	1.61	1.37	—	—	—	20.41
2010	14.55	(.18)	4.67	4.49	—	—	—	19.04
2009	11.96	(.11)	2.70	2.59	—	—	—	14.55
2008	21.65	(.14)	(7.97)	(8.11)	—	(1.58)	(1.58)	11.96
Class B (3/99)
2013(d)	18.27	(.16)	2.66	2.50	—	(1.79)	(1.79)	18.98
2012	17.72	(.32)	1.17	.85	—	(.30)	(.30)	18.27
2011	16.66	(.35)	1.41	1.06	—	—	—	17.72
2010	12.82	(.27)	4.11	3.84	—	—	—	16.66
2009	10.62	(.18)	2.38	2.20	—	—	—	12.82
2008	19.56	(.23)	(7.13)	(7.36)	—	(1.58)	(1.58)	10.62
Class C (9/01)
2013(d)	19.17	(.17)	2.80	2.63	—	(1.79)	(1.79)	20.01
2012	18.58	(.34)	1.23	.89	—	(.30)	(.30)	19.17
2011	17.46	(.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(.28)	4.30	4.02	—	—	—	17.46
2009	11.13	(.19)	2.50	2.31	—	—	—	13.44
2008	20.41	(.24)	(7.46)	(7.70)	—	(1.58)	(1.58)	11.13
Class R3 (12/00)
2013(d)	20.81	(.13)	3.06	2.93	—	(1.79)	(1.79)	21.95
2012	20.04	(.26)	1.33	1.07	—	(.30)	(.30)	20.81
2011	18.74	(.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(.22)	4.60	4.38	—	—	—	18.74
2009	11.83	(.16)	2.69	2.53	—	—	—	14.36
2008	21.49	(.17)	(7.91)	(8.08)	—	(1.58)	(1.58)	11.83
Class I (8/95)
2013(d)	23.03	(.09)	3.42	3.33	—	(1.79)	(1.79)	24.57
2012	22.04	(.17)	1.46	1.29	—	(.30)	(.30)	23.03
2011	20.51	(.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(.15)	5.03	4.88	—	—	—	20.51
2009	12.81	(.09)	2.91	2.82	—	—	—	15.63
2008	23.03	(.10)	(8.54)	(8.64)	—	(1.58)	(1.58)	12.81

40	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

15.41%	$35,710	1.55	%*	(1.08)%*	1.47	%*	(1.00)%*	57%
5.73	35,306	1.72		(1.21)	1.47		(.97)	118
7.20	36,188	1.54		(1.19)	1.47		(1.12)	118
30.86	39,501	1.68		(1.26)	1.47		(1.05)	142
21.66	30,202	1.79		(1.21)	1.47		(.89)	169
(40.07)	29,022	1.63		(.99)	1.46		(.82)	138

14.99	563	2.30	*	(1.83)*	2.22	*	(1.75)*	57
4.95	687	2.47		(1.97)	2.22		(1.72)	118
6.36	1,482	2.31		(1.95)	2.22		(1.86)	118
29.95	2,088	2.43		(2.00)	2.22		(1.79)	142
20.72	2,025	2.54		(1.96)	2.22		(1.64)	169
(40.55)	1,978	2.38		(1.74)	2.21		(1.57)	138

15.02	1,694	2.30	*	(1.83)*	2.22	*	(1.75)*	57
4.93	1,568	2.46		(1.96)	2.22		(1.72)	118
6.41	1,546	2.29		(1.94)	2.22		(1.87)	118
29.91	1,596	2.43		(2.01)	2.22		(1.80)	142
20.75	1,341	2.54		(1.98)	2.22		(1.66)	169
(40.53)	1,104	2.38		(1.73)	2.21		(1.56)	138

15.24	1,436	1.80	*	(1.33)*	1.72	*	(1.26)*	57
5.48	2,395	1.96		(1.46)	1.72		(1.22)	118
6.94	2,334	1.79		(1.44)	1.72		(1.37)	118
30.50	2,185	1.93		(1.52)	1.72		(1.31)	142
21.39	1,469	2.04		(1.56)	1.72		(1.24)	169
(40.24)	433	1.89		(1.21)	1.72		(1.04)	138

15.57	43,544	1.30	*	(.83 )*	1.22	*	(.75 )*	57
5.99	48,111	1.47		(.96)	1.22		(.72)	118
7.46	63,866	1.31		(.94)	1.22		(.84)	118
31.22	141,215	1.43		(1.01)	1.22		(.80)	142
22.01	103,423	1.54		(.99)	1.22		(.67)	169
(39.97)	75,355	1.39		(.73)	1.22		(.56)	138

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $699 million to $19.2 billion.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

On February 26, 2013, Large Cap Growth Opportunities and Mid Cap Growth Opportunities began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Funds’ prospectus, were exchanged to Class R6 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

42	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. The Funds will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an upfront sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations, which are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

44	Nuveen Investments

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net” Securities lending fees paid by each Fund during the six months ended April 30, 2013, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$5,775	$45,412	$5,894

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$583,820,372	$—	$—	$583,820,372
Investments Purchased with Collateral from Securities Lending	92,312,826	—	—	92,312,826
Short-Term Investments:
Money Market Funds	1,768,903	—	—	1,768,903
Total	$677,902,101	$—	$—	$677,902,101

Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,146,112,608	$—	$—	$1,146,112,608
Investments Purchased with Collateral from Securities Lending	349,119,769	—	—	349,119,769
Short-Term Investments:
Money Market Funds	1,534,624	—	—	1,534,624
Total	$1,496,767,001	$—	$—	$1,496,767,001
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

Small Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$80,851,228	$—	$—	**	$80,851,228
Investments Purchased with Collateral from Securities Lending	31,806,219	—	—		31,806,219
Short-Term Investments:
Money Market Funds	3,110,155	—	—		3,110,155
Total	$115,767,602	$—	$—	**	$115,767,602
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Level 3 security has a market value of zero. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and /or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2013.

46	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Growth Opportunities
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	472,284	$16,660,703	1,977,056	$67,022,340
Class B – exchanges	891	28,447	2,060	64,799
Class C	111,056	3,589,645	144,538	4,470,537
Class R3	54,921	1,900,453	243,928	7,858,765
Class R6(1) – exchanges of Class I Shares	591,770	22,173,634	—	—
Class I	849,023	31,056,972	3,476,160	120,493,790
Shares issued to shareholders due to reinvestment of distributions:
Class A	44,624	1,507,852	105,705	3,128,856
Class B	607	18,394	3,203	85,704
Class C	3,158	97,877	8,270	226,508
Class R3	3,455	114,428	5,050	146,968
Class R6(1)	—	—	—	—
Class I	71,535	2,522,314	215,508	6,637,635
	2,203,324	79,670,719	6,181,478	210,135,902
Shares redeemed:
Class A	(518,919)	(18,363,543)	(707,801)	(23,866,671)
Class B	(13,111)	(420,481)	(37,567)	(1,150,978)
Class C	(79,704)	(2,604,351)	(51,770)	(1,610,482)
Class R3	(90,544)	(3,166,040)	(66,117)	(2,157,862)
Class R6(1)	—	—	—	—
Class I	(2,622,781)	(97,072,775)	(4,672,394)	(164,546,906)
	(3,325,059)	(121,627,190)	(5,535,649)	(193,332,899)
Net increase (decrease)	(1,121,735)	$(41,956,471)	645,829	$16,803,003

	Mid Cap Growth Opportunities
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	517,139	$21,853,734	1,876,175	$78,271,691
Class B – exchanges	56	2,000	1,177	41,138
Class C	32,715	1,211,834	137,723	5,238,734
Class R3	119,158	4,883,312	536,070	21,615,530
Class R6(1) – exchanges of Class I Shares	216,748	10,101,758	—	—
Class I	1,088,585	50,216,354	3,677,764	165,430,039
Shares issued to shareholders due to reinvestment of distributions:
Class A	560,975	22,119,255	293,603	10,810,446
Class B	6,290	209,390	5,239	166,355
Class C	35,529	1,249,541	16,012	534,474
Class R3	76,412	2,933,461	38,238	1,376,941
Class R6(1)	—	—	—	—
Class I	858,554	36,969,351	437,404	17,430,562
	3,512,161	151,749,990	7,019,405	300,915,910
Shares redeemed:
Class A	(936,263)	(39,614,913)	(1,924,502)	(80,454,417)
Class B	(20,468)	(736,889)	(50,297)	(1,825,565)
Class C	(47,431)	(1,783,138)	(65,179)	(2,450,815)
Class R3	(176,050)	(7,233,325)	(496,726)	(20,010,287)
Class R6(1)	(4,276)	(200,000)	—	—
Class I	(2,480,998)	(114,549,838)	(4,255,206)	(191,006,284)
	(3,665,486)	(164,118,103)	(6,791,910)	(295,747,368)
Net increase (decrease)	(153,325)	$(12,368,113)	227,495	$5,168,542

(1)	Class R6 Shares were established and commenced operations on February 28, 2013.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

	Small Cap Growth Opportunities
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	73,258	$1,595,389	181,562	$3,953,207
Class B – exchanges	—	—	271	4,858
Class C	13,434	260,252	10,821	213,237
Class R3	18,513	387,133	40,793	861,003
Class I	172,463	4,075,427	301,530	7,000,755
Shares issued to shareholders due to reinvestment of distributions:
Class A	139,900	2,770,011	25,561	492,295
Class B	3,380	56,611	1,301	21,675
Class C	7,501	132,547	1,334	23,323
Class R3	9,277	179,503	1,836	34,697
Class I	66,763	1,442,757	12,551	261,310
	504,489	10,899,630	577,560	12,866,360
Shares redeemed:
Class A	(286,597)	(6,304,956)	(318,800)	(6,900,577)
Class B	(11,295)	(209,017)	(47,582)	(893,732)
Class C	(18,079)	(353,917)	(13,576)	(259,174)
Class R3	(77,414)	(1,680,300)	(44,038)	(923,620)
Class I	(556,136)	(13,344,167)	(1,123,082)	(25,982,927)
	(949,521)	(21,892,357)	(1,547,078)	(34,960,030)
Net increase (decrease)	(445,032)	$(10,992,727)	(969,518)	$(22,093,670)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2013 and fiscal year ended October 31, 2012, were as follows:

Fund	Six Months Ended 4/30/13	Year Ended 10/31/12
Large Cap Growth Opportunities	4,358	50,367
Mid Cap Growth Opportunities	3,683	36,727
Small Cap Growth Opportunities	2,442	54,323

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments) during the six months ended April 30, 2013, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$220,544,616	$584,430,674	$48,552,098
Sales	268,975,022	661,979,349	65,365,303

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

48	Nuveen Investments

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$518,386,218	$1,256,623,188	$103,706,970
Gross unrealized:
Appreciation	$162,091,380	$250,508,686	$14,327,947
Depreciation	(2,575,497)	(10,364,873)	(2,267,315)
Net unrealized appreciation (depreciation) of investments	$159,515,883	$240,143,813	$12,060,632

Permanent differences, primarily due to net operating losses, tax equalization, REIT adjustments and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2012, the Funds’ last tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$107,668	$335,586	$284,829
Undistributed (Over-distribution of) net investment income	—	378,798	847,550
Accumulated net realized gain (loss)	(107,668)	(714,384)	(1,132,379)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2012, the Funds’ last tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income*	$—	$—	$1,926,567
Undistributed net long-term capital gains	6,623,309	77,350,795	5,056,464
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income*	$—	$—	$—
Distributions from net long-term capital gains	18,073,953	38,619,816	1,411,345
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended October 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through October 31, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities
Post-October capital losses	$—	$—
Late-Year ordinary losses	1,088,806	2,289,884

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities Fund-Level Fee Rate	Mid Cap Growth Opportunities Fund-Level Fee Rate	Small Cap Growth Opportunities Fund-Level Fee Rate
For the first $125 million	.6500%	.7000%	.8000%
For the next $125 million	.6375	.6875	.7875
For the next $250 million	.6250	.6750	.7750
For the next $500 million	.6125	.6625	.7625
For the next $1 billion	.6000	.6500	.7500
For net assets over $2 billion	.5750	.6250	.7250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Growth Opportunities	.1949%
Mid Cap Growth Opportunities	.1949
Small Cap Growth Opportunities	.2000

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Small Cap Growth Opportunities
Class A Shares	1.47%
Class B Shares	2.22
Class C Shares	2.22
Class R3 Shares	1.72
Class I Shares	1.22
Expiration date	February 28, 2014

50	Nuveen Investments

The Adviser agreed to reimburse management fees across all share classes of Large Cap Growth Opportunities and Mid Cap Growth Opportunities through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities
Maximum Expense Level	.98%	.99%
Minimum Management Fee	.80	.84

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$56,161	$70,628	$15,584
Paid to financial intermediaries	50,658	61,977	13,678

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$37,193	$9,550	$2,332

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$23,615	$26,357	$3,885

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2013, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$6,395	$1,325	$82

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

52	Nuveen Investments

Notes

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers

Chicago, IL

Custodian

U.S. Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FCGO-0413P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Semi-Annual Report

April 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Large Cap Select Fund	FLRAX	—	FLYCX	—	FLRYX
Nuveen Mid Cap Select Fund	FATAX	—	FTACX	—	FATCX
Nuveen Small Cap Select Fund	EMGRX	ARSBX	FHMCX	ASEIX	ARSTX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Approved Fund Reorganization

The Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and Nuveen Investment Trust II (“NIT II”) has approved the reorganization of Nuveen Mid Cap Select Fund (the “Acquired Fund”), a series of NIF, into Nuveen Symphony Mid-Cap Core Fund (the “Acquiring Fund”) a series of NIT II.

In order for the reorganization to occur, it must be approved by the shareholders of the Acquired Fund.

If the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in late September 2013. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Acquired Fund in late August 2013.

The Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Nuveen Large Cap Select Fund

Nuveen Mid Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony and joined the management team for the Fund in 2004.

Tony and Scott Tonneson, CFA, are the portfolio managers for the Nuveen Mid Cap Select Fund. Tony assumed portfolio management responsibilities in 2005 and Scott joined the management team for the Fund in 2012.

Allen Steinkopf, CFA, and Mark Traster, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Allen assumed portfolio management responsibilities in 2004 and Mark joined the management team for the Fund in 2008.

Nuveen Investments	5

On the following pages, the portfolio management teams for the Funds examine key investment strategies and the Funds’ performance for the six-month period ended April 30, 2013.

Nuveen Large Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the S&P 500® Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to utilize our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst for future positive relative price performance. We also continued to shift the Fund’s portfolio to areas of the market that our research suggested were particularly attractive. Throughout most of this time frame, the Fund emphasized domestic cyclical stocks and sectors that appeared to have solid fundamentals and attractive valuations in the face of a global growth slowdown. Stocks that we sold generally faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The stock market advanced strongly during the reporting period led by the consumer discretionary, health care and financial sectors, while the worst performing segments of the benchmark were information technology and energy. The Fund’s outperformance of the S&P 500® Index and its Lipper peers resulted from both favorable stock selection and sector weights. On a sector basis, Fund results were aided by overweight positions in the three strongest performing sectors: consumer discretionary, health care and financial, as well as an underweight stance in technology. The Fund also experienced widespread strong stock selection during the period, particularly in the energy, industrials, consumer staples and consumer discretionary sectors. The only areas that were detrimental to Fund returns were its weighting in cash during a strongly advancing stock market and security selection in the health care sector.

The energy sector was the best performing area for the Fund on a relative basis. In particular, the Fund benefited from not owning Exxon Mobil Corp., which is a large weight in the index. We didn’t own this stock due to concerns surrounding the company’s declining production growth on a year-over-year basis. Although Exxon Mobil does produce substantial free cash flow, the company is using it to buy back shares instead of conducting more M&A activity to help its production situation. The Fund also saw strong results from its position in Anadarko Petroleum Corp., an exploration and production firm

6	Nuveen Investments

that is very efficient at growing production. The company excels at finding oil and natural gas and then profitably selling down its assets. Anadarko Petroleum continued to benefit from several large discoveries in the deep waters of the Gulf of Mexico and onshore in Colorado, as well as selling down some of its assets in Mozambique.

In the industrials sector, the Fund’s outperformance was driven by several positions including Eaton Corporation PLC, a leading provider of electrical, hydraulic and mechanical power solutions. During the fourth quarter of 2012, Eaton closed on its acquisition of competitor Cooper Industries PLC, which is already proving to be a very accretive deal in terms of both revenue generating and cost saving synergies. The acquisition is also leading to a more highly valued combined entity. In addition, the Fund benefited from a position in electrical products conglomerate Emerson Electric Company during the period. Emerson Electric continued to be rewarded for executing well as it recently embarked on a value enhancing strategy. Part of the strategy includes divesting out of its non-core embedded computing and power business, which makes computers, motherboards and chips that are mounted to other devices, due to sustained weakness in this area. At the same time, the company has announced plans to make acquisitions in its core business area. Finally, in industrials, we held onto the Fund’s position in Boeing Company throughout its recent troubles with its lithium ion battery on the company’s flagship Dreamliner airplane. Although Boeing’s stock took a hit after the new passenger jet was grounded by the FAA, we believed the company would quickly resolve the problem. Toward the end of the period, the FAA approved the new battery design and Boeing benefited from increased demand and production of the Dreamliner, which is generating significant free cash flow. While we continued to own both Boeing and Eaton, we sold Emerson Electric toward the end of the period as we believed its stock price had reached fair valuation.

In consumer staples, the Fund benefited from very strong stock selection as all four companies we held in the sector outperformed during the period. The best performing name for the Fund in consumer staples was national drug retailer Walgreen Co. Its stock price advanced significantly as the company benefited from several catalysts including: the resolution of its longstanding dispute with drug benefits provider Express Scripts Inc.; a somewhat bad flu season; and the announcement of an attractive new drug distribution deal with AmerisourceBergen Corporation. The Fund also benefited from its position in Tyson Foods Inc., a leading global producer of chicken, beef and pork products. Tyson Foods showed solid gains during this reporting period after selling off in 2012 due to concerns about drought conditions. Several favorable industry trends are helping the company improve its volumes and margins this year including: the closure of one of its competitor’s large beef processing plants that accounted for about 4% of industry volume; Japan’s recent approval of virtually all beef imports from the United States, which the country had banned since the mad cow outbreak in December 2003; the recent outbreak of the bird flu in China, which is improving demand for its chicken products; and expectations for lower grain input costs. In addition, the Fund benefited from owning ConAgra Foods Inc., a large packaged food company. We liked ConAgra because it generated significant free cash flow and was very inexpensive when we purchased it. In 2013, the company made an accretive acquisition of Ralcorp Holdings Inc., a private label food manufacturer, which is resulting in greater synergies than expected.

Nuveen Investments	7

Three of the Fund’s holdings in the consumer discretionary sector also outperformed. Our ownership of Best Buy Co. Inc. worked well for the Fund. We re-established a position in this leading electronics retailer, which had underperformed for the Fund in 2012, and its stock subsequently advanced during the period. Best Buy benefited from a solid turnaround plan unveiled by its new management team, which included a strategic move to feature Samsung products in a new “store within a store” format, the closure of underperforming stores and competitive pricing. Another consumer discretionary holding, boat and marine engine manufacturer Brunswick Corporation, maintained its strong run. Brunswick continued to be rewarded for its significant cost cutting efforts during the financial crisis and tremendous operating leverage. Also, the company’s results were supported by improvements in housing and employment data, which led to stronger consumer demand for big ticket items. We did decide to sell Brunswick at the end of the period based on the Fund’s large gain in the position and our concerns about a U.S. economic slowdown. The Fund also benefited from its position in Jarden Corporation, a highly diversified consumer products company that manufactures items ranging from camping and ski equipment to small appliances. Jarden’s management team continued to execute well, generating significant free cash flow for the company which it used to make small acquisitions and also to consistently buy back company shares.

The Fund experienced widespread strength during the period and saw very few pockets of underperformance. The only sector where the Fund lagged on a relative basis was health care, mostly due to its position in UnitedHealth Group Incorporated, a health maintenance organization (HMO). The company fell short of expectations as cost increases and pricing concerns as well as uncertainty surrounding the Affordable Care Act weighed on the stock. While we believe UnitedHealth is a solid, well managed company, we decided to sell it after the period ended because of the uncertainty around the Affordable Care Act and other industry dynamics. Also, our cash position of slightly less than 1% of net assets in a strongly advancing market environment was a drag on the Fund’s return.

Toward the end of this semi-annual reporting period, U.S. and global economic data started to show signs of slowing. Therefore, we positioned the Fund with underweights to the more global growth oriented areas of energy and industrials and neutral in materials. However, we continued to maintain an overweight position in consumer discretionary as we believe the U.S. consumer will hold up better due to improvements in U.S. housing, employment and stock market data. We also moved to an overweight position in the health care sector, as we are finding many good, stable names at attractive valuations. The Fund remains underweight in utilities, which is an expensive stable sector, and consumer staples. It is also slightly underweight in financials, particularly banks and real estate investment trusts (REITs), as fundamentals remain fairly mixed in terms of earnings growth. Although capital and credit quality have improved for financial firms, demand for loans is sluggish and net interest margins are compressed because the rates that companies can charge are so low. We increased the Fund’s technology weight during the period as many of these names are very inexpensive, but also are generating significant cash flows. In technology, we continued to seek out companies with new products in the pipeline that can reignite their growth.

8	Nuveen Investments

Nuveen Mid Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell Mid Cap® Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $600 million and $20.4 billion, the range of the Russell Mid Cap® Index during this period. During the reporting period, we continued to implement our “best of the best” investment approach. We started by using a combination of fundamental and quantitative analysis to identify mid-sized companies that we believed had strong fundamentals, attractive valuations and a catalyst for future positive relative performance. We further narrowed down our investable universe by identifying only those stocks that were held in other funds within our firm. We then combined a subset of those stocks into a portfolio that had risk tolerances within our acceptable limits. Generally, stocks we sold faced an expected or actual deterioration in their fundamental earnings outlook, the realization or removal of the expected catalyst or excessive valuation.

The mid-cap segment of the stock market advanced strongly during the reporting period, turning in results above larger-cap equities. While the Fund produced attractive absolute returns during the six-month period, it underperformed the Russell Mid Cap® Index and the Lipper peer average due primarily to stock selection. In terms of negative contributors, two of the Fund’s more significant sector bets hurt results during the period. The Fund was positioned with an underweight in consumer staples, which ended up being one of the top performing sectors in the index. Likewise, the Fund had an overweight stance in materials, which was the worst performing sector in the benchmark over the six months.

The Fund’s biggest detractor was Energy XXI Ltd., an exploration and production company that sold off significantly during a period when the energy sector was up more than 10%. Although Energy XXI has historically been a solid performer for the Fund, its latest production numbers have come in short of expectations. While the company has been successful extracting oil from assets it recently purchased from Exxon Mobil, its pipeline infrastructure can’t transport the product fast enough. We continue to own Energy XXI in the Fund because we believe the company will be able to solve its infrastructure issues. Performance was also hindered by a position in specialty pharmaceutical firm Impax Laboratories Inc. We originally purchased Impax Laboratories because its valuation was very attractive, it was generating significant free cash flow and it had a number of new drugs in the pipeline. Although it had already received an FDA warning letter about one of its manufacturing facilities, we believed this issue would be quickly resolved. Subsequent to our purchase, the company received a second FDA letter

Nuveen Investments	9

addressing new manufacturing issues, which further delayed the approval of one of its new drugs to treat Parkinson’s disease. Also, one of the Fund’s specialty retail holdings, Ann Inc., which sells apparel, shoes and accessories under the Ann Taylor and LOFT brand names, performed poorly during the period. Ann was negatively impacted by a modest Christmas sell through and a difficult start to 2013 due, in part, to the reinitiation of former payroll tax rates and the IRS delay in processing income tax returns relative to last year. We sold out of the Fund’s positions in both Impax Laboratories and Ann. Another laggard was IDEXX Laboratories Inc., a manufacturer and distributor of various diagnostic tools and technology solutions to improve veterinary care and food and water safety. IDEXX Laboratories, which has historically been a consistent growth company, changed the way it distributed its products and, as a result, had to alter its sales force. The resulting drop in its organic growth rate caused investors to call its valuation into question. Because we couldn’t forecast when the sales force adjustment would resolve itself, we sold the Fund’s position in IDEXX Laboratories. Finally, performance suffered from a position in CF Industries Holdings, Inc., a large fertilizer company that had previously performed very well as it benefited from last year’s drought conditions. CF Industries gave back some of its gains during the period as this spring’s wet weather conditions have led to less demand for fertilizer, combined with a tougher pricing environment and greater supply. We continue to own this stock due to its attractive valuation and significant free cash flow. We also believe CF Industries will benefit from low natural gas prices in the United States.

Despite the Fund’s underperformance, several of the Fund’s themes were successful including an overweight to smaller-cap names within the benchmark range. For example, small-cap industrial holding Alaska Air Group, Inc. aided the Fund’s results during the six-month period. This regional air carrier continued to maintain the best operating metrics in the industry in terms of return on invested capital, operating margin and balance sheet strength. Alaska Air has executed well against its plan and recently announced it would be initiating a stock buyback. This news, coupled with increased bag fees and a better fuel hedge strategy, is keeping our outlook positive for this stock. Another beneficial smaller-cap industrial name was Swift Transportation Company, which operates broad based transportation services including truckload carriers and rail intermodal services across North America. The company benefited from increased demand for intermodal shipping, which transports freight in special double stacked containers using multiple methods such as railroads, ships and trucks without any direct handling of the freight. Over the period, Swift experienced strong earnings growth, improving profitability and solid stock price performance as a result. Boat and marine engine manufacturer Brunswick Corporation was also a positive contributor to results at the lower end of the Fund’s capitalization range. Brunswick continued to be rewarded for its significant cost cutting efforts during the financial crisis and its tremendous operating leverage. In addition, the company’s results were supported by improvements in housing and employment data, which led to stronger consumer demand for big ticket items. We did decide to sell Brunswick at the end of the period based on the Fund’s large gain in the position and our concerns about a U.S. economic slowdown.

During the market’s strong advance over the six-month period, the Fund’s tilt toward higher beta stocks also helped results as these stocks generally outperformed. For

10	Nuveen Investments

example, in the energy sector, shares of Plains Exploration & Production Co. advanced significantly. The company engages in the exploration and production of oil and natural gas from onshore and offshore properties in the United States. Plains Exploration & Production received a buyout offer from the world’s leading copper producer, Freeport-McMoRan Copper & Gold Inc., in December 2012 that helped propel the stock.

Elsewhere in the Fund, performance was aided by a position in Tyson Foods Inc., a leading global producer of chicken, beef and pork products. Tyson Foods showed solid gains during this reporting period after selling off in 2012 due to concerns about drought conditions. Several favorable industry trends are helping the company improve its volumes and margins this year including: the closure of one of its competitor’s large beef processing plants that accounted for about 4% of industry volume; Japan’s recent approval of virtually all beef imports from the United States, which the country had banned since the mad cow outbreak in December 2003; the recent outbreak of the bird flu in China, which is improving demand for its chicken products; and expectations for lower grain input costs.

Toward the end of the reporting period, U.S. and global economic data started to show signs of slowing. Therefore, we positioned the Fund with underweights to the more global growth oriented areas, particularly energy. We continued to maintain a modest overweight in consumer discretionary, and especially the retail industry, as we believe the U.S. consumer will hold up better due to improvements in U.S. housing, employment and stock market data. We also moved the Fund to an overweight position in the health care sector as we were finding many good, stable names at attractive valuations. Within the financial sector, the Fund is slightly underweight in banks, where fundamentals remain fairly mixed in terms of earnings growth, but overweight in financial diversifieds as consumers’ balance sheets continue to improve. We are keeping the Fund’s smaller-cap tilt in place and maintaining our strategy’s heavy influence on our quantitative model, which is currently leading us to favor more attractively valued names within the Russell benchmark. Our focus continues to be on selecting stocks with strong or improving fundamentals, attractive valuations relative to their history or the market and identifiable catalysts that should allow us to realize their value.

Nuveen Small Cap Select Fund

How did the Fund perform during the six-month reporting period ended April 30, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000® Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of less than $3 billion at the time of purchase. During this period, we continued to execute on our strategy of investing in

Nuveen Investments	11

well run, small-cap companies we believe offer good value in order to generate competitive returns for the Fund. We also continued to keep the Fund well diversified, with its sector weightings very close to the weights in the Russell 2000® Index.

Small-cap stocks produced very strong results during the reporting period, outperforming large-cap equities, as measured by the S&P 500® Index. While the Fund produced attractive absolute returns, it underperformed the Russell 2000® Index and the Lipper peer average due primarily to stock selection.

The Fund’s biggest detractors were found in the energy sector. Fund holding Energy XXI Ltd., an exploration and production company, sold off significantly during a period when the energy sector overall was up by more than 10%. Although Energy XXI has historically been a solid performer for the Fund, its latest production numbers have come in short of expectations. While the company has been successful extracting oil from assets it recently purchased from Exxon Mobil, its pipeline infrastructure can’t transport the product fast enough. We continue to own Energy XXI in the Fund because we believe the company will be able to solve its infrastructure issues. Also, late in 2012, North America’s onshore oil services industry was hit hard as natural gas prices declined precipitously and drilling dried up as well. With valuations at very low levels, we bought positions in two service providers: Key Energy Services Inc. and Parker Drilling Company. Both of these companies subsequently struggled as the rest of the oil and gas services sector rallied due to a rise in natural gas prices and strong oil prices. Key Energy, in particular, was hindered by specific issues surrounding its assets in Mexico. The Mexican government abruptly decided to change the focus of its country’s drilling activity to its Southern end, away from Key Energy’s equipment. We continued to hold both Parker Drilling and Keys Energy in the Fund; however, we are re-evaluating the investment thesis on both of these ideas as well as the energy sector as a whole.

The Fund also underperformed in the health care sector on a relative basis. The shortfall was primarily due to its underweight in biotechnology, an industry that advanced even more than the strongly performing health care sector overall. In addition, we had two unsuccessful stock picks during the period. The Fund owned a position in Merit Medical Systems, Inc., a small company that makes disposable medical products primarily for hospitals. Unlike most companies, Merit Medical chose not to pass on the new Affordable Care Act device tax to its customers in an effort to be more competitive. As a result, the company had to lower its guidance and its stock price fell significantly. We continued to hold Merit Medical as we believe this is a temporary setback for a well managed company. Also, the Fund was hurt by its position in specialty pharmaceutical firm Impax Laboratories Inc. We originally purchased Impax Laboratories because its valuation was very attractive, it was generating significant free cash flow and it had a number of new drugs in the pipeline. Although it had already received an FDA warning letter about one of its manufacturing facilities, we believed this issue would be quickly resolved. Subsequent to our purchase, the company received a second FDA letter addressing new manufacturing issues, which further delayed the approval of one of its new drugs to treat Parkinson’s disease. We sold out of Impax Laboratories based on this news.

Despite the Fund’s underperformance, the Fund did experience a number of strong small-cap performers during the six months. The Fund’s best results were found in the materials

12	Nuveen Investments

sector as two of our holdings benefited from industry consolidation and an improved pricing environment. Paper and specialty fiber company Buckeye Technologies Inc. advanced significantly during the six-month period after Georgia-Pacific LLC announced that it would acquire the firm. The Fund also owned containerboard and packaging firm Rock-Tenn Company, which began to reap rewards from its Smurfit-Stone acquisition from the previous year. Rock-Tenn also benefited from favorable industry fundamentals such as improved pricing, higher demand and lower inventory.

Elsewhere in the Fund, specialty retailer Tile Shop Holdings, Inc. advanced dramatically after we added it to the portfolio in November. Tile Shop, which offers top notch tile products in its well formatted stores, benefited from increasing sales due to the pickup in both the housing market and the economy overall. We continue to own this stock, but did trim the Fund’s weight due to its strong returns. In industrials, temporary blue collar staffing company TrueBlue Inc. showed solid results as the economy and the construction industry improved. However, we did end up trimming the Fund’s position in TrueBlue toward the end of the period due to valuation and risk management. While utilities don’t typically have a big presence in this portfolio, we did benefit from ownership in Atmos Energy Corporation, a regulated gas utility in Texas. Atmos Energy’s stock price advanced during the period as the company continued to experience volume growth and pay out an attractive dividend. We took some profits in Atmos Energy and lowered the Fund’s exposure as its valuation appeared somewhat stretched.

Results were mixed in the technology sector, where the Fund’s semiconductor holdings performed very well, including International Rectifier Corp., Semtech Corporation and Integrated Device Technology Inc. After the highly cyclical semiconductor segment sold off strongly last year, the tide started to turn during this period. Integrated Device Technology benefited from better traction for its flash card controller product sold to wireless telecommunication providers. The other two companies were aided by a revival in demand for electronic equipment. Semtech has significant exposure to the telecommunications end market, while International Rectifier has more industrial and automotive computer exposure. Also in technology, Euronet Worldwide, Inc. advanced significantly over this six-month time frame as the company continued to post strong earnings. Euronet, which owns cash machines and other electronic payment systems primarily in Europe, benefited as European banks tried to raise capital by selling their cash machines. Elsewhere in technology, several of the Fund’s holdings in the software as a service (SaaS) segment fell short. For example, online SaaS marketing company Vocus continued to struggle during the period. While Vocus remains in a growing segment and has a solid offering, the company is taking longer to gain traction with its product line after last year’s strategic acquisition. Shares continued to decline after its profitability dropped further. Two other holdings in the SaaS industry, Keynote Systems Inc. and LogMeIn Inc. also disappointed. Keynote Systems, a provider of on demand testing and monitoring products that help improve mobile communications and internet performance, saw its margins come in as execution for its main product was not very strong. Shares of LogMeIn, the market’s leading remote connection and troubleshooting provider for cloud based services, fell significantly after the company posted solid fourth quarter 2012 results, but guided to revenue growth for calendar 2013 that was considerably below investors’ expectations. We continued to hold onto Vocus as we believe it has a quality

Nuveen Investments	13

product that is hitting the market at the right time. Although Vocus has struggled as of late, we believe its transition period is over and the company will show improved execution and results going forward. However, we sold LogMeIn out of the Fund.

The Fund’s financial exposure underperformed slightly, mostly due to our underweight position in a sector that advanced more than 17% over this time frame; however, individual stock selection was strong. Within the sector and our Fund, the insurance industry led the way. Fund positions such as Maiden Holdings Ltd., Tower Group Companies and First American Financial Corporation aided results. Insurance related stocks had been selling below book value as people worried about the payouts needed to cover recent catastrophes such as Hurricane Sandy. However, these stocks performed well after claims were not as bad as some worst case scenarios had predicted, while the most recent pricing and renewal cycles were strong. Also in financials, the Fund gained from its ownership in investment bank Evercore Partners Inc. and asset manager Waddell & Reed Financial Inc. Evercore benefited from a significant fourth quarter increase in mergers and acquisitions and other corporate deals as the U.S. economy showed signs of improvement. Waddell & Reed saw strong flows into its mutual funds as performance was favorable and the economy picked up steam.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.

Nuveen Large Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Mid Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

14	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.30%	14.61%	3.36%	6.66%
Class A Shares at maximum Offering Price	8.66%	8.05%	2.14%	6.03%
S&P 500® Index*	14.42%	16.89%	5.21%	7.88%
Lipper Large-Cap Core Funds Classification Average*	14.17%	15.80%	4.21%	7.37%

Class C Shares	14.84%	13.85%	2.59%	5.84%
Class I Shares	15.38%	14.96%	3.61%	6.93%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.49%	12.74%	4.45%	7.25%
Class A Shares at maximum Offering Price	6.03%	6.25%	3.22%	6.62%
Class C Shares	12.06%	11.88%	3.67%	6.43%
Class I Shares	12.60%	12.93%	4.70%	7.53%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.41%
Class C Shares	2.16%
Class I Shares	1.16%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Nuveen Mid Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	15.06%	11.70%	4.22%	8.05%
Class A Shares at maximum Offering Price	8.43%	5.25%	2.99%	7.42%
Russell Midcap® Index*	18.90%	19.20%	7.24%	11.63%
Lipper Mid-Cap Core Funds Classification Average*	17.15%	16.12%	5.74%	9.74%

Class C Shares	14.59%	10.93%	3.43%	7.24%
Class I Shares	15.13%	11.92%	4.45%	8.30%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.59%	10.17%	4.91%	8.79%
Class A Shares at maximum Offering Price	6.12%	3.88%	3.68%	8.31%
Class C Shares	12.12%	9.38%	4.14%	8.15%
Class I Shares	12.67%	10.46%	5.17%	9.23%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.84%	1.41%
Class C Shares	2.59%	2.16%
Class I Shares	1.59%	1.16%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2014, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.41%, 2.16% and 1.16%, for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.71%	10.91%	7.33%	10.04%
Class A Shares at maximum Offering Price	6.20%	4.53%	6.06%	9.40%
Russell 2000® Index*	16.58%	17.69%	7.27%	10.47%
Lipper Small-Cap Core Funds Classification Average*	15.74%	15.47%	6.81%	10.27%

Class B Shares w/o CDSC	12.24%	10.14%	6.54%	9.22%
Class B Shares w/CDSC	7.78%	5.76%	6.38%	9.22%
Class C Shares	12.28%	10.09%	6.52%	9.23%
Class R3 Shares	12.51%	10.58%	7.06%	9.80%
Class I Shares	12.78%	11.20%	7.59%	10.32%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.47%	10.06%	8.91%	11.00%
Class A Shares at maximum Offering Price	5.10%	3.70%	7.63%	10.34%
Class B Shares w/o CDSC	10.96%	9.15%	8.10%	10.17%
Class B Shares w/CDSC	6.55%	4.81%	7.95%	10.17%
Class C Shares	11.04%	9.29%	8.11%	10.17%
Class R3 Shares	11.35%	9.81%	8.66%	10.77%
Class I Shares	11.62%	10.39%	9.20%	11.28%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.36%
Class B Shares	2.11%
Class C Shares	2.11%
Class R3 Shares	1.61%
Class I Shares	1.11%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Holding Summaries as of April 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Large Cap Select Fund

Portfolio Allocation1

Common Stocks	98.2%
Short-Term Investments	0.0%	[2]
Other[3]	1.8%

Nuveen Mid Cap Select Fund

Portfolio Allocation1

Common Stocks	99.3%
Short-Term Investments	0.8%
Other[3]	(0.1)%

Portfolio Composition[1]
Pharmaceuticals	7.4%
Oil, Gas & Consumable Fuels	7.0%
Diversified Financial Services	6.9%
Food Products	5.6%
Software	5.2%
Internet Software & Services	4.7%
Insurance	4.2%
Biotechnology	3.8%
Communications Equipment	3.7%
Chemicals	3.6%
Diversified Telecommunication Services	3.5%
Electric Utilities	3.4%
Specialty Retail	3.4%
Health Care Providers & Services	3.3%
Aerospace & Defense	3.1%
Health Care Equipment & Supplies	2.8%
Electrical Equipment	2.4%
Energy Equipment & Services	2.2%
Food & Staples Retailing	2.2%
Household Durables	2.1%
Semiconductors & Equipment	2.1%
Short-Term Investments	0.0%	[2]
Other[4]	17.4%

Portfolio Composition[1]
Real Estate Investment Trust	6.9%
Biotechnology	5.1%
Electric Utilities	4.9%
Electrical Equipment	4.6%
Insurance	4.5%
Chemicals	4.3%
Specialty Retail	3.9%
Consumer Finance	3.8%
Food Products	3.8%
Software	3.7%
Oil, Gas & Consumable Fuels	3.5%
Machinery	3.5%
Semiconductors & Equipment	3.4%
Household Durables	2.7%
Commercial Banks	2.3%
Health Care Providers & Services	2.3%
Capital Markets	2.3%
Communications Equipment	2.2%
Health Care Equipment & Supplies	2.1%
Personal Products	1.7%
Gas Utilities	1.5%
Paper & Forest Products	1.5%
Internet Software & Services	1.4%
Airlines	1.4%
IT Services	1.4%
Energy Equipment & Services	1.4%
Short-Term Investments	0.8%
Other[5]	19.1%

Top Five Common Stock Holdings[1]
Verizon Communication, Inc.	3.5%
Pfizer Inc.	3.0%
Google Inc., Class A	3.0%
Citigroup Inc.	2.8%
Edison International	2.5%

Top Five Common Stock Holdings[1]
Tyson Foods Inc., Class A	1.7%
Nu Skin Enterprises Inc., Class A	1.7%
SLM Corporation	1.6%
Edison International	1.6%
Rockwell Automation Inc.	1.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to 0.0%.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

4	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 2.1% of net assets.

5	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.4%.

Nuveen Investments	19

Holding Summaries (continued)

Nuveen Small Cap Select Fund

Portfolio Allocation[1]
Common Stocks	96.9%
Short-Term Investments	3.7%
Other[2]	(0.6)%

Portfolio Composition[1]
Real Estate Investment Trust	6.7%
Capital Markets	6.4%
Specialty Retail	5.5%
Machinery	4.9%
Health Care Equipment & Supplies	4.9%
Semiconductors & Equipment	4.7%
Commercial Banks	4.4%
Insurance	4.0%
Food & Staples Retailing	3.2%
Energy Equipment & Services	3.1%
Oil, Gas & Consumable Fuels	2.9%
Construction & Engineering	2.9%
Biotechnology	2.8%
IT Services	2.8%
Software	2.6%
Health Care Providers & Services	2.3%
Household Durables	2.0%
Food Products	2.0%
Hotels, Restaurants & Leisure	2.0%
Gas Utilities	1.9%
Professional Services	1.8%
Textiles, Apparel & Luxury Goods	1.8%
Thrifts & Mortgage Finance	1.6%
Short-Term Investments	3.8%
Other[3]	19.0%

Top Five Common Stock Holdings[1]
Waddell & Reed Financial Inc., Class A	2.0%
Euronet Worldwide Inc.	1.9%
Atmos Energy Corporation	1.9%
G III Apparel Group, Limited	1.8%
International Rectifier Corporation	1.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 1.6% of net assets.

20	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,153.00	$1,148.40	$1,153.80	$1,018.15	$1,014.43	$1,019.39
Expenses Incurred During Period	$7.15	$11.13	$5.82	$6.71	$10.44	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Mid Cap Select Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,150.60	$1,145.90	$1,151.30	$1,017.80	$1,014.08	$1,019.04
Expenses Incurred During Period	$7.52	$11.49	$6.19	$7.05	$10.79	$5.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.41%, 2.16% and 1.16% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Small Cap Select Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (11/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/13)	$1,127.10	$1,122.40	$1,122.80	$1,125.10	$1,127.80	$1,018.25	$1,014.53	$1,014.53	$1,017.01	$1,019.49
Expenses Incurred During Period	$6.96	$10.89	$10.90	$8.27	$5.65	$6.61	$10.34	$10.34	$7.85	$5.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 2.07%, 1.57% and 1.07% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Large Cap Select Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 98.2%

	Aerospace & Defense – 3.1%

6,649	Boeing Company	$607,785

6,117	United Technologies Corporation	558,421
	Total Aerospace & Defense	1,166,206
	Auto Components – 0.9%

4,159	BorgWarner Inc., (2)	325,109
	Biotechnology – 3.8%

4,946	Celgene Corporation, (2)	583,974

16,267	Gilead Sciences, Inc., (2), (3)	823,761
	Total Biotechnology	1,407,735
	Building Products – 1.0%

18,662	Masco Corporation	362,789
	Capital Markets – 0.7%

12,278	Morgan Stanley, (3)	271,958
	Chemicals – 3.6%

1,439	CF Industries Holding, Inc.	268,388

7,255	LyondellBasell Industries NV	440,379

6,115	Monsanto Company	653,204
	Total Chemicals	1,361,971
	Commercial Banks – 1.9%

18,413	Wells Fargo & Company	699,326
	Communications Equipment – 3.7%

41,145	Cisco Systems, Inc.	860,753

8,940	Motorola Solutions Inc.	511,368
	Total Communications Equipment	1,372,121
	Consumer Finance – 2.0%

35,621	SLM Corporation, (3)	735,574
	Diversified Financial Services – 6.9%

51,407	Bank of America Corporation	632,820

22,333	Citigroup Inc.	1,042,058

18,337	JPMorgan Chase & Co.	898,696
	Total Diversified Financial Services	2,573,574
	Diversified Telecommunication Services – 3.5%

24,076	Verizon Communications Inc.	1,297,937
	Electric Utilities – 3.4%

17,258	Edison International	928,480

15,090	NV Energy Inc.	326,397
	Total Electric Utilities	1,254,877
	Electrical Equipment – 2.4%

7,739	Eaton Corporation PLC	475,252

5,138	Rockwell Automation, Inc.	435,600
	Total Electrical Equipment	910,852
	Energy Equipment & Services – 2.2%

6,710	Cooper Cameron Corporation, (2)	413,001

9,621	Halliburton Company	411,490
	Total Energy Equipment & Services	824,491

22	Nuveen Investments

Shares	Description (1)	Value
	Food & Staples Retailing – 2.2%

16,535	Walgreen Co.	$818,648
	Food Products – 5.6%

22,200	ConAgra Foods, Inc.	785,214

25,681	Mondelez International Inc., Class A	807,667

20,913	Tyson Foods, Inc., Class A	515,087
	Total Food Products	2,107,968
	Health Care Equipment & Supplies – 2.8%

6,400	Becton, Dickinson and Company	603,520

7,149	Covidien PLC	456,392
	Total Health Care Equipment & Supplies	1,059,912
	Health Care Providers & Services – 3.3%

8,356	CIGNA Corporation	552,917

11,217	UnitedHealth Group Incorporated	672,235
	Total Health Care Providers & Services	1,225,152
	Household Durables – 2.1%

8,734	Jarden Corporation, (2)	393,117

3,489	Whirlpool Corporation	398,723
	Total Household Durables	791,840
	Insurance – 4.2%

13,505	Allstate Corporation	665,256

12,192	Lincoln National Corporation	414,650

7,828	Prudential Financial, Inc.	472,968
	Total Insurance	1,552,874
	Internet & Catalog Retail – 1.2%

632	priceline.com Incorporated, (2)	439,866
	Internet Software & Services – 4.7%

16,591	AOL Inc.	641,076

1,369	Google Inc., Class A, (2)	1,128,836
	Total Internet Software & Services	1,769,912
	IT Services – 1.5%

981	MasterCard, Inc., Class A	542,424
	Leisure Equipment & Products – 1.0%

4,529	Polaris Industries Inc.	390,355
	Life Sciences Tools & Services – 1.0%

9,019	Agilent Technologies, Inc.	373,747
	Machinery – 1.0%

5,549	Dover Corporation, (3)	382,770
	Media – 1.1%

3,601	Liberty Media Corporation, (2)	413,683
	Multiline Retail – 1.2%

10,062	Macy’s, Inc.	448,765
	Oil, Gas & Consumable Fuels – 7.0%

6,835	Anadarko Petroleum Corporation	579,335

6,456	Chevron Corporation	787,697

7,698	Devon Energy Corporation, (3)	423,852

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Large Cap Select Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

13,274	Marathon Oil Corporation	$433,662

4,426	Occidental Petroleum Corporation	395,065
	Total Oil, Gas & Consumable Fuels	2,619,611
	Paper & Forest Products – 1.1%

9,045	International Paper Company	424,934
	Pharmaceuticals – 7.4%

8,138	GlaxoSmithKline PLC, (3)	420,246

17,739	Merck & Company Inc.	833,733

39,111	Pfizer Inc.	1,136,957

11,139	Zoetis Incorporated	367,810
	Total Pharmaceuticals	2,758,746
	Semiconductors & Equipment – 2.1%

12,526	Maxim Integrated Products, Inc.	387,429

17,662	Skyworks Solutions Inc., (2), (3)	389,800
	Total Semiconductors & Equipment	777,229
	Software – 5.2%

27,381	CA Inc.	738,466

21,570	Oracle Corporation	707,065

20,977	Symantec Corporation, (2)	509,741
	Total Software	1,955,272
	Specialty Retail – 3.4%

12,097	Best Buy Co., Inc., (3)	314,401

11,152	Foot Locker, Inc.	388,870

14,350	Lowe’s Companies, Inc.	551,326
	Total Specialty Retail	1,254,597
	Totol Common Stocks (cost $31,282,028)	36,672,825

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.1%

	Money Market Funds – 9.1%

3,370,739	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$3,370,739
	Total Investments Purchased with Collateral from Securities Lending (cost $3,370,739)	3,370,739

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.0%

	Money Market Funds – 0.0%

12,798	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$12,798
	Total Short-Term Investments (cost $12,798)	12,798
	Total Investments (cost $34,665,565) – 107.3%	40,056,362
	Other Assets Less Liabilities – (7.3)%	(2,714,602)
	Net Assets – 100%	$37,341,760

24	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $3,298,304.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Select Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 99.3%

	Airlines – 1.4%

6,254	Alaska Air Group, Inc., (2)	$385,497
	Auto Components – 1.0%

3,257	BorgWarner Inc., (2)	254,600
	Biotechnology – 5.1%

7,950	Alkermes Inc., (2), (3)	243,350

4,026	Cubist Pharmaceuticals Inc., (2)	184,874

9,680	Myriad Genentics Inc., (2)	269,588

3,671	Onyx Pharmaceuticals Inc., (2)	348,011

1,525	Regeneron Pharmaceuticals, Inc., (2), (3)	328,089
	Total Biotechnology	1,373,912
	Building Products – 1.0%

13,514	Masco Corporation	262,712
	Capital Markets – 2.3%

1,784	Affiliated Managers Group Inc., (2)	277,733

7,765	Waddell & Reed Financial, Inc., Class A	332,886
	Total Capital Markets	610,619
	Chemicals – 4.3%

2,444	Airgas, Inc.	236,213

1,564	CF Industries Holdings, Inc.	291,702

4,047	LyondellBasell Industries NV	245,653

2,560	PPG Industries, Inc., (3)	376,678
	Total Chemicals	1,150,246
	Commercial Banks – 2.3%

20,491	Fifth Third Bancorp.	348,962

9,355	SunTrust Banks, Inc.	273,634
	Total Commercial Banks	622,596
	Commercial Services & Supplies – 0.9%

9,141	Tetra Tech, Inc., (2)	240,317
	Communications Equipment – 2.2%

4,130	Motorola Solutions Inc.	236,236

7,926	Plantronics Inc.	347,317
	Total Communications Equipment	583,553
	Construction & Engineering – 1.2%

8,648	Emcor Group Inc.	323,435
	Consumer Finance – 3.8%

4995	Capital One Financial Corporation	288,611

6,707	Discover Financial Services	293,364

21,415	SLM Corporation	442,220
	Total Consumer Finance	1,024,195
	Containers & Packaging – 1.1%

2,909	Rock-Tenn Company	291,307
	Diversified Consumer Services – 1.1%

5,521	Coinstar Inc., (2), (3)	291,564

26	Nuveen Investments

Shares	Description (1)	Value
	Diversified Financial Services – 1.2%

5,439	Moody’s Corporation, (3)	$330,963
	Diversified Telecommunication Services – 0.8%

5,511	CenturyLink Inc.	207,048
	Electric Utilities – 4.9%

8,054	Edison International	433,305

7,782	El Paso Electric Company	291,514

5,581	Pinnacle West Capital Corporation	339,883

7,435	Westar Energy Inc.	259,928
	Total Electric Utilities	1,324,630
	Electrical Equipment – 4.6%

7,425	Babcock & Wilcox Company	201,960

5,510	Eaton Corporation PLC	338,369

5,058	Rockwell Automation, Inc.	428,817

2,133	Roper Industries Inc., (3)	255,213
	Total Electrical Equipment	1,224,359
	Electronic Equipment & Instruments – 1.3%

4,745	Amphenol Corporation, Class A	358,342
	Energy Equipment & Services – 1.4%

21,524	Key Energy Services Inc., (2)	127,853

3,446	Oceaneering International Inc.	241,806
	Total Energy Equipment & Services	369,659
	Food Products – 3.8%

3,831	Mead Johnson Nutrition Company, Class A Shares	310,656

3,894	Treehouse Foods Inc., (2)	248,087

18,694	Tyson Foods, Inc., Class A	460,433
	Total Food Products	1,019,176
	Gas Utilities – 1.5%

3,655	Atmos Energy Corporation	162,172

4,815	Southwest Gas Corporation, (3)	243,976
	Total Gas Utilities	406,148
	Health Care Equipment & Supplies – 2.1%

5,113	ICU Medical, Inc., (2)	308,058

2,927	Idexx Labs Inc., (2), (3)	257,459
	Total Health Care Equipment & Supplies	565,517
	Health Care Providers & Services – 2.3%

8,918	HealthSouth Corporation, (2)	245,245

3,510	McKesson HBOC Inc.	371,428
	Total Health Care Providers & Services	616,673
	Health Care Technology – 0.6%

6,823	HMS Holdings Corporation, (2), (3)	172,008
	Hotels, Restaurants & Leisure – 1.1%

1,699	Panera Bread Company, Class A, (2), (3)	301,114
	Household Durables – 2.7%

7035	Jarden Corporation	316,645

3,672	Whirlpool Corporation	419,636
	Total Household Durables	736,281

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Mid Cap Select Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Insurance – 4.5%

6,222	Allstate Corporation	$306,496

23,520	CNO Financial Group Inc., (3)	266,246

9,602	Lincoln National Corporation	326,564

11,221	Unum Group	312,954
	Total Insurance	1,212,260
	Internet Software & Services – 1.4%

10,044	AOL Inc.	388,100
	IT Services – 1.4%

12,587	Euronet Worldwide, Inc., (2), (3)	384,281
	Leisure Equipment & Products – 1.1%

3,369	Polaris Industries Inc.	290,374
	Life Sciences Tools & Services – 1.0%

6,559	Agilent Technologies, Inc.	271,805
	Machinery – 3.5%

8,593	Actuant Corporation, Class A, (3)	268,961

5,982	Crane Company	322,011

4,910	Dover Corporation, (3)	338,692
	Total Machinery	929,664
	Media – 1.0%

2,268	Liberty Media Corporation, (2)	260,548
	Multiline Retail – 1.2%

7,232	Macy’s, Inc.	322,547
	Oil, Gas & Consumable Fuels – 3.5%

11,107	Energy XXI Ltd., (3)	252,573

6,608	HollyFrontier Company	326,766

10,906	Marathon Oil Corporation	356,299
	Total Oil, Gas & Consumable Fuels	935,638
	Paper & Forest Products – 1.5%

8,620	International Paper Company	404,968
	Personal Products – 1.7%

8,740	Nu Skin Enterprises, Inc., Class A, (3)	443,380
	Pharmaceuticals – 0.9%

4,665	Salix Pharmaceuticals Limited, (2)	243,933
	Real Estate Investment Trust – 6.9%

3320	Digital Realty Trust, Inc.	234,126

12,016	Invesco Mortgage Capital Inc., (3)	257,142

8,433	Liberty Property Trust, (3)	362,535

16,004	Medical Properties Trust Inc.	257,504

3,532	Mid-America Apartment Communities	242,754

3,856	PS Business Parks Inc., (3)	307,709

7,030	Starwood Property Trust Inc.	193,255
	Total Real Estate Investment Trust	1,855,025
	Road & Rail – 0.7%

14,100	Swift Transportation Company, Class A, (2), (3)	197,682

28	Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment – 3.4%

29,688	Integrated Device Technology, Inc., (2)	$211,082

13,658	Maxim Integrated Products, Inc.	422,442

12,352	Skyworks Solutions Inc., (2), (3)	272,609
	Total Semiconductors & Equipment	906,133
	Software – 3.7%

13,182	CA Inc.	355,519

15,625	Symantec Corporation, (2)	379,688

6,944	Synopsys Inc., (2)	246,998
	Total Software	982,205
	Specialty Retail – 3.9%

9,503	Foot Locker, Inc.	331,370

5,879	PetSmart Inc.	401,180

23,417	Staples, Inc., (3)	310,041
	Total Specialty Retail	1,042,591
	Textiles, Apparel & Luxury Goods – 1.0%

1,500	Ralph Lauren Corporation	272,370
	Thrifts & Mortgage Finance – 1.0%

16,219	Everbank Financial Corporation, (3)	259,504
	Total Common Stock (cost $23,321,258)	26,649,479

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.8%

	Money Market Funds – 20.8%

5,578,100	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$5,578,100
	Total Investments Purchased with Collateral from Securities Lending (cost $5,578,100)	5,578,100

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

212,496	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$212,496
	Total Short-Term Investments (cost $212,496)	212,496
	Total Investments (cost $29,111,854) 120.9%	32,440,075
	Other Assets Less Liabilities – (20.9)%	(5,606,167)
	Net Assets – 100%	$26,833,908

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $5,418,684.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Small Cap Select Fund

April 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 96.9%

	Aerospace & Defense – 1.2%

306,230	Orbital Sciences Corporation, (2)	$5,518,265
	Airlines – 0.9%

47,706	Allegiant Travel Company	4,288,769
	Auto Components – 0.8%

247,880	Gentherm Inc., (2)	3,775,212
	Biotechnology – 2.8%

41,730	Alkermes Inc., (2)	1,277,355

71,545	Arena Pharmaceuticals, Inc., (2), (3)	589,531

60,493	Cepheid, Inc., (2), (3)	2,306,598

58,290	Cubist Pharmaceuticals Inc., (2), (3)	2,676,677

27,723	Immunogen, Inc., (2), (3)	444,122

36,170	ISIS Pharmaceuticals, Inc., (2), (3)	809,846

18,894	Pharmacyclics, Inc., (2), (3)	1,539,861

31,563	Seattle Genetics, Inc., (2), (3)	1,166,253

48,024	Theravance Inc., (2), (3)	1,620,810
	Total Biotechnology	12,431,053
	Capital Markets – 6.4%

126,107	Evercore Partners Inc., Class A	4,760,539

445,660	Medley Capital Corporation	6,943,383

505,936	Pennantpark Investment Corporation, (3)	5,919,451

67,441	Stifel Financial Corporation, (2), (3)	2,172,949

204,779	Waddell & Reed Financial, Inc., Class A	8,778,876
	Total Capital Markets	28,575,198
	Chemicals – 1.4%

297,882	Chemtura Corporation, (2)	6,332,971
	Commercial Banks – 4.4%

188,690	Associated Banc-Corp.	2,692,606

315,048	Cardinal Financial Corporation	4,804,482

249,193	East West Bancorp Inc.	6,062,866

131,069	Texas Capital BancShares, Inc., (2), (3)	5,460,335

72,484	Umpqua Holdings Corporation, (3)	869,808
	Total Commercial Banks	19,890,097
	Commercial Services & Supplies – 0.7%

319,383	Innerworkings, Inc., (2), (3)	3,216,187
	Communications Equipment – 1.3%

425,977	JDS Uniphase Corporation, (2)	5,750,690
	Computers & Peripherals – 0.8%

332,270	QLogic Corporation, (2)	3,608,452
	Construction & Engineering – 2.9%

250,354	MasTec Inc., (2), (3)	6,959,841

265,880	MYR Group Inc., (2)	6,062,064
	Total Construction & Engineering	13,021,905
	Containers & Packaging – 1.0%

44,288	Rock-Tenn Company, Class A	4,435,000

30	Nuveen Investments

Shares	Description (1)	Value
	Diversified Telecommunication Services – 1.5%

760,645	Cbeyond Inc., (2)	$6,678,463
	Electrical Equipment – 1.3%

73,229	Regal-Beloit Corporation	5,757,264
	Electronic Equipment & Instruments – 1.0%

297,645	Newport Corporation, (2)	4,509,322
	Energy Equipment & Services – 3.1%

94,620	Atwood Oceanics Inc., (2), (3)	4,641,111

823,588	Key Energy Services Inc., (2)	4,892,113

1,031,696	Parker Drilling Company, (2)	4,250,588
	Total Energy Equipment & Services	13,783,812
	Food & Staples Retailing – 3.2%

133,960	Harris Teeter Supermarkets Incorporated, (3)	5,598,188

180,881	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	4,536,495

224,829	The Chef’s Warehouse Inc., (2), (3)	4,134,605
	Total Food & Staples Retailing	14,269,288
	Food Products – 2.0%

410,710	Boulder Brands Inc., (2), (3)	3,700,497

80,495	Treehouse Foods Inc., (2)	5,128,336
	Total Food Products	8,828,833
	Gas Utilities – 1.9%

188,168	Atmos Energy Corporation	8,349,014
	Health Care Equipment & Supplies – 4.9%

187,208	Align Technology, Inc., (2), (3)	6,200,329

118,352	Integra Lifesciences Holdings Corporation, (2), (3)	4,145,871

568,065	Merit Medical Systems, Inc., (2), (3)	5,493,189

166,379	Thoratec Corporation, (2)	6,022,920
	Total Health Care Equipment & Supplies	21,862,309
	Health Care Providers & Services – 2.3%

238,155	HealthSouth Corporation, (2)	6,549,263

40,938	Medax Inc., (2)	3,632,429
	Total Health Care Providers & Services	10,181,692
	Hotels, Restaurants & Leisure – 2.0%

137,167	Life Time Fitness Inc., (2), (3)	6,334,372

104,766	Texas Roadhouse, Inc.	2,462,001
	Total Hotels, Restaurants & Leisure	8,796,373
	Household Durables – 2.0%

124,046	La Z Boy Inc.	2,240,271

31,335	Meritage Corporation, (2)	1,528,835

277,185	Tri Pointe Homes, Incorporated, (2), (3)	5,266,515
	Total Household Durables	9,035,621
	Insurance – 4.0%

150,130	First American Financial Corporation	4,018,980

651,748	Maiden Holdings, Ltd	6,732,557

372,173	Tower Group Companies, (3)	7,041,513
	Total Insurance	17,793,050

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Small Cap Select Fund (continued)

April 30, 2013

Shares	Description (1)	Value
	Internet Software & Services – 1.4%

163,859	Keynote Systems, Inc.	$1,836,859

554,646	Vocus, Inc., (2)	4,664,573
	Total Internet Software & Services	6,501,432
	IT Services – 2.8%

278,850	Euronet Worldwide, Inc., (2)	8,513,291

253,412	Sykes Enterprises Inc., (2)	3,900,011
	Total IT Services	12,413,302
	Leisure Equipment & Products – 0.9%

131,929	Brunswick Corporation, (3)	4,176,872
	Machinery – 4.9%

203,470	Actuant Corporation, Class A	6,368,611

139,770	Altra Industrial Motion, Inc., (3)	3,724,871

166,982	ESCO Technologies Inc., (3)	6,006,343

274,310	Titan International Inc., (3)	6,119,856
	Total Machinery	22,219,681
	Media – 0.9%

242,535	ReachLocal Inc., (2), (3)	4,043,058
	Metals & Mining – 0.8%

179,942	US Silica Holdings Inc.	3,676,215
	Oil, Gas & Consumable Fuels – 2.9%

264,135	Energy XXI Ltd., (3)	6,006,430

542,259	Goodrich Petroleum Corporation, (2), (3)	7,071,057
	Total Oil, Gas & Consumable Fuels	13,077,487
	Paper & Forest Products – 1.5%

175,623	Buckeye Technologies Inc.	6,601,669
	Pharmaceuticals – 1.0%

90,539	Salix Pharmaceuticals Limited, (2)	4,734,284
	Professional Services – 1.8%

348,335	CBIZ Inc., (2), (3)	2,260,694

272,632	TrueBlue Inc., (2), (3)	5,648,935
	Total Professional Services	7,909,629
	Real Estate Investment Trust – 6.7%

54,714	EastGroup Properties Inc., (3)	3,450,812

262,774	Invesco Mortgage Capital Inc.	5,623,364

211,378	Medical Properties Trust Inc.	3,401,072

265,687	MFA Mortgage Investments, Inc.	2,462,918

174,886	National Retail Properties, Inc., (3)	6,939,476

66,667	PS Business Parks Inc.	5,320,027

158,236	Terreno Realty Corporation	2,978,002
	Total Real Estate Investment Trust	30,175,671
	Road & Rail – 1.3%

167,200	Con-Way, Inc.	5,651,360
	Semiconductors & Equipment – 4.7%

957,686	Integrated Device Technology, Inc., (2)	6,809,147

346,697	International Rectifier Corporation, (2), (3)	7,353,443

32	Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)

210,661	Semtech Corporation, (2)	$6,755,898
	Total Semiconductors & Equipment	20,918,488
	Software – 2.6%

187,570	Fortinet Inc., (2)	3,368,757

62,650	Guidewire Software Incorporated, (2)	2,511,012

854,249	Smith Micro Software, Inc., (2)	1,195,949

158,961	Synchronoss Technologies, Inc., (2), (3)	4,504,955
	Total Software	11,580,673
	Specialty Retail – 5.5%

149,889	Ann Inc., (2)	4,427,721

371,825	Ascena Retail Group Inc., (2), (3)	6,878,763

254,802	Kirkland’s, Inc., (2)	3,072,912

223,022	Tile Shop Holdings Inc., (2)	5,530,946

158,422	Zumiez, Inc., (2), (3)	4,589,485
	Total Specialty Retail	24,499,827
	Textiles, Apparel & Luxury Goods – 1.8%

194,340	G III Apparel Group, Limited, (2), (3)	7,901,863
	Thrifts & Mortgage Finance – 1.6%

448,638	Everbank Financial Corporation, (3)	7,178,208
	Total Common Stock (cost $366,087,179)	433,948,559

Shares	Description (1)	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.5%

	Money Market Funds – 20.5%

91,784,197	Mount Vernon Securities Lending Prime Portfolio, 0.214%, (4), (5)	$91,784,197
	Total Investments Purchased with Collateral from Securities Lending (cost $91,784,197)	91,784,197

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 3.7%

	Money Market Funds – 3.7%

17,002,897	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$17,002,897
	Total Short-Term Investments (cost $17,002,897)	17,002,897
	Total Investments (474,874,273) – 121.1%	542,735,653
	Other Assets Less Liabilities – (21.1)%	(94,695,380)
	Net Assets – 100%	$448,040,273

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $88,116,655.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Assets & Liabilities (Unaudited)

April 30, 2013

	Large Cap Select	Mid Cap Select	Small Cap Select
Assets
Investments, at value (cost $31,294,826, $23,533,754 and $383,090,076, respectively)	36,685,623	26,861,975	450,951,456
Investment purchased with collateral from securities lending (at cost, which approximates value)	3,370,739	5,578,100	91,784,197
Receivables:
Dividends	16,948	13,585	184,694
Due from broker	464	5,530	21,798
Investments sold	662,289	—	3,148,554
Shares sold	154	15,883	656,342
Other assets	1,429	38	9,572
Total assets	40,737,646	32,475,111	546,756,613
Liabilities
Payables:
Collateral from securities lending program	3,370,739	5,578,100	91,784,197
Investments purchased	—	—	4,788,008
Shares redeemed	948	21,438	1,523,287
Accrued expenses:
Directors fees	263	214	11,254
Management fees	22,993	12,006	324,214
12b-1 distribution and service fees	943	3,658	48,540
Other	—	25,787	236,840
Total liabilities	3,395,886	5,641,203	98,716,340
Net assets	$37,341,760	$26,833,908	$448,040,273
Class A Shares
Net assets	$3,613,765	$11,086,365	$156,037,182
Shares outstanding	234,679	940,612	12,142,687
Net asset value and redemption price per share	$15.40	$11.79	$12.85
Offering price per share (net asset value per share plus maximum sales charge of 5.75 of offering price)	$16.34	$12.51	$13.63
Class B Shares
Net assets	N/A	N/A	$1,675,633
Shares outstanding	N/A	N/A	178,863
Net asset value and offering price per share	N/A	N/A	$9.37
Class C Shares
Net assets	$264,634	$1,802,435	$9,858,752
Shares outstanding	18,093	167,566	882,710
Net asset value and offering price per share	$14.63	$10.76	$11.17
Class R3 Shares
Net assets	N/A	N/A	$17,518,494
Shares outstanding	N/A	N/A	1,411,390
Net asset value and offering price per share	N/A	N/A	$12.41
Class I Shares
Net assets	$33,463,361	$13,945,108	$262,950,212
Shares outstanding	2,158,761	1,129,995	18,385,692
Net asset value and offering price per share	$15.50	$12.34	$14.30
Net assets consist of:
Capital paid-in	$99,624,715	$42,148,894	$371,154,082
Undistributed (Over-distribution of) net investment income	74,580	65,176	616,783
Accumulated net realized gain (loss)	(67,748,332)	(18,708,383)	8,408,028
Net unrealized appreciation (depreciation)	5,390,797	3,328,221	67,861,380
Net assets	$37,341,760	$26,833,908	$448,040,273
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A -	Large Cap Select and Mid Cap Select do not offer Class B and Class R3 Shares. At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended April 30, 2013

	Large Cap Select	Mid Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $5,556, $2,665 and $–, respectively)	$359,876	$248,010	$3,163,320
Securities lending income, net	4,727	20,859	180,257
Total investment income	364,603	268,869	3,343,577
Expenses
Management fees	140,030	115,562	1,988,934
12b-1 service fees – Class A	4,094	13,635	194,018
12b-1 distribution and service fees – Class B	N/A	N/A	9,359
12b-1 distribution and service fees – Class C	1,084	8,658	49,378
12b-1 distribution and service fees – Class R3(1)	184	N/A	45,574
Shareholder servicing agent fees and expenses	12,548	35,136	325,022
Custodian fees and expenses	8,781	8,098	42,068
Directors fees and expenses	609	509	5,396
Professional fees	6,079	6,042	7,869
Shareholder reporting expenses	3,757	21,520	30,864
Federal and state registration fees	24,670	19,945	34,914
Other expenses	6,650	6,736	17,953
Total expenses before fee waiver/expense reimbursement	208,486	235,841	2,751,349
Fee waiver/expense reimbursement	—	(64,600)	(43,537)
Net expenses	208,486	171,241	2,707,812
Net investment income (loss)	156,117	97,628	635,765
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	3,197,366	1,748,049	11,606,367
Change in net unrealized appreciation (depreciation) of investments	2,043,367	1,772,403	42,255,276
Net realized and unrealized gain (loss)	5,240,733	3,520,452	53,861,643
Net increase (decrease) in net assets from operations	$5,396,850	$3,618,080	$54,497,408

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class B and Class R3 Shares.
(1) -	At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (Unaudited)

	Large Cap Select		Mid Cap Select		Small Cap Select
	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12	Six Months Ended 4/30/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$156,117	$227,174	$97,628	$130,794	$635,765	$(1,438,470)
Net realized gain (loss) from:
Investments	3,197,366	5,458,240	1,748,049	3,074,977	11,606,367	72,006,971
Futures contracts	—	—	—	—	—	1,762,906
Change in net unrealized appreciation (depreciation) of investments	2,043,367	476,212	1,772,403	(840,405)	42,255,276	(482,307)
Net increase (decrease) in net assets from operations	5,396,850	6,161,626	3,618,080	2,365,366	54,497,408	71,849,100
Distributions to Shareholders
From net investment income:
Class A	(14,322)	—	(55,176)	—	—	—
Class B	N/A	N/A	N/A	—	—	—
Class C	—	—	—	—	—	—
Class R3(1)	(251)	—	N/A	N/A	—	—
Class I	(234,154)	(49,038)	(94,421)	—	—	—
From accumulated net realized gains:
Class A	—	—	—	—	(24,007,903)	(6,635,027)
Class B	N/A	N/A	N/A	—	(393,486)	(85,210)
Class C	—	—	—	—	(1,721,258)	(355,958)
Class R3(1)	—	—	N/A	N/A	(2,881,156)	(488,508)
Class I	—	—	—	—	(37,556,779)	(5,892,281)
Decrease in net assets from distributions to shareholders	(248,727)	(49,038)	(149,597)	—	(66,560,582)	(13,456,984)
Fund Share Transactions
Proceeds from sale of shares	1,079,054	2,708,944	985,431	2,158,779	42,984,272	104,005,532
Proceeds from shares issued to shareholders due to reinvestment of distributions	132,143	22,258	72,384	—	59,872,466	12,262,815
	1,211,197	2,731,202	1,057,815	2,158,779	102,856,738	116,268,347
Cost of shares redeemed	(6,796,459)	(32,611,841)	(3,070,324)	(9,196,987)	(90,612,859)	(313,697,046)
Net increase (decrease) in net assets from Fund share transactions	(5,585,262)	(29,880,639)	(2,012,509)	(7,038,208)	12,243,879	(197,428,699)
Net increase (decrease) in net assets	(437,139)	(23,768,051)	1,455,974	(4,672,842)	180,705	(139,036,583)
Net assets at the beginning of period	37,778,899	61,546,950	25,377,934	30,050,776	447,859,568	586,896,151
Net assets at the end of period	$37,341,760	$37,778,899	$26,833,908	$25,377,934	$448,040,273	$447,859,568
Undistributed (Over-distribution of) net investment income at the end of period	$74,580	$167,190	$65,176	$117,145	$616,783	$(18,982)

N/A -	Large Cap Select does not offer Class B Shares and Mid Cap Select does not offer Class R3 Shares. Class B Shares of Mid Cap Select converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(1)	At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

36	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	37

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LARGE CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (1/03)
2013(d)	$13.42	$.04	$2.00	$2.04	$(.06)	$—	$(.06)	$15.40
2012	11.73	.03	1.66	1.69	—	—	—	13.42
2011	11.65	(.02)	.10	.08	—	—	—	11.73
2010	9.80	(.01)	1.92	1.91	(.06)	—	(.06)	11.65
2009	8.83	.04	.97	1.01	(.04)	—	(.04)	9.80
2008	17.05	.06	(6.04)	(5.98)	(.04)	(2.20)	(2.24)	8.83
Class C (1/03)
2013(d)	12.73	(.01)	1.91	1.90	—	—	—	14.63
2012	11.21	(.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(.11)	.10	(.01)	—	—	—	11.21
2010	9.46	(.08)	1.84	1.76	—	—	—	11.22
2009	8.56	(.02)	.93	.91	(.01)	—	(.01)	9.46
2008	16.69	(.03)	(5.90)	(5.93)	—	(2.20)	(2.20)	8.56
Class I (1/03)
2013(d)	13.52	.06	2.02	2.08	(.10)	—	(.10)	15.50
2012	11.80	.07	1.66	1.73	(.01)	—	(.01)	13.52
2011	11.71	.01	.10	.11	(.02)	—	(.02)	11.80
2010	9.85	.02	1.92	1.94	(.08)	—	(.08)	11.71
2009	8.87	.07	.96	1.03	(.05)	—	(.05)	9.85
2008	17.10	.09	(6.05)	(5.96)	(.07)	(2.20)	(2.27)	8.87

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

15.30%	$3,614	1.34	%*	.56%*	1.34	%*	.56%*	50%
14.41	2,924	1.43		.26	1.43		.26	127
.69	2,938	1.20		(.18)	1.20		(.18)	139
19.49	3,487	1.32		(.06)	1.32		(.06)	140
11.54	3,292	1.29		.52	1.29		.52	185
(39.81)	3,608	1.21		.49	1.21		.49	210

14.84	265	2.09	*	(.19 )*	2.09	*	(.19 )*	50
13.65	195	2.18		(.49)	2.18		(.49)	127
(.09)	183	1.95		(.90)	1.95		(.90)	139
18.60	175	2.07		(.79)	2.07		(.79)	140
10.64	186	2.05		(.23)	2.05		(.23)	185
(40.38)	180	1.96		(.26)	1.96		(.26)	210

15.38	33,463	1.09	*	.87 *	1.09	*	.87 *	50
14.79	34,554	1.18		.54	1.18		.54	127
.89	58,314	.95		.07	.95		.07	139
19.75	130,803	1.07		.21	1.07		.21	140
11.81	147,231	1.04		.82	1.04		.82	185
(39.63)	207,904	.96		.74	.96		.74	210

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MID CAP SELECT (d)
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (4/94)
2013(e)	$10.30	$.04	$1.50	$1.54	$(.05)	$—	$(.05)	$11.79
2012	9.48	.04	.78	.82	—	—	—	10.30
2011	9.31	(.05)	.22	.17	—	—	—	9.48
2010	7.65	(.02)	1.70	1.68	(.02)	—	(.02)	9.31
2009	7.00	.03	.62	.65	—	—	—	7.65
2008	10.64	(.01)	(3.63)	(3.64)	—	—	—	7.00
Class C (2/00)
2013(e)	9.39	—	1.37	1.37	—	—	—	10.76
2012	8.70	(.03)	.72	.69	—	—	—	9.39
2011	8.61	(.11)	.20	.09	—	—	—	8.70
2010	7.12	(.08)	1.57	1.49	—	—	—	8.61
2009	6.56	(.01)	.57	.56	—	—	—	7.12
2008	10.04	(.08)	(3.40)	(3.48)	—	—	—	6.56
Class I (4/94)
2013(e)	10.80	.05	1.57	1.62	(.08)	—	(.08)	12.34
2012	9.91	.07	.82	.89	—	—	—	10.80
2011	9.71	(.02)	.22	.20	—	—	—	9.91
2010	7.98	— *	1.77	1.77	(.04)	—	(.04)	9.71
2009	7.31	.06	.64	.70	(.03)	—	(.03)	7.98
2008	11.09	.01	(3.79)	(3.78)	—	—	—	7.31

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

15.06%	$11,086	1.91	%**	.18%**	1.41	%**	.68%**	57%
8.65	10,862	1.90		(.10)	1.41		.39	198
1.83	10,829	1.97		(1.04)	1.41		(.48)	148
22.03	12,402	1.98		(.84)	1.41		(.27)	154
9.32	12,487	1.92		(.02)	1.41		.49	186
(34.21)	12,848	1.60		(.32)	1.41		(.13)	170

14.59	1,802	2.66	**	(.57 )**	2.16	**	(.07 )**	57
7.93	1,710	2.65		(.83)	2.16		(.35)	198
1.05	1,771	2.71		(1.78)	2.16		(1.22)	148
20.93	2,332	2.73		(1.60)	2.16		(1.03)	154
8.54	2,526	2.67		(.75)	2.16		(.24)	186
(34.66)	3,068	2.35		(1.07)	2.16		(.88)	170

15.13	13,945	1.66	**	.43 **	1.16	**	.93 **	57
8.98	12,805	1.65		.15	1.16		.64	198
2.06	16,646	1.71		(.77)	1.16		(.23)	148
22.26	23,076	1.73		(.60)	1.16		(.03)	154
9.62	27,030	1.67		.30	1.16		.81	186
(34.08)	40,409	1.35		(.07)	1.16		.12	170

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The financial highlights for the period from November 1, 2007 through May 3, 2009 are those of Small-Mid Cap Core Fund, which changed its principal investment strategies and changed its name to Mid Cap Select Fund on May 4, 2009.
(e)	For the six months ended April 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL CAP SELECT
Year Ended October 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (5/92)
2013(d)	$13.54	$.01	$1.45	$1.46	$—	$(2.15)	$(2.15)	$12.85
2012	12.44	(.05)	1.45	1.40	—	(.30)	(.30)	13.54
2011	11.72	(.09)	.81	.72	—	—	—	12.44
2010	9.53	(.05)	2.24	2.19	—	—	—	11.72
2009	8.27	(.01)	1.27	1.26	—	—	—	9.53
2008	14.06	(.02)	(4.92)	(4.94)	—	(.85)	(.85)	8.27
Class B (3/95)
2013(d)	10.49	(.03)	1.06	1.03	—	(2.15)	(2.15)	9.37
2012	9.77	(.12)	1.14	1.02	—	(.30)	(.30)	10.49
2011	9.27	(.15)	.65	.50	—	—	—	9.77
2010	7.60	(.10)	1.77	1.67	—	—	—	9.27
2009	6.64	(.05)	1.01	.96	—	—	—	7.60
2008	11.56	(.08)	(3.99)	(4.07)	—	(.85)	(.85)	6.64
Class C (9/01)
2013(d)	12.09	(.03)	1.26	1.23	—	(2.15)	(2.15)	11.17
2012	11.22	(.13)	1.30	1.17	—	(.30)	(.30)	12.09
2011	10.65	(.17)	.74	.57	—	—	—	11.22
2010	8.73	(.12)	2.04	1.92	—	—	—	10.65
2009	7.63	(.06)	1.16	1.10	—	—	—	8.73
2008	13.13	(.09)	(4.56)	(4.65)	—	(.85)	(.85)	7.63
Class R3 (1/94)
2013(d)	13.17	(.01)	1.40	1.39	—	(2.15)	(2.15)	12.41
2012	12.13	(.08)	1.42	1.34	—	(.30)	(.30)	13.17
2011	11.46	(.12)	.79	.67	—	—	—	12.13
2010	9.34	(.08)	2.20	2.12	—	—	—	11.46
2009	8.12	(.03)	1.25	1.22	—	—	—	9.34
2008	13.86	(.04)	(4.85)	(4.89)	—	(.85)	(.85)	8.12
Class I (5/92)
2013(d)	14.82	.03	1.60	1.63	—	(2.15)	(2.15)	14.30
2012	13.54	(.02)	1.60	1.58	—	(.30)	(.30)	14.82
2011	12.73	(.06)	.87	.81	—	—	—	13.54
2010	10.33	(.03)	2.44	2.41	(.01)	—	(.01)	12.73
2009	8.94	.02	1.37	1.39	—	—	—	10.33
2008	15.10	.01	(5.31)	(5.30)	(.01)	(.85)	(.86)	8.94

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

12.71%	$156,037	1.34	%*	.15%*	1.32	%*	.17%*	30%
11.62	155,624	1.36		(.49)	1.28		(.41)	71
6.14	275,994	1.34		(.74)	1.30		(.70)	69
22.98	339,826	1.25		(.49)	1.24		(.48)	88
15.24	295,348	1.26		(.09)	1.26		(.09)	99
(37.00)	166,698	1.26		(.15)	1.26		(.15)	92

12.24	1,676	2.09	*	(.59 )*	2.07	*	(.56 )*	30
10.88	2,032	2.11		(1.21)	2.03		(1.13)	71
5.39	2,866	2.09		(1.51)	2.05		(1.45)	69
21.97	3,925	2.00		(1.23)	1.99		(1.22)	88
14.46	5,511	2.01		(.80)	2.01		(.80)	99
(37.52)	6,249	2.01		(.90)	2.01		(.90)	92

12.28	9,859	2.09	*	(.60 )*	2.07	*	(.58 )*	30
10.81	10,058	2.11		(1.21)	2.03		(1.13)	71
5.35	14,009	2.09		(1.50)	2.05		(1.45)	69
21.99	17,393	2.00		(1.24)	1.99		(1.23)	88
14.42	16,938	2.01		(.80)	2.01		(.80)	99
(37.44)	17,062	2.01		(.90)	2.01		(.90)	92

12.51	17,518	1.59	*	(.10 )*	1.57	*	(.08 )*	30
11.42	18,386	1.61		(.69)	1.53		(.61)	71
5.85	20,044	1.60		(1.00)	1.55		(.95)	69
22.70	18,047	1.50		(.72)	1.49		(.71)	88
15.02	24,701	1.51		(.31)	1.51		(.31)	99
(37.19)	23,069	1.51		(.40)	1.51		(.40)	92

12.78	262,950	1.09	*	.39 *	1.07	*	.41 *	30
12.01	261,760	1.11		(.19)	1.03		(.11)	71
6.36	273,983	1.09		(.49)	1.05		(.45)	69
23.30	400,042	1.00		(.24)	.99		(.23)	88
15.55	322,658	1.01		.19	1.01		.19	99
(36.86)	289,685	1.01		.10	1.01		.10	92

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”), Nuveen Mid Cap Select Fund (“Mid Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase. At the close of business on March 4, 2013, the Fund liquidated all of its Class R3 Shares, and are no longer offered for sale.

Mid Cap Select’s investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $699 million to $19.2 billion.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

The Board of Directors/Trustees of the Trust and Nuveen Investment Trust II (“NIT II”) has approved the reorganization of the Nuveen Mid Cap Select Fund (the “Acquired Fund”) into Nuveen Symphony Mid-Cap Core Fund (the “Acquiring Fund”), a series of NIT II.

In order for the Reorganization to occur, it must be approved by the shareholders of the Acquired Fund. A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the Reorganization is expected to be held in September 2013. If the required shareholder approval is obtained, it is anticipated that the Reorganization will be consummated shortly after the special shareholder meeting. Upon shareholder approval of the Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The shareholders of the Acquired Fund will receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the Reorganization. Further information regarding the proposed Reorganization of the Acquired Fund will be contained in proxy materials that are expected to be sent to the Acquired Fund’s shareholders in August 2013.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

44	Nuveen Investments

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds may receive distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund shareholder may represent a return of capital.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Small Cap Select will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

46	Nuveen Investments

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the six months ended April 30, 2013, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Securities lending fees paid	$552	$3,460	$26,647

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$36,672,825	$—	$—	$36,672,825
Investments Purchased with Collateral from Securities Lending	3,370,739	—	—	3,370,739
Short-Term Investments:
Money Market Funds	12,798	—	—	12,798
Total	$40,056,362	$—	$—	$40,056,362

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Mid Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$26,649,479	$—	$—	$26,649,479
Investments Purchased with Collateral from Securities Lending	5,578,100	—	—	5,578,100
Short-Term Investments:
Money Market Funds	212,496	—	—	212,496
Total	$32,440,075	$—	$—	$32,440,075

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$433,948,559	$—	$—	$433,948,559
Investments Purchased with Collateral from Securities Lending	91,784,197	—	—	91,784,197
Short-Term Investments:
Money Market Funds	17,002,897	—	—	17,002,897
Total	$542,735,653	$—	$—	$542,735,653
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2013.

48	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Large Cap Select
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	34,517	$484,221	25,332	$331,639
Class C	2,996	42,986	1,390	17,576
Class R3(1)	1,190	16,638	1,045	13,038
Class I	37,217	535,209	197,949	2,346,691
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,055	14,175	—	—
Class C	—	—	—	—
Class R3(1)	19	251	—	—
Class I	8,707	117,717	1,891	22,258
	85,701	1,211,197	227,607	2,731,202
Shares redeemed:
Class A	(18,818)	(262,298)	(57,942)	(729,523)
Class C	(202)	(2,715)	(2,456)	(29,802)
Class R3(1)	(9,255)	(133,842)	(2,655)	(34,618)
Class I	(442,885)	(6,397,604)	(2,584,843)	(31,817,898)
	(471,160)	(6,796,459)	(2,647,896)	(32,611,841)
Net increase (decrease)	(385,459)	$(5,585,262)	(2,420,289)	$(29,880,639)

	Mid Cap Select
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,936	$223,068	111,075	$1,129,105
Class B(2)	—	—	—	—
Class C	1,590	16,374	15,425	139,843
Class I	62,542	745,989	86,341	889,831
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,933	51,301	—	—
Class B(2)	—	—	—	—
Class C	—	—	—	—
Class I	1,938	21,083	—	—
	90,939	1,057,815	212,841	2,158,779
Shares redeemed:
Class A	(138,745)	(1,541,709)	(199,282)	(2,003,131)
Class B(2)	—	—	(100,888)	(862,888)
Class C	(16,207)	(160,306)	(36,782)	(341,043)
Class I	(120,285)	(1,368,309)	(580,212)	(5,989,925)
	(275,237)	(3,070,324)	(917,164)	(9,196,987)
Net increase (decrease)	(184,298)	$(2,012,509)	(704,323)	$(7,038,208)
(1)	After the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.
(2)	Class B Shares of Mid Cap Select converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

	Small Cap Select
	Six Months Ended 4/30/13		Year Ended 10/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,146,143	$14,550,424	3,405,459	$44,581,140
Class B – exchanges	408	3,424	55	510
Class C	21,071	225,482	33,316	400,508
Class R3	232,828	2,850,285	362,918	4,572,748
Class I	1,809,118	25,354,657	3,848,641	54,450,626
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,079,011	23,825,468	555,168	6,578,745
Class B	45,369	380,192	8,774	81,068
Class C	163,836	1,636,719	31,587	336,407
Class R3	260,032	2,881,156	42,049	485,669
Class I	2,444,971	31,148,931	369,469	4,780,926
	8,202,787	102,856,738	8,657,436	116,268,347
Shares redeemed:
Class A	(2,572,556)	(32,521,685)	(14,663,335)	(201,595,961)
Class B	(60,642)	(568,569)	(108,436)	(1,128,129)
Class C	(134,116)	(1,485,151)	(482,065)	(5,720,510)
Class R3	(477,612)	(5,925,688)	(661,413)	(8,291,187)
Class I	(3,535,216)	(50,111,766)	(6,784,819)	(96,961,259)
	(6,780,142)	(90,612,859)	(22,700,068)	(313,697,046)
Net increase (decrease)	1,422,645	$12,243,879	(14,042,632)	$(197,428,699)

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended April 30, 2013 and fiscal year ended October 31, 2012, were as follows:

Fund	Six Months Ended 4/30/13	Year Ended 10/31/12
Mid Cap Select	—	18,510
Small Cap Select	9,639	83,248

5. Investment Transactions

Purchases and sales (excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the six months ended April 30, 2013, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Purchases	$18,484,350	$14,705,928	$131,069,641
Sales	23,870,189	16,259,156	191,194,345

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2013, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Cost of investments	$34,847,170	$29,185,641	$477,892,167
Gross unrealized:
Appreciation	$5,554,058	$3,644,315	$86,578,996
Depreciation	(344,866)	(389,881)	(21,735,510)
Net unrealized appreciation (depreciation) of investments	$5,209,192	$3,254,434	$64,843,486

50	Nuveen Investments

Permanent differences, primarily due to net operating losses, tax equalization and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets at October 31, 2012, the Funds’ last tax year end, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Capital paid-in	$(4,786)	$—	$5,799,953
Undistributed (Over-distribution of) net investment income	—	(3,568)	1,434,162
Accumulated net realized gain (loss)	4,786	3,568	(7,234,115)

The tax components of undistributed net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ last tax year end, were as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Undistributed net ordinary income*	$178,136	$127,226	$11,425,324
Undistributed net long-term capital gains	—	—	54,954,814
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Distributions from net ordinary income*	$49,038	—	$—
Distributions from net long-term capital gains	—	—	13,456,984
*	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

At October 31, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Large Cap Select	Mid Cap Select
Expiration:
October 31, 2016	$16,448,599	$4,674,453
October 31, 2017	54,315,490	15,708,192
Total	$70,764,089	$20,382,645

During the Funds’ last tax year ended October 31, 2012, the Funds utilized their capital loss carryforwards as follows:

	Large Cap Select	Mid Cap Select
Utilized capital loss carryforwards	$5,144,732	$3,145,376

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended October 31, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select Fund-Level Fee Rate	Mid Cap Select Fund-Level Fee Rate	Small Cap Select Fund-Level Fee Rate
For the first $125 million	.5500%	.7000%	.7000%
For the next $125 million	.5375	.6875	.6875
For the next $250 million	.5250	.6750	.6750
For the next $500 million	.5125	.6625	.6625
For the next $1 billion	.5000	.6500	.6500
For net assets over $2 billion	.4750	.6250	.6250

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	.2000%
Mid Cap Select	.2000
Small Cap Select	.2000

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse other Fund expenses of Mid Cap Select so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Mid Cap Select
Class A Shares	1.41%
Class C Shares	2.16
Class I Shares	1.16
Expiration Date	February 28, 2014

The Adviser agreed to reimburse management fees across all share classes of Large Cap Select and Small Cap Select through December 31, 2012, to the extent necessary to maintain Class I Share total annual operating expenses, not including any acquired fund fees and expenses, at the applicable percentage of daily net assets listed in the Maximum Expense Level row of the following table, provided that in no event will the Adviser be required to make any reimbursements that would result in an annualized net management fee of less than the applicable percentage of daily net assets listed in the Minimum Management Fee row of the following table.

	Large Cap Select	Small Cap Select
Maximum Expense Level	1.13%	1.00%
Minimum Management Fee	.75	.80

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

52	Nuveen Investments

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended April 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Sales charges collected	$6,916	$21,025	$3,226
Paid to financial intermediaries	6,118	18,352	2,864

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended April 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
Commission advances	$67	$143	$1,264

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase were retained by the Distributor. During the six months ended April 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
12b-1 fees retained	$87	$383	$8,670

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended April 30, 2013, as follows:

	Large Cap Select	Mid Cap Select	Small Cap Select
CDSC retained	$3	$194	$519

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FSLCT-0413P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: July 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: July 1, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: July 1, 2013